UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:     12/31

Date of reporting period: 12/31/16

Item 1.	Reports to Stockholders.

Annual Report December 31, 2016

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Annual Report

*Not part of the annual report. Retain for your records.

Not FDIC Insured | May Lose Value | No Bank Guarantee

MASTER CLASS – 1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to
Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Annual Report	i

VIP3 SAI5 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN HIGH INCOME VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN LARGE CAP GROWTH VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC INCOME VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

TEMPLETON DEVELOPING MARKETS VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GLOBAL BOND VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

“The Funds – Goals, Additional Strategies and Risks – Foreign securities” section is revised to add the following after the seventh paragraph:

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (EU), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is generally expected that the United Kingdom’s exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw, but there is still considerable uncertainty relating to the potential consequences and timeframe for the exit. The consequences and timeframe of the exit; how the negotiations for the withdrawal and new trade agreements will be conducted; and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, may increase market volatility across the global economy. During this period of uncertainty, the negative impact on, not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your Statement of Additional Information for future reference.

SAI-1	Annual Report

Franklin Founding Funds Allocation VIP Fund

We are pleased to bring you Franklin Founding Funds Allocation VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	Since Inception (7/2/07)
Average Annual Total Return	+13.43%	+9.54%	+3.19%

*The Fund has an expense reduction contractually guaranteed through 4/30/17. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 Index generated a +11.96% total return and the MSCI World Index produced a +8.15% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets

Asset Allocation*

Based on Total Net Assets as of 12/31/16

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

were expectations of higher interest rates and inflation in the U.S. driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the 12 months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 outperformed the S&P 500 Index. Templeton Growth VIP Fund – Class 1 outperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

Annual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4	Annual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000
(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”
(if Fund-Level Expenses Paid During Period were $7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,108.90	$0.53		$1,024.63	$0.51		0.10%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.80	$7.47	$7.47	$8.55	$7.63

Income from investment operations[a]:

Net investment income[b,c]	0.21	0.26	0.22	0.30	0.26

Net realized and unrealized gains (losses)	0.64	(0.68)	0.02	1.42	0.90

Total from investment operations	0.85	(0.42)	0.24	1.72	1.16

Less distributions from:

Net investment income	(0.29)	(0.24)	(0.23)	(1.15)	(0.24)

Net realized gains	(0.23)	(0.01)	(0.01)	(1.65)	—

Total distributions	(0.52)	(0.25)	(0.24)	(2.80)	(0.24)

Net asset value, end of year	$7.13	$6.80	$7.47	$7.47	$8.55

Total return[d]	13.43%	(5.93)%	3.05%	24.14%	15.56%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.11%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[e]	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	3.09%	3.51%	2.88%	3.67%	4.06%

Supplemental data

Net assets, end of year (000’s)	$1,025	$1,083	$1,114	$952	$767

Portfolio turnover rate	0.10%	0.26%	4.80%	3.91%	28.46% [f]

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

e Does not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the year ended December 31, 2016.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.75	$7.42	$7.42	$8.51	$7.59

Income from investment operations[a]:

Net investment income[b,c]	0.19	0.24	0.20	0.27	0.25

Net realized and unrealized gains (losses)	0.64	(0.68)	0.02	1.42	0.89

Total from investment operations	0.83	(0.44)	0.22	1.69	1.14

Less distributions from:

Net investment income	(0.27)	(0.22)	(0.21)	(1.13)	(0.22)

Net realized gains	(0.23)	(0.01)	(0.01)	(1.65)	—

Total distributions	(0.50)	(0.23)	(0.22)	(2.78)	(0.22)

Net asset value, end of year	$7.08	$6.75	$7.42	$7.42	$8.51

Total return[d]	13.18%	(6.21)%	2.85%	23.77%	15.33%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.36%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[e]	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	2.84%	3.26%	2.63%	3.42%	3.81%

Supplemental data

Net assets, end of year (000’s)	$474,669	$480,715	$557,704	$547,506	$472,686

Portfolio turnover rate	0.10%	0.26%	4.80%	3.91%	28.46% [f]

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

e Does not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the year ended December 31, 2016.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.87	$7.54	$7.54	$8.49	$7.58

Income from investment operations[a]:

Net investment income[b,c]	0.19	0.23	0.20	0.26	0.30

Net realized and unrealized gains (losses)	0.64	(0.68)	0.02	1.43	0.83

Total from investment operations	0.83	(0.45)	0.22	1.69	1.13

Less distributions from:

Net investment income	(0.26)	(0.21)	(0.21)	(0.99)	(0.22)

Net realized gains	(0.23)	(0.01)	(0.01)	(1.65)	—

Total distributions	(0.49)	(0.22)	(0.22)	(2.64)	(0.22)

Net asset value, end of year	$7.21	$6.87	$7.54	$7.54	$8.49

Total return[d]	12.92%	(6.24)%	2.75%	23.68%	15.17%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.46%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[e]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	2.74%	3.16%	2.53%	3.32%	3.71%

Supplemental data

Net assets, end of year (000’s)	$530,403	$550,825	$702,324	$676,781	$493,813

Portfolio turnover rate	0.10%	0.26%	4.80%	3.91%	28.46% [f]

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

e Does not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the year ended December 31, 2016.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Founding Funds Allocation VIP Fund
		Shares	Value
	Investments in Underlying Funds 99.3%
	Domestic Equity 33.1%
[a]	Franklin Mutual Shares VIP Fund, Class 1	16,336,774	$333,270,195

	Domestic Hybrid 33.3%
[a]	Franklin Income VIP Fund, Class 1	21,065,303	334,517,009

	Foreign Equity 32.9%
[a]	Templeton Growth VIP Fund, Class 1	23,748,961	330,823,032

	Total Investments in Underlying Funds (Cost $745,715,141)		998,610,236
	Other Assets, less Liabilities 0.7%		7,486,259

	Net Assets 100.0%		$1,006,096,495

a See Note 3(d) regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.	Annual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in securities:
Cost - Non-controlled affiliates (Note 3d)	$745,715,141

Value - Non-controlled affiliates (Note 3d)	$998,610,236
Cash	9,599,901
Receivables:
Capital shares sold	150,296
Other assets	81

Total assets	1,008,360,514

Liabilities:
Payables:
Capital shares redeemed	1,605,106
Administrative fees	76,984
Distribution fees	500,784
Accrued expenses and other liabilities	81,145

Total liabilities	2,264,019

Net assets, at value	$1,006,096,495

Net assets consist of:
Paid-in capital	$734,038,673
Undistributed net investment income	26,674,273
Net unrealized appreciation (depreciation)	252,895,095
Accumulated net realized gain (loss)	(7,511,546)

Net assets, at value	$1,006,096,495

Class 1:
Net assets, at value	$1,025,195

Shares outstanding	143,858

Net asset value and maximum offering price per share	$7.13

Class 2:
Net assets, at value	$474,668,786

Shares outstanding	67,074,212

Net asset value and maximum offering price per share	$7.08

Class 4:
Net assets, at value	$530,402,514

Shares outstanding	73,591,426

Net asset value and maximum offering price per share	$7.21

FFA-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from non-controlled affliates (Note 3d)	$31,551,371

Expenses:
Administrative fees (Note 3a)	987,565
Distribution fees: (Note 3b)
Class 2	1,162,044
Class 4	1,825,948
Reports to shareholders	82,141
Professional fees	37,225
Trustees’ fees and expenses	4,691
Other	17,132

Total expenses	4,116,746
Expenses waived/paid by affiliates (Note 3e)	(141,194)

Net expenses	3,975,552

Net investment income	27,575,819

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of investments:
Non-controlled affiliates (Note 3d)	7,106,225
Realized gain distributions:
Non-controlled affiliates (Note 3d)	38,571,501

Net realized gain (loss)	45,677,726

Net change in unrealized appreciation (depreciation) on investments	46,468,720

Net realized and unrealized gain (loss)	92,146,446

Net increase (decrease) in net assets resulting from operations	$119,722,265

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$27,575,819	$37,413,879
Net realized gain (loss)	45,677,726	35,400,605
Net change in unrealized appreciation (depreciation)	46,468,720	(142,745,103)

Net increase (decrease) in net assets resulting from operations	119,722,265	(69,930,619)

Distributions to shareholders from:
Net investment income:
Class 1	(42,944)	(36,795)
Class 2	(18,199,650)	(15,525,526)
Class 4	(19,362,702)	(17,645,320)
Net realized gains:
Class 1	(33,890)	(1,845)
Class 2	(15,405,932)	(848,940)
Class 4	(17,041,267)	(1,013,211)

Total distributions to shareholders	(70,086,385)	(35,071,637)

Capital share transactions: (Note 2)
Class 1	(111,375)	76,918
Class 2	(29,371,071)	(28,851,107)
Class 4	(46,679,895)	(94,741,812)

Total capital share transactions	(76,162,341)	(123,516,001)

Net increase (decrease) in net assets	(26,526,461)	(228,518,257)
Net assets:
Beginning of year	1,032,622,956	1,261,141,213

End of year	$1,006,096,495	$1,032,622,956

Undistributed net investment income included in net assets:
End of year	$26,674,273	$35,824,134

FFA-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Annual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	16,848	$112,841	19,319	$143,699
Shares issued in reinvestment of distributions	12,138	76,834	5,229	38,640
Shares redeemed	(44,358)	(301,050)	(14,405)	(105,421)

Net increase (decrease)	(15,372)	$(111,375)	10,143	$76,918

Class 2 Shares:
Shares sold	5,277,050	$35,702,809	6,246,409	$45,291,801
Shares issued in reinvestment of distributions	5,334,220	33,605,582	2,227,819	16,374,466
Shares redeemed	(14,716,105)	(98,679,462)	(12,470,063)	(90,517,374)

Net increase (decrease)	(4,104,835)	$(29,371,071)	(3,995,835)	$(28,851,107)

Class 4 Shares:
Shares sold	1,664,792	$11,425,501	2,856,721	$21,294,894
Shares issued in reinvestment of distributions	5,670,400	36,403,969	2,494,456	18,658,531
Shares redeemed	(13,975,336)	(94,509,365)	(18,324,962)	(134,695,237)

Net increase (decrease)	(6,640,144)	$(46,679,895)	(12,973,785)	$(94,741,812)

FFA-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies.

Investments in Underlying Funds for the year ended December 31, 2016, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)		% of Underlying Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	23,343,030	1,232,946	(3,510,673)	21,065,303	$334,517,009	$16,820,344	$(2,462,380)		5.34%
Franklin Mutual Shares VIP Fund, Class 1	17,510,038	1,720,020	(2,893,284)	16,336,774	333,270,195	7,188,696	29,468,783	[a]	7.55%
Templeton Growth VIP Fund, Class 1	25,118,084	1,645,407	(3,014,530)	23,748,961	330,823,032	7,542,331	18,671,323	[a]	23.83%

Total					$998,610,236	$31,551,371	$45,677,726

aIncludes realized gain distributions received.

Annual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$37,605,296	$33,207,641
Long term capital gain	32,481,089	1,863,996

	$70,086,385	$35,071,637

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$795,179,667

Unrealized appreciation	$252,895,095
Unrealized depreciation	(49,464,526)

Net unrealized appreciation (depreciation)	$203,430,569

Undistributed ordinary income	$28,250,431
Undistributed long term capital gains	40,376,813

Distributable earnings.	$68,627,244

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2016, aggregated $1,000,000 and $149,023,936 respectively.

FFA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Founding Funds Allocation VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Founding Funds Allocation VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

FFA-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $32,481,089 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 32.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

At December 31, 2016, the Fund, a qualified fund of funds under Section 852(g)(2) of the Code, received an allocation of foreign taxes paid from one or more of its underlying funds. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2017 distribution date, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	FFA-19

Franklin Global Real Estate VIP Fund

This annual report for Franklin Global Real Estate VIP Fund covers the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+0.81%	+8.95%	-0.37%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the FTSE® EPRA®/NAREIT® Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGR-1

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a +4.99% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FGR-2	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Portfolio Composition

Based on Total Net Assets as of 12/31/16

growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the

10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.3

Global Real Estate Market Overview

According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Norway outpaced the index and led global real estate markets. Canada, Israel and Australia also posted solid results. In contrast, some markets represented in the index lost value, including the U.K., Italy, Ireland and the Guernsey Islands. At period-end, the U.S. was the index’s largest country weighting.

3. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGR-3

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Top 10 Countries

12/31/16

% of Total Net Assets
U.S.	55.0%
Japan	11.3%
Hong Kong	6.7%
Australia	6.3%
U.K.	4.5%
France	3.8%
Germany	3.8%
Singapore	2.3%
Canada	1.8%
Sweden	1.8%

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the year, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included an overweighting in the specialty sector, with an off-benchmark investment in U.S.-based data center company Coresite Realty proving especially beneficial.4 Shares of Coresite delivered strong performance compared to U.S. property stocks and outperformed the global property benchmark. The company reported strong financial results during the year due to strong leasing results from its data center properties. In the company’s third quarter financial statements, the company reported that funds-from-operations (FFO) per share, a metric used by real estate investment trusts (REITs) to define the cash flow from their operations, increased and revenues rose during the trailing one-year period. The FFO per share financial result was particularly impressive since the company operates with a much lower leverage ratio than most U.S. REITs. Investors also seemed encouraged by leasing demand for its new data centers as well as the company’s conservative debt level. An overweighting in the industrial property sector also boosted results.5 Shares of Duke Realty appreciated during the reporting period. Similar to other industrial REITs, Duke benefited from the continued strength of the existing industrial fundamentals with limited supply outpaced by healthy tenant demand, especially related to e-commerce. We believe the stock performed well as Duke has become much more focused into major industrials after successfully exiting its suburban office portfolio. We had a favorable view on industrials and a positive outlook given strong fundamentals. Thus, we maintained our overweighted position in Duke. We believe the company remained well positioned to benefit from healthy industrial fundamentals with a substantial pre-leased development pipeline, a respected and strong management team and a solid balance sheet. Other notable contributors included Summit Hotel Properties, a mid-capitalization hotel REIT, which focuses on the premium select-service segment.6 Shares performed well during the reporting period. Despite a challenging backdrop with a negative hotel revenue growth outlook, we believe the stock’s positive performance was largely attributable to the company’s lack of exposure to major gateway cities such as New York City where fundamentals have weakened due to the ongoing supply pressure on pricing, weaker inbound international travel due to a strong U.S. dollar, and the existence of other lodging alternatives. During the period, Summit successfully executed on its portfolio repositioning strategy via accretive acquisitions of properties located outside the top 20 hotel markets. In our analysis, these acquisitions had healthier fundamentals and less competition in terms of asset pricing. As a result, the company assembled, in our view, a much better quality hotel portfolio in non-gateway/non-coastal markets and generated consistently above industry average revenue growth. Based on our analysis, we had an overall unfavorable view on the hotel/resort sector and remained underweighted to this property sector given revenue growth deceleration and negative outlook for the next 12 months, but we maintained our overweighted position in Summit.

In contrast, key detractors from the Fund’s relative performance included stock selection and an underweighting in

4. Specialty holdings are in office REITs and specialized REITs in the SOI.

5. Industrial property holdings are in industrial REITs in the SOI.

6. Hotel/resort holdings are in hotel and resort REITs and hotels, resorts and cruise lines in the SOI.

FGR-4	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Top 10 Holdings

12/31/16

Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	5.0%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	2.8%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.6%
Prologis Inc. Industrial REITs, U.S.	2.5%
Unibail-Rodamco SE Retail REITs, France	2.5%
AvalonBay Communities Inc. Residential REITs, U.S.	2.2%
Ventas Inc. Health Care REITs, U.S.	2.1%
Scentre Group Retail REITs, Australia	2.0%
Public Storage Specialized REITs, U.S.	2.0%
Welltower Inc. Health Care REITs, U.S.	1.9%

the office space sector.7 Shares of U.K.-based office REIT Great Portland Estates weakened during the year along with most U.K. property stocks, as Britain unexpectedly voted to leave the European Union. This development led to political turmoil and effectively caused the British pound to decline significantly versus the U.S. dollar. We exited our position in Great Portland during the reporting period, as the stock started flagging on our internal momentum model and as we started to see signs of a decelerating trend in central London office fundamentals along with lowered rental growth expectations. Great Portland, in our opinion, has a strong management team and a healthy balance sheet and was trading at what we considered an attractive discount to net asset value. However, we saw what we considered greater potential in other companies and property types. The Fund’s investment in diversified Japanese REIT Mitsui Fudosan was one of the Fund’s main detractors during the year. Despite its record operating profit and sustained earnings growth in 2016, the company’s share price decline was largely driven by economic factors including weaker economic growth and investors’ cautious outlook on the real estate sector in Japan. Following the Brexit vote in June 2016, investors sold off the company’s shares along with other developers partly due to its redevelopment project in London. There were also investor concerns about office leasing conditions amid economic uncertainties as well as a large supply scheduled in 2018. However, market sentiment improved since late 2016 and Mitsui Fudosan’s share price rebounded considerably with a rise in the expected inflation rate due to sharp yen deprecation. We maintained our overweighted position in Mitsui Fudosan as the company has largely pre-leased its office project planned in 2018 and new project completions could contribute to ongoing profit growth in the next two years. The company, as one of Japan’s largest property developers, could also be well positioned to benefit if economic conditions in Japan improve. Within the residential sector, our position in Essex Property Trust detracted from performance during the reporting period.8 The company’s shares also performed poorly compared to U.S. property stocks and the U.S. apartment sector. Essex, an owner and operator of apartment communities located on the U.S. west coast had been a leading performer as a result of superior fundamentals for apartments in northern California and sound capital allocation decisions by the management team. However, during the first quarter of 2016, the company’s performance weakened as early signs of a potential slowing in northern California apartment rental growth rates surfaced. Softer conditions ensued due to a combination of new supply in San Francisco and weaker job growth in the technology sector. Positive releasing spreads (the change in rent per square foot between new and expiring leases) in Essex’s portfolio narrowed and the management team ultimately revised its growth earnings guidance down slightly for 2016. We began the year with an overweighted position in Essex, but subsequently modified to an underweighted position as evidence of a softening in fundamentals emerged.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure.

7. Office space holdings are in office REITs and real estate operating companies in the SOI.

8. Residential holdings are in real estate operating companies and residential REITs in the SOI.

Annual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGR-6	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000
(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”
(if Fund-Level Expenses Paid During Period were $7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$941.70	$5.37		$1,019.61	$5.58		1.10%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FGR-7

VIP2 P1, P2, P4 07/16

SUPPLEMENT DATED JULY 18, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The prospectus of Franklin Small Cap Value VIP Fund is amended as follows:

I.   The first paragraph under the “FUND SUMMARIES” – “Principal Investment Strategies” section, on page FSV-S1, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

II.   The “Performance” section, on page FSV-S3, is revised to add the following:

	1 Year	5 Years	10 Years
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes)[1]	-7.47%	7.67%	5.58%

1. Performance figures as of December 31, 2015. The Russell 2000 Value Index is replacing the Russell 2500 Value Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 2000 Value Index more accurately reflects the Fund’s holdings.

No one index is representative of the Fund’s portfolio.

III.   Effective September 30, 2016, the first paragraph under the “FUND DETAILS” – “Principal Investment Policies and Practices” section on page FSV D-1 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

The prospectus of Franklin Global Real Estate VIP Fund is amended as follows:

The “FUND DETAILS” – “Management” section, on page FGR D-6, is revised to show the address of Franklin Templeton Institutional, LLC (FT Institutional) as 280 Park Avenue, New York, NY 10017.

Please keep this supplement with your prospectus for future reference.

FGR-8

VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE PROSPECTUSES

DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.   For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II.   For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III.   For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your prospectus for future reference.

FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Year Ended December 31,
	2016		2015	2014		2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.93		$16.36	$14.29		$14.66	$11.47

Income from investment operations[a]:

Net investment income[b]	0.30	[c]	0.24	0.26		0.24	0.25

Net realized and unrealized gains (losses)	(0.16)		(0.12)	1.92		0.13	2.94

Total from investment operations	0.14		0.12	2.18		0.37	3.19

Less distributions from net investment income and net foreign currency gains	(0.24)		(0.55)	(0.11)		(0.74)	—

Net asset value, end of year	$15.83		$15.93	$16.36		$14.29	$14.66

Total return[d]	0.81%		0.83%	15.27%		2.61%	27.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.11%		1.11%	1.10%		1.10%	1.11%

Expenses net of waiver and payments by affiliates	1.11%	[e]	1.11%	1.10%	[f]	1.10%	1.07%

Net investment income	1.99%	[c]	1.49%	1.66%		1.62%	1.92%

Supplemental data

Net assets, end of year (000’s)	$821		$32,161	$35,686		$34,276	$38,329

Portfolio turnover rate	28.53%	[g]	23.35%	16.67%		21.29%	22.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

FGR-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

	Year Ended December 31,
	2016		2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.52		$15.95	$13.93		$14.27	$11.20

Income from investment operations[a]:

Net investment income[b]	0.28	[c]	0.20	0.21		0.20	0.21

Net realized and unrealized gains (losses)	(0.19)		(0.12)	1.88		0.13	2.86

Total from investment operations	0.09		0.08	2.09		0.33	3.07

Less distributions from net investment income and net foreign currency gains	(0.19)		(0.51)	(0.07)		(0.67)	—

Net asset value, end of year	$15.42		$15.52	$15.95		$13.93	$14.27

Total return[d]	0.54%		0.57%	15.01%		2.32%	27.41%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%		1.36%	1.35%		1.35%	1.36%

Expenses net of waiver and payments by affiliates	1.36%	[e]	1.36%	1.35%	[f]	1.35%	1.32%

Net investment income	1.74%	[c]	1.24%	1.41%		1.37%	1.67%

Supplemental data

Net assets, end of year (000’s)	$193,707		$287,473	$333,554		$328,825	$344,044

Portfolio turnover rate	28.53%	[g]	23.35%	16.67%		21.29%	22.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Global Real Estate VIP Fund
		Country	Shares	Value
	Common Stocks 99.0%
	Diversified Real Estate Activities 10.2%
	CapitaLand Ltd.	Singapore	882,595	$1,840,898
	City Developments Ltd.	Singapore	217,847	1,245,786
	Mitsubishi Estate Co. Ltd.	Japan	252,356	5,024,668
	Mitsui Fudosan Co. Ltd.	Japan	239,578	5,543,937
	New World Development Co. Ltd.	Hong Kong	1,765,585	1,867,019
	Sun Hung Kai Properties Ltd.	Hong Kong	164,171	2,074,764
	Tokyo Tatemono Co. Ltd.	Japan	106,632	1,425,774
	The Wharf Holdings Ltd.	Hong Kong	120,818	803,168

				19,826,014

	Diversified REITs 6.7%
	Activia Properties Inc.	Japan	274	1,291,535
	Hispania Activos Inmobiliarios SOCIMI SA	Spain	115,361	1,358,881
	Hulic REIT Inc.	Japan	620	1,040,096
	Kenedix Office Investment Corp.	Japan	309	1,776,364
	Land Securities Group PLC	United Kingdom	183,501	2,409,647
	Spirit Realty Capital Inc.	United States	137,708	1,495,509
	United Urban Investment Corp.	Japan	832	1,266,203
	VEREIT Inc.	United States	280,670	2,374,468

				13,012,703

	Health Care REITs 6.0%
	HCP Inc.	United States	93,989	2,793,353
	Physicians Realty Trust	United States	60,681	1,150,512
	Ventas Inc.	United States	65,517	4,096,123
	Welltower Inc.	United States	55,376	3,706,315

				11,746,303

	Hotel & Resort REITs 3.2%
	Hoshino Resorts REIT Inc.	Japan	141	735,789
	Host Hotels & Resorts Inc.	United States	137,406	2,588,729
	Summit Hotel Properties Inc.	United States	95,514	1,531,089
	Sunstone Hotel Investors Inc.	United States	84,309	1,285,712

				6,141,319

	Hotels, Resorts & Cruise Lines 0.3%
	Hilton Worldwide Holdings Inc.	United States	21,824	593,613

	Industrial REITs 9.1%
	Duke Realty Corp.	United States	99,593	2,645,190
	First Industrial Realty Trust Inc.	United States	66,153	1,855,592
a	Frasers Logistics & Industrial Trust	Singapore	1,073,866	686,046
	Goodman Group	Australia	360,050	1,852,460
	Mapletree Logistics Trust	Singapore	1,015,365	715,293
	Nippon Prologis REIT Inc.	Japan	643	1,314,108
	PLA Administradora Industrial S de RL de CV	Mexico	541,807	682,485
	Prologis Inc.	United States	93,469	4,934,228
	Rexford Industrial Realty Inc.	United States	50,374	1,168,173
	Segro PLC	United Kingdom	322,476	1,819,766

				17,673,341

	Office REITs 12.0%
	Alexandria Real Estate Equities Inc.	United States	27,021	3,002,844
	Boston Properties Inc.	United States	27,785	3,494,797
	Brandywine Realty Trust	United States	71,795	1,185,335

FGR-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Office REITs (continued)
	Derwent London PLC	United Kingdom	41,697	$1,423,823
	Dexus Property Group	Australia	315,963	2,193,349
	Highwoods Properties Inc.	United States	41,710	2,127,627
	Japan Real Estate Investment Corp.	Japan	322	1,754,686
	Kilroy Realty Corp.	United States	33,444	2,448,770
	Mack-Cali Realty Corp.	United States	59,010	1,712,470
	SL Green Realty Corp.	United States	22,222	2,389,976
	Vornado Realty Trust	United States	15,827	1,651,864

				23,385,541

	Real Estate Development 2.9%
	Cheung Kong Property Holdings Ltd.	Hong Kong	544,627	3,339,611
	China Overseas Land & Investment Ltd.	China	190,685	505,329
	China Resources Land Ltd.	China	232,016	521,808
	Sino Land Co. Ltd.	Hong Kong	803,506	1,204,042

				5,570,790

	Real Estate Operating Companies 7.4%
	ADO Properties SA	Germany	14,287	481,200
b	ADO Properties SA, 144A	Germany	36,157	1,217,801
	Deutsche Wohnen AG	Germany	91,040	2,858,442
	Fabege AB	Sweden	77,519	1,267,134
	First Capital Realty Inc.	Canada	60,264	927,656
	Hemfosa Fastigheter AB	Sweden	106,166	990,659
	Hufvudstaden AB, A	Sweden	83,394	1,317,393
	Hysan Development Co. Ltd.	Hong Kong	290,065	1,198,863
	Unite Group PLC	United Kingdom	185,086	1,381,669
	Vonovia SE	Germany	85,553	2,782,033

				14,422,850

	Residential REITs 10.8%
	American Homes 4 Rent, A	United States	114,613	2,404,581
	Apartment Investment & Management Co., A	United States	53,790	2,444,755
	AvalonBay Communities Inc.	United States	24,189	4,285,081
	Camden Property Trust	United States	20,600	1,731,842
	Canadian Apartment Properties REIT	Canada	69,775	1,630,058
	Education Realty Trust Inc.	United States	34,664	1,466,287
	Equity Lifestyle Properties Inc.	United States	29,458	2,123,922
	Equity Residential	United States	36,633	2,357,700
	Essex Property Trust Inc.	United States	4,252	988,590
	Invincible Investment Corp.	Japan	1,721	775,882
	UDR Inc.	United States	23,857	870,303

				21,079,001

	Retail REITs 24.4%
	Federal Realty Investment Trust	United States	7,638	1,085,436
	General Growth Properties Inc.	United States	62,474	1,560,601
	Hammerson PLC	United Kingdom	235,805	1,664,430
	Kimco Realty Corp.	United States	88,149	2,217,829
	Klepierre	France	67,337	2,645,967
	Link REIT	Hong Kong	395,237	2,568,824
	The Macerich Co.	United States	11,089	785,545
	National Retail Properties Inc.	United States	30,933	1,367,239
	Realty Income Corp.	United States	52,117	2,995,685

Annual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Retail REITs (continued)
	Regency Centers Corp.	United States	36,539	$2,519,364
	Retail Properties of America Inc., A	United States	95,100	1,457,883
	Scentre Group	Australia	1,139,061	3,813,831
	Simon Property Group Inc.	United States	54,326	9,652,100
	Smart Real Estate Investment Trust	Canada	43,230	1,039,542
	Unibail-Rodamco SE	France	20,031	4,779,123
	Vicinity Centres	Australia	712,030	1,536,265
	Washington Prime Group Inc.	United States	78,659	818,840
	Weingarten Realty Investors	United States	58,729	2,101,911
	Westfield Corp.	Australia	421,523	2,853,124

				47,463,539

	Specialized REITs 6.0%
	Coresite Realty Corp.	United States	18,069	1,434,136
	CubeSmart	United States	57,893	1,549,796
a	CyrusOne Inc.	United States	15,167	678,420
	Digital Realty Trust Inc.	United States	31,868	3,131,350
	Extra Space Storage Inc.	United States	12,700	980,948
	Public Storage	United States	17,044	3,809,334

				11,583,984

	Total Common Stocks (Cost $134,975,596)			192,498,998

			Principal Amount
	Short Term Investments (Cost $1,413,605) 0.7%
	Repurchase Agreements 0.7%
c	Joint Repurchase Agreement, 0.437%, 1/03/17 (Maturity Value $1,413,674)
	BNP Paribas Securities Corp. (Maturity Value $594,238)
	Deutsche Bank Securities Inc. (Maturity Value $74,260)
	HSBC Securities (USA) Inc. (Maturity Value $594,238)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $150,938)
	Collateralized by U.S. Government Agency Securities, 0.00% - 1.75%, 6/09/17 - 2/26/19;
	[d] U.S. Treasury Bill, 5/04/17 - 5/25/17; U.S. Treasury Note, 0.50% - 3.50%, 12/31/16 - 8/31/21; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $1,442,206)	United States	$1,413,605	1,413,605

	Total Investments (Cost $136,389,201) 99.7%			193,912,603
	Other Assets, less Liabilities 0.3%			615,380

	Net Assets 100.0%			$194,527,983

See Abbreviations on page FGR- 26.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the value of this security was $1,217,801, representing 0.6% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

FGR-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$134,975,596
Cost - Repurchase agreements	1,413,605

Total cost of investments	$136,389,201

Value - Unaffiliated issuers	$192,498,998
Value - Repurchase agreements	1,413,605

Total value of investments	193,912,603
Cash	765
Foreign currency, at value (cost $2,330)	2,331
Receivables:
Capital shares sold	8,291
Dividends	897,163
European Union tax reclaims	75,993
Other assets	25

Total assets	194,897,171

Liabilities:
Payables:
Capital shares redeemed	14,676
Management fees	170,685
Distribution fees	79,589
Reports to shareholders	44,196
Professional fees	52,137
Accrued expenses and other liabilities	7,905

Total liabilities	369,188

Net assets, at value	$194,527,983

Net assets consist of:
Paid-in capital	$349,002,216
Undistributed net investment income	3,322,944
Net unrealized appreciation (depreciation)	57,508,484
Accumulated net realized gain (loss)	(215,305,661)

Net assets, at value	$194,527,983

Class 1:
Net assets, at value	$821,359

Shares outstanding	51,880

Net asset value and maximum offering price per share	$15.83

Class 2:
Net assets, at value	$193,706,624

Shares outstanding	12,560,530

Net asset value and maximum offering price per share	$15.42

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Global Real Estate VIP Fund
Investment income:
Dividends	$8,807,146
Interest	6,577
Income from securities loaned (net of fees and rebates)	10,376
Other income (Note 1e)	21,838

Total investment income	8,845,937

Expenses:
Management fees (Note 3a)	2,999,837
Distribution fees - Class 2 (Note 3c)	650,940
Custodian fees (Note 4)	20,884
Reports to shareholders	45,710
Professional fees	80,995
Trustees’ fees and expenses	1,449
Other	18,615

Total expenses	3,818,430
Expenses waived/paid by affiliates (Note 3e)	(1,180)

Net expenses	3,817,250

Net investment income	5,028,687

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $27,545,389) (Note 9)	51,075,135
Realized gain distributions from REITs	1,268,398
Foreign currency transactions	(27,816)

Net realized gain (loss)	52,315,717

Net change in unrealized appreciation (depreciation) on:
Investments	(53,932,642)
Translation of other assets and liabilities denominated in foreign currencies	(13,043)

Net change in unrealized appreciation (depreciation)	(53,945,685)

Net realized and unrealized gain (loss)	(1,629,968)

Net increase (decrease) in net assets resulting from operations	$3,398,719

FGR-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,028,687	$4,420,691
Net realized gain (loss)	52,315,717	25,460,067
Net change in unrealized appreciation (depreciation)	(53,945,685)	(27,803,613)

Net increase (decrease) in net assets resulting from operations	3,398,719	2,077,145

Distributions to shareholders from:
Net investment income:
Class 1	(442,226)	(1,164,404)
Class 2	(3,274,922)	(10,130,962)

Total distributions to shareholders	(3,717,148)	(11,295,366)

Capital share transactions: (Note 2)
Class 1	(31,539,337)	(2,627,260)
Class 2	(93,248,371)	(37,760,478)

Total capital share transactions	(124,787,708)	(40,387,738)

Net increase (decrease) in net assets	(125,106,137)	(49,605,959)
Net assets:
Beginning of year	319,634,120	369,240,079

End of year	$194,527,983	$319,634,120

Undistributed net investment income included in net assets:
End of year	$3,322,944	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(103,206)

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2016, 86.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern

FGR-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

Annual Report	FGR-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Securities Lending (continued)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no

FGR-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	8,244	$135,524	18,700	$311,427
Shares issued in reinvestment of distributions	27,081	442,226	74,498	1,164,404
Shares redeemed in-kind (Note 9)	(1,772,621)	(28,376,646)	—	—
Shares redeemed	(230,198)	(3,740,441)	(255,495)	(4,103,091)

Net increase (decrease)	(1,967,494)	$(31,539,337)	(162,297)	$(2,627,260)

Class 2 Shares:
Shares sold	397,098	$6,351,063	502,026	$8,041,404
Shares issued in reinvestment of distributions	205,582	3,274,922	664,325	10,130,962
Shares redeemed in-kind (Note 9)	(3,806,704)	(59,402,467)	—	—
Shares redeemed	(2,762,366)	(43,471,889)	(3,555,406)	(55,932,844)

Net increase (decrease)	(5,966,390)	$(93,248,371)	(2,389,055)	$(37,760,478)

Annual Report	FGR-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

For the year ended December 31, 2016, the effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FGR-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	—	10,848,000	(10,848,000)	—	$—	$—	$—	—%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$207,448,609
2018	2,192,369

Total capital loss carryforwards	$209,640,978

During the year ended December 31, 2016, the Fund utilized $21,262,598 of capital loss carryforwards.

On December 31, 2016, the Fund had expired capital loss carryforwards of $68,684,254 which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$3,717,148	$11,295,366

Annual Report	FGR-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$146,841,637

Unrealized appreciation	$62,095,453
Unrealized depreciation	(15,024,487)

Net unrealized appreciation (depreciation)	$47,070,966

Distributable earnings - undistributed ordinary income	$8,005,656

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and gains realized on in-kind shareholder redemptions.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended December 31, 2016, such reclassifications were as follows:

Paid-in capital	$(45,655,419)
Undistributed net investment income	$ 2,114,611
Accumulated net realized gain (loss)	$ 43,540,808

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $80,583,145 and $112,562,137, respectively. Sales of investments excludes in-kind transactions of $87,416,272.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

FGR-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $27,545,389 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]	$192,498,998	$—	$—	$192,498,998
Short Term Investments	—	1,413,605	—	1,413,605

Total Investments in Securities	$192,498,998	$1,413,605	$—	$193,912,603

aFor detailed categories, see the accompanying Statement of Investments.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Annual Report	FGR-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

REIT	Real Estate Investment Trust

FGR-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Global Real Estate VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate VIP Fund (the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	FGR-27

Franklin Growth and Income VIP Fund

This annual report for Franklin Growth and Income VIP Fund covers the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+11.86%	+12.20%	+5.45%

*The Fund has an expense reduction contractually guaranteed through April 30, 2018. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

****Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the

Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, produced a +11.96% total return.1 The Fund’s peers, as measured by the Lipper VIP Equity Income Funds Classification Average, had a +14.21% total return for the same period.2

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.3 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year,

Portfolio Composition

Based on Total Net Assets as of 12/31/16

due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN GROWTH AND INCOME VIP FUND

The 10-year U.S. Treasury yield, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative central bank policies and a general risk-averse sentiment boosted safe haven buying by investors. These factors drove the 10-year yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that held that possible expansionary fiscal policies under the new U.S. president Donald Trump could lead to a stronger economy and higher inflation.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, sectors that rose in value among the Fund’s investments included financials, industrials and energy. In contrast, declining sectors included health care and consumer discretionary.

In the financials sector, banks including JPMorgan Chase & Co., U.S. Bancorp and Morgan Stanley appreciated significantly following the U.S. presidential elections in November. In the post-election environment, these highly cyclical stocks benefited from investor expectations of higher GDP growth, higher inflation that could lead to a more hawkish Fed, a lower corporate tax rate, a more favorable regulatory environment and stronger capital markets activity. Additionally, some investors considered banking positions inexpensive relative to other industries and under-owned, which led to positive technical conditions for the industry.

Top 10 Holdings

12/31/16

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	3.9%
JPMorgan Chase & Co. Financials	3.9%
Wells Fargo & Co. Financials	3.0%
Chevron Corp. Energy	2.8%
General Electric Co. Industrials	2.6%
U.S. Bancorp Financials	2.6%
PepsiCo Inc. Consumer Staples	2.5%
Intel Corp. Information Technology	2.4%
Cisco Systems Inc. Information Technology	2.2%
Apple Inc. Information Technology	2.0%

JPMorgan and Morgan Stanley also benefited from investor expectations for increased capital market activity.

In industrials, diversified industrial products and equipment manufacturer Illinois Tool Works (ITW) performed well as it outgrew its peer group and reported solid earnings throughout the reporting period. ITW was one of the few multi-industry companies to raise earnings guidance throughout a challenging period for industrial companies. ITW also completed a medium-sized acquisition that it will integrate into its automotive supply division. Waste disposal and trash pickup service provider Republic Services benefited from continued price increases for its collection services and a more disciplined competitive environment following the merger of its competitors. An improvement in recycled commodity prices also positively affected the company. Additionally, Republic Services continued to make small acquisitions that modestly helped results. Leading aerospace defense company Lockheed Martin’s stock appreciated throughout the year and more sharply (along with the rest of the defense sector) after the U.S. presidential election. Investors expect the incoming administration to increase troop levels and the defense budget.

In the energy sector, shares of oil company Chevron continued to recover as a result of improved project delivery, cost reductions, an improvement in oil and natural gas fundamentals and increased investor focus on the company’s assets in Texas.

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FRANKLIN GROWTH AND INCOME VIP FUND

Also, commodity prices stabilized at healthier levels over the past year and were further supported by an agreement by the Organization of the Petroleum Exporting Countries to curtail production. Additionally, Chevron made advances in delivering their Gorgon and Wheatstone liquefied natural gas projects in Australia. Cost reductions also helped move the company toward, in our view, a better balance between cash flow and spending in a lower commodity price environment. Shares of Royal Dutch Shell similarly benefited from some of the factors that drove Chevron’s shares. Also, the closure of the acquisition of BG Group, which had been weighing on Shell’s stock, was beneficial. As with most integrated oil companies, Shell made progress on reducing costs and capital spending, which was critically important to Shell, given the company’s higher levels of debt after the BG acquisition and the importance of dividend sustainability to investors. Amid these developments, the improved commodity price environment was particularly important to Shell, and helped the company make progress on asset sales late in the year. In addition to the fundamental improvements in commodity markets and prices, Schlumberger shares also benefited from prospects for increased spending and a rise in rig count, an important measure of spending. The company also continued to generate strong results as its business lines, geographic diversity, cost cutting measures and strong balance sheet allowed Schlumberger to generate relatively strong returns and free cash flow.

In the health care sector, our convertible preferred stock position in pharmaceutical company Allergan was a detractor. The company’s planned sale to Pfizer was terminated after the U.S. Treasury modified tax rules that eliminated many of the financial benefits of the merger. Also, investors soured on specialty pharmaceutical stocks due to drug pricing concerns. Additionally, Allergan’s third quarter earnings underperformed expectations. Drug maker Teva Pharmaceuticals was hurt by a decline in generic drug prices due to increased competition and a consolidation of drug purchasers.4 The company was also impacted by investor concerns about the duration of the exclusivity of its top-selling multiple sclerosis drug, Copaxone, due to patent challenges. The delay in closing the acquisition of Actavis, Allergan’s generic division, enabled competitors and customers to create competitive challenges. Pharmaceutical developer Eli Lilly & Company was hurt by the failure of its late stage study of Solanezumab, a therapy for Alzheimer’s disease. The company was also negatively affected by pricing concerns about its diabetes medications. Investors also became concerned that Eli Lilly could lose the patent case for Alimta, an important oncology medicine.

In consumer discretionary, toy company Mattel underperformed in its fourth quarter because of investor fears of weak holiday sales and a potential border adjustment tax. Mattel sources most of its products from outside the U.S., so investors believed the company could be subject to a proposed border adjustment tax. Hotel operator Starwood Hotels & Resorts Worldwide declined in value as the lodging group experienced weakness in late 2015 and early 2016.4 During that time, revenue-per-available-room expectations declined, corporate travel was slowing and investors began to digest the impact of competition from alternative accommodations (e.g., Airbnb5). During the period, the company received an initial takeover bid from Marriott5 that was viewed as disappointing by investors though a takeover was ultimately completed at higher values. Automobile manufacturer Ford Motor also hindered results. The company suffered from negative sentiment toward the auto business cycle in North America, where investors seemed to believe demand had peaked and, as a result, declining earnings and profits would be experienced across the industry.

Other individual detractors included retail pharmacy and health care company CVS Health in consumer staples, insurer MetLife4 in financials and brewer Anheuser-Busch InBev in consumer staples. CVS Health, a retail drugstore operator and pharmacy-benefits manager, underperformed as competition for prescription volume among drug retailers intensified. The company lost market share in retail script volume and established lower than expected 2017 guidance. MetLife’s ongoing business restructuring resulted in greater-than expected charges and headwinds in the first half of its fiscal year. The company’s business model is sensitive to changes in long-term interest rates. When the likelihood of higher rates declined during the early summer months, the stock price was pressured and it became a detractor from Fund performance. Anheuser-Busch underperformed in its fourth quarter following disappointing earnings results in its third quarter and a sharp rotation out of higher dividend yield, defensive stocks. Additionally, a rally in the U.S. dollar during the period pressured the stock given the company’s global presence.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

4. Sold by period-end.

5. Not a Fund holding.

FGI-4	Annual Report

FRANKLIN GROWTH AND INCOME VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FGI-5

FRANKLIN GROWTH AND INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000
(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”
(if Fund-Level Expenses Paid During Period were $ 7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,073.30	$3.07		$1,022.17	$3.00		0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option.

FGI-6	Annual Report

VIP4 P1_P2_P4 10/16

SUPPLEMENT DATED OCTOBER 17, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN HIGH INCOME VIP FUND

(each, a series of Franklin Templeton Variable Insurance Products Trust)

Effective October 17, 2016, the prospectuses are amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.63%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.08%
Total annual Fund operating expenses	0.71%
Fee waiver and/or expense reimbursement[2]	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.64%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.64% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

II.  The “Fund Summary – Example” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 1 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 65	$ 220	$ 388	$ 876

III.  The “Fund Summary – Annual Fund Operating Expenses” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.63%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.30%
Total annual Fund operating expenses	0.93%
Fee waiver and/or expense reimbursement[2]	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.66%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.66% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

FGI-7

IV.  The “Fund Summary – Example” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 1 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 67	$ 269	$ 488	$ 1,118

V.  The end of the second to last paragraph in the “Fund Details – Franklin Growth and Income VIP Fund – Management” section on page FGI-D7 in the Franklin Growth and Income VIP Fund’s Class 1 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.64% until April 30, 2018.

VI.  The end of the second to last paragraph in the “Fund Details – Franklin High Income VIP Fund – Management” section on page FH-D9 in the Franklin High Income VIP Fund’s Class 1 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.66% until April 30, 2018.

VII.  The “Fund Summary – Annual Fund Operating Expenses” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.63%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.08%
Total annual Fund operating expenses	0.96%
Fee waiver and/or expense reimbursement[2]	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.89%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.64% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

VIII.  The “Fund Summary – Example” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 91	$ 299	$ 524	$ 1,172

FGI-8

IX.  The “Fund Summary – Annual Fund Operating Expenses” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.63%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.30%
Total annual Fund operating expenses	1.18%
Fee waiver and/or expense reimbursement[2]	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.91%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.66% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

X.  The “Fund Summary – Example” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 93	$ 348	$ 623	$ 1,408

XI. The end of the second to last paragraph in the “Fund Details – Franklin Growth and Income VIP Fund – Management” section on page FGI-D7 in the Franklin Growth and Income VIP Fund’s Class 2 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.64% until April 30, 2018.

XII. The end of the second to last paragraph in the “Fund Details – Franklin High Income VIP Fund – Management” section on page FH-D9 in the Franklin High Income VIP Fund’s Class 2 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.66% until April 30, 2018.

FGI-9

XIII.  The “Fund Summary – Annual Fund Operating Expenses” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.63%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.30%
Total annual Fund operating expenses	1.28%
Fee waiver and/or expense reimbursement[2]	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.01%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.66% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

XIV.  The “Fund Summary – Example” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 4 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 103	$ 379	$ 676	$ 1,522

XV.  The end of the second to last paragraph in the “Fund Details – Franklin High Income VIP Fund – Management” section on page FH-D9 in the Franklin High Income VIP Fund’s Class 4 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.66% until April 30, 2018.

Please keep this supplement with your prospectus for future reference.

FGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Year Ended December 31,
	2016		2015	2014		2013		2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.94		$17.02	$15.97		$12.64		$11.60

Income from investment operations[a]:

Net investment income[b]	0.40		0.45	0.53	[c]	0.33		0.35

Net realized and unrealized gains (losses)	1.33		(0.54)	0.95		3.40		1.08

Total from investment operations	1.73		(0.09)	1.48		3.73		1.43

Less distributions from:

Net investment income	(0.46)		(0.61)	(0.43)		(0.40)		(0.39)

Net realized gains	(1.24)		(0.38)	—		—		—

Total distributions	(1.70)		(0.99)	(0.43)		(0.40)		(0.39)

Net asset value, end of year	$15.97		$15.94	$17.02		$15.97		$12.64

Total return[d]	11.86%		(0.62)%	9.40%		29.96%		12.53%

Ratios to average net assets

Expenses	0.59%	[e,f]	0.58%	0.57%	[e]	0.58%	[e]	0.60%

Net investment income	2.38%		2.74%	3.26%	[c]	2.29%		2.86%

Supplemental data

Net assets, end of year (000’s)	$29,829		$144,663	$168,961		$175,860		$154,463

Portfolio turnover rate	40.59%	[g]	48.81%	20.54%		35.16%		30.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.68	$16.76	$15.73		$12.46	$11.44

Income from investment operations[a]:

Net investment income[b]	0.30	0.40	0.48	[c]	0.29	0.32

Net realized and unrealized gains (losses)	1.37	(0.54)	0.94		3.35	1.05

Total from investment operations	1.67	(0.14)	1.42		3.64	1.37

Less distributions from:

Net investment income	(0.42)	(0.56)	(0.39)		(0.37)	(0.35)

Net realized gains	(1.24)	(0.38)	—		—	—

Total distributions	(1.66)	(0.94)	(0.39)		(0.37)	(0.35)

Net asset value, end of year	$15.69	$15.68	$16.76		$15.73	$12.46

Total return[d]	11.62%	(0.91)%	9.14%		29.60%	12.23%

Ratios to average net assets

Expenses	0.84% [e,f]	0.83%	0.82%	[e]	0.83% [e]	0.85%

Net investment income	2.13%	2.49%	3.01%	[c]	2.04%	2.61%

Supplemental data

Net assets, end of year (000’s)	$69,474	$124,691	$138,191		$150,966	$131,400

Portfolio turnover rate	40.59% [g]	48.81%	20.54%		35.16%	30.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

FGI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Growth and Income VIP Fund
	Country	Shares	Value
Common Stocks 87.1%
Consumer Discretionary 6.3%
Ford Motor Co.	United States	56,807	$689,069
L Brands Inc.	United States	9,500	625,481
Lowe’s Cos. Inc.	United States	20,348	1,447,150
Mattel Inc.	United States	34,898	961,440
Newell Brands Inc.	United States	23,819	1,063,518
Target Corp.	United States	20,380	1,472,047

			6,258,705

Consumer Staples 8.3%
Anheuser-Busch InBev SA/NV, ADR	Belgium	11,337	1,195,373
CVS Health Corp.	United States	18,884	1,490,137
Kimberly-Clark Corp.	United States	8,481	967,852
The Kraft Heinz Co.	United States	20,981	1,832,061
PepsiCo Inc.	United States	23,498	2,458,596
Reynolds American Inc.	United States	5,261	294,826

			8,238,845

Energy 9.4%
Anadarko Petroleum Corp.	United States	9,618	670,663
BP PLC, ADR	United Kingdom	16,286	608,771
Chevron Corp.	United States	23,368	2,750,414
ConocoPhillips	United States	14,263	715,147
Exxon Mobil Corp.	United States	16,977	1,532,344
Royal Dutch Shell PLC, A, ADR	United Kingdom	12,813	696,771
Schlumberger Ltd.	United States	14,457	1,213,665
Suncor Energy Inc.	Canada	35,782	1,169,713

			9,357,488
Financials 18.0%
Arthur J. Gallagher & Co.	United States	30,666	1,593,405
Bank of America Corp.	United States	22,400	495,040
BB&T Corp.	United States	31,176	1,465,896
BlackRock Inc.	United States	5,161	1,963,967
The Charles Schwab Corp.	United States	4,703	185,627
JPMorgan Chase & Co.	United States	44,674	3,854,920
Morgan Stanley	United States	44,037	1,860,563
T. Rowe Price Group Inc.	United States	12,619	949,706
U.S. Bancorp	United States	50,155	2,576,462
Wells Fargo & Co.	United States	53,250	2,934,608

			17,880,194

Health Care 6.8%
AstraZeneca PLC, ADR	United Kingdom	30,292	827,577
Eli Lilly & Co.	United States	24,537	1,804,696
Johnson & Johnson	United States	6,765	779,396
Medtronic PLC	United States	24,381	1,736,659
Pfizer Inc.	United States	48,463	1,574,078

			6,722,406

Industrials 15.9%
Deere & Co.	United States	8,742	900,776
General Electric Co.	United States	82,532	2,608,011
Illinois Tool Works Inc.	United States	14,111	1,728,033
Lockheed Martin Corp.	United States	6,169	1,541,880
Norfolk Southern Corp.	United States	7,000	756,490

Annual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	Raytheon Co.	United States	13,616	$1,933,472
	Republic Services Inc.	United States	29,780	1,698,949
	Stanley Black & Decker Inc.	United States	13,132	1,506,109
	United Parcel Service Inc., B	United States	12,317	1,412,021
	United Technologies Corp.	United States	15,334	1,680,913

				15,766,654

	Information Technology 12.4%
	Apple Inc.	United States	17,132	1,984,228
	Broadcom Ltd.	Singapore	2,741	484,526
	Cisco Systems Inc.	United States	72,789	2,199,684
	Intel Corp.	United States	29,963	1,086,758
	Microsoft Corp.	United States	62,676	3,894,687
	Oracle Corp.	United States	25,829	993,125
	Texas Instruments Inc.	United States	22,796	1,663,424

				12,306,432

	Materials 4.3%
	BASF SE	Germany	13,437	1,248,563
	The Dow Chemical Co.	United States	24,573	1,406,067
	International Paper Co.	United States	31,620	1,677,757

				4,332,387

	Real Estate 1.3%
	Host Hotels & Resorts Inc.	United States	68,741	1,295,080

	Telecommunication Services 1.6%
	Rogers Communications Inc., B	Canada	16,744	645,983
	Verizon Communications Inc.	United States	18,110	966,712

				1,612,695

	Utilities 2.8%
	Dominion Resources Inc.	United States	19,604	1,501,471
	Xcel Energy Inc.	United States	31,296	1,273,747

				2,775,218

	Total Common Stocks (Cost $64,023,901)			86,546,104

a	Equity-Linked Securities 6.3%
	Consumer Discretionary 1.1%
b	Wells Fargo Bank National Assn. into Amazon.com Inc., 5.00%, 144A	United States	1,500	1,124,411

	Energy 0.4%
b	UBS AG London into Anadarko Petroleum Corp., 9.00%, 144A	United States	6,000	414,133

	Financials 1.4%
b	The Goldman Sachs Group Inc. into The Charles Schwab Corp., 7.00%, 144A	United States	41,000	1,393,762

	Health Care 1.0%
b	Merrill Lynch International & Co. CV into Gilead Sciences Inc., 7.25%, 144A	United States	13,000	950,204

	Information Technology 2.4%
b	Barclays Bank PLC into Broadcom Ltd., 9.00%, 144A	Singapore	6,400	1,068,077
b	UBS AG into Intel Corp., 7.00%, 144A	United States	35,000	1,280,170

				2,348,247

	Total Equity-Linked Securities (Cost $6,072,335)			6,230,757

FGI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Convertible Preferred Stocks 3.0%
	Health Care 1.4%
	Allergan PLC, 5.50%, cvt. pfd	United States	1,851	$1,411,314

	Utilities 1.6%
	NextEra Energy Inc., 6.371%, cvt. pfd	United States	26,777	1,532,983

	Total Convertible Preferred Stocks (Cost $3,218,070)			2,944,297

	Total Investments before Short Term Investments (Cost $73,314,306)
				95,721,158

			Principal Amount
	Short Term Investments (Cost $4,021,690) 4.0%
	Repurchase Agreements 4.0%
c	Joint Repurchase Agreement, 0.437%, 1/03/17 (Maturity Value $4,021,886)

BNP Paribas Securities Corp. (Maturity Value $1,690,600)

Deutsche Bank Securities Inc. (Maturity Value $211,270)

HSBC Securities (USA) Inc. (Maturity Value $1,690,600)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $429,416)

	Collateralized by U.S. Government Agency Securities, 0.00% - 1.75%, 6/09/17 - 2/26/19; [d]U.S. Treasury Bill, 5/04/17 - 5/25/17; U.S. Treasury Note, 0.50% - 3.50%, 12/31/16 - 8/31/21; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $4,103,058)	United States	$4,021,690	4,021,690

	Total Investments (Cost $77,335,996) 100.4%			99,742,848
	Other Assets, less Liabilities (0.4)%			(440,499)

	Net Assets 100.0%			$99,302,349

See Abbreviations on page FGI- 27.

aSee Note 1(e) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $6,230,757, representing 6.3% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$73,314,306
Cost - Repurchase agreements	4,021,690

Total cost of investments	$77,335,996

Value - Unaffiliated issuers	$95,721,158
Value - Repurchase agreements	4,021,690

Total value of investments	99,742,848
Receivables:
Capital shares sold	25,716
Dividends	266,244
Other assets	21

Total assets	100,034,829

Liabilities:
Payables:
Investment securities purchased	291,307
Capital shares redeemed	296,692
Management fees	39,849
Distribution fees	28,619
Accrued expenses and other liabilities	76,013

Total liabilities	732,480

Net assets, at value	$99,302,349

Net assets consist of:
Paid-in capital	$64,233,665
Undistributed net investment income.	6,282,159
Net unrealized appreciation (depreciation)	22,402,886
Accumulated net realized gain (loss)	6,383,639

Net assets, at value	$99,302,349

Class 1:
Net assets, at value	$29,828,830

Shares outstanding	1,867,910

Net asset value and maximum offering price per share	$15.97

Class 2:
Net assets, at value	$69,473,519

Shares outstanding	4,428,633

Net asset value and maximum offering price per share	$15.69

FGI-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Growth and Income VIP Fund
Investment income:
Dividends	$7,191,142
Interest	22,952

Total investment income	7,214,094

Expenses:
Management fees (Note 3a)	1,329,131
Distribution fees - Class 2 (Note 3c)	279,532
Custodian fees (Note 4)	1,889
Reports to shareholders	43,517
Registration and filing fees	119
Professional fees	51,158
Trustees’ fees and expenses	1,305
Other	11,862

Total expenses	1,718,513
Expense reductions (Note 4)	(69)
Expenses waived/paid by affiliates (Note 3e)	(12,744)

Net expenses	1,705,700

Net investment income	5,508,394

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $38,040,305) (Note 9)	45,017,757
Written options	179,694
Foreign currency transactions	(26,219)

Net realized gain (loss)	45,171,232

Net change in unrealized appreciation (depreciation) on:
Investments	(27,856,092)
Translation of other assets and liabilities denominated in foreign currencies	(1,620)

Net change in unrealized appreciation (depreciation)	(27,857,712)

Net realized and unrealized gain (loss)	17,313,520

Net increase (decrease) in net assets resulting from operations	$22,821,914

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,508,394	$7,562,301
Net realized gain (loss)	45,171,232	21,830,508
Net change in unrealized appreciation (depreciation)	(27,857,712)	(31,573,522)

Net increase (decrease) in net assets resulting from operations.	22,821,914	(2,180,713)

Distributions to shareholders from:
Net investment income:
Class 1	(4,525,425)	(5,633,682)
Class 2	(3,230,836)	(4,366,077)
Net realized gains:
Class 1	(12,121,008)	(3,526,285)
Class 2	(9,525,503)	(2,955,426)

Total distributions to shareholders	(29,402,772)	(16,481,470)

Capital share transactions: (Note 2)
Class 1	(110,461,648)	(14,135,093)
Class 2	(53,009,745)	(5,000,453)

Total capital share transactions	(163,471,393)	(19,135,546)

Net increase (decrease) in net assets	(170,052,251)	(37,797,729)
Net assets:
Beginning of year	269,354,600	307,152,329

End of year	$99,302,349	$269,354,600

Undistributed net investment income included in net assets:
End of year	$6,282,159	$7,645,390

FGI-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

Annual Report	FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various

FGI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 7 regarding investment transactions and other derivative information, respectively.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,575,501	$23,479,446	10,666	$171,797
Shares issued in reinvestment of distributions	1,140,948	16,646,433	568,589	9,159,967
Shares redeemed in-kind (Note 9)	(8,891,023)	(134,564,738)	—	—
Shares redeemed	(1,034,562)	(16,022,789)	(1,429,423)	(23,466,857)

Net increase (decrease)	(7,209,136)	$(110,461,648)	(850,168)	$(14,135,093)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	781,106	$11,854,554	871,092	$13,824,195
Shares issued in reinvestment of distributions	888,944	12,756,339	461,342	7,321,503
Shares redeemed in-kind (Note 9)	(4,019,533)	(59,794,978)	—	—
Shares redeemed	(1,173,608)	(17,825,660)	(1,627,140)	(26,146,151)

Net increase (decrease)	(3,523,091)	$(53,009,745)	(294,706)	$(5,000,453)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.547% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Effective October 17, 2016, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.64% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

In addition, effective October 17, 2016, Advisers has voluntarily agreed to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.59% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations). This waiver is voluntary and may be modified or discontinued by Advisers at any time, and without further notice.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$7,756,261	$9,999,759
Long term capital gain	21,646,511	6,481,711

	$29,402,772	$16,481,470

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$77,418,724

Unrealized appreciation	$24,232,340
Unrealized depreciation	(1,908,216)

Net unrealized appreciation (depreciation)	$22,324,124

Undistributed ordinary income	$7,912,060
Undistributed long term capital gains	4,886,015

Distributable earnings	$12,798,075

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of equity linked securities and gains realized on in-kind shareholder redemptions.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended December 31, 2016, such reclassifications were as follows:

Paid-in capital	$38,011,430
Undistributed net investment income	$884,636
Accumulated net realized gain (loss)	$(38,896,066)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $94,149,164 and $99,446,994, respectively. Sales of investments excludes in-kind transactions of $180,871,270.

Transactions in options written during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	2,996	299,458
Options expired	(1,595)	(78,422)
Options exercised	(325)	(50,393)
Options closed	(1,076)	(170,643)

Options outstanding at December 31, 2016	—	$—

See Notes 1(d) and 7 regarding derivative financial instruments and other derivative information, respectively.

7. Other Derivative Information

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Equity contracts	Net realized gain (loss) from written options	$179,694	Net change in unrealized appreciation (depreciation) on written options	$—

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $38,040,305 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$89,490,401	$—	$—	$89,490,401
Equity-Linked Securities[b]	—	6,230,757	—	6,230,757
Short Term Investments	—	4,021,690	—	4,021,690

Total Investments in Securities	$89,490,401	$10,252,447	$—	$99,742,848

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Annual Report	FGI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Growth and Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Growth and Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $21,646,511 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 65.09% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Annual Report	FGI-29

Franklin High Income VIP Fund

This annual report for Franklin High Income VIP Fund covers the fiscal year ended
December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+17.25%	+6.07%	+6.10%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Credit Suisse Group. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN HIGH INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

On December 1, 2016, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust approved a proposal to liquidate the Franklin High Income VIP Fund. Effective at the close of market on or about April 21, 2017, the Fund will be closed to new investors and to additional investments from existing shareholders. The liquidation is currently planned for April 28, 2017, and may be delayed if unforeseen circumstances arise.

Fund Risks

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the CS High Yield Index, posted a +18.25% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +13.27% total return.2

Asset Allocation

Based on Total Net Assets as of 12/31/16

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.3 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

The 10-year U.S. Treasury yield, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FH-2	Annual Report

FRANKLIN HIGH INCOME VIP FUND

central bank policies and a general risk-averse sentiment boosted safe haven buying by investors. These factors drove the 10-year yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that held that possible expansionary fiscal policies under the new U.S. president Donald Trump could lead to a stronger economy and higher inflation.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

During the first quarter of 2016, volatility was the predominant theme of global financial markets. Fears of slowing U.S. and Chinese growth, weak commodity markets, the threat of rising U.S. interest rates and the possibility Britain would exit the European Union weighed on investor risk appetites. However, by the second quarter, rate fears subsided. Also, oil posted a notable recovery as supply and demand levels rebalanced, while other commodities rebounded on general increased optimism for global growth. This generally positive investor sentiment continued through the summer until the surprise results of the U.S. presidential election were revealed in November. After an initial negative reaction by the equity markets, expectations of increased fiscal spending and income tax cuts spurred upward movement. The U.S. Treasury yield curve shifted higher and steepened on higher inflation expectations and the U.S. Federal Reserve Board raised short-term rates for only the second time during the cycle.

Specific to the high yield market, the rebound in oil and commodity prices had a significantly positive effect on returns given our relatively high weightings in these sectors. Also,

4. Media cable is part of media in the SOI.

Top 10 Sectors/Industries
12/31/16
% of Total Net Assets
Materials	13.8%
Energy	13.2%
Media	8.4%
Telecommunication Services	7.9%
Diversified Financials	5.4%
Capital Goods	5.1%
Health Care Equipment & Services	4.5%
Utilities	4.4%
Consumer Durables & Apparel	3.8%
Food, Beverage & Tobacco	3.6%

continued investor interest in the asset class drove positive inflows, while new issue supply fell year-over-year, despite generally constructive corporate fundamentals. The sell-off in U.S. Treasuries in the fourth quarter subdued returns for high yield bonds, but the combination of the aforementioned factors outweighed interest-rate pressure.

Following our investment strategy, we drew on our fundamental research process to both make individual investments and to overweight and underweight certain industries relative to our benchmark in an effort to outperform. Although select positions contributed to relative performance, our overall industry exposure had a negative impact on relative returns for the year.

For instance, as the turnaround in the energy sector gained steam at the end of the first quarter, we began to reduce our relative weighting to a modestly underweighted position versus the benchmark. Given a significant rally in the sector, this positioning had a negative impact from an industry point of view. However, we maintained a higher risk stance within the industry to reflect our positive outlook for oil prices. These lower quality, longer dated holdings substantially outperformed the index and drove the net impact of the sector on the Fund to a positive one.

However, in a continuation of trends from earlier in the year, our overweighting of the media cable sector remained a net drag on performance.4 Although the sector delivered a double-digit positive return during the period, it did not keep pace with the overall market given merger and acquisition activity in the sector, heavy new issuance and a highly competitive landscape. In addition, our overweighted position

Annual Report

Annual Report	FH-3

FRANKLIN HIGH INCOME VIP FUND

in large capitalization issuer Intelsat Jackson, which is a major player in the satellite market, hurt Fund results as the company’s highly leveraged balance sheet remained under pressure in the face of uncertain demand. After a sharp price drop in the first quarter, the company’s bonds stabilized at slightly higher levels, but did not recover the earlier price loss.

Similarly, our overweighted position in the typically defensive health care sector continued to detract from relative returns as did several positions in the pharmaceuticals industry.5 Heightened political scrutiny of drug pricing and investigations into potential accounting irregularities weighed heavily on some of our pharmaceutical holdings. The hospital industry was also impacted by investor speculation surrounding the incoming President Trump administration.

Although some of the Fund’s allocations detracted from relative performance, certain weightings contributed to results. For instance, our overweighted position in the metals and mining sector continued to benefit the Fund’s returns during the period.6 The rebound in commodity prices persisted as the year progressed and drove the sector to turn in the highest return within the benchmark. Our overweighted position was a notable positive as were certain large holdings such as First Quantum Minerals and ArcelorMittal, which enjoyed significant price gains. We were underweighted in the consumer products sector, which was among the lowest returning industries in the high yield market, driven by company difficulties within the industry.7 Finally, we maintained our underweighted position in the retailers sector.8 Similar to the consumer sector, certain issuers encountered financial distress and weighed on overall sector return. We continued to be selective in the retail sector given the pressure on traditional brick-and-mortar retailers as well a still somewhat cautious view on consumer spending.

Thank you for your participation in Franklin High Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

6. Metals and mining is part of materials in the SOI.

7. Consumer products is part of automobiles and components; consumer durables and apparel; food, beverage and tobacco; and retailing in the SOI.

8. Retailers is part of retailing in the SOI.

FH-4	Annual Report

FRANKLIN HIGH INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000
(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”
(if Fund-Level Expenses Paid During Period were $ 7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison
with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,082.90	$3.19		$1,022.07	$3.10		0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option.

Annual Report	FH-5

VIP4 P1_P2_P4 10/16

SUPPLEMENT DATED OCTOBER 17, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN HIGH INCOME VIP FUND

(each, a series of Franklin Templeton Variable Insurance Products Trust)

Effective October 17, 2016, the prospectuses are amended as follows:

I.   The “Fund Summary – Annual Fund Operating Expenses” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.63%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.08%
Total annual Fund operating expenses	0.71%
Fee waiver and/or expense reimbursement[2]	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.64%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.64% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

II.   The “Fund Summary – Example” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 1 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 65	$ 220	$ 388	$ 876

III.   The “Fund Summary – Annual Fund Operating Expenses” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.63%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.30%
Total annual Fund operating expenses	0.93%
Fee waiver and/or expense reimbursement[2]	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.66%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.66% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

FH-6

IV.  The “Fund Summary – Example” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 1 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 67	$ 269	$ 488	$ 1,118

V.  The end of the second to last paragraph in the “Fund Details – Franklin Growth and Income VIP Fund – Management” section on page FGI-D7 in the Franklin Growth and Income VIP Fund’s Class 1 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.64% until April 30, 2018.

VI.  The end of the second to last paragraph in the “Fund Details – Franklin High Income VIP Fund – Management” section on page FH-D9 in the Franklin High Income VIP Fund’s Class 1 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.66% until April 30, 2018.

VII.  The “Fund Summary – Annual Fund Operating Expenses” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.63%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.08%
Total annual Fund operating expenses	0.96%
Fee waiver and/or expense reimbursement[2]	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.89%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.64% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

VIII.  The “Fund Summary – Example” table on page FGI-S1 in the Franklin Growth and Income VIP Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 91	$ 299	$ 524	$ 1,172

FH-7

IX.  The “Fund Summary – Annual Fund Operating Expenses” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.63%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.30%
Total annual Fund operating expenses	1.18%
Fee waiver and/or expense reimbursement[2]	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.91%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.66% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

X.   The “Fund Summary – Example” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 93	$ 348	$ 623	$ 1,408

XI.   The end of the second to last paragraph in the “Fund Details – Franklin Growth and Income VIP Fund – Management” section on page FGI-D7 in the Franklin Growth and Income VIP Fund’s Class 2 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.64% until April 30, 2018.

XII.   The end of the second to last paragraph in the “Fund Details – Franklin High Income VIP Fund – Management” section on page FH-D9 in the Franklin High Income VIP Fund’s Class 2 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.66% until April 30, 2018.

FH-8

XIII.   The “Fund Summary – Annual Fund Operating Expenses” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.63%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.30%
Total annual Fund operating expenses	1.28%
Fee waiver and/or expense reimbursement[2]	-0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.01%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.66% until April 30, 2018. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

XIV. The “Fund Summary – Example” table on page FH-S1 in the Franklin High Income VIP Fund’s Class 4 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 103	$ 379	$ 676	$ 1,522

XV.   The end of the second to last paragraph in the “Fund Details – Franklin High Income VIP Fund – Management” section on page FH-D9 in the Franklin High Income VIP Fund’s Class 4 prospectus is revised to add the following:

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b 1 fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed (and could be less than) 0.66% until April 30, 2018.

Please keep this supplement with your prospectus for future reference.

FH-9

FH P1 P2 P4 01/17

SUPPLEMENT DATED JANUARY 6, 2017

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN HIGH INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended to add the following:

On December 1, 2016, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a proposal to liquidate the Franklin High Income VIP Fund (the “Fund”). Effective at the close of market on or about April 21, 2017, the Fund will be closed to new investors and to additional investments from existing shareholders. The liquidation is currently planned for April 28, 2017 (the “Liquidation”), and may be delayed if unforeseen circumstances arise.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the Liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement with your prospectus for future reference.

FH-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin High Income VIP Fund

	Year Ended December 31,
	2016		2015	2014	2013		2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$5.63		$6.62	$7.02	$7.01		$6.52

Income from investment operations[a]:

Net investment income[b]	0.34		0.39	0.42	0.46		0.48

Net realized and unrealized gains (losses)	0.59		(0.93)	(0.38)	0.09		0.51

Total from investment operations	0.93		(0.54)	0.04	0.55		0.99

Less distributions from net investment income	(0.42)		(0.45)	(0.44)	(0.54)		(0.50)

Net asset value, end of year	$6.14		$5.63	$6.62	$7.02		$7.01

Total return[c]	17.25%		(8.88)%	0.21%	8.17%		15.94%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%		0.59%	0.57%	0.58%		0.58%

Expenses net of waiver and payments by affiliates	0.61%	[d]	0.59% [d]	0.57% [d]	0.58%	[d]	0.58%

Net investment income	5.82%		6.20%	6.00%	6.63%		7.15%

Supplemental data

Net assets, end of year (000’s)	$389		$26,835	$34,552	$39,300		$42,166

Portfolio turnover rate	37.79%	[e]	28.56%	39.46%	30.78%		37.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Year Ended December 31,
	2016		2015	2014	2013		2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$5.44		$6.41	$6.81	$6.82		$6.36

Income from investment operations[a]:

Net investment income[b]	0.31		0.36	0.39	0.43		0.46

Net realized and unrealized gains (losses)	0.58		(0.90)	(0.37)	0.08		0.48

Total from investment operations	0.89		(0.54)	0.02	0.51		0.94

Less distributions from net investment income	(0.41)		(0.43)	(0.42)	(0.52)		(0.48)

Net asset value, end of year	$5.92		$5.44	$6.41	$6.81		$6.82

Total return[c]	16.95%		(9.12)%	(0.02)%	7.83%		15.56%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.87%		0.84%	0.82%	0.83%		0.83%

Expenses net of waiver and payments by affiliates	0.86%	[d]	0.84% [d]	0.82% [d]	0.83%	[d]	0.83%

Net investment income	5.57%		5.95%	5.75%	6.38%		6.90%

Supplemental data

Net assets, end of year (000’s)	$41,932		$205,339	$261,944	$291,826		$281,851

Portfolio turnover rate	37.79%	[e]	28.56%	39.46%	30.78%		37.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

FH-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Year Ended December 31,
	2016		2015	2014	2013		2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$5.56		$6.54	$6.94	$6.94		$6.46

Income from investment operations[a]:

Net investment income[b]	0.31		0.37	0.39	0.43		0.46

Net realized and unrealized gains (losses)	0.59		(0.92)	(0.38)	0.08		0.49

Total from investment operations	0.90		(0.55)	0.01	0.51		0.95

Less distributions from net investment income	(0.40)		(0.43)	(0.41)	(0.51)		(0.47)

Net asset value, end of year	$6.06		$5.56	$6.54	$6.94		$6.94

Total return[c]	16.83%		(9.20)%	(0.15)%	7.72%		15.50%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%		0.94%	0.92%	0.93%		0.93%

Expenses net of waiver and payments by affiliates	0.96%	[d]	0.94% [d]	0.92% [d]	0.93%	[d]	0.93%

Net investment income	5.47%		5.85%	5.65%	6.28%		6.80%

Supplemental data

Net assets, end of year (000’s)	$21,765		$21,708	$25,740	$27,789		$27,664

Portfolio turnover rate	37.79%	[e]	28.56%	39.46%	30.78%		37.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin High Income VIP Fund
		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 2.8%
	Energy 2.5%
a,b	Goodrich Petroleum Corp.	United States	9,233	$107,408
a,b	Halcon Resources Corp.	United States	117,731	986,609
a	Halcon Resources Corp., wts., 9/09/20	United States	10,485	21,704
a	Midstates Petroleum Co. Inc.	United States	153	3,173
a,c	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	1,086	—
a	Penn Virginia Corp.	United States	1,489	72,961
a,d	Penn Virginia Corp., 144A	United States	8,285	405,965

				1,597,820

	Materials 0.0%†
a	Verso Corp., A	United States	1,562	11,090
a	Verso Corp., wts., 7/25/23	United States	732	—

				11,090

	Transportation 0.1%
a,c	CEVA Holdings LLC	United States	224	22,428

	Utilities 0.2%
	Vistra Energy Corp	United States	9,612	148,986

	Total Common Stocks and Other Equity Interests (Cost $4,867,809)			1,780,324

	Convertible Preferred Stocks 0.2%
	Transportation 0.2%
a,c	CEVA Holdings LLC, cvt. pfd., A-1	United States	6	1,950
a,c	CEVA Holdings LLC, cvt. pfd., A-2	United States	486	109,240

	Total Convertible Preferred Stocks (Cost $731,856)			111,190

			Principal Amount*
	Corporate Bonds 91.8%
	Automobiles & Components 1.7%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	$474,000	484,957
	The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	625,000	623,712

				1,108,669

	Banks 3.3%
e	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	562,000	584,480
	CIT Group Inc.,
	senior note, 5.375%, 5/15/20	United States	225,000	239,625
	senior note, 5.00%, 8/15/22	United States	382,000	399,190
e	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	429,000	425,890
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	449,000	477,520

				2,126,705

	Capital Goods 5.1%
d	Allison Transmission Inc., senior note, 144A, 5.00%, 10/01/24	United States	629,000	636,862
d	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	315,000	337,838
	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	637,000	628,241
d	Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	562,000	598,530
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	315,000	319,725

FH-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Capital Goods (continued)
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	$225,000	$236,531
	[d] senior sub. bond, 144A, 6.375%, 6/15/26	United States	368,000	379,776
	senior sub. note, 6.00%, 7/15/22	United States	113,000	118,085

				3,255,588

	Commercial & Professional Services 1.5%
d	Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	449,000	379,405
c,f	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	562,000	592,910

				972,506

	Consumer Durables & Apparel 3.8%
d	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	449,000	441,143
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	472,000	500,320
	senior note, 7.00%, 12/15/21	United States	158,000	167,875
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	694,000	661,902
[d]	Taylor Morrison Communities Inc./Monarch Communities Inc.,
	senior note, 144A, 5.25%, 4/15/21	United States	203,000	209,090
	senior note, 144A, 5.875%, 4/15/23	United States	135,000	137,700
	senior note, 144A, 5.625%, 3/01/24	United States	337,000	342,055

				2,460,085

	Consumer Services 3.2%
d	24 Hour Holdings III LLC,senior note, 144A, 8.00%, 6/01/22	United States	562,000	480,510
d	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	225,000	230,344
	senior note, 144A, 5.25%, 6/01/26	United States	225,000	228,937
d	ROC Finance LLC/ROC Finance 1 Corp., senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	500,000	507,500
d	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	360,000	358,020
d	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	270,000	273,375

				2,078,686

	Diversified Financials 5.4%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
	senior note, 4.625%, 10/30/20	Netherlands	382,000	398,436
	senior note, 4.625%, 7/01/22	Netherlands	225,000	232,602
d	Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	100,000	105,310
d	Hilton Domestic Operating Co. Inc., first lien, senior note, 144A, 4.25%, 9/01/24	United States	660,000	643,500
d	Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	562,000	600,637
d	MSCI Inc., senior note, 144A, 4.75%, 8/01/26	United States	782,000	777,112
	Navient Corp.,
	senior note, 6.625%, 7/26/21	United States	247,000	261,820
	senior note, 7.25%, 9/25/23	United States	449,000	462,470

				3,481,887

Annual Report	FH-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy 10.7%
d	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	$484,000	$433,180
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
	senior note, 7.75%, 4/15/23	United States	337,000	281,395
	[d] senior note, 144A, 11.50%, 1/15/21	United States	135,000	154,913
	CGG SA, senior note, 6.875%, 1/15/22	France	292,000	135,780
d	Cheniere Corpus Christi Holdings LLC,
	senior secured note, 144A, 7.00%, 6/30/24	United States	225,000	244,688
	senior secured note, first lien, 144A, 5.875%, 3/31/25	United States	200,000	204,812
	CONSOL Energy Inc.,
	senior note, 5.875%, 4/15/22	United States	247,000	243,295
	senior note, 8.00%, 4/01/23	United States	405,000	417,656
	CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	158,000	150,100
	Energy Transfer Equity LP,
	senior note, first lien, 7.50%, 10/15/20	United States	484,000	542,080
	senior secured bond, first lien, 5.50%, 6/01/27	United States	113,000	110,740
d,g	EnQuest PLC, 144A, PIK, 7.00%, 4/15/22	United Kingdom	585,761	424,387
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	539,000	532,262
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	247,000	245,148
d	Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	270,000	209,250
	QEP Resources Inc.,
	senior bond, 5.375%, 10/01/22	United States	225,000	226,688
	senior bond, 5.25%, 5/01/23	United States	337,000	339,527
	Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	539,000	579,425
h	Sanchez Energy Corp.,
	senior note, 7.75%, 6/15/21	United States	405,000	414,112
	senior note, 6.125%, 1/15/23	United States	225,000	214,875
	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	225,000	228,094
	senior note, 8.25%, 6/15/23	United States	292,000	297,840
	WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	225,000	252,562

				6,882,809

	Food, Beverage & Tobacco 3.6%
	Cott Beverages Inc., senior note, 6.75%, 1/01/20.	United States	247,000	256,108
d	Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	113,000	115,543
d	JBS USA LLC/Finance Inc.,
	senior bond, 144A, 5.875%, 7/15/24	United States	337,000	349,637
	senior note, 144A, 8.25%, 2/01/20	United States	225,000	231,750
d	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	100,000	100,500
	senior note, 144A, 4.875%, 11/01/26	United States	600,000	595,125
d	Post Holdings Inc., senior bond, 144A, 5.00%, 8/15/26.	United States	671,000	644,160

				2,292,823

	Health Care Equipment & Services 4.5%
	Acadia Healthcare Co. Inc., senior note, 6.50%, 3/01/24	United States	158,000	161,950
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	45,000	44,550
	CHS/Community Health Systems Inc.,
	senior note, 7.125%, 7/15/20	United States	158,000	120,918
	senior note, 6.875%, 2/01/22	United States	517,000	361,900
	DaVita Inc., senior bond, 5.125%, 7/15/24	United States	449,000	448,719

FH-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	$225,000	$239,625
	senior bond, 5.375%, 2/01/25	United States	337,000	338,264
	senior secured note, first lien, 5.00%, 3/15/24	United States	517,000	533,156
	Tenet Healthcare Corp., senior note, 8.125%, 4/01/22	United States	674,000	639,289

				2,888,371

	Materials 13.8%
	ArcelorMittal, senior note, 6.50%, 3/01/21.	France	427,000	466,647
d,g,i	ARD Finance SA, senior secured note, 144A, PIK, 7.125%, 9/15/23	Luxembourg	400,000	397,000
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 6/30/21	Luxembourg	427,000	436,074
d	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	360,000	367,650
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	382,000	394,940
d	Cemex SAB de CV, senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	315,000	324,340
	The Chemours Co.,
	senior bond, 7.00%, 5/15/25	United States	113,000	111,870
	senior note, 6.625%, 5/15/23	United States	405,000	402,975
d	CVR Partners LP/CVR Nitrogen Finance Corp., secured note, second lien, 144A, 9.25%, 6/15/23	United States	449,000	464,154
d	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20.	Canada	360,000	367,200
d	First Quantum Minerals Ltd.,
	senior note, 144A, 6.75%, 2/15/20	Canada	449,000	450,122
	senior note, 144A, 7.00%, 2/15/21	Canada	413,000	412,835
d	HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	100,000	103,750
d	NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	449,000	441,003
d	Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	562,000	597,125
d	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	615,000	631,144
	senior note, 144A, 5.875%, 8/15/23	United States	135,000	140,991
d	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	337,000	341,213
d	Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	270,000	268,650
d	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	first lien, 144A, 5.125%, 7/15/23.	United States	382,000	388,685
	senior note, 144A, 7.00%, 7/15/24	United States	449,000	477,904
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	180,000	191,250
	senior note, 5.125%, 10/01/21	United States	180,000	188,629
	Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	405,000	449,550

				8,815,701

	Media 8.4%
d	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	449,000	459,102
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	337,000	339,106
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	225,000	233,438
	[d] senior bond, 144A, 5.375%, 5/01/25	United States	180,000	185,850
	[d] senior bond, 144A, 5.75%, 2/15/26	United States	113,000	117,238
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	225,000	231,188
	senior sub. note, 7.625%, 3/15/20	United States	247,000	247,771

Annual Report	FH-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Media (continued)
	CSC Holdings LLC,
	[d] senior bond, 144A, 5.50%, 4/15/27	United States	$113,000	$114,695
	senior note, 6.75%, 11/15/21	United States	337,000	363,117
	senior note, 5.25%, 6/01/24	United States	225,000	220,500
	DISH DBS Corp., senior note, 5.875%, 11/15/24	United States	686,000	708,466
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	562,000	417,987
	senior secured note, first lien, 9.00%, 9/15/22	United States	158,000	116,723
d	Nextstar Escrow Corp., senior note, 144A, 5.625%, 8/01/24	United States	558,000	555,210
d	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	380,000	346,750
d	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	600,000	576,000
d	WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	140,000	145,425

				5,378,566

	Pharmaceuticals, Biotechnology & Life Sciences 3.4%
d	Concordia International Corp.,
	senior note, 144A, 7.00%, 4/15/23	Canada	292,000	90,520
	senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	135,000	114,919
d	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	337,000	282,237
	senior note, 144A, 6.00%, 7/15/23	United States	158,000	139,435
	Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	562,000	536,710
d	Horizon Pharma Inc./Horizon Pharma USA Inc., senior note, 144A, 8.75%, 11/01/24	United States	113,000	114,978
d	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	203,000	217,718
d	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	574,000	495,970
d	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	158,000	119,290
	senior note, 144A, 5.625%, 12/01/21	United States	68,000	53,040

				2,164,817

	Real Estate 1.2%
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	729,000	759,983

	Retailing 1.7%
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	427,000	461,694
d	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	584,000	597,140

				1,058,834

	Semiconductors & Semiconductor Equipment 0.5%
	Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	270,000	300,375

	Software & Services 2.9%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	574,000	539,201
d	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	652,000	675,231
	senior note, 144A, 7.00%, 12/01/23	United States	158,000	168,665
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	462,000	482,790

				1,865,887

FH-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Technology Hardware & Equipment 3.5%
d	Blackboard Inc., second lien, 144A, 9.75%, 10/15/21	United States	$467,000	$481,010
d	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	660,000	702,900
d	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	68,000	72,351
	senior note, 144A, 7.125%, 6/15/24	United States	68,000	75,503
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	113,000	122,471
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	158,000	167,648
d	Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	539,000	638,715

				2,260,598

	Telecommunication Services 7.9%
	CenturyLink Inc., senior note, 5.80%, 3/15/22	United States	562,000	576,545
d	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	337,000	289,314
d	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	494,000	448,305
d	Hughes Satellite Systems Corp., senior bond, 144A, 6.625%, 8/01/26	United States	539,000	543,042
	Intelsat Jackson Holdings SA,
	senior bond, 5.50%, 8/01/23	Luxembourg	337,000	229,160
	senior note, 7.50%, 4/01/21	Luxembourg	754,000	578,695
d	Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	158,000	174,590
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	113,000	120,910
	senior bond, 7.125%, 6/15/24	United States	113,000	116,673
d	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 144A, 3.36%, 3/20/23	United States	741,000	744,238
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	203,000	218,225
	senior bond, 6.375%, 3/01/25	United States	360,000	385,650
	senior note, 6.00%, 4/15/24	United States	135,000	142,594
d	Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	474,000	493,244

				5,061,185

	Transportation 1.5%
d	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	203,000	210,612
	senior note, 144A, 9.75%, 5/01/20	United States	113,000	116,673
d	Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	Sweden	158,000	137,926
d	XPO Logistics Inc., senior note, 144A, 6.125%, 9/01/23	United States	449,000	470,889

				936,100

	Utilities 4.2%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	382,000	370,540
	senior note, 5.375%, 1/15/23	United States	292,000	286,890
	Dynegy Inc.,
	senior bond, 7.625%, 11/01/24	United States	449,000	416,447
	[d] senior note, 144A, 8.00%, 1/15/25	United States	225,000	210,938
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	674,000	603,230
	NRG Yield Operating LLC,
	senior bond, 5.375%, 8/15/24	United States	349,000	352,490
	[d] senior bond, 144A, 5.00%, 9/15/26	United States	360,000	345,600
	Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	158,000	122,845

				2,708,980

	Total Corporate Bonds (Cost $60,159,652)			58,859,155

Annual Report	FH-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Shares	Value
	Escrows and Litigation Trusts 0.2%
a,c	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	337,000	$—
a,c	NewPage Corp., Litigation Trust	United States	2,500,000	—
a	Penn Virginia Corp., Litigation Trust	United States	1,200,000	30,000
a,c	Vistra Energy Corp., Litigation Trust	United States	2,500,000	29,000
a	Vistra Energy Corp., Litigation Trust, TRA	United States	42,815	62,082

	Total Escrows and Litigation Trusts (Cost $239,490)			121,082

	Total Investments before Short Term Investments (Cost $65,998,807)			60,871,751

			Principal Amount*
	Short Term Investments (Cost $3,447,434) 5.4%
	Repurchase Agreements 5.4%
j	Joint Repurchase Agreement, 0.437%, 1/03/17 (Maturity Value $3,447,602)

BNP Paribas Securities Corp. (Maturity Value $1,449,200)
Deutsche Bank Securities Inc. (Maturity Value $181,102)
HSBC Securities (USA) Inc. (Maturity Value $1,449,200)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $368,100)

	Collateralized by U.S. Government Agency Securities, 0.00% - 1.75%, 6/09/17 - 2/26/19; [k]U.S. Treasury Bill, 5/04/17 - 5/25/17; U.S. Treasury Note, 0.50% - 3.50%, 12/31/16 - 8/31/21; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $3,517,184)		$3,447,434	3,447,434

	Total Investments (Cost $69,446,241) 100.4%			64,319,185
	Other Assets, less Liabilities (0.4)%			(232,857)

	Net Assets 100.0%			$64,086,328

See Abbreviations on page FH- 33.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $162,809 representing 0.3% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $31,944,147, representing 49.8% of net assets.

ePerpetual security with no stated maturity date.

fSee Note 7 regarding defaulted securities.

gIncome may be received in additional securities and/or cash.

hAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

jSee Note 1(c) regarding joint repurchase agreement.

kThe security was issued on a discount basis with no stated coupon rate.

FH-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin High Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$65,998,807
Cost - Repurchase agreements	3,447,434

Total cost of investments	$69,446,241

Value - Unaffiliated issuers	$60,871,751
Value - Repurchase agreements	3,447,434

Total value of investments	64,319,185
Cash	67
Receivables:
Capital shares sold	41,006
Interest	934,030
Other assets	22

Total assets	65,294,310

Liabilities:
Payables:
Investment securities purchased	1,030,782
Capital shares redeemed.	33,580
Management fees	23,215
Distribution fees	27,912
Accrued expenses and other liabilities	92,493

Total liabilities	1,207,982

Net assets, at value	$64,086,328

Net assets consist of:
Paid-in capital	$84,232,177
Undistributed net investment income.	12,730,264
Net unrealized appreciation (depreciation)	(5,127,056)
Accumulated net realized gain (loss)	(27,749,057)

Net assets, at value	$64,086,328

Class 1:
Net assets, at value	$389,454

Shares outstanding	63,398

Net asset value and maximum offering price per share	$6.14

Class 2:
Net assets, at value	$41,931,687

Shares outstanding	7,080,380

Net asset value and maximum offering price per share	$5.92

Class 4:
Net assets, at value	$21,765,187

Shares outstanding	3,589,916

Net asset value and maximum offering price per share	$6.06

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin High Income VIP Fund
Investment income:
Dividends	$22,300
Interest	14,626,789

Total investment income	14,649,089

Expenses:
Management fees (Note 3a)	1,252,862
Distribution fees: (Note 3c)
Class 2	454,367
Class 4	78,660
Custodian fees (Note 4)	1,769
Reports to shareholders	57,081
Professional fees	60,835
Trustees’ fees and expenses	1,220
Other	32,063

Total expenses	1,938,857
Expense reductions (Note 4)	(80)
Expenses waived/paid by affiliates (Note 3e)	(18,095)

Net expenses	1,920,682

Net investment income	12,728,407

Realized and unrealized gains (losses):
Net realized gain (loss) from investments (includes loss from a redemption in-kind of $10,734,357) (Note 11)	(15,918,236)
Net change in unrealized appreciation (depreciation) on investments	42,121,378

Net realized and unrealized gain (loss)	26,203,142

Net increase (decrease) in net assets resulting from operations	$38,931,549

FH-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin High Income VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$12,728,407	$17,823,602
Net realized gain (loss)	(15,918,236)	(8,895,014)
Net change in unrealized appreciation (depreciation)	42,121,378	(34,561,954)

Net increase (decrease) in net assets resulting from operations	38,931,549	(25,633,366)

Distributions to shareholders from:
Net investment income:
Class 1	(1,890,311)	(2,177,640)
Class 2	(14,579,216)	(17,219,440)
Class 4	(1,529,698)	(1,604,998)

Total distributions to shareholders	(17,999,225)	(21,002,078)

Capital share transactions: (Note 2)
Class 1	(28,565,813)	(2,896,859)
Class 2	(180,200,753)	(18,609,864)
Class 4	(1,961,507)	(212,162)

Total capital share transactions	(210,728,073)	(21,718,885)

Net increase (decrease) in net assets.	(189,795,749)	(68,354,329)
Net assets:
Beginning of year	253,882,077	322,236,406

End of year	$64,086,328	$253,882,077

Undistributed net investment income included in net assets:
End of year	$12,730,264	$16,279,338

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin High Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin High Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

FH-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the

Annual Report	FH-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

FH-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	112,783	$652,747	75,416	$488,620
Shares issued in reinvestment of distributions	336,354	1,890,311	345,109	2,177,640
Shares redeemed in-kind (Note 11)	(4,541,577)	(27,588,715)	—	—
Shares redeemed	(609,738)	(3,520,156)	(874,142)	(5,563,119)

Net increase (decrease)	(4,702,178)	$(28,565,813)	(453,617)	$(2,896,859)

Class 2 Shares:
Shares sold	11,225,731	$63,325,550	8,301,712	$51,141,411
Shares issued in reinvestment of distributions	2,684,938	14,579,216	2,818,239	17,219,440
Shares redeemed in-kind (Note 11)	(32,646,934)	(191,428,559)	—	—
Shares redeemed	(11,899,974)	(66,676,960)	(14,249,319)	(86,970,715)

Net increase (decrease)	(30,636,239)	$(180,200,753)	(3,129,368)	$(18,609,864)

Class 4 Shares:
Shares sold	187,202	$1,019,031	185,105	$1,139,732
Shares issued in reinvestment of distributions	275,126	1,529,698	256,800	1,604,998
Shares redeemed	(773,471)	(4,510,236)	(474,184)	(2,956,892)

Net increase (decrease)	(311,143)	$(1,961,507)	(32,279)	$(212,162)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FH-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.550% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Effective October 17, 2016, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.66% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

FH-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$10,621,353
Capital loss carryforwards not subject to expiration:
Short term	—
Long term	17,127,527

Total capital loss carryforwards	$27,748,880	[a]

aSubject to certain limitations under Internal Revenue Code Section 382.

On December 31, 2016, the Fund had expired capital loss carryforwards of $5,148,804, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$17,999,225	$21,002,078

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$70,067,669

Unrealized appreciation	$1,983,319
Unrealized depreciation	(7,731,803)

Net unrealized appreciation (depreciation)	$(5,748,484)

Distributable earnings - undistributed ordinary income	$13,498,838

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums, wash sales, and losses realized on in-kind shareholder redemptions.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended December 31, 2016, such reclassifications were as follows:

Paid-in capital	$(14,919,592)
Undistributed net investment income	$1,721,744
Accumulated net realized gain (loss)	$13,197,848

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $83,157,403 and $77,688,975, respectively. Sales of investments excludes in-kind transactions of $205,884,291.

Annual Report	FH-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

7. Credit Risk and Defaulted Securities

At December 31, 2016, Fund had 91.8% of its portfolio invested in high yield securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2016, the value of this security was $191, representing less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
9,233	Goodrich Petroleum Corp.	10/13/16	$81,647	$107,408
117,731	[a] Halcon Resources Corp.	10/23/12 - 4/08/14	3,365,853	986,609

	Total Restricted Securities (Value is 1.7% of Net Assets)		$3,447,500	$1,094,017

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $21,704 as of December 31, 2016.

9. Upcoming Liquidation

On December 1, 2016, the Board approved a proposal to liquidate the Fund. Effective at the close of market on or about April 21, 2017, the Fund will be closed to new investors and to additional investments from existing shareholders. The Fund is scheduled to liquidate on April 28, 2017, but may be delayed if unforeseen circumstances arise.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

FH-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

11. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $10,734,357 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$503,803	$—		$1,094,017	[b]	$1,597,820
Transportation	—	133,618	[b]	—		133,618
All Other Equity Investments[c]	160,076	—		—	[b]	160,076
Corporate Bonds	—	58,858,964		191		58,859,155
Escrows and Litigation Trusts	—	62,082		59,000	[b]	121,082
Short Term Investments	—	3,447,434		—		3,447,434

Total Investments in Securities	$663,879	$62,502,098		$1,153,208		$64,319,185

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2016.

cFor detailed categories, see the accompanying Statement of Investments.

Annual Report	FH-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2016, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3	[a]	Transfers out of Level 3 [b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:
Energy	$—		$—	$(282,020)	$1,483,984	[c]	$—	$—	$—	$(107,947)	$1,094,017	[c]	$(107,947)
Corporate Bonds	453,991		—	(57,745)	—		(363,668)	—	(2,335,251)	2,302,864	191		—
Escrows and Litigation Trusts	—	[c]	—	—	61,000	[c]	—	—	—	(2,000)	59,000	[c]	(2,000)

Total Investments in Securities	$453,991		$—	$(339,765)	$1,544,984		$(363,668)	$—	$(2,335,251)	$2,192,917	$1,153,208		$(109,947)

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable input. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input. May include amounts related to a corporate action.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2016, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases	[a]
Assets:

Investments in Securities:

Equity Investments:
Energy	$1,094,017	Market Comparables	Discount for lack of marketability	6.2% - 10.3%	Decrease[b]
All other investments[c]	59,191
Total	$1,153,208

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

b Represents a significant impact to fair value of the investment but not net assets.

cIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

FH-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund Fund (continued)

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

FRN	Floating Rate Note

PIK	Payment-In-Kind

TRA	Tax Receivable Agreement Right

Annual Report	FH-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin High Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

As discussed in Note 9, the Investment Manager is in the process of completing the liquidation of the Fund, after which the Fund will cease all operations. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

FH-34	Annual Report

Franklin Income VIP Fund

We are pleased to bring you Franklin Income VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+14.33%	+7.58%	+5.24%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Bloomberg Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, posted a +11.96% total return, and its fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Index, produced a +2.65% total return for the same period.1

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued

Portfolio Composition
12/31/16
% of Total Net Assets
Equity*	59.1%
Energy	9.9%
Information Technology	8.4%
Financials	7.6%
Utilities	7.4%
Health Care	6.2%
Industrials	5.9%
Consumer Discretionary	4.5%
Materials	3.9%
Consumer Staples	3.3%
Telecommunication Services	1.5%
Real Estate	0.5%
Fixed Income	35.2%
Energy	6.7%
Health Care	6.2%
Consumer Discretionary	5.0%
Financials	3.8%
Information Technology	3.4%
Telecommunication Services	3.1%
Utilities	2.6%
Industrials	2.3%
Materials	1.7%
Consumer Staples	0.3%
Real Estate	0.1%
Short-Term Investments & Other Net Assets	5.7%

* Includes convertible bonds.

to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.2 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN INCOME VIP FUND

Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. Other contributing factors included investors’ expectations of higher interest rates and inflation in the U.S. driven by hopes of expansionary fiscal policies under the new president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. The Fed’s decision to keep interest rates unchanged at its November meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the S&P 500.

The 10-year U.S. Treasury yield, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative central bank policies and a general risk-averse sentiment boosted safe haven buying by investors. These factors drove the 10-year yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that held that possible expansionary fiscal policies under the new U.S. president Donald Trump could lead to a stronger economy and higher inflation.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the fiscal year, we shifted the Fund’s asset mix after finding what we considered attractive opportunities in the fixed income sector, while realizing gains in our equity positions. We strategically reduced our equity weighting from 62.7% to 59.1%, and increased our fixed income weighting from 24.2% to 35.2%. Our cash position fell from 13.1% to 5.7% of total net assets.

The equity energy sector was a significant contributor to Fund results. Royal Dutch Shell, Chevron and BP generated attractive gains in the energy sector, supported in large part by the robust recovery in crude oil prices that built momentum in 2016 and culminated in a renewed effort by major oil producers to limit production gains and better balance global supply demand. Importantly, all three companies aggressively pursued self-help measures that emphasized reductions in upstream capital investment and select non-core asset sales. We believe these actions proved critical in enabling these companies to navigate the severe decline in oil prices and sustain attractive dividends for shareholders. At period-end, dividend coverage appeared more sustainable to us as a result.

Information technology was another equity contributor during the period, and our positions in Microsoft and an equity-linked note of Texas Instruments were meaningful contributors. Strong demand for semiconductors and integrated circuits across a range of important end markets, including personal computers, smartphones, automotive applications and a growing list of consumer devices, helped Texas Instruments deliver several quarters of improving revenues, operating profit and earnings. Microsoft benefited from the rollout of Office 365 and strong growth in its cloud computing platform. A mid-year selloff in the company’s shares presented what we considered an attractive opportunity to add to holdings to try to take advantage of what we viewed as an improving long-term growth outlook, attractive dividend yield and valuation discount to the broader equity market. In addition to the strong price appreciation, these companies delivered robust dividend growth during the year.

Utility sector equity holdings favorably impacted performance in the first half of the year. With valuations elevated, in our view, relative to many other sectors offering attractive dividend yields, we reduced holdings and had a lower weighting in the sector than we have had historically.

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FRANKLIN INCOME VIP FUND

Top Five Equity Holdings
12/31/16
Company Sector/Industry	% of Total Net Assets
Royal Dutch Shell PLC Energy	2.7%
General Electric Co. Industrials	2.1%
Chevron Corp. Energy	2.0%
Wells Fargo & Co. Banks	1.8%
Apple Inc. Information Technology	1.8%

In contrast, the equity health care and consumer staples sectors were major detractors during the period. The sectors sold off sharply following the market’s significant sector rotation from defensive, stable sectors to more cyclical sectors following the U.S. presidential election outcome.

The primary detractors among equity health care holdings included major and specialty pharmaceutical manufacturers, which continued to experience backlash from select inquiries into industry pricing policies. We believe in general the major drug manufacturers deliver significant value to the overall health care system through improved outcomes and reduced treatment times and hospital stays. Holdings including Eli Lilly & Company, AstraZeneca, Roche Holding and convertible preferred securities of Teva Pharmaceutical Industries and Allergan detracted from performance during the period.

Among fixed income holdings, the communications sector3 was a major contributor. Telecommunications provider Sprint Capital’s bonds advanced as key operating metrics improved and the company took significant steps to raise capital to fund expenditures to improve its wireless networks capability and services. Media and entertainment company iHeartCommunications benefited from stable trends in its core media and radio businesses, while also making progress in dealing with its substantial debt load and upcoming maturities.

Fixed income energy4 sector investments generally experienced strong returns over the course of the year as oil and gas prices moved higher after bottoming in the first quarter of 2016. Holdings of exploration and production companies including Chesapeake Energy, Bill Barrett and Sanchez Energy delivered

Top Five Fixed Income Holdings and Senior Floating
Rate Interests Holdings*
12/31/16
Company Sector/Industry	% of Total Net Assets
DISH DBS Corp. Consumer Discretionary	1.6%
CHS/Community Health Systems Inc. Health Care	1.6%
Chesapeake Energy Corp. Energy	1.4%
Weatherford International Ltd. Energy	1.4%
Tenet Healthcare Corp. Health Care	1.3%

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

attractive income and generated strong price gains for the period. In addition to the increase in oil and gas prices, each of the companies took significant steps to improve liquidity and right size their balance sheets to a more uncertain price environment.

The only fixed income sector that hurt performance was consumer non-cyclical.5 Hospital manager and operator CHS/Community Health Systems was a major detractor.

The fixed income energy sector delivered strong results during the period; however, oil and natural gas companies Linn Energy,6 California Resources6 and Energy XXI Gulf Coast6 notably detracted. Natural gas exploration company Sandridge Energy6 also hampered returns.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

3. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

4. Energy holdings are in energy and utilities in the fixed income section of the SOI.

5. Consumer non-cyclical holdings are in consumer staples and health care in the fixed income section of the SOI.

6. Not held at period-end.

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FRANKLIN INCOME VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000
(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”
(if Fund-Level Expenses Paid During Period were $ 7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,080.30	$2.30		$1,022.92	$2.24		0.44%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FI-6	Annual Report

VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE PROSPECTUSES

DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II. For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III. For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:
Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your prospectus for future reference.

FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Year Ended December 31,
	2016		2015	2014		2013		2012
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.64		$16.48	$16.53		$15.47		$14.68

Income from investment operations[a]:

Net investment income[b]	0.67		0.71	0.72		0.81		0.91

Net realized and unrealized gains (losses)	1.34		(1.78)	0.11		1.31		0.90

Total from investment operations	2.01		(1.07)	0.83		2.12		1.81

Less distributions from net investment income	(0.78)		(0.77)	(0.88)		(1.06)		(1.02)

Net asset value, end of year	$15.87		$14.64	$16.48		$16.53		$15.47

Total return[c]	14.33%		(6.84)%	4.92%		14.18%		12.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.47%		0.46%	0.47%		0.47%		0.47%

Expenses net of waiver and payments by affiliates	0.44%	[d]	0.46% [d,e]	0.47%	[d]	0.47%	[d]	0.47%

Net investment income	4.47%		4.47%	4.26%		5.07%		6.03%

Supplemental data

Net assets, end of year (000’s)	$696,227		$604,228	$714,664		$695,004		$584,391

Portfolio turnover rate	39.03%		31.53%	24.77%		21.71%		26.66%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2016		2015	2014		2013		2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.20		$16.00	$16.07		$15.07		$14.32

Income from investment operations[a]:

Net investment income[b]	0.61		0.65	0.66		0.75		0.85

Net realized and unrealized gains (losses)	1.31		(1.73)	0.11		1.27		0.88

Total from investment operations	1.92		(1.08)	0.77		2.02		1.73

Less distributions from net investment income	(0.74)		(0.72)	(0.84)		(1.02)		(0.98)

Net asset value, end of year	$15.38		$14.20	$16.00		$16.07		$15.07

Total return[c]	14.02%		(7.05)%	4.62%		13.94%		12.65%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%		0.71%	0.72%		0.72%		0.72%

Expenses net of waiver and payments by affiliates	0.69%	[d]	0.71% [d,e]	0.72%	[d]	0.72%	[d]	0.72%

Net investment income	4.22%		4.22%	4.01%		4.82%		5.78%

Supplemental data

Net assets, end of year (000’s)	$5,088,556		$4,907,599	$6,022,804		$6,188,045		$6,182,997

Portfolio turnover rate	39.03%		31.53%	24.77%		21.71%		26.66%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2016		2015	2014		2013		2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.49		$16.31	$16.36		$15.32		$14.54

Income from investment operations[a]:

Net investment income[b]	0.61		0.65	0.66		0.75		0.85

Net realized and unrealized gains (losses)	1.33		(1.76)	0.11		1.30		0.90

Total from investment operations	1.94		(1.11)	0.77		2.05		1.75

Less distributions from net investment income	(0.72)		(0.71)	(0.82)		(1.01)		(0.97)

Net asset value, end of year	$15.71		$14.49	$16.31		$16.36		$15.32

Total return[c]	13.87%		(7.15)%	4.52%		13.85%		12.56%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.82%		0.81%	0.82%		0.82%		0.82%

Expenses net of waiver and payments by affiliates	0.79%	[d]	0.81% [d,e]	0.82%	[d]	0.82%	[d]	0.82%

Net investment income	4.12%		4.12%	3.91%		4.72%		5.68%

Supplemental data

Net assets, end of year (000’s)	$309,935		$306,023	$378,545		$397,652		$436,405

Portfolio turnover rate	39.03%		31.53%	24.77%		21.71%		26.66%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Income VIP Fund
		Country	Shares	Value
	Common Stocks 50.2%
	Consumer Discretionary 3.2%
	Ford Motor Co.	United States	4,643,943	$56,331,029
	General Motors Co.	United States	2,000,000	69,680,000
	Target Corp.	United States	939,100	67,831,193

				193,842,222

	Consumer Staples 3.3%
	Anheuser-Busch InBev SA/NV, ADR	Belgium	505,000	53,247,200
	The Coca-Cola Co.	United States	1,325,000	54,934,500
	PepsiCo Inc.	United States	584,000	61,103,920
	Philip Morris International Inc.	United States	350,000	32,021,500

				201,307,120

	Energy 8.9%
	Anadarko Petroleum Corp.	United States	600,000	41,838,000
	BP PLC, ADR	United Kingdom	1,800,000	67,284,000
	Chevron Corp.	United States	1,055,000	124,173,500
a	Energy XXI Gulf Coast Inc.	United States	510,163	14,053,482
a,b	Halcon Resources Corp.	United States	74,398	623,470
	Occidental Petroleum Corp.	United States	436,000	31,056,280
a	PetroQuest Energy Inc.	United States	36,128	119,584
a	Rex Energy Corp.	United States	75,000	35,340
	Royal Dutch Shell PLC, A, ADR	United Kingdom	3,021,748	164,322,656
	Schlumberger Ltd.	United States	180,000	15,111,000
	Total SA, B, ADR	France	1,192,900	60,802,113
a	W&T Offshore Inc.	United States	3,829,500	10,607,715
a	Weatherford International PLC	United States	2,500,000	12,475,000

				542,502,140

	Financials 5.8%
	Bank of America Corp.	United States	800,000	17,680,000
	HSBC Holdings PLC.	United Kingdom	5,000,000	40,460,116
	JPMorgan Chase & Co.	United States	690,100	59,548,729
	MetLife Inc.	United States	1,245,108	67,098,870
	Morgan Stanley	United States	500,000	21,125,000
	U.S. Bancorp.	United States	1,000,000	51,370,000
	Wells Fargo & Co.	United States	1,700,000	93,687,000

				350,969,715

	Health Care 4.9%
	AstraZeneca PLC	United Kingdom	1,000,000	54,663,347
	Eli Lilly & Co.	United States	764,800	56,251,040
	Medtronic PLC	United States	335,000	23,862,050
	Pfizer Inc.	United States	2,638,975	85,713,908
	Roche Holding AG	Switzerland	136,500	31,176,257
	Sanofi, ADR	France	1,208,292	48,863,328

				300,529,930

	Industrials 6.0%
a,c	CEVA Holdings LLC	United States	13,012	1,301,226
	Deere & Co.	United States	600,000	61,824,000
	General Electric Co.	United States	3,976,200	125,647,920
	Republic Services Inc.	United States	527,300	30,082,465
	Union Pacific Corp.	United States	650,000	67,392,000

Annual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	United Technologies Corp.	United States	700,000	$76,734,000

				362,981,611

	Information Technology 5.7%
	Analog Devices Inc.	United States	400,000	29,048,000
	Apple Inc.	United States	915,317	106,012,015
	Intel Corp.	United States	1,727,000	62,638,290
	Microsoft Corp.	United States	1,683,500	104,612,690
	QUALCOMM Inc.	United States	700,000	45,640,000

				347,950,995

	Materials 3.8%
	BASF SE	Germany	387,500	36,006,414
	The Dow Chemical Co.	United States	1,700,000	97,274,000
	The Mosaic Co.	United States	1,100,000	32,263,000
	Rio Tinto PLC, ADR	United Kingdom	1,800,000	69,228,000

				234,771,414

	Real Estate 0.5%
	Host Hotels & Resorts Inc.	United States	1,500,000	28,260,000

	Telecommunication Services 1.5%
	BCE Inc.	Canada	466,000	20,138,502
	Telstra Corp. Ltd.	Australia	3,946,331	14,523,129
	Verizon Communications Inc.	United States	1,075,000	57,383,500

				92,045,131

	Utilities 6.6%
	Dominion Resources Inc.	United States	1,000,000	76,590,000
	Duke Energy Corp.	United States	702,500	54,528,050
	Great Plains Energy Inc.	United States	777,900	21,275,565
	NextEra Energy Inc.	United States	125,000	14,932,500
	PG&E Corp.	United States	935,300	56,838,181
	PPL Corp.	United States	450,000	15,322,500
	Public Service Enterprise Group Inc.	United States	923,500	40,523,180
	Sempra Energy	United States	368,300	37,065,712
	The Southern Co.	United States	1,062,100	52,244,699
	Xcel Energy Inc.	United States	810,964	33,006,235

				402,326,622

	Total Common Stocks (Cost $2,558,619,952)			3,057,486,900

d	Equity-Linked Securities 5.4%
	Consumer Discretionary 1.3%
e	Morgan Stanley into Ford Motors, 8.50%, 144A	United States	2,485,000	30,572,707
e	Royal Bank of Canada into Target Corp., 6.00%, 144A	United States	700,000	50,936,900

				81,509,607

	Energy 0.4%
e	Wells Fargo Bank National Assn. into Halliburton Co., 8.00%, 144A	United States	435,000	21,603,492

	Financials 0.5%
e	Citigroup Inc. into Bank of America Corp., 7.50%, 144A	United States	2,100,000	33,181,050

	Health Care 0.5%
e	JPMorgan Chase & Co. into Merck & Co. Inc., 6.25%, 144A	United States	500,000	29,042,450

FI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares		Value
d	Equity-Linked Securities (continued)
	Information Technology 2.7%
e	JPMorgan Chase & Co. into Oracle Corp., 6.00%, 144A	United States	700,000		$27,313,650
e	Royal Bank of Canada into Texas Instruments Inc., 6.00%, 144A	United States	725,000		48,967,877
e	Wells Fargo Bank National Assn. into Cisco Systems Inc., 7.25%, 144A	United States	1,050,000		30,997,680
e	Wells Fargo Bank National Assn. into Intel Corp., 7.00%, 144A	United States	1,700,000		59,630,050

					166,909,257

	Total Equity-Linked Securities (Cost $324,814,100)				332,245,856

	Convertible Preferred Stocks 2.4%
	Financials 1.2%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600		40,371,280
a	FNMA, 5.375%, cvt. pfd	United States	475		12,943,750
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	15,000		17,850,000

					71,165,030

	Health Care 0.4%
	Allergan PLC, 5.50%, cvt. pfd	United States	9,500		7,243,370
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	25,000		16,125,000

					23,368,370

	Industrials 0.0%†
a,c	CEVA Holdings LLC, cvt. pfd., A-1	United States	397		129,025
a,c	CEVA Holdings LLC, cvt. pfd., A-2	United States	14,711		3,309,952

					3,438,977

	Real Estate 0.0%†
	FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	135,225		3,368,455

	Utilities 0.8%
	Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	162,000		8,109,720
	Great Plains Energy Inc., 7.00%, cvt. pfd	United States	216,000		10,929,600
	NextEra Energy Inc., 6.371%, cvt. pfd	United States	500,000		28,625,000

					47,664,320

	Total Convertible Preferred Stocks (Cost $174,480,955)				149,005,152

	Preferred Stocks (Cost $4,945,000) 0.1%
	Financials 0.1%
	Morgan Stanley, 6.375%, pfd., I	United States	197,800		5,089,394

			Principal Amount*
	Convertible Bonds 1.0%
	Energy 0.6%
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	9,500,000		2,755,000
f	Stone Energy Corp., cvt., senior note, 1.75%, 3/01/17	United States	13,507,000		8,171,735
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	22,000,000		23,925,000

					34,851,735

	Health Care 0.4%
e	Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	25,000,000	EUR	28,747,418

	Total Convertible Bonds (Cost $69,978,653)				63,599,153

Annual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds 31.9%
	Consumer Discretionary 3.8%
e	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	500,000	$427,500
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.125%, 2/15/23	United States	10,000,000	10,300,000
e	CSC Holdings LLC, senior bond, 144A, 10.875%, 10/15/25	United States	8,000,000	9,536,000
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	35,000,000	34,912,500
	senior note, 5.875%, 7/15/22	United States	40,000,000	42,200,000
	senior note, 5.875%, 11/15/24	United States	9,400,000	9,707,850
	senior note, 7.75%, 7/01/26	United States	10,000,000	11,300,000
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	11,300,000	11,561,200
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	15,400,000	11,453,750
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000	14,782,500
e	International Game Technology PLC, senior secured note, 144A, 6.25%, 2/15/22	United States	8,500,000	9,158,750
	KB Home, senior bond, 7.50%, 9/15/22	United States	6,500,000	6,890,000
e	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	3,000,000	3,067,500
e	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	10,000,000	9,725,000
	senior note, 144A, 5.875%, 4/01/23	United States	5,000,000	4,900,000
e	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	7,500,000	7,856,250
e	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	10,000,000	9,887,500
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000	6,854,400
e	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	7,131,250
e	Ziggo Secured Finance BV, secured bond, 144A, 5.50%, 1/15/27	Netherlands	7,500,000	7,329,750

				228,981,700

	Consumer Staples 0.3%
	Cott Beverages Inc., senior note, 5.375%, 7/01/22	United States	2,500,000	2,553,125
e	JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	12,500,000	13,031,250

				15,584,375

	Energy 6.6%
	Bill Barrett Corp.,
	senior note, 7.625%, 10/01/19	United States	30,000,000	29,700,000
	senior note, 7.00%, 10/15/22	United States	17,937,000	17,219,520
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	9,500,000	8,098,750
	Chesapeake Energy Corp.,
	[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	47,500,000	51,501,875
	senior bond, 6.125%, 2/15/21	United States	5,000,000	4,900,000
	[e] senior note, 144A, 8.00%, 1/15/25	United States	15,000,000	15,356,250
	[g] senior note, FRN, 4.13%, 4/15/19	United States	14,000,000	14,140,000
e	Denbury Resources Inc., senior secured note, 144A, 9.00%, 5/15/21	United States	7,200,000	7,830,000
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.50%, 5/01/21	United States	5,000,000	4,975,000
e	Halcon Resources Corp., secured note, second lien, 144A, 8.625%, 2/01/20	United States	9,000,000	9,405,000
	Kinder Morgan Inc.,
	senior bond, MTN, 7.75%, 1/15/32	United States	22,000,000	26,992,152
	[e] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	7,000,000	7,686,154

FI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
e	McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	17,592,000	$17,855,880
e	NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	3,750,000	3,928,125
e,h	PetroQuest Energy Inc., secured note, second lien, 144A, PIK, 10.00%, 2/15/21	United States	1,653,000	1,146,683
	Rex Energy Corp., second lien, 8.00%, 10/01/20	United States	5,000,000	2,550,000
e	Sabine Pass Liquefaction LLC,
	senior secured bond, 144A, 5.875%, 6/30/26	United States	15,000,000	16,218,750
	senior secured bond, 144A, 5.00%, 3/15/27	United States	12,200,000	12,352,500
i	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	27,000,000	27,607,500
f	Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	26,905,000	16,277,525
e	Transocean Inc., senior note, 144A, 9.00%, 7/15/23	United States	10,000,000	10,300,000
e,h	W&T Offshore Inc.,
	second lien, 144A, PIK, 10.75%, 5/15/20	United States	10,330,593	7,849,085
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	9,245,000	5,523,983
	Weatherford International Ltd.,
	senior note, 5.125%, 9/15/20	United States	17,500,000	16,537,500
	[j] senior note, 7.75%, 6/15/21	United States	30,000,000	30,412,500
	senior note, 4.50%, 4/15/22	United States	9,900,000	8,637,750
	senior note, 8.25%, 6/15/23	United States	27,500,000	28,050,000

				403,052,482

	Financials 3.1%
k	Bank of America Corp.,
	junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,054,000
	junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,200,000
k	Citigroup Inc.,
	junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,437,500
	junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,671,875
	junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,567,500
	junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	16,678,200
	junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	25,281,250
	junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	10,168,250
k	JPMorgan Chase & Co.,
	junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	50,000,000	51,837,500
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,220,000
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,987,500
k	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,391,250
	Navient Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	4,881,250
e	OneMain Financial Holdings Inc.,
	senior note, 144A, 6.75%, 12/15/19	United States	6,000,000	6,277,500
	senior note, 144A, 7.25%, 12/15/21	United States	5,000,000	5,237,500
k	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	7,949,375

				188,840,450

	Health Care 5.9%
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	64,195,000	53,602,825
	senior note, 7.125%, 7/15/20	United States	25,000,000	19,132,500
	senior note, 6.875%, 2/01/22	United States	33,500,000	23,450,000
e	Concordia International Corp.,
	senior note, 144A, 9.50%, 10/21/22	Canada	5,000,000	1,800,000
	senior note, 144A, 7.00%, 4/15/23	Canada	2,500,000	775,000

Annual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care (continued)
	DaVita Inc., senior bond, 5.125%, 7/15/24	United States	5,000,000	$4,996,875
e	Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	22,500,000	20,137,500
e	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	10,000,000	8,375,000
	senior note, 144A, 6.00%, 7/15/23	United States	15,000,000	13,237,500
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	7,987,500
	senior note, 7.50%, 2/15/22	United States	25,000,000	28,437,500
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,725,000
	Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	5,000,000	4,375,000
e	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 5.75%, 8/01/22	United States	14,200,000	13,738,500
	senior note, 144A, 5.625%, 10/15/23	United States	10,000,000	9,375,000
	senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	9,000,000
	Tenet Healthcare Corp.,
	senior note, 5.00%, 3/01/19	United States	10,000,000	9,800,000
	senior note, 8.00%, 8/01/20	United States	5,000,000	4,937,500
	senior note, 8.125%, 4/01/22	United States	40,000,000	37,940,000
	senior note, 6.75%, 6/15/23	United States	33,200,000	29,299,000
e	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	7,500,000	6,480,450
e	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	7,097,000
	senior note, 144A, 6.75%, 8/15/18	United States	13,325,000	12,692,062
	senior note, 144A, 5.375%, 3/15/20	United States	17,000,000	14,450,000
	senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	9,500,000

				361,341,712

	Industrials 1.6%
	The ADT Corp., senior note, 3.50%, 7/15/22	United States	3,600,000	3,447,000
e	Bombardier Inc.,
	senior bond, 144A, 6.125%, 1/15/23	Canada	5,000,000	4,792,000
	senior bond, 144A, 7.50%, 3/15/25	Canada	11,000,000	10,923,220
e	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	12,691,882	11,486,153
e	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	4,400,000	4,719,000
e	Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	5,800,000	6,177,000
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	3,474,000	3,482,685
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	5,675,000	5,760,125
e	Prime Security Services Borrower LLC/Prime Finance Inc., secured note, second lien, 144A, 9.25%, 5/15/23	United States	2,000,000	2,182,500
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	10,000,000	10,512,500
	senior sub. note, 6.00%, 7/15/22	United States	7,700,000	8,046,500
	United Rentals North America Inc., senior bond, 6.125%, 6/15/23	United States	11,400,000	12,141,000
e	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	13,980,000	14,731,425

				98,401,108

	Information Technology 3.2%
e	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	15,499,687
e	CommScope Inc.,
	senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,387,500
	senior note, 144A, 5.00%, 6/15/21	United States	8,422,000	8,706,243

FI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Information Technology (continued)
e	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	3,100,000	$3,298,338
	senior note, 144A, 7.125%, 6/15/24	United States	3,600,000	3,997,246
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	16,200,000	17,557,787
	senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	12,500,000	12,936,162
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	22,388,471
e	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	5,000,000	5,178,150
	senior note, 144A, 7.00%, 12/01/23	United States	25,000,000	26,687,500
	senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	5,000,000	5,200,000
e	Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	5,500,000	6,435,000
	NCR Corp.,
	senior note, 5.00%, 7/15/22	United States	5,500,000	5,637,500
	senior note, 6.375%, 12/15/23	United States	7,000,000	7,542,500
e	Western Digital Corp.,
	senior note, 144A, 10.50%, 4/01/24	United States	30,000,000	35,550,000
	senior secured note, 144A, 7.375%, 4/01/23	United States	10,000,000	11,025,000

				198,027,084

	Materials 1.6%
e	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.25%, 1/31/19	Luxembourg	7,500,000	7,650,000
	senior note, 144A, 4.625%, 5/15/23	Luxembourg	15,000,000	14,943,750
	senior note, 144A, 7.25%, 5/15/24	Luxembourg	10,200,000	10,786,500
e	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	15,197,963
e	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	27,000,000	31,456,890
e	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	3,500,000	3,543,750
e	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	first lien, 144A, 5.125%, 7/15/23	United States	4,300,000	4,375,250
	[g] senior secured note, first lien, 144A, FRN, 4.38%, 7/15/21	United States	7,600,000	7,790,000

				95,744,103

	Real Estate 0.1%
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	3,000,000	3,097,500
	iStar Inc., senior note, 5.00%, 7/01/19	United States	3,500,000	3,526,250

				6,623,750

	Telecommunication Services 3.1%
	Frontier Communications Corp.,
	senior note, 9.25%, 7/01/21	United States	7,400,000	7,797,750
	senior note, 10.50%, 9/15/22	United States	10,000,000	10,550,500
	senior note, 7.125%, 1/15/23	United States	7,800,000	7,098,000
	Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	8,400,000	5,712,000
	Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	13,500,000	14,326,875
	Sprint Communications Inc.,
	11.50%, 11/15/21	United States	30,000,000	36,975,000
	senior note, 7.00%, 8/15/20	United States	7,500,000	7,969,575
	[e] senior note, 144A, 9.00%, 11/15/18	United States	11,900,000	13,149,500

Annual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000	$40,125,000
	senior bond, 7.125%, 6/15/24	United States	8,200,000	8,466,500
	senior note, 7.625%, 2/15/25	United States	15,000,000	15,806,250
	T-Mobile USA Inc., senior note, 6.633%, 4/28/21	United States	7,500,000	7,846,875
e	Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	11,500,000	11,966,900
	Zayo Group LLC/Zayo Capital Inc., senior note, 6.375%, 5/15/25	United States	1,700,000	1,782,875

				189,573,600

	Utilities 2.6%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	15,000,000	14,550,000
	senior note, 5.375%, 1/15/23	United States	20,000,000	19,650,000
	senior note, 5.50%, 2/01/24	United States	16,375,000	15,883,750
e	senior secured bond, 144A, 5.25%, 6/01/26	United States	15,000,000	14,850,000
	Dynegy Inc.,
	senior note, 6.75%, 11/01/19	United States	43,000,000	43,967,500
	senior note, 7.375%, 11/01/22	United States	20,000,000	19,200,000
	senior note, 5.875%, 6/01/23	United States	8,000,000	6,980,000
e	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	22,375,000

				157,456,250

	Total Corporate Bonds (Cost $1,893,077,510)			1,943,626,614

g,l	Senior Floating Rate Interests 3.3%
	Consumer Discretionary 1.3%
	Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	24,812,500	21,504,175
	iHeartCommunications Inc.,
	Tranche D Term Loan, 7.52%, 1/30/19	United States	35,864,664	29,259,576
	Tranche E Term Loan, 8.27%, 7/30/19	United States	13,142,768	10,809,927
	Petco Animal Supplies Stores Inc., Term Loan B-1, 5.00%, 1/26/23	United States	14,887,500	15,020,863

				76,594,541

	Energy 0.1%
	W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	11,000,000	8,772,500

	Financials 0.7%
	First Eagle Investment Management, Initial Term Loans, 4.998%, 12/01/22	United States	39,600,000	40,045,500

	Health Care 0.3%
	Vizient Inc., Term Loan, 5.00%, 2/11/23	United States	17,597,059	17,897,669

	Industrials 0.7%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	5,418,719	4,434,886
	CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	5,557,143	4,548,177
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	958,128	784,168
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	7,665,025	6,273,347
	Commercial Barge Line Co., Initial Term Loan, 9.75%, 11/12/20	United States	9,625,000	9,143,750
	Cortes NP Acquisition Corp., Initial Term Loan, 6.00%, 11/30/23	United States	11,400,000	11,514,000
	Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	6,020,211	6,106,752

				42,805,080

	Information Technology 0.1%
	Western Digital Corp., Term Loan B-1, 4.52%, 4/29/23	United States	7,960,000	8,080,825

FI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
g,l	Senior Floating Rate Interests (continued)
	Materials 0.1%
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	4,732,116	$4,747,496

	Total Senior Floating Rate Interests (Cost $206,805,773)			198,943,611

			Shares
	Escrows and Litigation Trusts (Cost $62,602) 0.0%
a,c	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

	Total Investments before Short Term Investments (Cost $5,232,784,545)			5,749,996,680

	Short Term Investments 5.1%
	Money Market Funds (Cost $307,800,028) 5.1%
m,n	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	United States	307,800,028	307,800,028

o	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Money Market Funds (Cost $2,450,000) 0.0%†
m,n	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	United States	2,450,000	2,450,000

			Principal Amount*
	Repurchase Agreement (Cost $612,840) 0.0%†
p	Joint Repurchase Agreement, 0.50%, 1/03/17 (Maturity Value $612,874)
	BNP Paribas Securities Corp.
	Collateralized by [q]U.S. Treasury Bill, 2/02/17; U.S. Treasury Note, 1.00% - 3.50%, 12/31/16 - 11/15/20; U.S. Treasury Strips, 11/15/20 (valued at $625,097)	United States	612,840	612,840

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $3,062,840)			3,062,840

	Total Investments (Cost $5,543,647,413) 99.4%			6,060,859,548
	Other Assets, less Liabilities 0.6%			33,858,039

	Net Assets 100.0%			$6,094,717,587

Annual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

See Abbreviations on page FI- 33.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016 , the aggregate value of these securities was $4,740,203, representing 0.1% of net assets.

dSee Note 1(d) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $1,152,969,606, representing 18.9% of net assets.

fSee Note 7 regarding defaulted securities.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

jA portion or all of the security is on loan at December 31, 2016. See Note 1(e).

kPerpetual security with no stated maturity date.

lSee Note 1(f) regarding senior floating rate interests.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day yield at period end.

oSee Note 1(e) regarding securities on loan.

pSee Note 1(c) regarding joint repurchase agreement.

qThe security was issued on a discount basis with no stated coupon rate.

FI-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,232,784,545
Cost - Non-controlled affiliates (Note 3e)	310,250,028
Cost - Repurchase agreements	612,840

Total cost of investments	$5,543,647,413

Value - Unaffiliated issuers	$5,749,996,680
Value - Non-controlled affiliates (Note 3e)	310,250,028
Value - Repurchase agreements	612,840

Total value of investments (includes securities loaned in the amount of $2,984,480)	6,060,859,548
Cash	863,676
Receivables:
Investment securities sold	757,737
Capital shares sold	1,364,798
Dividends and interest	44,342,772
Other assets	634

Total assets	6,108,189,165

Liabilities:
Payables:
Capital shares redeemed	5,440,266
Management fees	2,214,311
Distribution fees	2,265,545
Payable upon return of securities loaned	3,062,840
Accrued expenses and other liabilities	488,616

Total liabilities	13,471,578

Net assets, at value	$6,094,717,587

Net assets consist of:
Paid-in capital	$6,215,721,736
Undistributed net investment income	258,365,808
Net unrealized appreciation (depreciation)	517,184,433
Accumulated net realized gain (loss)	(896,554,390)

Net assets, at value	$6,094,717,587

Class 1:
Net assets, at value	$696,226,593

Shares outstanding	43,860,523

Net asset value and maximum offering price per share	$15.87

Class 2:
Net assets, at value	$5,088,555,854

Shares outstanding	330,921,115

Net asset value and maximum offering price per share	$15.38

Class 4:
Net assets, at value	$309,935,140

Shares outstanding	19,728,974

Net asset value and maximum offering price per share	$15.71

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$124,308,584
Non-controlled affiliates (Note 3e)	14,868
Interest	161,299,288
Income from securities loaned (net of fees and rebates)	1,450,116

Total investment income	287,072,856

Expenses:
Management fees (Note 3a)	26,559,717
Distribution fees: (Note 3c)
Class 2	12,227,908
Class 4	1,061,284
Custodian fees (Note 4)	64,240
Reports to shareholders	361,893
Professional fees	342,699
Trustees’ fees and expenses	27,253
Other	168,760

Total expenses	40,813,754
Expense reductions (Note 4)	(2,113)
Expenses waived/paid by affiliates (Note 3e)	(1,607,550)

Net expenses	39,204,091

Net investment income	247,868,765

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	22,629,406
Foreign currency transactions	815,253

Net realized gain (loss)	23,444,659

Net change in unrealized appreciation (depreciation) on:
Investments	499,708,357
Translation of other assets and liabilities denominated in foreign currencies	(17,754)

Net change in unrealized appreciation (depreciation)	499,690,603

Net realized and unrealized gain (loss)	523,135,262

Net increase (decrease) in net assets resulting from operations	$771,004,027

FI-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$247,868,765	$280,263,160
Net realized gain (loss)	23,444,659	(198,185,492)
Net change in unrealized appreciation (depreciation)	499,690,603	(544,397,831)

Net increase (decrease) in net assets resulting from operations	771,004,027	(462,320,163)

Distributions to shareholders from:
Net investment income:
Class 1	(33,648,017)	(32,196,540)
Class 2	(243,664,392)	(260,631,132)
Class 4	(14,419,491)	(15,803,892)

Total distributions to shareholders	(291,731,900)	(308,631,564)

Capital share transactions: (Note 2)
Class 1	34,616,416	(31,781,112)
Class 2	(215,782,069)	(463,715,750)
Class 4	(21,239,696)	(31,713,868)

Total capital share transactions	(202,405,349)	(527,210,730)

Net increase (decrease) in net assets	276,866,778	(1,298,162,457)
Net assets:
Beginning of year	5,817,850,809	7,116,013,266

End of year	$6,094,717,587	$5,817,850,809

Undistributed net investment income included in net assets:
End of year	$258,365,808	$284,418,214

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market

FI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any

Annual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When

FI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	6,134,123	$87,911,597	1,738,174	$27,618,019
Shares issued in reinvestment of distributions	2,331,810	33,648,017	2,040,338	32,196,540
Shares redeemed	(5,877,695)	(86,943,198)	(5,869,235)	(91,595,671)

Net increase (decrease)	2,588,238	$34,616,416	(2,090,723)	$(31,781,112)

Class 2 Shares:
Shares sold	25,914,952	$378,696,453	21,413,080	$334,630,165
Shares issued in reinvestment of distributions	17,417,040	243,664,392	17,001,378	260,631,132
Shares redeemed	(58,055,463)	(838,142,914)	(69,202,126)	(1,058,977,047)

Net increase (decrease)	(14,723,471)	$(215,782,069)	(30,787,668)	$(463,715,750)

Class 4 Shares:
Shares sold	1,804,015	$26,579,870	2,745,531	$43,147,056
Shares issued in reinvestment of distributions	1,008,356	14,419,491	1,010,479	15,803,892
Shares redeemed	(4,209,003)	(62,239,057)	(5,843,737)	(90,664,816)

Net increase (decrease)	(1,396,632)	$(21,239,696)	(2,087,727)	$(31,713,868)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

FI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

For the year ended December 31, 2016, the effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35%, per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	589,053,827	1,471,178,493	(1,749,982,292)	310,250,028	$310,250,028	$14,868	$—	1.9%

f. Other Affiliated Transactions

At December 31, 2016, Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund owned 5.3% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$521,405,875
2018	157,561,044
Capital loss carryforwards not subject to expiration:
Short term	135,162,624
Long term	76,910,085

Total capital loss carryforwards	$891,039,628

During the year ended December 31, 2016, the Fund utilized $6,170,076 of capital loss carryforwards.

On December 31, 2016, the Fund had expired capital loss carryforwards of $51,901,081, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$291,731,900	$308,631,564

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$5,546,860,635

Unrealized appreciation	$816,046,074
Unrealized depreciation	(302,047,161)

Net unrealized appreciation (depreciation)	$513,998,913

Distributable earnings - undistributed ordinary income	$255,750,685

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $2,202,732,116 and $2,046,466,359, respectively.

At December 31, 2016, in connection with securities lending transactions, the Fund loaned corporate bonds and received $3,062,840 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

7. Credit Risk and Defaulted Securities

At December 31, 2016, the Fund had 32.4% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2016, the aggregate value of these securities was $24,449,260, representing 0.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
74,398	[a] Halcon Resources Corp. (Value is 0.0%† of Net Assets)	10/23/15	$633,916	$623,470

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities of other investments in the issuer, valued at $9,405,000 as of December 31, 2016.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$320,967,125	$12,943,750	$—		$333,910,875
Energy	527,825,188	14,053,482	623,470		542,502,140
Transportation	67,392,000	4,740,203	—		72,132,203
All Other Equity Investments[b]	2,263,036,228	—	—		2,263,036,228
Equity-Linked Securities	—	332,245,856	—		332,245,856
Convertible Bonds	—	63,599,153	—		63,599,153
Corporate Bonds	—	1,943,626,614	—		1,943,626,614
Senior Floating Rate Interests	—	198,943,611	—		198,943,611
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	310,250,028	612,840	—		310,862,868

Total Investments in Securities	$3,489,470,569	$2,570,765,509	$623,470		$6,060,859,548

aIncludes common, preferred and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

		FRN	Floating Rate Note

		L/C	Letter of Credit

		MTN	Medium Term Note

		PIK	Payment-In-Kind

Annual Report	FI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Income VIP Fund

To the Board Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 27.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Annual Report	FI-35

Franklin Large Cap Growth VIP Fund

This annual report for Franklin Large Cap Growth VIP Fund covers the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	-1.49%	+11.30%	+5.54%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FLG-1

FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the

Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, generated a +11.96% total return.2

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.3 Monthly retail sales grew for most of the review

Portfolio Composition

Based on Total Net Assets as of 12/31/16

period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund

Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN LARGE CAP GROWTH VIP FUND

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. Other contributing factors included investors’ expectations of higher interest rates and inflation in the U.S. driven by hopes of expansionary fiscal policies under the new president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. The Fed’s decision to keep interest rates unchanged at its November meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the S&P 500.

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the 12 months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

During the year under review, some sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the S&P 500, an underweighting in the consumer staples sector and stock selection in the materials sector helped performance.

In consumer staples, WhiteWave Foods contributed to relative performance. The company’s shares surged as multinational food company Danone announced in July its intention to acquire WhiteWave in an all-cash transaction.

We believed the purchase price was fair so decided to exit our position following the announcement.

Within the materials sector, trade and construction materials manufacturer Martin Marietta Materials enjoyed strong demand for aggregates and cement across all three of its end-markets: residential construction, non-residential and infrastructure. The company’s stock was strong following the U.S. election on expectations for a large increase in infrastructure spending at the federal level, as well as expectations around the benefits of a lower corporate tax rate. It also benefited from the passage of the Fixing America’s Surface Transportation Act in late 2015, a federal highway bill that provided funding visibility for the next five years, along with the passage of several state gas tax increases and other initiatives to support the construction of new roads, highways and bridges. Share buybacks have also continued.

Other individual contributors to the Fund’s relative performance included Texas-based oil and natural gas company Diamondback Energy, information technology (IT) designer and manufacturer NVIDIA and mobile communications services provider T-Mobile. Diamondback Energy’s shares performed well as crude oil prices recovered from recent lows. Additionally, the company was able to expand its oil position in the Permian Basin of West Texas by entering the emerging western side of the area, called the Delaware Basin, at a reasonable price and without sacrificing its low debt balance sheet. Diamondback continued to execute on its existing Permian acreage and exceeded expectations for production growth throughout the year. In late 2016, Diamondback acquired Brigham Resources, which doubled its Permian Basin oil acreage and reduced doubts about the longevity of its future reserves. NVIDIA’s shares performed well above expectations in 2016, and its valuation expanded accordingly. The company executed quite well in its primary graphics processing unit (GPU) market versus its main competitor Advanced Micro Devices, which was late getting out their own GPU. NVIDIA’s shares appreciated also due to a dramatic increase in investor excitement regarding virtual reality, artificial intelligence adoption and Advanced Driver Assistance Systems. T-Mobile did well in 2016 as the only secularly growing telecommunication services company in the U.S. The company continues to grow and take market share against its competitors through promotions and a unique marketing strategy. T-Mobile was also the beneficiary of renewed speculation of the company being acquired by both Softbank/Sprint or by cable companies Comcast/Charter.

In contrast, relative to the S&P 500, a major detractor from the Fund’s relative performance was stock selection and an

Annual Report	FLG-3

FRANKLIN LARGE CAP GROWTH VIP FUND

Top 10 Holdings

12/31/16

Company Sector/Industry	% of Total Net Assets
Alphabet Inc. Information Technology	4.5%
Amazon.com Inc. Consumer Discretionary	4.4%
Apple Inc. Information Technology	4.3%
Facebook Inc. Information Technology	4.2%
Visa Inc. Information Technology	3.9%
Celgene Corp. Health Care	3.8%
Microsoft Corp. Information Technology	3.5%
Mastercard Inc. Information Technology	3.4%
SBA Communications Corp. Telecommunication Services	3.1%
Allergan PLC Health Care	2.3%

overweighting in the health care sector. Stock selection in the IT sector also detracted from relative results but it was slightly offset by a favorable overweighting in the sector. Finally, stock selection and an overweighting in the consumer discretionary sector hampered relative performance.

Key detractors in the health care sector included Allergan and Celgene. Pharmaceutical firm Allergan’s planned sale to Pfizer was terminated after the U.S. Treasury modified tax rules that eliminated many of the financial benefits of the merger. Also, investors soured on specialty pharmaceutical stocks due to drug pricing concerns. Additionally, Allergan’s third quarter earnings performed below expectations. Biopharmaceutical company Celgene’s stock performance was flat during 2016. Its key myeloma franchise delivered solid growth, but there was some weakening in the solid tumor franchise as a result of increased competition from immuno-oncology drugs. Additionally, Celgene lagged biotechnology and pharmaceutical peers that provided a dividend, as investors sought yield. A lack of meaningful pipeline catalysts further deterred the company’s performance.

Within IT, business and employment-oriented social networking service LinkedIn and network security solutions provider Palo Alto Networks hindered the Fund’s performance. LinkedIn’s shares declined in February 2016 after the company reported fourth quarter 2015 revenues lower than consensus estimates. We sold our LinkedIn position prior to it being acquired by Microsoft in mid-2016. Palo Alto Networks experienced difficulties during the period when investors became concerned about slowing product revenue growth and the impact of a public cloud on the company’s long-term growth potential. Nevertheless, given the growing importance of cyber security and Palo Alto’s differentiated platform offering, we believe that spending trends could re-accelerate over the next few quarters and we find the company’s valuation compelling at current levels.

Within the consumer discretionary sector, coffee and tea manufacturer and retailer Starbucks detracted from relative performance. Restaurant stocks weakened during most of 2016 as industry sales slowed and many headwinds persisted. Starbucks declined primarily because of investor concerns about slowing in-store sales in the Americas during the period.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-4	Annual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000

(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”

(if Fund-Level Expenses Paid During
Period were $ 7.50,then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1]	Annualized Expense Ratio
Class 1	$1,000	$1,050.60	$4.23		$1,021.01	$4.17		0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

Annual Report	FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.42	$23.26	$20.91	$16.43	$14.75

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.06)	0.11	0.24	0.21

Net realized and unrealized gains (losses)	(0.26)	1.56	2.54	4.48	1.65

Total from investment operations	(0.30)	1.50	2.65	4.72	1.86

Less distributions from:

Net investment income	—	(0.13)	(0.30)	(0.24)	(0.18)

Net realized gains	(0.27)	(6.21)	—	—	—

Total distributions	(0.27)	(6.34)	(0.30)	(0.24)	(0.18)

Net asset value, end of year.	$17.85	$18.42	$23.26	$20.91	$16.43

Total return[c]	(1.49)%	5.89%	12.74%	28.92%	12.65%

Ratios to average net assets

Expenses	0.80%[d]	0.78%	0.79%	0.79%	0.80%

Net investment income (loss)	(0.19)%	(0.27)%	0.50%	1.27%	1.31%

Supplemental data

Net assets, end of year (000’s)	$883	$47,864	$54,971	$54,291	$46,756

Portfolio turnover rate	36.26%[e]	23.23%	93.53%	28.27%	33.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of redemption in-kind.

FLG-6	Annual Report	The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.09	$22.94	$20.62	$16.20	$14.54

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.11)	0.06	0.19	0.17

Net realized and unrealized gains (losses)	(0.26)	1.54	2.50	4.42	1.62

Total from investment operations	(0.34)	1.43	2.56	4.61	1.79

Less distributions from:

Net investment income	—	(0.07)	(0.24)	(0.19)	(0.13)

Net realized gains	(0.27)	(6.21)	—	—	—

Total distributions	(0.27)	(6.28)	(0.24)	(0.19)	(0.13)

Net asset value, end of year.	$17.48	$18.09	$22.94	$20.62	$16.20

Total return[c]	(1.79)%	5.62%	12.46%	28.63%	12.37%

Ratios to average net assets

Expenses	1.05% [d]	1.03%	1.04%	1.04%	1.05%

Net investment income (loss)	(0.44)%	(0.52)%	0.25%	1.02%	1.06%

Supplemental data

Net assets, end of year (000’s)	$113,028	$223,807	$256,098	$285,477	$278,989

Portfolio turnover rate	36.26% [e]	23.23%	93.53%	28.27%	33.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Large Cap Growth VIP Fund
		Shares	Value
	Common Stocks 98.3%
	Consumer Discretionary 14.2%
a	Amazon.com Inc.	6,718	$5,037,627
a	Charter Communications Inc., A	6,684	1,924,457
	Comcast Corp., A	12,705	877,280
	Delphi Automotive PLC (United Kingdom)	8,397	565,538
	Las Vegas Sands Corp.	5,013	267,744
	Newell Brands Inc.	22,486	1,004,000
	NIKE Inc., B	13,244	673,193
a	The Priceline Group Inc.	919	1,347,309
	Starbucks Corp.	34,905	1,937,926
	The Walt Disney Co.	24,291	2,531,608

			16,166,682

	Consumer Staples 4.5%
	Constellation Brands Inc., A	7,558	1,158,717
a	Monster Beverage Corp.	45,227	2,005,365
	Pinnacle Foods Inc.	17,654	943,606
	Reynolds American Inc.	19,166	1,074,063

			5,181,751

	Energy 3.5%
	Anadarko Petroleum Corp.	24,463	1,705,805
a	Diamondback Energy Inc.	8,047	813,230
	Halliburton Co.	26,695	1,443,932

			3,962,967

	Financials 7.8%
a	Athene Holding Ltd., A (Bermuda)	18,786	901,540
	BlackRock Inc.	3,033	1,154,178
	The Charles Schwab Corp.	46,144	1,821,304
	Intercontinental Exchange Inc.	10,360	584,511
	MarketAxess Holdings Inc.	7,579	1,113,507
	Moody’s Corp.	8,953	843,999
a	Signature Bank	8,586	1,289,617
a	SVB Financial Group	3,838	658,831
	Synchrony Financial	14,139	512,822

			8,880,309

	Health Care 16.2%
a,b	Acerta Pharma BV (Netherlands)	9,780,975	364,322
a	Alexion Pharmaceuticals Inc.	4,841	592,296
a	Allergan PLC	12,497	2,624,495
a	Biogen Inc.	4,925	1,396,631
	Bristol-Myers Squibb Co.	19,634	1,147,411
a	Celgene Corp.	36,981	4,280,551
a	Edwards Lifesciences Corp.	17,168	1,608,642
	Eli Lilly & Co.	15,185	1,116,857
a	Envision Healthcare Corp.	1,121	70,948
a	Heron Therapeutics Inc.	29,654	388,467
a	Incyte Corp.	8,252	827,428
	Medtronic PLC	13,590	968,016
a	Nevro Corp.	5,758	418,376
a	Regeneron Pharmaceuticals Inc.	1,453	533,382
a	Tesaro Inc.	9,572	1,287,242

FLG-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)
		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	UnitedHealth Group Inc.	5,348	$855,894

			18,480,958

	Industrials 4.6%
	Allegiant Travel Co.	5,145	856,128
	Honeywell International Inc.	4,941	572,415
a	IHS Markit Ltd.	32,482	1,150,187
	Raytheon Co.	11,647	1,653,874
	Roper Technologies Inc.	3,573	654,145
a	Univar Inc.	11,016	312,524

			5,199,273

	Information Technology 37.3%
a	Adobe Systems Inc.	21,771	2,241,324
a	Alibaba Group Holding Ltd., ADR (China)	5,163	453,363
a	Alphabet Inc., A	4,018	3,184,064
a	Alphabet Inc., C	2,518	1,943,443
	Analog Devices Inc.	3,977	288,810
	Apple Inc.	42,609	4,934,974
	Broadcom Ltd. (Singapore)	11,280	1,993,966
a	BroadSoft Inc.	15,758	650,017
a	CoStar Group Inc.	4,443	837,461
a	Electronic Arts Inc.	17,388	1,369,479
a	Facebook Inc., A	41,177	4,737,414
a	Fiserv Inc.	8,134	864,482
	Mastercard Inc., A	38,064	3,930,108
	Microsoft Corp.	63,372	3,937,936
a	Mobileye NV (Israel)	11,838	451,265
	NVIDIA Corp.	11,495	1,226,976
a	Palo Alto Networks Inc.	6,611	826,706
a	Salesforce.com Inc.	18,906	1,294,305
a	ServiceNow Inc.	20,296	1,508,805
a	Tyler Technologies Inc.	7,624	1,088,478
	Visa Inc., A	57,245	4,466,255
	Xilinx Inc.	5,085	306,981

			42,536,612

	Materials 3.0%
a	Axalta Coating Systems Ltd.	34,636	942,099
	Ecolab Inc.	10,481	1,228,583
	Martin Marietta Materials Inc.	5,553	1,230,156
			3,400,838
	Real Estate 2.9%
	American Tower Corp.	15,712	1,660,444
	Equinix Inc.	4,537	1,621,569

			3,282,013

	Telecommunication Services 4.3%
a	SBA Communications Corp.	34,120	3,523,231
a	T-Mobile U.S. Inc.	23,526	1,352,981

			4,876,212

	Total Common Stocks (Cost $78,533,405)		111,967,615

Annual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)
		Principal Amount	Value
	Short Term Investments (Cost $531,668) 0.5%
c	Repurchase Agreements 0.5%
	Joint Repurchase Agreement, 0.437%, 1/03/17 (Maturity Value $531,694)
	BNP Paribas Securities Corp. (Maturity Value $223,498)
	Deutsche Bank Securities Inc. (Maturity Value $27,930)
	HSBC Securities (USA) Inc. (Maturity Value $223,498)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $56,768)
	Collateralized by U.S. Government Agency Securities, 0.00% - 1.75%, 6/09/17 - 2/26/19; [d]U.S. Treasury Bill, 5/04/17 - 5/25/17; U.S. Treasury Note, 0.50% - 3.50%, 12/31/16 - 8/31/21; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $542,425)	$531,668	$531,668

	Total Investments (Cost $79,065,073) 98.8%		112,499,283
	Other Assets, less Liabilities 1.2%		1,411,774

	Net Assets 100.0%		$113,911,057

See Abbreviations on page FLG- 21.

aNon-income producing.

bSee Note 7 regarding restricted securities.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

FLG-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$78,533,405
Cost - Repurchase agreements	531,668

Total cost of investments	$79,065,073

Value - Unaffiliated issuers	$111,967,615
Value - Repurchase agreements	531,668

Total value of investments	112,499,283
Receivables:
Investment securities sold	1,213,164
Capital shares sold	590,725
Dividends	63,954
Other assets	20

Total assets	114,367,146

Liabilities:
Payables:
Investment securities purchased	178,448
Capital shares redeemed	84,445
Management fees	72,875
Distribution fees	47,668
Reports to shareholders	36,247
Professional fees	31,887
Accrued expenses and other liabilities	4,519

Total liabilities	456,089

Net assets, at value	$113,911,057

Net assets consist of:
Paid-in capital	$70,263,282
Undistributed net investment income	760,767
Net unrealized appreciation (depreciation)	33,405,728
Accumulated net realized gain (loss)	9,481,280

Net assets, at value	$113,911,057

Class 1:
Net assets, at value	$882,569

Shares outstanding	49,431

Net asset value and maximum offering price per share	$17.85

Class 2:
Net assets, at value	$113,028,488

Shares outstanding	6,465,777

Net asset value and maximum offering price per share	$17.48

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends	$1,294,958
Interest	7,216

Total investment income	1,302,174

Expenses:
Management fees (Note 3a)	1,598,429
Distribution fees - Class 2 (Note 3c)	444,652
Custodian fees (Note 4)	1,982
Reports to shareholders.	54,429
Professional fees	41,558
Trustees’ fees and expenses	1,162
Other	14,124

Total expenses	2,156,336
Expense reductions (Note 4)	(24)

Net expenses	2,156,312

Net investment income (loss)	(854,138)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $34,226,067) (Note 9)	45,677,591
Foreign currency transactions	(2,434)

Net realized gain (loss)	45,675,157

Net change in unrealized appreciation (depreciation) on:
Investments	(50,287,195)
Translation of other assets and liabilities denominated in foreign currencies	(28,483)

Net change in unrealized appreciation (depreciation)	(50,315,678)

Net realized and unrealized gain (loss)	(4,640,521)

Net increase (decrease) in net assets resulting from operations	$(5,494,659)

FLG-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(854,138)	$(1,428,248)
Net realized gain (loss)	45,675,157	3,534,624
Net change in unrealized appreciation (depreciation)	(50,315,678)	15,220,871

Net increase (decrease) in net assets resulting from operations.	(5,494,659)	17,327,247

Distributions to shareholders from:
Net investment income:
Class 1	—	(286,901)
Class 2	—	(675,379)
Net realized gains:
Class 1	(673,017)	(13,634,161)
Class 2	(3,070,097)	(63,414,142)

Total distributions to shareholders	(3,743,114)	(78,010,583)

Capital share transactions: (Note 2)
Class 1	(45,655,781)	3,730,750
Class 2	(102,866,036)	17,554,979

Total capital share transactions	(148,521,817)	21,285,729

Net increase (decrease) in net assets.	(157,759,590)	(39,397,607)
Net assets:
Beginning of year	271,670,647	311,068,254

End of year	$113,911,057	$271,670,647

Undistributed net investment income included in net assets:
End of year	$760,767	$—

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2016, 67.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences,

FLG-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Annual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	5,179	$86,575	5,480	$124,849
Shares issued in reinvestment of distributions	39,404	673,017	740,482	13,921,062
Shares redeemed in-kind (Note 9)	(2,315,969)	(41,560,066)	—	—
Shares redeemed	(277,582)	(4,855,307)	(510,479)	(10,315,161)

Net increase (decrease)	(2,548,968)	$(45,655,781)	235,483	$3,730,750

Class 2 Shares:
Shares sold	490,428	$8,312,649	700,609	$14,776,651
Shares issued in reinvestment of distributions	183,399	3,070,097	3,468,048	64,089,521
Shares redeemed in-kind (Note 9)	(3,930,777)	(69,101,102)	—	—
Shares redeemed	(2,651,505)	(45,147,680)	(2,958,403)	(61,311,193)

Net increase (decrease)	(5,908,455)	$(102,866,036)	1,210,254	$17,554,979

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.750% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income.	$—	$961,572
Long term capital gain.	3,743,114	77,049,011

	$3,743,114	$78,010,583

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$79,265,581

Unrealized appreciation	$35,073,562
Unrealized depreciation	(1,839,860)

Net unrealized appreciation (depreciation)	$33,233,702

Undistributed ordinary income	$760,763
Undistributed long term capital gains	9,681,790

Distributable earnings	$10,442,553

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $75,912,293 and $120,521,118, respectively. Sales of investments excludes in-kind transactions of $108,420,867.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
9,780,975	Acerta Pharma BV (Value is 0.3% of Net Assets)	5/06/15	$562,683	$364,322

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $34,226,067 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

10. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Health Care	$18,116,636	$—	$364,322	$18,480,958
All Other Equity Investments[b]	93,486,657	—	—	93,486,657
Short Term Investments	—	531,668	—	531,668

Total Investments in Securities	$111,603,293	$531,668	$364,322	$112,499,283

Receivables:
Investment Securities Sold	$—	$—	$826,648	$826,648

aIncludes common stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2016, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases (Sales)	Transfers Into (Out of) Level 3		Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[a]
Health Care	$2,694,736	$(2,277,653)	$—		$—	$1,589,929	$(1,642,690)	$364,322	$(198,361)
Receivables:

Investment Securities Sold	$—	$—	$813,595	[b]	$—	$—	$13,053	$826,648	$13,053

aIncludes common stocks.

bThe receivable was transferred into Level 3 as a result of it being discounted to reflect the current fair value.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2016, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount		Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:
Equity Investments:[b]
Health Care	$364,322	Probability Weighted	Free Cash Flow[c]	$3,000 (mil	)	Increase
		Discounted Cash Flow Model	Discount for lack of marketability	12.5%		Decrease[d]
Receivables:
Investments in Securities Sold	$826,648	Discounted Cash Flow Model	Discount Rate	1.7%		Decrease

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common stocks.

cIncludes probability assumptions for various outcomes of contingent payments for clinical trials and regulatory approvals.

dRepresents a significant impact to fair value and net assets.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure others than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Large Cap Growth VIP Fund

To the Board Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

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Tax Information (unaudited)

Franklin Large Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $3,743,114 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Annual Report	FLG-23

Franklin Mutual Global Discovery VIP Fund

We are pleased to bring you Franklin Mutual Global Discovery VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year**	5-Year	10-Year
Average Annual Total Return	+12.44%	+10.85%	+6.16%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/16 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

***Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, posted a +8.15% total return and the S&P 500 generated a +11.96% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further

Geographic Composition*

Based on Total Net Assets as of 12/31/16

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the

10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment

2. Source: Bureau of Labor Statistics.

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the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late year market spike. Early year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a material surprise, and was coupled with an unexpected

Republican “sweep” of both houses of Congress. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to a resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

Top 10 Sectors/Industries
12/31/16
% of Total Net Assets
Banks	15.6%
Pharmaceuticals	7.9%
Insurance	7.7%
Oil, Gas & Consumable Fuels	6.8%
Software	5.9%
Tobacco	4.7%
Media	4.6%
Food & Staples Retailing	4.2%
Health Care Equipment & Supplies	3.9%
Communications Equipment	2.4%

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

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The financials sector has been a significant area of investment for the Fund.3 Financials have traded at historically low price-to-book valuations almost continuously since the financial crisis of 2008. The Franklin Mutual Global Discovery VIP Fund has held various positions, and entered 2016 with significant positions in JPMorgan Chase, Wells Fargo, Société Générale, and others. Through the year, the financials sector was volatile like the overall market, but ended the year well. The firms mentioned benefited from several trends, including improved economic growth, which drives new business and lowers credit costs. They also benefited from rising interest rates. Most banks have substantial assets which generate more income as rates rise and often have some funding that is not tied to rates, and so it can become a more advantageous environment when rates are higher. Finally, financial firms would benefit from a reduction in regulation, as many are still being investigated or paying fines for activities that occurred as much as a decade ago. If all of these effects materialize, we believe the valuations of financials will likely continue to improve.

An example of such a firm held by the Fund is JPMorgan Chase, one of the biggest banks in the world. JPMorgan is diversified, with activities in retail banking, credit cards, mortgages, investment banking and asset management. We believe JPMorgan is likely to benefit from all the trends mentioned above. Higher rates should drive income from the substantial assets JPMorgan carries, as well as increase the value of the non-interest bearing accounts JPMorgan provides. An improving economy kept credit losses low and increased demand for new loans and other services, and a recovering financial market benefited investment bank and asset management activities. JPMorgan shares appreciated in 2016 but, in our view, remained modestly valued and an attractive investment for the Fund.

Merger and acquisition (M&A) activity continued to be strong in 2016, helping to support equity market valuations. Regulatory uncertainty persisted throughout the year, with deal failures from the first half of the year, such as the failed acquisitions of Office Depot4 and Baker Hughes, followed by the Department of Justice’s decisions to sue to block two major health insurance mergers. However, major deals continued to be announced, including Microsoft’s acquisition of LinkedIn4 and AT&T’s4 acquisition of Time Warner. Several of these deals have presented attractive merger arbitrage opportunities, in our view.

Credit spreads widened dramatically across industries and countries in early 2016 and then narrowed steadily through the rest of the year. The trend was particularly apparent in subinvestment-grade credit, which created additional challenges for industries already experiencing distress, including energy, metals and mining.5 Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations, where we felt the yield reached attractive levels and that cheap enterprise valuation multiples provided downside protection. Early in the year, the Fund invested in debt needed to complete acquisitions. These “hung deals” in our view presented attractive opportunities for us to allocate capital at times when significant stress was observed in the market. By the end of the period, credit spreads had tightened materially from their intra-period highs and the Fund had exited many of the opportunistic investments.

We are also reaching the end of the investment horizon of some long-standing high yield positions. The Fund’s position in the debt issued in the leveraged buyout of TXU in 2007 came through bankruptcy and the Fund now holds equity in a reorganized entity. Debt held in other leveraged buyouts, such as iHeartMedia (formerly known as Clear Channel Communications), Avaya and Caesars Entertainment continue to head toward long-term resolutions of their stressed capital structures.

Turning to Fund performance, top contributors included Netherlands-based oil and natural gas producer Royal Dutch Shell, global U.K.-based tobacco company British American Tobacco and U.S.-based energy services company Baker Hughes.

Although average crude oil prices during the period were lower than the prior year, they appeared to have bottomed in February, and the outlook at year-end was improved in part due to a production cut agreement by both the Organization of the Petroleum Exporting Countries (OPEC) and certain non-OPEC countries, which benefited many energy shares, including those of Royal Dutch Shell. Early in the year, Shell completed the acquisition of BG group, which strengthened the company’s portfolio, but placed some pressure on its balance sheet at a time of weak commodity prices. In June, investors reacted

3. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI.

4. Not a Fund holding.

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Top 10 Equity Holdings
12/31/16
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	2.8%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.5%
Time Warner Inc. Media, U.S.	2.1%
Wells Fargo & Co. Banks, U.S.	2.1%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.0%
Capital Bank Financial Corp. Banks, U.S.	2.0%
Citigroup Inc. Banks, U.S.	2.0%
American International Group Inc. Insurance, U.S.	2.0%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.0%
PNC Financial Services Group Inc. Banks, U.S.	1.8%

favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG Group acquisition, including a lower cost base, a limit on capital spending and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of $30 billion of assets through 2018, maintain its dividend, eliminate the scrip dividend, and buy back $25 billion of shares over time. Shares of Royal Dutch Shell did not follow the broad equity market decline after the Brexit referendum result in June. The company is a U.S. dollar-based business, which reports and declares its dividends in U.S. dollars, resulting in what we consider to be a more attractive valuation in its local market, given the decline of the pound.

In 2016’s first half, shares of British American Tobacco benefited from a general investor preference for company stocks perceived to be less sensitive to economic conditions (defensive stocks), and those having an attractive dividend yield. Such equities included consumer staples stocks that generally outperformed in the first half of the year despite tepid global economic conditions, low interest rates and uncertainty ahead of the Brexit referendum. Later in 2016, shares of British American Tobacco were a beneficiary of the Brexit decision, as the company generates nearly all of its operating profits outside the U.K. The meaningful post-Brexit drop in the British pound caused analysts to increase their outlook for 2016 and 2017 results as foreign earnings, when translated back into pounds, were expected to post strong growth. A stronger U.S. dollar further benefited British American Tobacco via its substantial stake in U.S.-based Reynolds American. These events caused the stock price of British American Tobacco to rise, and in October, the company seized the opportunity to offer a non-binding proposal for full ownership of Reynolds American, which if consummated, would further add to operating profits and cash flow.

The stock price of Baker Hughes broadly followed the fluctuations of crude oil prices during much of 2016. In late October, the company announced a merger with General Electric’s oil and gas business. Baker Hughes’ stock price jumped on the news but quickly gave back much of the initial gain as investors processed the fact that it was not a takeover of Baker Hughes, and that the combined company will be less exposed to short-term cyclical moves in the oil markets due to the longer cycle nature of GE’s oil and gas business revenue mix. Shares of Baker Hughes subsequently rallied in November, due in part to investors’ further consideration of the benefits of the merger and a rise in oil prices during the second half of the month.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceutical Industries, Germany-based commercial bank Commerzbank and Finland-based global communications and IT company Nokia.

Shares of Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis, Allergan’s generics unit, which was finally completed in August. Downward pressure on the stock during the second half of the year came from heightened concerns around generic drug price deflation in the U.S., lowered 2016 fiscal year guidance issued in November, and the unexpected announcement that Siggi Olafsson would step down as the head of Teva’s global generic medicine group in early 2017 and be replaced by Dipankar Bhattacharjee, the head of Teva’s generics business in Europe. Olafsson’s departure raised investor concerns about the integration of Actavis. At the close of 2016, Teva’s stock price reflected a high degree of caution by investors. However, we believe Teva has a strong global generics business and an emerging specialty drug pipeline, as well as an improving balance sheet due to de-leveraging.

Shares of Commerzbank declined significantly in January and early February as Europe’s financials sector was hindered by

MGD-6	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. The stock also dropped ahead of and immediately after the Brexit referendum result. We decided to exit the position in July as the risk-reward profile of the company became considerably less attractive for reasons beyond Brexit, including pressure on performance from low rates and a highly competitive German banking sector.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

During the period, the Fund held currency forwards and futures to partially hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	MGD-7

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000

(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”

(if Fund-Level Expenses Paid During Period were $ 7.50,
then 8.6 x $ 7.50 = $ 64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,128.90	$5.51		$1,019.96	$5.23		1.03%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

MGD-8	Annual Report

VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE PROSPECTUSES

DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II. For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III. For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your prospectus for future reference.

MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,
	2016	2015		2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.85	$22.61		$23.31	$20.55	$19.66

Income from investment operations[a]:

Net investment income[b]	0.41	0.37		0.68[c]	0.46	0.43

Net realized and unrealized gains (losses)	1.92	(1.17)		0.76	5.03	2.21

Total from investment operations	2.33	(0.80)		1.44	5.49	2.64

Less distributions from:

Net investment income	(0.39)	(0.69)		(0.57)	(0.58)	(0.64)

Net realized gains	(1.57)	(1.27)		(1.57)	(2.15)	(1.11)

Total distributions	(1.96)	(1.96)		(2.14)	(2.73)	(1.75)

Net asset value, end of year.	$20.22	$19.85		$22.61	$23.31	$20.55

Total return[d]	12.32%	(3.39)%		5.98%	27.95%	13.63%

Ratios to average net assets

Expenses[e]	1.01% [f,g]	1.02%[f]	,g	1.00% [f]	0.97% [f]	0.99%

Expenses incurred in connection with securities sold short	0.01%	0.02%		0.03%	—%[h]	—%[h]

Net investment income	2.10%	1.71%		2.85% [c]	2.13%	2.12%

Supplemental data

Net assets, end of year (000’s)	$3,084	$2,632		$2,313	$2,465	$1,136

Portfolio turnover rate	17.54%	21.88%		22.18%	15.58%	25.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

MGD-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.37	$22.11	$22.84	$20.17	$19.30

Income from investment operations[a]:

Net investment income[b]	0.35	0.32	0.60[c]	0.42	0.38

Net realized and unrealized gains (losses)	1.87	(1.16)	0.75	4.92	2.15

Total from investment operations	2.22	(0.84)	1.35	5.34	2.53

Less distributions from:

Net investment income	(0.33)	(0.63)	(0.51)	(0.52)	(0.55)

Net realized gains	(1.57)	(1.27)	(1.57)	(2.15)	(1.11)

Total distributions	(1.90)	(1.90)	(2.08)	(2.67)	(1.66)

Net asset value, end of year.	$19.69	$19.37	$22.11	$22.84	$20.17

Total return[d]	12.06%	(3.65)%	5.71%	27.61%	13.36%

Ratios to average net assets

Expenses[e]	1.26% [f,g]	1.27% [f,g]	1.25% [f]	1.22% [f]	1.24%

Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—% [h]	—% [h]

Net investment income	1.85%	1.46%	2.60% [c]	1.88%	1.87%

Supplemental data

Net assets, end of year (000’s)	$630,397	$629,366	$685,711	$684,780	$660,465

Portfolio turnover rate	17.54%	21.88%	22.18%	15.58%	25.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.66	$22.39	$23.10		$20.38	$19.50

Income from investment operations[a]:

Net investment income[b]	0.34	0.30	0.61	[c]	0.40	0.36

Net realized and unrealized gains (losses)	1.89	(1.17)	0.73		4.97	2.19

Total from investment operations	2.23	(0.87)	1.34		5.37	2.55

Less distributions from:

Net investment income	(0.30)	(0.59)	(0.48)		(0.50)	(0.56)

Net realized gains	(1.57)	(1.27)	(1.57)		(2.15)	(1.11)

Total distributions	(1.87)	(1.86)	(2.05)		(2.65)	(1.67)

Net asset value, end of year.	$20.02	$19.66	$22.39		$23.10	$20.38

Total return[d]	11.91%	(3.74)%	5.60%		27.52%	13.27%

Ratios to average net assets

Expenses[e]	1.36% [f,g]	1.37% [f,g]	1.35%	[f]	1.32% [f]	1.34%

Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%		—% [h]	—% [h]

Net investment income	1.75%	1.36%	2.50%	[c]	1.78%	1.77%

Supplemental data

Net assets, end of year (000’s)	$45,262	$49,054	$59,961		$70,354	$62,346

Portfolio turnover rate	17.54%	21.88%	22.18%		15.58%	25.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

MGD-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Mutual Global Discovery VIP Fund
		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests 87.4%
	Aerospace & Defense 0.8%
	B/E Aerospace Inc.	United States	65,840	$3,962,910
a	KLX Inc.	United States	32,920	1,485,021

				5,447,931

	Auto Components 0.9%
	Cie Generale des Etablissements Michelin, B	France	30,800	3,425,500
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	10,435
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	3,014,964

				6,450,899

	Automobiles 1.5%
	General Motors Co.	United States	214,110	7,459,592
	Hyundai Motor Co.	South Korea	20,953	2,533,962

				9,993,554

	Banks 15.6%
	Barclays PLC	United Kingdom	2,052,511	5,649,679
	BNP Paribas SA	France	117,870	7,509,581
	Capital Bank Financial Corp., A	United States	78,494	3,080,890
d	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	10,594,439
	CIT Group Inc.	United States	174,912	7,465,244
	Citigroup Inc.	United States	229,050	13,612,441
	Citizens Financial Group Inc.	United States	310,923	11,078,186
	HSBC Holdings PLC	United Kingdom	438,755	3,550,416
	JPMorgan Chase & Co.	United States	96,110	8,293,332
	PNC Financial Services Group Inc.	United States	105,531	12,342,906
	Societe Generale SA	France	118,614	5,834,040
a	Standard Chartered PLC	United Kingdom	374,211	3,059,009
	Wells Fargo & Co.	United States	256,320	14,125,795

				106,195,958

	Beverages 0.9%
	PepsiCo Inc.	United States	55,497	5,806,651

	Chemicals 1.3%
	Monsanto Co.	United States	64,910	6,829,181
	Syngenta AG	Switzerland	4,660	1,841,762

				8,670,943

	Communications Equipment 2.4%
	Cisco Systems Inc.	United States	359,180	10,854,419
	Nokia OYJ, A	Finland	611,269	2,950,897
	Nokia OYJ, ADR	Finland	519,486	2,498,728

				16,304,044

	Construction Materials 0.6%
	LafargeHolcim Ltd., B	Switzerland	78,676	4,144,705

	Consumer Finance 1.2%
	Ally Financial Inc.	United States	151,600	2,883,432
	Capital One Financial Corp.	United States	60,788	5,303,145

				8,186,577

Annual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 1.4%
a,b	Hightower Holding LLC, B, Series 2	United States	1,775,736	$5,466,782
	Voya Financial Inc.	United States	101,650	3,986,713

				9,453,495

	Diversified Telecommunication Services 1.4%
	China Telecom Corp. Ltd., H	China	13,642,104	6,298,115
	Koninklijke KPN NV	Netherlands	979,670	2,900,696

				9,198,811

	Electric Utilities 0.5%
	Vistra Energy Corp.	United States	199,533	3,092,762

	Energy Equipment & Services 1.7%
	Baker Hughes Inc.	United States	178,964	11,627,291

	Food & Staples Retailing 4.2%
	CVS Health Corp.	United States	84,991	6,706,640
	Empire Co. Ltd., A	Canada	252,979	2,961,595
	Metro AG	Germany	204,955	6,811,420
[a]	Rite Aid Corp.	United States	391,098	3,222,648
	Walgreens Boots Alliance Inc.	United States	102,904	8,516,335

				28,218,638

	Health Care Equipment & Supplies 4.4%
	Medtronic PLC	United States	187,330	13,343,516
	St. Jude Medical Inc.	United States	103,840	8,326,929
	Stryker Corp.	United States	69,848	8,368,489

				30,038,934

	Health Care Providers & Services 0.4%
	Cigna Corp.	United States	20,116	2,683,273

	Hotels, Restaurants & Leisure 1.7%
	Accor SA	France	233,913	8,720,147
	Sands China Ltd.	Hong Kong	648,800	2,819,596

				11,539,743

	Industrial Conglomerates 1.5%
	Koninklijke Philips NV	Netherlands	328,294	10,017,497

	Insurance 7.7%
[a]	Alleghany Corp.	United States	2,730	1,660,168
	American International Group Inc.	United States	204,833	13,377,643
	China Pacific Insurance Group Co. Ltd., H	China	845,908	2,950,778
	Chubb Ltd.	United States	59,966	7,922,708
	The Hartford Financial Services Group Inc.	United States	31,215	1,487,395
	MetLife Inc.	United States	100,526	5,417,346
	NN Group NV	Netherlands	323,882	10,971,690
	XL Group Ltd.	Ireland	235,290	8,766,905

				52,554,633

	IT Services 0.8%
[a]	Cognizant Technology Solutions Corp., A	United States	100,270	5,618,128

	Machinery 0.8%
	Caterpillar Inc.	United States	58,695	5,443,374

	Marine 1.5%
	A.P. Moeller-Maersk AS, B	Denmark	6,595	10,521,304

MGD-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Media 4.6%
[a]	Charter Communications Inc., A	United States	30,386	$8,748,737
[a]	DISH Network Corp., A	United States	124,103	7,189,287
[a]	Liberty Global PLC, C	United Kingdom	29,079	863,646
	Time Warner Inc.	United States	146,582	14,149,561

				30,951,231

	Metals & Mining 1.2%
a	Freeport-McMoRan Inc.	United States	186,260	2,456,770
	ThyssenKrupp AG	Germany	242,203	5,769,713

				8,226,483

	Multi-Utilities 0.3%
a	innogy SE	Germany	49,195	1,708,696

	Oil, Gas & Consumable Fuels 6.8%
	Apache Corp.	United States	33,879	2,150,300
	BP PLC	United Kingdom	1,028,014	6,453,366
	China Shenhua Energy Co. Ltd., H	China	2,009,534	3,783,506
	CONSOL Energy Inc.	United States	219,381	3,999,316
	Kinder Morgan Inc.	United States	296,590	6,142,379
	Marathon Oil Corp.	United States	438,465	7,589,829
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	327,191	8,945,865
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	4,956,065
[a,b,c]	Warrior Met Coal LLC, A	United States	1,841	598,325
[a,b,c]	Warrior Met Coal LLC, B	United States	4,306	1,399,450

				46,018,401

	Pharmaceuticals 7.9%
	Eli Lilly & Co	United States	165,580	12,178,409
	GlaxoSmithKline PLC	United Kingdom	262,323	5,047,487
	Merck & Co. Inc.	United States	289,528	17,044,513
	Novartis AG, ADR	Switzerland	166,721	12,143,958
	Teva Pharmaceutical Industries Ltd., ADR	Israel	191,531	6,942,999

				53,357,366

	Software 5.9%
a	Check Point Software Technologies Ltd.	Israel	112,852	9,531,480
a	Dell Technologies Inc., V	United States	33,415	1,836,823
	Microsoft Corp.	United States	303,622	18,867,071
	Symantec Corp.	United States	425,161	10,157,096

				40,392,470

	Specialty Retail 0.7%
	Kingfisher PLC	United Kingdom	1,151,830	4,970,343

	Technology Hardware, Storage & Peripherals 0.8%
	Hewlett Packard Enterprise Co.	United States	190,760	4,414,186
	Lenovo Group Ltd.	China	1,500,454	909,425

				5,323,611

	Tobacco 4.7%
	Altria Group Inc.	United States	125,656	8,496,859
	British American Tobacco PLC	United Kingdom	188,332	10,721,731
	Philip Morris International Inc.	United States	41,509	3,797,658
	Reynolds American Inc.	United States	159,669	8,947,851

				31,964,099

Annual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Wireless Telecommunication Services 1.3%
	Vodafone Group PLC	United Kingdom	3,618,505	$8,908,225

	Total Common Stocks and Other Equity Interests (Cost $479,586,092)			593,030,070

	Preferred Stocks (Cost $7,441,859) 0.8%
	Automobiles 0.8%
e	Volkswagen AG, 0.127%, pfd.	Germany	40,296	5,653,967

			Principal Amount
	Corporate Bonds, Notes and Senior Floating Rate Interests 3.7%
c,d	Avaya Inc., senior note, 144A, 10.50%, 3/01/21	United States	$1,270,000	552,450
f,g	Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	949,109	822,562
	CHS/Community Health Systems Inc.,
	senior note, 7.125%, 7/15/20	United States	814,000	622,954
	senior note, 6.875%, 2/01/22	United States	1,220,000	854,000
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	4,257,360
	[f,g] Tranche D Term Loan, 7.52%, 1/30/19	United States	6,889,154	5,620,399
	[f,g] Tranche E Term Loan, 8.27%, 7/30/19	United States	2,213,881	1,820,917
d	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	487,000	406,645
	senior bond, 144A, 7.25%, 7/15/22	United States	241,000	198,222
	senior note, 144A, 6.375%, 10/15/20	United States	3,059,000	2,643,159
d	Valeant Pharmaceuticals International Inc.,
	senior note, 144A, 5.375%, 3/15/20	United States	127,000	107,950
	senior note, 144A, 7.50%, 7/15/21	United States	711,000	605,239
	senior note, 144A, 5.625%, 12/01/21	United States	318,000	248,040
f,g	Veritas Software Corp.,
	Term Loan B1, 6.625%, 1/27/23	United States	1,989,962	1,841,545
	Term Loan B2, 8.625%, 1/27/23	United States	1,920,557	1,723,220
d	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	336,000	315,000
	senior note, 144A, 10.50%, 2/01/24	United States	2,419,000	2,216,409

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $27,162,135)			24,856,071

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.2%
b,h	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
f,g,h	Caesars Entertainment Operating Co. Inc., Term B-7 Loans, 1.50%, 3/01/17	United States	1,110,195	1,299,613

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $1,092,574)			1,299,613

MGD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares	Value
	Companies in Liquidation 0.2%
a	Adelphia Recovery Trust	United States	5,379,562	$3,228
a,i	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	3,868
a,i,j	Century Communications Corp., Contingent Distribution.	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,k	Lehman Brothers Holdings Inc., Bankruptcy Claim.	United States	17,348,669	590,896
a,j	NewPage Corp., Litigation Trust.	United States	4,854,000	—
a,i,j	Tribune Media Litigation Trust, Contingent Distribution	United States	56,997	—
a,j	Vistra Energy Corp., Litigation Trust	United States	11,807,264	136,964
a	Vistra Energy Corp., Litigation Trust, TRA	United States	199,534	289,323

	Total Companies in Liquidation (Cost $2,847,848)			1,024,279

			Principal Amount
	Municipal Bonds in Reorganization (Cost $2,115,501) 0.2%
h	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$ 2,261,000	1,526,175

	Total Investments before Short Term Investments (Cost $520,246,009)			627,390,175

	Short Term Investments 7.3%
	U.S. Government and Agency Securities 7.3%
l	FHLB, 1/03/17	United States	9,700,000	9,700,000
l	U.S. Treasury Bill,	United States	4,000,000	3,996,940
	[m] 3/02/17
	1/05/17 – 6/15/17	United States	36,000,000	35,960,328

	Total U.S. Government and Agency Securities (Cost $49,655,680)			49,657,268

	Total Investments (Cost $569,901,689) 99.8%			677,047,443
	Securities Sold Short (0.5)%			(3,473,186)
	Other Assets, less Liabilities 0.7%			5,168,584

	Net Assets 100.0%			$678,742,841

			Shares
n	Securities Sold Short (Proceeds $3,486,096) (0.5)%
	Common Stocks (0.5)%
	Health Care Equipment & Supplies (0.5)%
	Abbott Laboratories	United States	90,424	$(3,473,186)

Annual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $17,887,553, representing 2.6% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(g) regarding senior floating rate interests.

hSee Note 7 regarding credit risk and defaulted securities.

iContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

jSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $136,964, representing less than 0.1% of net assets.

kBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

lThe security was issued on a discount basis with no stated coupon rate.

mA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2016, the value of this security and/or cash pledged amounted to $5,962,628, representing 0.9% of net assets.

nSee Note 1(e) regarding securities sold short.

MGD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	207	$27,360,225	3/13/17	$105,683	$—
GBP/USD	Short	272	21,008,600	3/13/17	469,761	—

Total Financial Futures Contracts					$575,444	$—

Net unrealized appreciation (depreciation)					$575,444

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	FBCO		Buy	16,383,375	$13,962	1/13/17	$—	$(394)
South Korean Won	FBCO		Sell	1,800,598,428	1,572,712	1/13/17	81,459	—
South Korean Won	HSBK		Buy	367,196,425	312,910	1/13/17	—	(8,797)
South Korean Won	HSBK		Sell	51,963,440	42,956	1/13/17	—	(80)
South Korean Won	HSBK		Sell	1,369,730,372	1,198,708	1/13/17	64,299	—
South Korean Won	UBSW		Sell	143,947,110	123,560	1/13/17	4,343	—
Canadian Dollar	HSBK		Sell	4,455,349	3,298,621	1/23/17	—	(20,359)
Canadian Dollar	SSBT		Buy	826,232	618,255	1/23/17	—	(2,760)
Canadian Dollar	SSBT		Sell	99,832	74,003	1/23/17	—	(366)
Canadian Dollar	SSBT		Sell	144,960	109,428	1/23/17	1,441	—
British Pound	HSBK		Sell	243,872	303,148	2/13/17	2,383	—
British Pound	SSBT		Sell	13,150	16,140	2/13/17	—	(77)
British Pound	SSBT		Sell	117,514	144,975	2/13/17	47	—
British Pound	UBSW		Sell	25,485,956	31,783,556	2/13/17	352,111	—
Euro	BOFA		Sell	80,360	85,847	2/17/17	1,085	—
Euro	BOFA		Sell	397,753	415,730	2/17/17	—	(3,811)
Euro	BONY		Sell	80,554	86,136	2/17/17	1,170	—
Euro	BONY		Sell	442,383	462,518	2/17/17	—	(4,098)
Euro	HSBK		Sell	23,923,440	25,003,883	2/17/17	—	(230,032)
Euro	SSBT		Sell	80,361	86,011	2/17/17	1,248	—
Euro	SSBT		Sell	24,022,381	25,105,578	2/17/17	—	(232,698)
Euro	UBSW		Sell	236,639	247,516	2/17/17	—	(2,086)

Total Forward Exchange Contracts							$509,586	$(505,558)

Net unrealized appreciation (depreciation)							$4,028

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MGD- 36.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost	$569,901,689

Value.	$677,047,443
Cash	204,659
Restricted Cash (Note 1d)	420,000
Foreign currency, at value (cost $298,725)	300,005
Receivables:
Investment securities sold	50,371
Capital shares sold	82,256
Dividends and interest	1,522,118
European Union tax reclaims	271,415
Due from brokers	5,038,571
Unrealized appreciation on OTC forward exchange contracts	509,586
Other assets	98,402

Total assets	685,544,826

Liabilities:
Payables:
Investment securities purchased	262,056
Capital shares redeemed	775,378
Management fees	542,442
Distribution fees	285,287
Variation margin	279,938
Securities sold short, at value (proceeds $3,486,096)	3,473,186
Due to brokers	420,000
Unrealized depreciation on OTC forward exchange contracts	505,558
Accrued expenses and other liabilities	258,140

Total liabilities	6,801,985

Net assets, at value	$678,742,841

Net assets consist of:
Paid-in capital	$524,319,782
Undistributed net investment income	11,343,159
Net unrealized appreciation (depreciation)	107,703,094
Accumulated net realized gain (loss)	35,376,806

Net assets, at value	$678,742,841

MGD-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2016

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$3,084,168

Shares outstanding	152,515

Net asset value and maximum offering price per share	$20.22

Class 2:
Net assets, at value	$630,396,542

Shares outstanding	32,012,939

Net asset value and maximum offering price per share	$19.69

Class 4:
Net assets, at value	$45,262,131

Shares outstanding	2,260,388

Net asset value and maximum offering price per share	$20.02

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends.	$17,082,071
Interest	2,976,372
Income from securities loaned (net of fees and rebates)	290,439

Total investment income.	20,348,882

Expenses:
Management fees (Note 3a)	6,137,350
Distribution fees: (Note 3c)
Class 2	1,512,222
Class 4	159,456
Custodian fees (Note 4)	29,677
Reports to shareholders	151,814
Professional fees	190,582
Trustees’ fees and expenses	3,093
Dividends and/or interest on securities sold short	57,851
Other.	43,655

Total expenses	8,285,700
Expense reductions (Note 4)	(1,337)
Expenses waived/paid by affiliates (Note 3e)	(8,329)

Net expenses	8,276,034

Net investment income	12,072,848

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	27,260,445
Foreign currency transactions	7,041,993
Futures contracts	4,697,347
Securities sold short	(125,155)

Net realized gain (loss)	38,874,630

Net change in unrealized appreciation (depreciation) on:
Investments	24,455,425
Translation of other assets and liabilities denominated in foreign currencies	(826,338)
Futures contracts	32,096

Net change in unrealized appreciation (depreciation)	23,661,183

Net realized and unrealized gain (loss)	62,535,813

Net increase (decrease) in net assets resulting from operations	$74,608,661

MGD-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$12,072,848	$10,694,516
Net realized gain (loss)	38,874,630	57,004,189
Net change in unrealized appreciation (depreciation)	23,661,183	(93,151,143)

Net increase (decrease) in net assets resulting from operations	74,608,661	(25,452,438)

Distributions to shareholders from:
Class 1	(54,304)	(79,470)
Class 2	(10,085,440)	(18,967,567)
Class 4	(662,593)	(1,406,194)
Net realized gains:
Class 1	(220,428)	(146,560)
Class 2	(47,823,620)	(38,175,344)
Class 4	(3,482,606)	(3,020,502)

Total distributions to shareholders	(62,328,991)	(61,795,637)

Capital share transactions: (Note 2)
Class 1	377,199	643,019
Class 2	(10,255,413)	24,374,278
Class 4	(4,711,238)	(4,702,254)

Total capital share transactions	(14,589,452)	20,315,043

Net increase (decrease) in net assets	(2,309,782)	(66,933,032)
Net assets:
Beginning of year	681,052,623	747,985,655

End of year	$678,742,841	$681,052,623

Undistributed net investment income included in net assets:
End of year	$11,343,159	$10,161,933

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2016, 50.7% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily

MGD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Annual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had OTC derivatives in a net liability position for such contracts of $431,404.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to

MGD-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated

maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has

Annual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Income and Deferred Taxes (continued)

determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MGD-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	23,387	$453,227	29,371	$659,819
Shares issued in reinvestment of distributions	14,414	274,732	11,573	226,030
Shares redeemed	(17,886)	(350,760)	(10,639)	(242,830)

Net increase (decrease)	19,915	$377,199	30,305	$643,019

Class 2 Shares:
Shares sold	1,329,879	$25,305,228	2,941,446	$64,431,215
Shares issued in reinvestment of distributions	3,118,420	57,909,060	2,996,482	57,142,910
Shares redeemed	(4,923,922)	(93,469,701)	(4,457,652)	(97,199,847)

Net increase (decrease)	(475,623)	$(10,255,413)	1,480,276	$24,374,278

Class 4 Shares:
Shares sold	108,847	$2,055,482	121,580	$2,592,251
Shares issued in reinvestment of distributions	219,439	4,145,199	228,652	4,426,697
Shares redeemed	(563,526)	(10,911,919)	(532,685)	(11,721,202)

Net increase (decrease)	(235,240)	$(4,711,238)	(182,453)	$(4,702,254)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

Annual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the year ended December 31, 2016, the effective investment management fee rate was 0.940% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	—	86,347,000	(86,347,000)	—	$—	$—	$—	—%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

MGD-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$16,793,274	$20,453,231
Long term capital gain	45,535,717	41,342,406

	$62,328,991	$61,795,637

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$570,092,552

Unrealized appreciation	$155,500,323
Unrealized depreciation	(48,545,432)

Net unrealized appreciation (depreciation)	$106,954,891

Undistributed ordinary income	$14,160,125
Undistributed long term capital gains	36,165,362

Distributable earnings	$50,325,487

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $108,011,272 and $189,824,140, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $2,825,788, representing 0.4% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Annual Report	MGD-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,775,736	Hightower Holding LLC, B, Series 2	6/10/10 - 5/10/12	5,430,000	5,466,782
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	10,435
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	3,014,964
1,841	Warrior Met Coal LLC, A	9/19/14 - 3/31/16	2,420,000	598,325
4,306	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	344,500	1,399,450

	Total Restricted Securities (Value is 1.5% of Net Assets)		$11,724,438	$10,489,956

9. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2016, the Fund had an unfunded capital commitment of $172,240, for which no depreciation has been recognized.

10. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$575,444	[a]	Variation margin	$—
	Unrealized appreciation on OTC forward exchange contracts	509,586		Unrealized depreciation on OTC forward exchange contracts	505,558

Totals		$1,085,030			$505,558

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

MGD-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$7,251,207	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(822,472)[a]
	Futures contracts	4,697,347		Futures contracts	32,096

Totals		$11,948,554			$(790,376)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 0.5% of average month end net assets. The average month end number of open derivatives contracts for the year was 55.

See Note 1(c) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report	MGD-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$3,425,500	$—	$3,025,399	$6,450,899
Banks	95,601,519	10,594,439	—	106,195,958
Diversified Financial Services	3,986,713	—	5,466,782	9,453,495
Oil, Gas & Consumable Fuels	44,020,626	—	1,997,775	46,018,401
All Other Equity Investments[b]	430,565,284	—	—	430,565,284
Corporate Bonds, Notes and Senior Floating Rate Interests	—	24,856,071	—	24,856,071
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	1,299,613	—[c]	1,299,613
Companies in Liquidation	3,228	884,087	136,964[c]	1,024,279
Municipal Bonds in Reorganization	—	1,526,175	—	1,526,175
Short Term Investments	39,957,268	9,700,000	—	49,657,268

Total Investments in Securities	$617,560,138	$48,860,385	$10,626,920	$677,047,443

Other Financial Instruments:
Futures Contracts	$575,444	$—	$—	$575,444
Forward Exchange Contracts	—	509,586	—	509,586

Total Other Financial Instruments	$575,444	$509,586	$—	$1,085,030

Liabilities:
Other Financial Instruments:
Securities Sold Short	$3,473,186	$—	$—	$3,473,186
Forward Exchange Contracts	—	505,558	—	505,558

Total Other Financial Instruments	$3,473,186	$505,558	$—	$3,978,744

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2016, the reconciliation of assets is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfers Into Level 3	[a]	Transfers Out of Level 3	[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:

Investments in Securities:
Equity Investments:
Auto Components	$2,192,388	$—	$—	$—		$—		$—	$—	$833,011	$3,025,399	$833,011
Diversified Financial Services	5,157,849	—	—	—		—		—	—	308,933	5,466,782	308,933
Oil, Gas & Consumable Fuels	—	344,500	—	221,058		—		—	—	1,432,217	1,997,775	1,432,217

MGD-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3	[a]	Transfers Out of Level 3 [b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Corporate Notes and Senior Floating Rate Interests in Reorganization	$2,053	[c]	$—	$—	$—		$(280)	$—	$—	$(1,773)	$—	[c]	$—
Companies in Liquidation	—		—	—	188,916		—	—	—	(51,952)	136,964	[c]	(51,952)

Total Investments in Securities	$7,352,290		$344,500	$—	$409,974		$(280)	$—	$—	$2,520,436	$10,626,920		$2,522,209

aThe investments were transferred into Level 3 as result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2016, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Weighting/ Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:
Auto Components	$3,014,964	Market comparables Discounted Cash Flow	EV / EBITDA multiple 3 Yr Forward EBITDA Growth Rate Discount Rate	3.6x 1.01% 10%	Increase Increase Decrease
Diversified Financial Services	5,466,782	Market comparables	EV / Revenue multiple Last 12 Months EV / EBITDA multiple Forward 12 Months EV / EBITDA multiple EV / Equity multiple Discount rate	2.2x 11.3x 10.6x 2.7x 10.6%	Increase[b] Increase[b] Increase[c] Increase[b] Decrease
All Other Investments[d]	2,145,174
Total	$10,626,920

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

Annual Report	MGD-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	GBP	British Pound	FHLB	Federal Home Loan Bank

FBCO	Credit Suisse Group AG	USD	United States Dollar	GO	General Obligation

HSBK	HSBC Bank PLC			TRA	Tax Receivable Agreement Right

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

MGD-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Mutual Global Discovery VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the account principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	MGD-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $45,535,717 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 52.96% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

MGD-38	Annual Report

Franklin Mutual Shares VIP Fund

We are pleased to bring you Franklin Mutual Shares VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+16.35%	+11.89%	+4.83%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, delivered a +11.96% total return for the period under review.1

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal

Geographic Composition*
Based on Total Net Assets as of 12/31/16

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment

2. Source: Bureau of Labor Statistics.

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the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late year market spike. Early year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a material surprise, and was coupled with an unexpected

Republican “sweep” of both houses of Congress. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to a resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

Top 10 Sectors/Industries
12/31/16
% of Total Net Assets
Banks	10.5%
Insurance	8.9%
Pharmaceuticals	7.6%
Oil, Gas & Consumable Fuels	6.7%
Software	6.0%
Health Care Equipment & Supplies	5.5%
Tobacco	5.4%
Food & Staples Retailing	4.8%
Media	4.7%
Communications Equipment	2.3%

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

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The financials sector has been a significant area of investment for the Fund.3 Financials have traded at historically low price-to-book valuations almost continuously since the financial crisis of 2008. The Franklin Mutual Shares VIP Fund has held various positions, and entered 2016 with significant positions in JPMorgan Chase, Wells Fargo and others. Through the year, the financials sector was volatile like the overall market, but ended the year well. The firms mentioned benefited from several trends, including improved economic growth, which drives new business and lowers credit costs. They also benefited from rising interest rates. Most banks have substantial assets which generate more income as rates rise and often have some funding that is not tied to rates, and so it can become a more advantageous environment when rates are higher. Finally, financial firms would benefit from a reduction in regulation, as many are still being investigated or paying fines for activities that occurred as much as a decade ago. If all of these effects materialize, we believe the valuations of financials will likely continue to improve.

An example of such a firm held by the Fund is JPMorgan Chase, one of the biggest banks in the world. JPMorgan is diversified, with activities in retail banking, credit cards, mortgages, investment banking and asset management. We believe JPMorgan is likely to benefit from all the trends mentioned above. Higher rates should drive income from the substantial assets JPMorgan carries, as well as increase the value of the non-interest bearing accounts JPMorgan provides. An improving economy kept credit losses low and increased demand for new loans and other services, and a recovering financial market benefited investment bank and asset management activities. JPMorgan shares appreciated in 2016 but, in our view, remained modestly valued and an attractive investment for the Fund.

Merger and acquisition (M&A) activity continued to be strong in 2016, helping to support equity market valuations. Regulatory uncertainty persisted throughout the year, with deal failures from the first half of the year, such as the failed acquisitions of Office Depot and Baker Hughes, followed by the Department of Justice’s decisions to sue to block two major health insurance mergers. However, major deals continued to be announced, including Microsoft’s acquisition of LinkedIn4 and AT&T’s4 acquisition of Time Warner.5 Several of these deals have presented attractive merger arbitrage opportunities, in our view.

Credit spreads widened dramatically across industries and countries in early 2016 and then narrowed steadily through the rest of the year. The trend was particularly apparent in subinvestment-grade credit, which created additional challenges for industries already experiencing distress, including energy, metals and mining.6 Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations, where we felt the yield reached attractive levels and that cheap enterprise valuation multiples provided downside protection. Early in the year, the Fund invested in debt needed to complete acquisitions. These “hung deals” in our view presented attractive opportunities for us to allocate capital at times when significant stress was observed in the market. By the end of the period, credit spreads had tightened materially from their intra-period highs and the Fund had exited many of the opportunistic investments.

We are also reaching the end of the investment horizon of some long-standing high yield positions. The Fund’s position in the debt issued in the leveraged buyout of TXU in 2007 came through bankruptcy and the Fund now holds equity in a reorganized entity. Debt held in other leveraged buyouts, such as iHeartCommunications (formerly known as Clear Channel Communications), Avaya and Caesars Entertainment Operating Co. continue to head toward long-term resolutions of their stressed capital structures.

Turning to Fund performance, top contributors included
California-based information technology (IT) security company Symantec, oil and natural gas producer Royal Dutch Shell and global U.K.-based tobacco company British American Tobacco.7

In January of 2016, Symantec sold Veritas, its storage software business, to a private equity group, focusing the firm on its historic roots in security software. In June 2016, investors responded positively to Symantec’s announced acquisition of Blue Coat Systems, a cyber-defense technologies firm. The announcement that the chief executive officer (CEO) of Blue Coat Systems, Greg Clark, would lead the combined company

3. The financials sector comprises banks, consumer finance, diversified financial services, equity real estate investments trusts, insurance and real estate management and development in the SOI.

4. Not a Fund holding.

5. Not held at period-end.

6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

7. The IT sector comprises communications equipment; IT services; software; and technology hardware, storage and peripherals in the SOI.

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Top 10 Equity Holdings
12/31/16
Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc. Pharmaceuticals, U.S.	2.9%
Microsoft Corp. Software, U.S.	2.8%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.7%
PNC Financial Services Group Inc. Banks, U.S.	2.6%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.1%
American International Group Inc. Insurance, U.S.	2.1%
Time Warner Inc. Media, U.S.	2.0%
Symantec Corp. Software, U.S.	1.9%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.9%
Novartis AG Pharmaceuticals, Switzerland	1.6%

and management’s reiteration of its expectations for strong post-merger earnings growth were also positive drivers of stock performance. Unlike a number of prior Symantec CEOs, Mr. Clark has a background in security engineering, and initial meetings with investors were well received. In addition, Symantec reported positive quarterly results in August and November, and announced in late December the acquisition of LifeLock, a cybersecurity identity protection company. We believe the acquisition of LifeLock has the potential to yield significant revenue synergies by expanding the line of consumer security products offered by Symantec and its potential customer market. Together, the acquisitions of Blue Coat and LifeLock could materially strengthen the Symantec business and position the firm for several years of growth.

Although average crude oil prices during the period were lower than the prior year, they appeared to have bottomed in February, and the outlook at year-end was improved in part due to a production cut agreement by both the Organization of the Petroleum Exporting Countries (OPEC) and certain non-OPEC countries, which benefited many energy shares, including those of Royal Dutch Shell. Early in the year, Shell completed the acquisition of BG group, which strengthened the company’s portfolio, but placed some pressure on its balance sheet at a time of weak commodity prices. In June, investors reacted favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG

Group acquisition, including a lower cost base, a limit on capital spending and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of $30 billion of assets through 2018, maintain its dividend, eliminate the scrip dividend, and buy back $25 billion of shares over time. Shares of Royal Dutch Shell did not follow the broad equity market decline after the Brexit referendum result in June. The company is a U.S. dollar-based business, which reports and declares its dividends in U.S. dollars, resulting in what we consider to be a more attractive valuation in its local market, given the decline of the pound.

In 2016’s first half, shares of British American Tobacco benefited from a general investor preference for company stocks perceived to be less sensitive to economic conditions (defensive stocks), and those having an attractive dividend yield. Such equities included consumer staples stocks that generally outperformed in the first half of the year despite tepid global economic conditions, low interest rates and uncertainty ahead of the Brexit referendum. Later in 2016, shares of British American Tobacco were a beneficiary of the Brexit decision, as the company generates nearly all of its operating profits outside the U.K. The meaningful post-Brexit drop in the British pound caused analysts to increase their outlook for 2016 and 2017 results as foreign earnings, when translated back into pounds, were expected to post strong growth. A stronger U.S. dollar further benefited British American Tobacco via its substantial stake in U.S.-based Reynolds American. These events caused the stock price of British American Tobacco to rise, and in October, the company seized the opportunity to offer a non-binding proposal for full ownership of Reynolds American, which if consummated, would further add to operating profits and cash flow.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceutical Industries, Finland-based global communications and IT company Nokia and U.S.-based pharmaceutical manufacturer Eli Lilly.

Shares of Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis, Allergan’s generics unit, which was finally completed in August. Downward pressure on the stock during the second half of the year came from heightened concerns around generic drug price deflation in the U.S., lowered 2016 fiscal year guidance issued in November, and the unexpected announcement that Siggi Olafsson would step down as the head

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of Teva’s global generic medicine group in early 2017 and be replaced by Dipankar Bhattacharjee, the head of Teva’s generics business in Europe. Olafsson’s departure raised investor concerns about the integration of Actavis. At the close of 2016, Teva’s stock price reflected a high degree of caution by investors. However, we believe Teva has a strong global generics business and an emerging specialty drug pipeline, as well as an improving balance sheet due to de-leveraging.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

Eli Lilly struggled in 2016 due in large part to its Alzheimer’s drug solanezumab. In March, investors reacted negatively to the company’s announcement that it made a change to the clinical trial for solanezumab. Eli Lilly eliminated changes in a person’s daily ability to function as a primary measure of the drug’s efficacy, which potentially raised questions regarding subsequent approvals by regulators globally. In November, the company announced that solanezumab failed to significantly slow mental decline in people with mild Alzheimer’s in a late-stage clinical trial. We viewed the clinical trial to be of high risk and its failure, although unfortunate, was not a total surprise for the company and the Alzheimer’s community. We believe Eli Lilly still has a strong product growth story, a strong commitment to research and development and room for potential margin expansion.

During the period, the Fund held currency forwards and futures to partially hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000

(if your account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”

(if Fund-Level Expenses Paid During Period were $7.50,

then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,113.30	$3.82		$1,021.52	$3.66		0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE PROSPECTUSES

DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II. For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III. For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks

– Foreign Securities” section is revised to add the following:

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your prospectus for future reference.

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Financial Highlights

Franklin Mutual Shares VIP Fund

	Year Ended December 31,
	2016	2015	2014		2013		2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.48	$22.91	$21.92		$17.45		$15.57

Income from investment operations[a]:

Net investment income[b]	0.50	0.44	0.62	[c]	0.42		0.35

Net realized and unrealized gains (losses)	2.56	(1.54)	1.01		4.52		1.92

Total from investment operations	3.06	(1.10)	1.63		4.94		2.27

Less distributions from:

Net investment income	(0.46)	(0.77)	(0.52)		(0.47)		(0.39)

Net realized gains	(1.68)	(1.56)	(0.12)		—		—

Total distributions	(2.14)	(2.33)	(0.64)		(0.47)		(0.39)

Net asset value, end of year	$20.40	$19.48	$22.91		$21.92		$17.45

Total return[d]	16.35%	(4.69)%	7.38%		28.53%		14.61%

Ratios to average net assets

Expenses[e]	0.72% [f,g]	0.73% [f,g]	0.73%	[f]	0.71%	[f]	0.71%

Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%		—%	[h]	—%	[h]

Net investment income	2.57%	2.00%	2.83%	[c]	2.08%		2.06%

Supplemental data

Net assets, end of year (000’s)	$610,395	$643,438	$656,463		$552,163		$449,343

Portfolio turnover rate	24.45%	19.88%	21.33%		24.05%		34.07%	[i]
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013		2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.20	$22.60	$21.63	$17.23		$15.38

Income from investment operations[a]:

Net investment income[b]	0.45	0.38	0.58 [c]	0.36		0.30

Net realized and unrealized gains (losses)	2.52	(1.51)	0.97	4.46		1.90

Total from investment operations	2.97	(1.13)	1.55	4.82		2.20

Less distributions from:

Net investment income	(0.41)	(0.71)	(0.46)	(0.42)		(0.35)

Net realized gains	(1.68)	(1.56)	(0.12)	—		—

Total distributions	(2.09)	(2.27)	(0.58)	(0.42)		(0.35)

Net asset value, end of year	$20.08	$19.20	$22.60	$21.63		$17.23

Total return[d]	16.06%	(4.94)%	7.12%	28.26%		14.24%

Ratios to average net assets

Expenses[e]	0.97% [f,g]	0.98% [f,g]	0.98%[f]	0.96%	[f]	0.96%

Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%	[h]	—%	[h]

Net investment income	2.32%	1.75%	2.58%[c]	1.83%		1.81%

Supplemental data

Net assets, end of year (000’s)	$3,621,358	$3,353,505	$4,218,342	$4,558,547		$4,069,803

Portfolio turnover rate	24.45%	19.88%	21.33%	24.05%		34.07%	[i]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013		2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.32	$22.72	$21.74		$17.31		$15.45

Income from investment operations[a]:

Net investment income[b]	0.44	0.36	0.57	[c]	0.34		0.28

Net realized and unrealized gains (losses)	2.53	(1.52)	0.96		4.49		1.91

Total from investment operations	2.97	(1.16)	1.53		4.83		2.19

Less distributions from:

Net investment income	(0.38)	(0.68)	(0.43)		(0.40)		(0.33)

Net realized gains	(1.68)	(1.56)	(0.12)		—		—

Total distributions	(2.06)	(2.24)	(0.55)		(0.40)		(0.33)

Net asset value, end of year	$20.23	$19.32	$22.72		$21.74		$17.31

Total return[d]	15.94%	(5.05)%	7.04%		28.05%		14.20%

Ratios to average net assets

Expenses[e]	1.07% [f,g]	1.08% [f,g]	1.08%	[f]	1.06%	[f]	1.06%

Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%		—%	[h]	—%	[h]

Net investment income	2.22%	1.65%	2.48%	[c]	1.73%		1.71%

Supplemental data

Net assets, end of year (000’s)	$122,476	$130,978	$158,020		$188,153		$165,015

Portfolio turnover rate	24.45%	19.88%	21.33%		24.05%		34.07%	[i]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Mutual Shares VIP Fund
		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests 85.3%
	Aerospace & Defense 0.8%
	B/E Aerospace Inc.	United States	403,812	$24,305,444
a	KLX Inc.	United States	224,586	10,131,075

				34,436,519

	Auto Components 0.8%
	The Goodyear Tire & Rubber Co.	United States	706,938	21,823,176
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	42,581
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	11,442,985

				33,308,742

	Automobiles 1.4%
	General Motors Co.	United States	1,770,350	61,678,994

	Banks 10.5%
	Barclays PLC	United Kingdom	10,534,300	28,996,387
	CIT Group Inc.	United States	1,024,773	43,737,312
	Citigroup Inc.	United States	970,749	57,691,613
	Citizens Financial Group Inc.	United States	1,937,906	69,047,591
a	FCB Financial Holdings Inc., A	United States	493,723	23,550,587
	Guaranty Bancorp.	United States	209,583	5,071,909
	JPMorgan Chase & Co.	United States	791,350	68,285,591
	PNC Financial Services Group Inc.	United States	959,249	112,193,763
	State Bank Financial Corp.	United States	352,200	9,460,092
	Wells Fargo & Co.	United States	698,860	38,514,175

				456,549,020

	Beverages 0.8%
	PepsiCo Inc.	United States	343,132	35,901,901

	Chemicals 1.0%
a,d,e	Dow Corning Corp., Contingent Distribution	United States	100,000	—
	Monsanto Co.	United States	405,580	42,671,072

				42,671,072

	Communications Equipment 2.3%
	Cisco Systems Inc.	United States	2,261,380	68,338,904
	Nokia OYJ, A.	Finland	3,670,248	17,718,098
	Nokia OYJ, ADR	Finland	3,299,845	15,872,254

				101,929,256

	Construction Materials 0.7%
	LafargeHolcim Ltd., B	Switzerland	547,060	28,819,490

	Consumer Finance 1.3%
	Ally Financial Inc.	United States	943,970	17,954,309
	Capital One Financial Corp.	United States	436,885	38,113,848

				56,068,157

	Containers & Packaging 2.3%
	International Paper Co.	United States	1,163,335	61,726,555
	WestRock Co.	United States	742,632	37,703,427

				99,429,982

	Diversified Financial Services 0.9%
	Voya Financial Inc.	United States	959,810	37,643,748

	Diversified Telecommunication Services 0.6%
	Koninklijke KPN NV	Netherlands	8,378,890	24,808,977

Annual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Electric Utilities 0.8%
	Vistra Energy Corp.	United States	2,184,095	$33,853,473

	Electrical Equipment 1.0%
a	Sensata Technologies Holding NV	United States	1,104,530	43,021,444

	Energy Equipment & Services 1.6%
	Baker Hughes Inc.	United States	1,047,955	68,085,636

	Equity Real Estate Investment Trusts (REITs) 0.4%
	Alexander’s Inc.	United States	40,126	17,128,586

	Food & Staples Retailing 4.8%
	CVS Health Corp.	United States	821,861	64,853,051
	The Kroger Co.	United States	2,049,600	70,731,696
a	Rite Aid Corp.	United States	2,439,970	20,105,353
	Walgreens Boots Alliance Inc.	United States	654,058	54,129,840

				209,819,940

	Health Care Equipment & Supplies 5.5%
	Medtronic PLC	United States	1,677,282	119,472,797
	St. Jude Medical Inc.	United States	647,790	51,946,280
	Stryker Corp.	United States	556,291	66,649,225

				238,068,302

	Health Care Providers & Services 0.4%
	Cigna Corp.	United States	142,154	18,961,922

	Household Products 0.2%
	Energizer Holdings Inc.	United States	196,162	8,750,787

	Insurance 8.9%
a	Alleghany Corp.	United States	108,258	65,833,855
	American International Group Inc.	United States	1,412,416	92,244,889
	Chubb Ltd.	United States	335,835	44,370,520
	The Hartford Financial Services Group Inc.	United States	200,039	9,531,858
	MetLife Inc.	United States	1,019,123	54,920,539
	White Mountains Insurance Group Ltd.	United States	65,521	54,778,832
	XL Group Ltd.	Ireland	1,746,940	65,090,984

				386,771,477

	IT Services 0.8%
a	Cognizant Technology Solutions Corp., A	United States	626,430	35,098,873

	Machinery 2.1%
	Caterpillar Inc.	United States	622,346	57,716,368
	CNH Industrial NV	United Kingdom	888,427	7,726,145
	CNH Industrial NV, special voting	United Kingdom	1,844,814	16,043,301
	Federal Signal Corp.	United States	740,849	11,564,653

				93,050,467

	Marine 0.9%
	A.P. Moeller-Maersk AS, B	Denmark	25,002	39,886,831

	Media 4.7%
a	Charter Communications Inc., A	United States	244,513	70,400,183
a	DISH Network Corp., A	United States	778,183	45,080,141
	Time Warner Inc.	United States	918,888	88,700,259

				204,180,583

MS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Metals & Mining 0.6%
	ThyssenKrupp AG	Germany	1,147,037	$27,324,494

	Oil, Gas & Consumable Fuels 6.7%
	Apache Corp.	United States	171,929	10,912,333
	BP PLC	United Kingdom	4,322,322	27,133,411
	CONSOL Energy Inc.	United States	1,236,955	22,549,690
	Kinder Morgan Inc.	United States	2,649,790	54,877,151
	Marathon Oil Corp.	United States	3,158,398	54,671,869
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,916,196	52,391,512
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,048,110	28,953,240
a,b,c	Warrior Met Coal LLC, A	United States	12,324	4,005,300
a,b,c	Warrior Met Coal LLC, B	United States	28,821	9,366,825
	The Williams Cos. Inc.	United States	845,109	26,316,694

				291,178,025

	Personal Products 0.1%
a	Edgewell Personal Care Co.	United States	61,560	4,493,264

	Pharmaceuticals 7.6%
	Eli Lilly & Co.	United States	1,274,136	93,712,703
	Merck & Co. Inc.	United States	2,122,688	124,962,643
	Novartis AG, ADR	Switzerland	976,201	71,106,481
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,169,793	42,404,996

				332,186,823

	Professional Services 0.7%
	Relx PLC	United Kingdom	1,838,555	32,817,301

	Real Estate Management & Development 0.0%†
a	Forestar Group Inc.	United States	134,440	1,788,052

	Software 6.0%
	CA Inc.	United States	1,584,119	50,327,461
a	Dell Technologies Inc., V	United States	198,331	10,902,255
	Microsoft Corp.	United States	1,933,267	120,133,211
	Symantec Corp.	United States	3,419,061	81,681,367

				263,044,294

	Technology Hardware, Storage & Peripherals 2.2%
	Hewlett Packard Enterprise Co.	United States	1,418,347	32,820,550
	Samsung Electronics Co. Ltd.	South Korea	41,741	62,304,386

				95,124,936

	Tobacco 5.4%
	Altria Group Inc.	United States	788,721	53,333,314
	British American Tobacco PLC	United Kingdom	1,220,767	69,498,206
	Imperial Brands PLC	United Kingdom	1,059,777	46,246,855
	Philip Morris International Inc.	United States	187,960	17,196,460
	Reynolds American Inc.	United States	889,694	49,858,452

				236,133,287

	Wireless Telecommunication Services 0.5%
	Vodafone Group PLC	United Kingdom	8,229,954	20,260,932

	Total Common Stocks and Other Equity Interests (Cost $2,766,623,126)			3,714,275,587

Annual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests 4.7%
c	Avaya Inc.,
	[f] senior note, 144A, 10.50%, 3/01/21	United States	$22,449,000	$9,765,315
	[f] senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000	11,372,240
	[g,h] Term B-3 Loan, 5.39%, 10/26/17	United States	12,791,927	11,232,911
	[g,h] Term B-6 Loan, 6.50%, 3/30/18	United States	6,741,721	5,896,903
	[g,h] Term B-7 Loan, 6.25%, 5/29/20	United States	6,402,619	5,573,480
g,h	Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	5,771,068	5,001,594
	CHS/Community Health Systems Inc.,
	senior note, 7.125%, 7/15/20	United States	5,205,000	3,983,387
	senior note, 6.875%, 2/01/22	United States	7,784,000	5,448,800
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	21,721,241
	[g,h] Tranche D Term Loan, 7.52%, 1/30/19	United States	34,746,619	28,347,439
	[g,h] Tranche E Term Loan, 8.27%, 7/30/19	United States	11,168,253	9,185,888
g,h	Toys R Us-Delaware Inc.,
	FILO Loans, 8.25%, 10/24/19	United States	2,560,000	2,528,000
	Term B-4 Loan, 9.75%, 4/24/20	United States	21,241,837	18,675,122
f	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	2,964,000	2,474,940
	senior bond, 144A, 7.25%, 7/15/22	United States	1,460,000	1,200,850
	senior note, 144A, 6.375%, 10/15/20	United States	18,570,000	16,045,594
f	Valeant Pharmaceuticals International Inc.,
	senior note, 144A, 5.375%, 3/15/20	United States	821,000	697,850
	senior note, 144A, 7.50%, 7/15/21	United States	4,600,000	3,915,750
	senior note, 144A, 5.625%, 12/01/21	United States	2,054,000	1,602,120
g,h	Veritas Software Corp.,
	Term Loan B1, 6.625%, 1/27/23	United States	12,564,058	11,626,992
	Term Loan B2, 8.625%, 1/27/23	United States	12,129,599	10,883,282
f	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	2,386,000	2,236,875
	senior note, 144A, 10.50%, 2/01/24	United States	15,122,000	13,855,533

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $225,691,387)			203,272,106

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.7%
b,i	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
g,h,i	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	3,069,560	3,325,868
	Term B-6-B Loans, 1.50%, 3/01/17	United States	14,634,842	16,208,087
	Term B-7 Loans, 1.50%, 3/01/17	United States	9,298,589	10,885,086
i	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	16,690,000	897,088

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $31,721,846)			31,316,129

MS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Companies in Liquidation 0.2%
a	Adelphia Recovery Trust	United States	29,283,354	$17,570
a,d	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	19,555
a,b,c,j	CB FIM Coinvestors LLC	United States	6,400,507	—
a,d,e	Century Communications Corp., Contingent Distribution	United States	5,487,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950	—
a,k	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	4,906,643
a,d,e	Tribune Media Litigation Trust, Contingent Distribution	United States	394,551	—
a,d,e	Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000	—
a,e	Vistra Energy Corp., Litigation Trust	United States	129,926,405	1,507,146
a	Vistra Energy Corp., Litigation Trust, TRA	United States	2,184,095	3,166,938

	Total Companies in Liquidation (Cost $24,880,548)			9,617,852

			Principal Amount
	Municipal Bonds in Reorganization (Cost $17,936,642) 0.3%
i	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$20,409,000	13,776,075

	Total Investments before Short Term Investments (Cost $3,066,853,549)			3,972,257,749

	Short Term Investments 8.5%
	U.S. Government and Agency Securities 8.5%
l	FHLB, 1/03/17	United States	58,500,000	58,500,000
l	U.S. Treasury Bill,
	1/05/17	United States	45,000,000	44,999,235
	[m] 4/27/17	United States	33,000,000	32,943,834
	1/19/17 - 6/15/17	United States	232,500,000	232,183,745

	Total U.S. Government and Agency Securities (Cost $368,626,751)			368,626,814

	Total Investments (Cost $3,435,480,300) 99.7%			4,340,884,563
	Securities Sold Short (0.5)%			(21,666,889)
	Other Assets, less Liabilities 0.8%			35,010,423

	Net Assets 100.0%			$4,354,228,097

			Shares
n	Securities Sold Short (Proceeds $21,743,820) (0.5)%
	Common Stocks (0.5)%
	Health Care Equipment & Supplies (0.5)%
	Abbott Laboratories	United States	564,095	$(21,666,889)

Annual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $1,507,147, representing less than 0.1% of net assets.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $63,167,067, representing 1.5% of net assets.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(g) regarding senior floating rate interests.

iSee Note 7 regarding credit risk and defaulted securities.

jSee Note 11 regarding holdings of 5% voting securities.

kBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

lThe security was issued on a discount basis with no stated coupon rate.

mA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts,. At December 31, 2016, the aggregate value of this security and/or cash pledged amounted to $33,352,843, representing 0.8% of net assets.

nSee Note 1(e) regarding securities sold short.

MS-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	478	$63,179,650	3/13/17	$237,863	$—
GBP/USD	Short	1,341	103,575,488	3/13/17	2,387,234	—

Total Futures Contracts					$2,625,097	$—

Net unrealized appreciation (depreciation)					$2,625,097

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	FBCO		Sell	11,986,729,554	$10,445,154	1/13/17	$517,757	$—
South Korean Won	HSBC		Buy	1,537,321,030	1,313,506	1/13/17	—	(40,298)
South Korean Won	HSBC		Sell	59,105,646,009	51,599,594	1/13/17	2,648,360	—
South Korean Won	UBSW		Sell	4,040,589,617	3,469,710	1/13/17	123,298	—
British Pound	HSBC		Sell	641,795	796,519	2/13/17	5,003	—
British Pound	SSBT		Sell	298,070	365,850	2/13/17	—	(1,756)
British Pound	SSBT		Sell	2,131,430	2,636,385	2/13/17	7,723	—
British Pound	UBSW		Sell	68,325,933	85,208,033	2/13/17	942,692	—
Euro	BOFA		Sell	451,824	471,571	2/17/17	—	(5,004)
Euro	BONY		Sell	623,503	652,125	2/17/17	—	(5,532)
Euro	HSBC		Sell	40,003,872	41,811,060	2/17/17	—	(384,138)
Euro	SSBT		Sell	40,617,420	42,451,643	2/17/17	—	(390,713)
Euro	UBSW		Sell	692,606	726,131	2/17/17	—	(4,414)

Total Forward Exchange Contracts							$4,244,833	$(831,855)

Net unrealized appreciation (depreciation)							$3,412,978

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MS- 35.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost	$3,435,480,300

Value	$4,340,884,563
Cash	940,000
Restricted Cash (Note 1d)	1,700,000
Foreign currency, at value (cost $2,275,175)	2,281,954
Receivables:
Investment securities sold	3,740
Capital shares sold	353,287
Dividends and interest	9,882,022
European Union tax reclaims	1,081,676
Due from brokers	27,670,860
Unrealized appreciation on OTC forward exchange contracts	4,244,833
Other assets	336

Total assets	4,389,043,271

Liabilities:
Payables:
Investment securities purchased	1,681,583
Capital shares redeemed	2,765,895
Management fees	2,556,529
Distribution fees	1,563,663
Variation margin	1,020,700
Securities sold short, at value (proceeds $21,743,820)	21,666,889
Due to brokers	2,260,000
Unrealized depreciation on OTC forward exchange contracts	831,855
Accrued expenses and other liabilities	468,060

Total liabilities	34,815,174

Net assets, at value	$4,354,228,097

Net assets consist of:
Paid-in capital	$3,206,196,597
Undistributed net investment income	88,221,627
Net unrealized appreciation (depreciation)	911,378,499
Accumulated net realized gain (loss)	148,431,374

Net assets, at value	$4,354,228,097

Class 1:
Net assets, at value	$610,394,885

Shares outstanding	29,922,939

Net asset value and maximum offering price per share	$20.40

Class 2:
Net assets, at value	$3,621,357,603

Shares outstanding	180,338,218

Net asset value and maximum offering price per share	$20.08

Class 4:
Net assets, at value	$122,475,609

Shares outstanding	6,053,370

Net asset value and maximum offering price per share	$20.23

MS-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$106,559,236
Interest	28,371,938
Income from securities loaned (net of fees and rebates)	464,600

Total investment income	135,395,774

Expenses:
Management fees (Note 3a)	28,389,916
Distribution fees: (Note 3c)
Class 2	8,550,276
Class 4	433,440
Custodian fees (Note 4)	108,057
Reports to shareholders	332,731
Registration and filing fees	4,213
Professional fees	298,945
Trustees’ fees and expenses	19,113
Dividends and/or interest on securities sold short	352,544
Other	64,558

Total expenses	38,553,793
Expense reductions (Note 4)	(6,191)
Expenses waived/paid by affiliates (Note 3e)	(9,175)

Net expenses	38,538,427

Net investment income	96,857,347

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	125,221,459
Foreign currency transactions	28,983,743
Futures contracts	23,600,083
Securities sold short	(763,869)

Net realized gain (loss)	177,041,416

Net change in unrealized appreciation (depreciation) on:
Investments	342,676,781
Translation of other assets and liabilities denominated in foreign currencies	(1,794,674)
Futures contracts	(637,142)

Net change in unrealized appreciation (depreciation)	340,244,965

Net realized and unrealized gain (loss)	517,286,381

Net increase (decrease) in net assets resulting from operations	$614,143,728

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$96,857,347	$84,027,000
Net realized gain (loss)	177,041,416	361,237,169
Net change in unrealized appreciation (depreciation)	340,244,965	(663,206,334)

Net increase (decrease) in net assets resulting from operations	614,143,728	(217,942,165)

Distributions to shareholders from:
Net investment income:
Class 1	(12,783,421)	(22,253,593)
Class 2	(69,990,186)	(115,505,343)
Class 4	(2,230,613)	(4,240,573)
Net realized gains:
Class 1	(46,218,042)	(44,812,385)
Class 2	(288,327,268)	(254,851,880)
Class 4	(9,935,345)	(9,773,474)

Total distributions to shareholders	(429,484,875)	(451,437,248)

Capital share transactions: (Note 2)
Class 1	(54,403,896)	85,321,567
Class 2	110,574,611	(314,542,720)
Class 4	(14,522,761)	(6,302,871)

Total capital share transactions	41,647,954	(235,524,024)

Net increase (decrease) in net assets	226,306,807	(904,903,437)
Net assets:
Beginning of year	4,127,921,290	5,032,824,727

End of year	$4,354,228,097	$4,127,921,290

Undistributed net investment income included in net assets:
End of year	$88,221,627	$76,933,954

MS-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

Annual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

MS-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had OTC derivatives in a net liability position for such contracts of $395,282.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2016, the Fund received $1,914,244 in United Kingdom Treasury Bonds as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short

Annual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Securities Sold Short (continued)

position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’ shareholders.

MS-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,468,008	$48,112,430	5,200,808	$114,565,674
Shares issued in reinvestment of distributions	3,058,655	59,001,463	3,480,331	67,065,978
Shares redeemed	(8,638,060)	(161,517,789)	(4,296,684)	(96,310,085)

Net increase (decrease)	(3,111,397)	$(54,403,896)	4,384,455	$85,321,567

Annual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	19,363,703	$382,884,835	8,995,477	$199,602,688
Shares issued in reinvestment of distributions	18,848,893	358,317,454	19,482,232	370,357,223
Shares redeemed	(32,549,983)	(630,627,678)	(40,426,538)	(884,502,631)

Net increase (decrease)	5,662,613	$110,574,611	(11,948,829)	$(314,542,720)

Class 4 Shares:
Shares sold	203,267	$3,894,989	465,090	$9,850,242
Shares issued in reinvestment of distributions	634,967	12,165,958	732,186	14,014,047
Shares redeemed	(1,564,342)	(30,583,708)	(1,372,567)	(30,167,160)

Net increase (decrease)	(726,108)	$(14,522,761)	(175,291)	$(6,302,871)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.689% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on Fund’s average daily net assets, and is not an additional expense of the Fund.

MS-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	—	79,395,000	(79,395,000)	—	$—	$—	$—	—%

f. Other Affiliated Transactions

At December 31, 2016, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 7.6% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$96,662,744	$141,999,509
Long term capital gain	332,822,131	309,437,739

	$429,484,875	$451,437,248

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,460,024,972

Unrealized appreciation	$1,175,800,687
Unrealized depreciation	(294,941,096)

Net unrealized appreciation (depreciation)	$880,859,591

Undistributed ordinary income	$128,692,310
Undistributed long term capital gains	142,750,519

Distributable earnings	$271,442,829

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $945,538,010 and $1,260,012,563, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $45,092,204, representing 1.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 -11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/2/09	—	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	42,581
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	11,442,985
12,324	Warrior Met Coal LLC, A	9/19/14 - 3/31/16	16,187,328	4,005,300
28,821	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	2,305,674	9,366,825

	Total Restricted Securities (Value is 0.6% of Net Assets)		$32,235,583	$24,857,691

9. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2016, the Fund had an unfunded capital commitment of $1,152,838, for which no depreciation has been recognized.

10. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$2,625,097	[a]	Variation margin	$—
	Unrealized appreciation on OTC forward exchange contracts	4,244,833		Unrealized depreciation on OTC forward exchange contracts	831,855

Totals		$6,869,930			$831,855

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Annual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

10. Other Derivative Information (continued)

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$29,842,803	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(1,734,850)[a]
	Futures contracts	23,600,083		Futures contracts	(637,142)

Totals		$53,442,886			$(2,371,992)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 0.3% of average month end net assets. The average month end number of open derivatives contracts for the year was 44.

See Note 1(c) regarding derivative financial instruments.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.0% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report	MS-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

13. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$21,823,176	$—	$11,485,566		$33,308,742
Machinery	77,007,166	16,043,301	—		93,050,467
Oil, Gas & Consumable Fuels	277,805,900	—	13,372,125		291,178,025
All Other Equity Investments[b]	3,296,738,353	—	—	[c]	3,296,738,353
Corporate Bonds, Notes and Senior Floating Rate Interests	—	203,272,106	—		203,272,106
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	31,316,129	—	[c]	31,316,129
Companies in Liquidation	17,570	8,093,136	1,507,146	[c]	9,617,852
Municipal Bonds in Reorganization	—	13,776,075	—		13,776,075
Short Term Investments	310,126,814	58,500,000	—		368,626,814

Total Investments in Securities	$3,983,518,979	$331,000,747	$26,364,837		$4,340,884,563

Other Financial Instruments:
Futures Contracts	$2,625,097	$—	$—		$2,625,097
Forward Exchange Contracts	—	4,244,833	—		4,244,833

Total Other Financial Instruments	$2,625,097	$4,244,833	$—		$6,869,930

Liabilities:
Other Financial Instruments:
Securities Sold Short	$21,666,889	$—	$—		$21,666,889
Forward Exchange Contracts	—	831,855	—		831,855

Total Other Financial Instruments	$21,666,889	$831,855	$—		$22,498,744

aIncludes common stocks and other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	GBP	British Pound	FHLB	Federal Home Loan Bank

FBCO	Credit Suisse Group AG			GO	General Obligation

HSBC	HSBC Bank USA, N.A.			TRA	Tax Receivable Agreement

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

Annual Report	MS-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Mutual Shares VIP Fund

To the Board of Trustees and Shareholders of Franklin Mutual Shares VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Mutual Shares VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

MS-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $332,822,131 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 74.07% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Annual Report	MS-37

Franklin Rising Dividends VIP Fund

We are pleased to bring you Franklin Rising Dividends VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+16.33%	+12.31%	+6.78%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 rose +11.96% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.2 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. Other contributing factors included investors’ expectations of higher interest rates and inflation in the U.S. driven by hopes of expansionary fiscal policies under the new president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. The Fed’s decision to keep interest rates unchanged at its November meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the S&P 500 Index.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Manager’s Discussion

During the fiscal year ended December 31, 2016, some holdings that contributed to absolute performance included Albemarle, West Pharmaceutical Services and Stryker.

Shares of Albemarle, a specialty chemicals producer, performed well over the period, as the company reported consistently strong performance and raised its full-year 2016 guidance repeatedly. Ongoing strength in the company’s lithium business contributed significantly to its strong performance, while the Refining Solutions and Bromine businesses generated solid results. Management also completed the sale of the Surface Treatment business and announced several measures to expand its leading position in lithium. The company has 22 consecutive years of dividend increases.

Shares of West Pharmaceutical Services, a drug delivery technology company, benefited from strong financial performance during the period. We believe West is well-positioned to supply drug delivery devices to the growing biotechnology and bio-similar drug end markets, which could continue to drive solid ongoing top-line growth and margin expansion. The company also implemented lean manufacturing and operating programs globally, which could improve West’s profitability and working capital management. West has increased its dividend for 24 consecutive years.

Shares of Stryker, a manufacturer of surgical and medical equipment, rose over the period due to strong earnings results. Management has embarked on a multi-year cost-reduction program, which we believe should improve the company’s competitive position and reduce the negative impact of ongoing price pressure. Growth initiatives, such as the rollout of the MAKO robotic platform, the expansion of Stryker’s sales infrastructure in Europe, and the acquisition of Sage, should help sustain top-line growth in the medium term. The company has raised its dividend for 24 consecutive years.

Conversely, some holdings that detracted from absolute performance included Perrigo, NIKE and Abbott Laboratories.

Perrigo, a health care supplier and pharmaceuticals company, was adversely impacted by the abrupt departure of its chief executive officer, a reduction in financial guidance, and concerns about diminishing pricing power in its prescriptions business. New management is focused on resetting the company’s guidance to more realistic levels and on improving profitability at its underperforming European subsidiary. We like management’s actions and regard many of the problems as rectifiable or one-time in nature. We also believe that Perrigo’s

Portfolio Composition

Based on Total Net Assets as of 12/31/16

over-the-counter franchise remains a solid driver of long-term value. The company has 14 consecutive years of dividend increases.

Annual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

NIKE, an athletic footwear, apparel, and equipment company, declined over the period, resulting largely from concerns about market share erosion in the U.S. by competitors, including Adidas and Under Armour, and an inventory buildup, which the company is addressing. Adidas and Under Armour are not Fund holdings. Although NIKE continues to operate in a highly competitive market, the company has built an enduring franchise, which we believe remains well aligned with consumer trends. We believe that NIKE has multiple sources of growth and leverage potential, including innovation, continued overseas expansion, and increased automation, and that the company continues to be well positioned for the long term. The company has 15 consecutive years of dividend increases.

Shares of Abbott Laboratories, a diversified health care products manufacturer, declined due to slower-than-anticipated growth from its Chinese nutritionals business. We believe that Abbott’s diversified portfolio, including its emerging markets exposure and anticipated synergies from the merger with St. Jude, position the company well for ongoing growth. The company has raised its dividend for 45 consecutive years.

During the period, the Fund initiated new positions in Visa, a global payments technology company (eight consecutive years of dividend increases) and Analog Devices, a semiconductor company (13 consecutive years of dividend increases). We added to existing positions including Microsoft, a software and hardware services provider (13 years of consecutive dividend increases); the aforementioned Perrigo (14 consecutive years of dividend increases) and CVS Health, an integrated pharmacy healthcare provider (14 consecutive years of dividend increases).

Positions we exited included Knowles, Advansix and California Resources, all of which we received as a result of spin-offs and Teleflex. We also reduced several holdings including Hillenbrand, Wal-Mart and the aforementioned West Pharmaceutical Services.

Our 10 largest positions on December 31, 2016, represented

31.4% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 29 years in a row and by 258% over the past 10 years. Their most recent year-over-year dividend increases averaged 7.99% with a yield of 1.8% on December 31, 2016, and a dividend payout ratio of 36.7%, based on estimates of calendar year 2016 operating earnings. The average price/earnings ratio was 21.5 times calendar year 2016 estimates versus 17.2 for that of the unmanaged S&P 500.

Top 10 Holdings
12/31/16
Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	4.0%
Roper Technologies Inc. Industrial Conglomerates	3.5%
Albemarle Corp. Materials	3.5%
Praxair Inc. Materials	3.1%
Dover Corp. Machinery	3.0%
Air Products and Chemicals Inc. Materials	3.0%
Stryker Corp. Health Care Equipment & Services	2.9%
United Technologies Corp. Aerospace & Defense	2.9%
Becton, Dickinson and Co. Health Care Equipment & Services	2.8%
West Pharmaceutical Services Inc. Health Care Equipment & Services	2.7%

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000

(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”

(if Fund-Level Expenses Paid During Period were $ 7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,056.80	$3.21		$1,022.02	$3.15		0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.26	$29.63	$28.14	$22.03	$20.01

Income from investment operations[a]:

Net investment income[b]	0.42	0.45	0.45	0.40	0.41

Net realized and unrealized gains (losses)	3.45	(1.33)	2.03	6.16	2.00

Total from investment operations	3.87	(0.88)	2.48	6.56	2.41

Less distributions from:

Net investment income	(0.44)	(0.48)	(0.44)	(0.45)	(0.39)

Net realized gains	(3.18)	(3.01)	(0.55)	—	—

Total distributions	(3.62)	(3.49)	(0.99)	(0.45)	(0.39)

Net asset value, end of year	$25.51	$25.26	$29.63	$28.14	$22.03

Total return[c]	16.33%	(3.42)%	9.01%	30.05%	12.18%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.63%	0.62%	0.61%	0.63%

Expenses net of waiver and payments by affiliates	0.62%[d]	0.63%[e]	0.62%[e]	0.61%	0.63%

Net investment income	1.67%	1.65%	1.58%	1.59%	1.96%

Supplemental data

Net assets, end of year (000’s)	$181,072	$143,376	$160,480	$168,380	$141,455

Portfolio turnover rate	6.66%	4.74%	8.61%	0.07%	11.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.72	$29.06	$27.62	$21.64	$19.65

Income from investment operations[a]:

Net investment income[b]	0.35	0.37	0.37	0.33	0.35

Net realized and unrealized gains (losses)	3.37	(1.29)	1.99	6.04	1.98

Total from investment operations	3.72	(0.92)	2.36	6.37	2.33

Less distributions from:

Net investment income	(0.37)	(0.41)	(0.37)	(0.39)	(0.34)

Net realized gains	(3.18)	(3.01)	(0.55)	—	—

Total distributions	(3.55)	(3.42)	(0.92)	(0.39)	(0.34)

Net asset value, end of year	$24.89	$24.72	$29.06	$27.62	$21.64

Total return[c]	16.04%	(3.65)%	8.72%	29.69%	11.96%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.88%	0.87%	0.86%	0.88%

Expenses net of waiver and payments by affiliates	0.87%[d]	0.88%[e]	0.87%[e]	0.86%	0.88%

Net investment income	1.42%	1.40%	1.33%	1.34%	1.71%

Supplemental data

Net assets, end of year (000’s)	$1,530,374	$1,310,783	$1,667,816	$1,752,012	$1,550,084

Portfolio turnover rate	6.66%	4.74%	8.61%	0.07%	11.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.81	$29.19	$27.76	$21.78	$19.83

Income from investment operations[a]:

Net investment income[b]	0.32	0.35	0.35	0.32	0.35

Net realized and unrealized gains (losses)	3.39	(1.31)	2.00	6.07	1.96

Total from investment operations	3.71	(0.96)	2.35	6.39	2.31

Less distributions from:

Net investment income	(0.36)	(0.41)	(0.37)	(0.41)	(0.36)

Net realized gains	(3.18)	(3.01)	(0.55)	—	—

Total distributions	(3.54)	(3.42)	(0.92)	(0.41)	(0.36)

Net asset value, end of year	$24.98	$24.81	$29.19	$27.76	$21.78

Total return[c]	15.93%	(3.75)%	8.62%	29.57%	11.78%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.98%	0.98%	0.97%	0.96%	0.98%

Expenses net of waiver and payments by affiliates	0.97%[d]	0.98%[e]	0.97%[e]	0.96%	0.98%

Net investment income	1.32%	1.30%	1.23%	1.24%	1.61%

Supplemental data

Net assets, end of year (000’s)	$28,579	$20,453	$15,503	$12,028	$6,432

Portfolio turnover rate	6.66%	4.74%	8.61%	0.07%	11.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Rising Dividends VIP Fund

		Shares	Value

	Common Stocks 99.0%
	Aerospace & Defense 4.4%
	General Dynamics Corp.	157,911	$27,264,913
	United Technologies Corp.	453,011	49,659,066

			76,923,979

	Automobiles & Components 0.3%
a	Adient PLC	84,865	4,973,089

	Building Products 2.0%
	Johnson Controls International PLC	848,653	34,956,017

	Commercial & Professional Services 4.7%
	ABM Industries Inc.	779,288	31,826,122
	Brady Corp., A	202,474	7,602,899
	Cintas Corp.	194,675	22,496,643
	Matthews International Corp., A	251,442	19,323,317

			81,248,981

	Consumer Durables & Apparel 2.2%
	Leggett & Platt Inc.	332,800	16,267,264
	NIKE Inc., B	445,100	22,624,433

			38,891,697

	Consumer Services 1.8%
	McDonald’s Corp.	207,045	25,201,517
a	Yum China Holdings Inc. (China)	72,900	1,904,148
	Yum! Brands Inc.	72,900	4,616,757

			31,722,422

	Diversified Financials 0.5%
	State Street Corp.	110,500	8,588,060

	Energy 7.2%
	Chevron Corp.	252,900	29,766,330
	EOG Resources Inc.	33,600	3,396,960
	Exxon Mobil Corp.	358,500	32,358,210
	Occidental Petroleum Corp.	370,790	26,411,372
	Schlumberger Ltd.	398,000	33,412,100

			125,344,972

	Food & Staples Retailing 3.9%
	CVS Health Corp.	210,200	16,586,882
	Wal-Mart Stores Inc.	352,800	24,385,536
	Walgreens Boots Alliance Inc.	326,000	26,979,760

			67,952,178

	Food, Beverage & Tobacco 6.1%
	Archer-Daniels-Midland Co.	713,000	32,548,450
	Bunge Ltd.	307,700	22,228,248
	McCormick & Co. Inc.	208,900	19,496,637
	PepsiCo Inc.	308,500	32,278,355

			106,551,690

	Health Care Equipment & Services 12.3%
	Abbott Laboratories	641,800	24,651,538
	Becton, Dickinson and Co.	291,200	48,208,160
	DENTSPLY SIRONA Inc.	4,000	230,920
	Medtronic PLC	602,000	42,880,460
	Stryker Corp.	420,200	50,344,162

Annual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Services (continued)
West Pharmaceutical Services Inc.	560,118	$47,514,810

		213,830,050

Household & Personal Products 2.7%
Colgate-Palmolive Co.	191,000	12,499,040
The Procter & Gamble Co.	409,000	34,388,720

		46,887,760

Industrial Conglomerates 5.9%
Carlisle Cos. Inc.	101,061	11,146,018
Honeywell International Inc.	257,900	29,877,715
Roper Technologies Inc.	333,043	60,973,512

		101,997,245

Insurance 5.3%
Aflac Inc.	276,200	19,223,520
Arthur J. Gallagher & Co.	645,400	33,534,984
Erie Indemnity Co., A	267,952	30,131,202
Old Republic International Corp.	410,908	7,807,252
RLI Corp.	33,800	2,133,794

		92,830,752

Machinery 6.9%
Donaldson Co. Inc.	350,068	14,730,862
Dover Corp.	701,176	52,539,118
Hillenbrand Inc.	348,278	13,356,461
Pentair PLC (United Kingdom)	704,800	39,518,136

		120,144,577

Materials 12.4%
Air Products and Chemicals Inc.	364,000	52,350,480
Albemarle Corp.	706,700	60,832,736
Bemis Co. Inc.	147,499	7,053,402
Ecolab Inc.	115,600	13,550,632
Nucor Corp.	447,055	26,608,714
Praxair Inc.	465,760	54,582,414

		214,978,378

Media 1.0%
John Wiley & Sons Inc., A	310,700	16,933,150

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
AbbVie Inc.	240,800	15,078,896
Johnson & Johnson	381,800	43,987,178
Perrigo Co. PLC	208,500	17,353,455
Pfizer Inc.	669,700	21,751,856
Roche Holding AG, ADR (Switzerland)	25,000	713,250

		98,884,635

Retailing 2.8%
The Gap Inc.	556,300	12,483,372
Ross Stores Inc.	185,000	12,136,000
Target Corp.	164,600	11,889,058
Tiffany & Co.	161,500	12,504,945

		49,013,375

FRD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 4.2%
	Analog Devices Inc.	59,900	$4,349,938
	Linear Technology Corp.	375,000	23,381,250
	QUALCOMM Inc.	210,300	13,711,560
	Texas Instruments Inc.	358,200	26,137,854
a	Versum Materials Inc.	182,000	5,108,740

			72,689,342

	Software & Services 5.9%
	Accenture PLC, A	231,700	27,139,021
	Microsoft Corp.	1,107,900	68,844,906
	Visa Inc., A	89,500	6,982,790

			102,966,717

	Trading Companies & Distributors 0.4%
	W.W. Grainger Inc.	28,100	6,526,225

	Transportation 0.4%
	United Parcel Service Inc., B	64,800	7,428,672

	Total Common Stocks (Cost $1,006,443,813)		1,722,263,963

	Short Term Investments (Cost $14,889,095) 0.8%
	Money Market Funds 0.8%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	14,889,095	14,889,095

	Total Investments (Cost $1,021,332,908) 99.8%		1,737,153,058
	Other Assets, less Liabilities 0.2%		2,872,667

	Net Assets 100.0%		$1,740,025,725

See Abbreviations on page FRD-21.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,006,443,813
Cost - Non-controlled affiliates (Note 3e)	14,889,095

Total cost of investments.	$1,021,332,908

Value - Unaffiliated issuers	$1,722,263,963
Value - Non-controlled affiliates (Note 3e)	14,889,095

Total value of investments	1,737,153,058
Receivables:
Investment securities sold	4,420,533
Capital shares sold	337,122
Dividends	2,909,768
Other assets	120

Total assets	1,744,820,601

Liabilities:
Payables:
Investment securities purchased	2,058,074
Capital shares redeemed	1,014,173
Management fees	899,772
Distribution fees	654,664
Accrued expenses and other liabilities	168,193

Total liabilities	4,794,876

Net assets, at value	$1,740,025,725

Net assets consist of:
Paid-in capital	$934,877,130
Undistributed net investment income	23,924,204
Net unrealized appreciation (depreciation)	715,820,150
Accumulated net realized gain (loss)	65,404,241

Net assets, at value	$1,740,025,725

Class 1:
Net assets, at value	$181,072,279

Shares outstanding	7,097,688

Net asset value and maximum offering price per share	$25.51

Class 2:
Net assets, at value	$1,530,374,044

Shares outstanding	61,477,627

Net asset value and maximum offering price per share	$24.89

Class 4:
Net assets, at value	$28,579,402

Shares outstanding	1,143,982

Net asset value and maximum offering price per share	$24.98

FRD-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUS T

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Rising Dividends VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$37,772,595
Non-controlled affiliates (Note 3e)	739

Total investment income	37,773,334

Expenses:
Management fees (Note 3a)	10,110,214
Distribution fees: (Note 3c)
Class 2	3,638,584
Class 4	83,113
Custodian fees (Note 4)	14,347
Reports to shareholders	177,630
Professional fees	61,705
Trustees’ fees and expenses	7,449
Other	35,678

Total expenses.	14,128,720
Expense reductions (Note 4)	(68)
Expenses waived/paid by affiliates (Note 3e)	(111,562)

Net expenses	14,017,090

Net investment income	23,756,244

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	65,502,095
Foreign currency transactions	(295)

Net realized gain (loss)	65,501,800

Net change in unrealized appreciation (depreciation) on investments	155,534,476

Net realized and unrealized gain (loss)	221,036,276

Net increase (decrease) in net assets resulting from operations	$244,792,520

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$23,756,244	$23,865,895
Net realized gain (loss)	65,501,800	200,231,316
Net change in unrealized appreciation (depreciation)	155,534,476	(288,246,073)

Net increase (decrease) in net assets resulting from operations	244,792,520	(64,148,862)

Distributions to shareholders from:
Net investment income:
Class 1	(2,718,521)	(2,507,451)
Class 2	(20,665,957)	(22,189,853)
Class 4	(304,600)	(275,517)
Net realized gains:
Class 1	(19,761,965)	(15,606,236)
Class 2	(177,746,237)	(164,222,373)
Class 4	(2,696,441)	(2,002,122)

Total distributions to shareholders	(223,893,721)	(206,803,552)

Capital share transactions: (Note 2)
Class 1	33,560,724	6,114,953
Class 2	203,254,702	(112,317,852)
Class 4	7,699,850	7,967,834

Total capital share transactions	244,515,276	(98,235,065)

Net increase (decrease) in net assets	265,414,075	(369,187,479)
Net assets:
Beginning of year	1,474,611,650	1,843,799,129

End of year	$1,740,025,725	$1,474,611,650

Undistributed net investment income included in net assets:
End of year	$23,924,204	$23,857,334

FRD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at

4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

Annual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are

FRD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,408,862	$34,658,685	379,085	$9,885,431
Shares issued in reinvestment of distributions	944,162	22,480,486	689,257	18,113,687
Shares redeemed	(931,787)	(23,578,447)	(808,697)	(21,884,165)

Net increase (decrease)	1,421,237	$33,560,724	259,645	$6,114,953

Class 2 Shares:
Shares sold	9,423,278	$238,665,574	4,959,597	$130,929,237
Shares issued in reinvestment of distributions	8,526,523	198,412,194	7,239,310	186,412,226
Shares redeemed	(9,496,533)	(233,823,066)	(16,563,559)	(429,659,315)

Net increase (decrease)	8,453,268	$203,254,702	(4,364,652)	$(112,317,852)

Annual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	404,421	$9,995,211	322,291	$8,758,972
Shares issued in reinvestment of distributions	128,469	3,001,041	88,076	2,277,639
Shares redeemed	(213,254)	(5,296,402)	(117,097)	(3,068,777)

Net increase (decrease)	319,636	$7,699,850	293,270	$7,967,834

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.614% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

FRD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	292,061	215,633,691	(201,036,657)	14,889,095	$14,889,095	$739	$—	0.1%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$23,726,865	$25,129,889
Long term capital gain	200,166,856	181,673,663

	$223,893,721	$206,803,552

Annual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,025,372,961

Unrealized appreciation	$745,389,574
Unrealized depreciation	(33,609,477)

Net unrealized appreciation (depreciation)	$711,780,097

Undistributed ordinary income	$27,923,588
Undistributed long term capital gains	65,444,906

Distributable earnings	$93,368,494

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $158,080,043 and $107,313,866, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

FRD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Annual Report	FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Rising Dividends VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

FRD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $200,166,856 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Annual Report	FRD-23

Franklin Small Cap Value VIP Fund

This annual report for Franklin Small Cap Value VIP Fund covers the fiscal year ended
December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+30.54%	+14.65%	+7.65%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of its new benchmark, the Russell 2000™ Value Index, and its old benchmark, the Russell 2500TM Value Index. We believe the composition of the new index aligns more closely with the Fund’s portfolio. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s new benchmark, the Russell 2000TM Value Index posted a +31.74% total return for the same period, while its old benchmark, the Russell 2500TM Value Index, had a +25.20% total return.1 We believe the composition of the new index aligns more closely with the Fund’s portfolio. Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.2 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. Other contributing factors included investors’ expectations of higher interest rates and inflation in the U.S. driven by hopes of expansionary fiscal policies under the new president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. The Fed’s decision to keep interest rates unchanged at its November meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the Standard & Poor’s® 500 Index.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

For the fiscal year ended December 31, 2016, some contributors to absolute Fund performance included Axiall, Astec Industries and LCI Industries.

Axiall, a chemical and building products manufacturer, was the subject of an all-cash takeover offer by Westlake Chemical (not a Fund holding) at a significant premium to Axiall’s share price at the time of the announcement. We exited our position in Axiall during the reporting period. Astec Industries, a manufacturer of road paving and construction related equipment, benefited from optimism surrounding further federal funding for highways, strong sales of new products such as wood pellet plants, a growing backlog and improved profitability due to increased overhead absorption. LCI Industries, formerly known as Drew Industries, is the dominant component supplier for recreational vehicles. The company consistently beat sales and earnings expectations during the year, driven by strong sales momentum as industry volumes recovered to pre-recession peaks, while favorable commodity costs along with better operating efficiencies supported significant margin expansion.

Detractors from absolute Fund performance included Bristow Group, Invacare and STERIS.

Bristow Group, a provider of helicopter transportation services to the offshore oil and gas industry, along with search and rescue operations to government entities, reported weak earnings and cut its dividend as declining energy prices early in the year, along with competitor pressures, negatively affected both revenues and profitability. We exited our position in Bristow during the reporting period. Invacare, a provider of wheelchairs, patient transportation and support systems, and respiratory products to home medical equipment providers, has been undergoing a turnaround, which has negatively affected both revenues and earnings. Invacare exited low-margin products in North America, while operating expenses and interest costs increased due to retraining of its sales force and issuance of debt. Overall, the turnaround was going slower than

Portfolio Composition

Based on Total Net Assets as of 12/31/16

we expected, and we exited our position in Invacare during the period. STERIS, a provider of sterilization equipment, consumables and sterilization services to health care providers, laboratories and medical equipment companies, reported weak

Annual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

earnings during the period due to a slowdown in its instrument repair business from competitive pressures and negative currency effects from Brexit, the U.K.’s historic referendum to leave the European Union. Additionally, capital equipment sales were negatively impacted due to a delay in backlog conversion related to new projects.

During the period, we initiated several positions including First Horizon National, a bank holding company; Mueller Water Products, a manufacturer of products and services for transmitting, distributing and measuring water; Spirit Airlines, an airline operator; Cubic, a product and service provider to the transportation and defense markets; and BNC Bancorp, a commercial bank. The Fund also added to holdings including Columbia Banking System, a bank holding company; Brandywine Realty Trust, a real estate investment trust; and Kennametal, an industrial goods manufacturer; among several others. Conversely, we exited some positions including Teleflex, Crocs and the aforementioned Axiall, along with Ingram Micro and StanCorp Financial, both of which were due to takeovers. We reduced our positions in Universal Forest Products, Regal Beloit and the aforementioned LCI Industries, among others.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
12/31/16
Company Sector/Industry	% of Total Net Assets
AAR Corp. Aerospace & Defense	2.5%
Maple Leaf Foods Inc. Food, Beverage & Tobacco	2.5%
Sensient Technologies Corp. Materials	2.4%
Unit Corp. Energy	2.4%
IDACORP Inc. Utilities	2.3%
LTC Properties Inc. Real Estate	2.3%
Chemical Financial Corp. Banks	2.2%
Spire Inc. Utilities	2.0%
Carlisle Cos. Inc. Industrial Conglomerates	1.9%
Columbia Banking System Inc. Banks	1.8%

FSV-4	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.”

You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration):

Divide your account value by $1,000
(if your account had an $8,600 value,
then $8,600 ÷ $1,000 = 8.6).

Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period”
(if Fund-Level Expenses Paid During Period were $ 7.50,
then 8.6 x $7.50 = $64.50).

In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16	[1,2]	Net Annualized Expense Ratio	[2]
Class 1	$1,000	$1,172.40	$3.49		$1,021.92	$3.25		0.64%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSV-5

VIP2 P1, P2, P4 07/16

SUPPLEMENT DATED JULY 18, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The prospectus of Franklin Small Cap Value VIP Fund is amended as follows:

I.  The first paragraph under the “FUND SUMMARIES” – “Principal Investment Strategies” section, on page FSV-S1, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

II.  The “Performance” section, on page FSV-S3, is revised to add the following:

	1 Year	5 Years	10 Years
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes)[1]	-7.47%	7.67%	5.58%

1.	Performance figures as of December 31, 2015. The Russell 2000 Value Index is replacing the Russell 2500 Value Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 2000 Value Index more accurately reflects the Fund’s holdings.

No one index is representative of the Fund’s portfolio.

III.   Effective September 30, 2016, the first paragraph under the “FUND DETAILS” – “Principal Investment Policies and Practices” section on page FSV D-1 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

The prospectus of Franklin Global Real Estate VIP Fund is amended as follows:

The “FUND DETAILS” – “Management” section, on page FGR D-6, is revised to show the address of Franklin Templeton Institutional, LLC (FT Institutional) as 280 Park Avenue, New York, NY 10017.

Please keep this supplement with your prospectus for future reference.

FSV-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$18.12	$22.81	$24.54	$18.58	$15.82

Income from investment operations[a]:

Net investment income[b]	0.15	0.21	0.19	0.19	0.29	[c]

Net realized and unrealized gains (losses)	4.79	(1.53)	0.06	6.45	2.64

Total from investment operations	4.94	(1.32)	0.25	6.64	2.93

Less distributions from:

Net investment income	(0.21)	(0.20)	(0.20)	(0.32)	(0.17)

Net realized gains	(2.92)	(3.17)	(1.78)	(0.36)	—

Total distributions	(3.13)	(3.37)	(1.98)	(0.68)	(0.17)

Net asset value, end of year	$19.93	$18.12	$22.81	$24.54	$18.58

Total return[d]	30.54%	(7.18)%	0.88%	36.50%	18.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%	0.65%	0.63%	0.63%	0.67%

Expenses net of waiver and payments by affiliates	0.64% [e]	0.64% [e]	0.63% [e,f]	0.63%	0.67%

Net investment income	0.84%	1.04%	0.82%	0.90%	1.70%	[c]

Supplemental data

Net assets, end of year (000’s)	$47,831	$45,897	$57,843	$62,408	$40,133

Portfolio turnover rate	34.60%	27.05%	19.45%	10.44%	5.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.68	$22.32	$24.07	$18.23	$15.53

Income from investment operations[a]:

Net investment income[b]	0.10	0.16	0.13	0.14	0.24	[c]

Net realized and unrealized gains (losses)	4.66	(1.49)	0.05	6.34	2.59

Total from investment operations	4.76	(1.33)	0.18	6.48	2.83

Less distributions from:

Net investment income	(0.16)	(0.14)	(0.15)	(0.28)	(0.13)

Net realized gains	(2.92)	(3.17)	(1.78)	(0.36)	—

Total distributions	(3.08)	(3.31)	(1.93)	(0.64)	(0.13)

Net asset value, end of year	$19.36	$17.68	$22.32	$24.07	$18.23

Total return[d]	30.19%	(7.39)%	0.57%	36.24%	18.39%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%	0.90%	0.88%	0.88%	0.92%

Expenses net of waiver and payments by affiliates	0.89% [e]	0.89% [e]	0.88% [e,f]	0.88%	0.92%

Net investment income	0.59%	0.79%	0.57%	0.65%	1.45%	[c]

Supplemental data

Net assets, end of year (000’s)	$1,366,807	$1,172,173	$1,445,325	$1,606,802	$1,286,573

Portfolio turnover rate	34.60%	27.05%	19.45%	10.44%	5.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 4
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.96	$22.63	$24.37	$18.44	$15.71

Income from investment operations[a]:

Net investment income[b]	0.09	0.14	0.11	0.12	0.22	[c]

Net realized and unrealized gains (losses)	4.75	(1.52)	0.05	6.42	2.63

Total from investment operations	4.84	(1.38)	0.16	6.54	2.85

Less distributions from:

Net investment income	(0.14)	(0.12)	(0.12)	(0.25)	(0.12)

Net realized gains	(2.92)	(3.17)	(1.78)	(0.36)	—

Total distributions	(3.06)	(3.29)	(1.90)	(0.61)	(0.12)

Net asset value, end of year	$19.74	$17.96	$22.63	$24.37	$18.44

Total return[d]	30.12%	(7.52)%	0.48%	36.12%	18.27%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.01%	1.00%	0.98%	0.98%	1.02%

Expenses net of waiver and payments by affiliates	0.99% [e]	0.99% [e]	0.98% [e,f]	0.98%	1.02%

Net investment income	0.49%	0.69%	0.47%	0.55%	1.35%	[c]

Supplemental data

Net assets, end of year (000’s)	$32,751	$26,128	$30,452	$35,936	$32,424

Portfolio turnover rate	34.60%	27.05%	19.45%	10.44%	5.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Small Cap Value VIP Fund

		Shares	Value
	Common Stocks 96.4%
	Aerospace & Defense 4.3%
	AAR Corp.	1,110,700	$36,708,635
	Cubic Corp.	270,800	12,984,860
a	Esterline Technologies Corp.	145,900	13,014,280

			62,707,775

	Automobiles & Components 3.2%
	Gentex Corp.	440,700	8,677,383
	LCI Industries	179,800	19,373,450
	Thor Industries Inc.	157,900	15,797,895
	Winnebago Industries Inc.	99,300	3,142,845

			46,991,573

	Banks 11.7%
	BNC Bancorp.	668,200	21,315,580
	Bryn Mawr Bank Corp.	20,300	855,645
	Chemical Financial Corp.	591,154	32,022,812
	Columbia Banking System Inc.	585,600	26,164,608
	EverBank Financial Corp.	673,200	13,093,740
	First Horizon National Corp.	1,103,900	22,089,039
	First of Long Island Corp.	169,900	4,850,645
	German American Bancorp Inc.	67,200	3,535,392
	Lakeland Financial Corp.	551,400	26,114,304
	Peoples Bancorp Inc.	257,000	8,342,220
	TrustCo Bank Corp. NY	684,300	5,987,625
	Washington Trust Bancorp Inc.	101,800	5,705,890

			170,077,500

	Building Products 5.1%
a	Armstrong Flooring Inc.	492,100	9,797,711
a	Gibraltar Industries Inc.	361,200	15,043,980
	Griffon Corp.	399,400	10,464,280
	Insteel Industries Inc.	130,700	4,658,148
	Simpson Manufacturing Co. Inc.	438,400	19,180,000
	Universal Forest Products Inc.	139,800	14,284,764

			73,428,883

	Commercial & Professional Services 2.6%
a	Huron Consulting Group Inc.	171,300	8,676,345
	McGrath RentCorp.	455,018	17,832,156
	MSA Safety Inc.	153,113	10,615,324

			37,123,825

	Construction & Engineering 3.0%
	Argan Inc.	35,000	2,469,250
	EMCOR Group Inc.	338,000	23,916,880
	Granite Construction Inc.	312,700	17,198,500

			43,584,630

	Consumer Durables & Apparel 3.1%
a	BRP Inc. (Canada)	878,100	18,538,975
	Brunswick Corp.	49,900	2,721,546
	Hooker Furniture Corp.	158,800	6,026,460
	La-Z-Boy Inc.	296,500	9,206,325
a	M/I Homes Inc.	361,300	9,097,534

			45,590,840

FSV-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Consumer Services 0.8%
	Brinker International Inc.	246,900	$12,228,957

	Electrical Equipment 1.6%
	Encore Wire Corp.	9,200	398,820
	EnerSys	234,810	18,338,661
	Regal Beloit Corp.	68,600	4,750,550

			23,488,031

	Energy 6.6%
a	Energen Corp.	280,107	16,153,771
a	Helix Energy Solutions Group Inc.	679,700	5,994,954
	Hunting PLC (United Kingdom)	2,086,200	16,126,032
a	Natural Gas Services Group Inc.	145,100	4,664,965
a	Oil States International Inc.	567,900	22,148,100
a	Rowan Cos. PLC	253,600	4,790,504
a	Unit Corp.	940,700	25,276,609

			95,154,935

	Food, Beverage & Tobacco 5.1%
	AGT Food and Ingredients Inc. (Canada)	170,500	4,652,309
	Dairy Crest Group PLC (United Kingdom)	1,294,000	9,874,917
	GrainCorp Ltd. (Australia)	408,300	2,816,656
a	Landec Corp.	848,600	11,710,680
	Maple Leaf Foods Inc. (Canada)	1,700,800	35,616,991
a	Omega Protein Corp.	375,800	9,413,790

			74,085,343

	Health Care Equipment & Services 3.4%
	Hill-Rom Holdings Inc.	435,700	24,460,198
	STERIS PLC	363,600	24,503,004

			48,963,202

	Industrial Conglomerates 1.9%
	Carlisle Cos. Inc.	245,400	27,065,166

	Insurance 7.5%
	Arthur J. Gallagher & Co.	168,200	8,739,672
	Aspen Insurance Holdings Ltd.	466,400	25,652,000
	Endurance Specialty Holdings Ltd.	116,300	10,746,120
	The Hanover Insurance Group Inc.	199,100	18,120,091
	Horace Mann Educators Corp.	187,600	8,029,280
	Old Republic International Corp.	763,300	14,502,700
	Validus Holdings Ltd.	415,000	22,829,150

			108,619,013

	Machinery 6.3%
	Astec Industries Inc.	311,300	21,000,298
	Federal Signal Corp.	134,600	2,101,106
	Franklin Electric Co. Inc.	89,464	3,480,150
	Hillenbrand Inc.	115,000	4,410,250
	Kennametal Inc.	338,400	10,578,384
	Lindsay Corp.	87,300	6,513,453
	Mueller Industries Inc.	475,700	19,008,972
	Mueller Water Products Inc., A	1,623,200	21,604,792
	Watts Water Technologies Inc., A	47,000	3,064,400

			91,761,805

Annual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials 6.1%
	A Schulman Inc.	98,166	$3,283,653
	AptarGroup Inc.	65,000	4,774,250
a	Detour Gold Corp. (Canada)	672,100	9,154,534
	H.B. Fuller Co.	149,140	7,204,953
a	Ingevity Corp.	168,200	9,227,452
	Minerals Technologies Inc.	86,800	6,705,300
	OceanaGold Corp. (Australia)	2,985,200	8,692,383
	Sensient Technologies Corp.	443,800	34,873,804
	Stepan Co.	47,200	3,845,856

			87,762,185

	Pharmaceuticals, Biotechnology & Life Sciences 1.7%
	Gerresheimer AG (Germany)	336,000	24,966,937

	Real Estate 4.6%
	Brandywine Realty Trust	1,359,300	22,442,043
	LTC Properties Inc.	689,800	32,406,804
	Sunstone Hotel Investors Inc.	749,900	11,435,975

			66,284,822

	Retailing 1.7%
	Caleres Inc.	355,600	11,670,792
	The Cato Corp., A	264,600	7,959,168
	The Finish Line Inc., A	184,300	3,466,683
a	Genesco Inc.	14,108	876,107
a	West Marine Inc.	23,600	247,092

			24,219,842

	Semiconductors & Semiconductor Equipment 4.8%
	Cohu Inc.	736,000	10,230,400
a	Kulicke and Soffa Industries Inc. (Singapore)	449,313	7,166,542
	MKS Instruments Inc.	435,700	25,880,580
a	Photronics Inc.	911,000	10,294,300
a	Versum Materials Inc.	548,200	15,387,974

			68,959,796

	Software & Services 1.5%
	Mentor Graphics Corp.	592,300	21,849,947

	Technology Hardware & Equipment 1.8%
a	NetScout Systems Inc.	447,700	14,102,550
a	Rogers Corp.	61,500	4,723,815
a	Zebra Technologies Corp., A	79,300	6,800,768

			25,627,133

	Telecommunication Services 0.6%
a	ORBCOMM Inc.	1,042,000	8,617,340

	Transportation 2.9%
a	SAIA Inc.	482,500	21,302,375
a	Spirit Airlines Inc.	345,200	19,973,272

			41,275,647

FSV-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Utilities 4.5%
	Connecticut Water Service Inc.	47,200	$2,636,120
	IDACORP Inc.	412,689	33,242,099
	Spire Inc.	452,000	29,176,600

			65,054,819

	Total Common Stocks (Cost $954,519,517)		1,395,489,946

		Principal Amount
	Corporate Bonds (Cost $9,150,200) 0.7%
	Energy 0.7%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	9,391,200

	Total Investments before Short Term Investments (Cost $963,669,717)		1,404,881,146

		Shares
	Short Term Investments (Cost $46,387,989) 3.2%
	Money Market Funds 3.2%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	46,387,989	46,387,989

	Total Investments (Cost $1,010,057,706) 100.3%		1,451,269,135
	Other Assets, less Liabilities (0.3)%		(3,880,794)

	Net Assets 100.0%		$1,447,388,341

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$963,669,717
Cost - Non-controlled affiliates (Note 3e)	46,387,989

Total cost of investments	$1,010,057,706

Value - Unaffiliated issuers	$1,404,881,146
Value - Non-controlled affiliates (Note 3e)	46,387,989

Total value of investments	1,451,269,135
Receivables:
Investment securities sold	1,565,468
Capital shares sold	295,542
Dividends and interest	1,432,927
Other assets	99

Total assets	1,454,563,171

Liabilities:
Payables:
Investment securities purchased	2,097,665
Capital shares redeemed	3,551,580
Management fees	747,432
Distribution fees	569,659
Accrued expenses and other liabilities	208,494

Total liabilities	7,174,830

Net assets, at value	$1,447,388,341

Net assets consist of:
Paid-in capital	$903,201,668
Undistributed net investment income	7,943,725
Net unrealized appreciation (depreciation)	441,206,111
Accumulated net realized gain (loss)	95,036,837

Net assets, at value	$1,447,388,341

Class 1:
Net assets, at value	$47,830,815

Shares outstanding	2,400,230

Net asset value and maximum offering price per share	$19.93

Class 2:
Net assets, at value	$1,366,806,647

Shares outstanding	70,592,228

Net asset value and maximum offering price per share	$19.36

Class 4:
Net assets, at value	$32,750,879

Shares outstanding	1,659,046

Net asset value and maximum offering price per share	$19.74

FSV-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Small Cap Value VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$18,395,887
Non-controlled affiliates (Note 3e)	1,724
Interest	722,976
Income from securities loaned (net of fees and rebates)	143,159

Total investment income	19,263,746

Expenses:
Management fees (Note 3a)	8,224,350
Distribution fees: (Note 3c)
Class 2	3,069,570
Class 4	97,312
Custodian fees (Note 4)	19,655
Reports to shareholders	296,538
Professional fees	54,573
Trustees’ fees and expenses	6,010
Other	29,187

Total expenses	11,797,195
Expense reductions (Note 4)	(12)
Expenses waived/paid by affiliates (Note 3e)	(282,691)

Net expenses	11,514,492

Net investment income	7,749,254

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	96,485,228
Foreign currency transactions	(122,306)

Net realized gain (loss)	96,362,922

Net change in unrealized appreciation (depreciation) on:
Investments	243,792,651
Translation of other assets and liabilities denominated in foreign currencies	(4,935)

Net change in unrealized appreciation (depreciation)	243,787,716

Net realized and unrealized gain (loss)	340,150,638

Net increase (decrease) in net assets resulting from operations	$347,899,892

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$7,749,254	$11,196,499
Net realized gain (loss)	96,362,922	195,958,536
Net change in unrealized appreciation (depreciation)	243,787,716	(310,285,782)

Net increase (decrease) in net assets resulting from operations	347,899,892	(103,130,747)

Distributions to shareholders from:
Net investment income:
Class 1	(515,097)	(483,179)
Class 2	(10,103,275)	(8,399,662)
Class 4	(189,568)	(155,331)
Net realized gains:
Class 1	(7,134,342)	(7,665,840)
Class 2	(185,669,944)	(193,180,034)
Class 4	(4,020,473)	(4,250,502)

Total distributions to shareholders	(207,632,699)	(214,134,548)

Capital share transactions: (Note 2)
Class 1	(2,877,866)	(165,713)
Class 2	62,430,130	25,699,762
Class 4	3,371,117	2,309,001

Total capital share transactions	62,923,381	27,843,050

Net increase (decrease) in net assets	203,190,574	(289,422,245)
Net assets:
Beginning of year	1,244,197,767	1,533,620,012

End of year	$1,447,388,341	$1,244,197,767

Undistributed net investment income included in net assets:
End of year	$7,943,725	$11,124,717

FSV-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	219,629	$4,034,514	97,924	$2,017,340
Shares issued in reinvestment of distributions	456,683	7,649,439	407,044	8,149,019
Shares redeemed	(809,509)	(14,561,819)	(507,751)	(10,332,072)

Net increase (decrease)	(133,197)	$(2,877,866)	(2,783)	$(165,713)

Class 2 Shares:
Shares sold	7,124,811	$128,912,250	3,551,318	$71,764,155
Shares issued in reinvestment of distributions	12,018,000	195,773,219	10,305,710	201,579,696
Shares redeemed	(14,862,137)	(262,255,339)	(12,288,306)	(247,644,089)

Net increase (decrease)	4,280,674	$62,430,130	1,568,722	$25,699,762

Class 4 Shares:
Shares sold	330,960	$6,027,880	220,435	$4,535,105
Shares issued in reinvestment of distributions	253,312	4,210,041	221,510	4,405,833
Shares redeemed	(379,696)	(6,866,804)	(332,844)	(6,631,937)

Net increase (decrease)	204,576	$3,371,117	109,101	$2,309,001

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.631% of the Fund’s average daily net assets.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	103,357,618	274,969,782	(331,939,411)	46,387,989	$46,387,989	$1,724	$—	0.3%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$10,807,940	$11,870,655
Long term capital gain	196,824,759	202,263,893

	$207,632,699	$214,134,548

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$1,010,851,072

Unrealized appreciation	$459,747,620
Unrealized depreciation	(19,329,557)

Net unrealized appreciation (depreciation)	$440,418,063

Undistributed ordinary income	$7,943,724
Undistributed long term capital gain	95,830,205

Distributable earnings	$103,773,929

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $422,233,611 and $499,426,429, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,395,489,946	$—	$—	$1,395,489,946
Corporate Bonds	—	9,391,200	—	9,391,200
Short Term Investments	46,387,989	—	—	46,387,989

Total Investments in Securities	$1,441,877,935	$9,391,200	$—	$1,451,269,135

aFor detailed categories, see the accompanying Statement of Investments.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure others than those already disclosed in the financial statements.

Annual Report	FSV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Small Cap Value VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $196,824,759 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Annual Report	FSV-25

Franklin Small-Mid Cap Growth VIP Fund

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+4.40%	+11.06%	+6.68%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell Midcap® Growth Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSC-1

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a total return of +7.33%, and its broad benchmark, the S&P 500, produced a +11.96% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 12/31/16

*Includes common and preferred stocks.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.3 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. Other contributing factors included investors’ expectations of higher interest rates and inflation in the U.S. driven by hopes of expansionary fiscal policies under the new president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. The Fed’s decision to keep interest rates unchanged at its November meeting further boosted investor confidence. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the S&P 500.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the year under review, some sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Fund’s narrow benchmark, the Russell Midcap Growth® Index, key contributors included an overweighted allocation in energy and stock selection in the consumer staples and real estate sectors.

In energy, positions in oil and natural gas provider Concho Resources and natural gas provider EQT contributed to the Fund’s relative performance.4 Shares of Concho Resources appreciated in 2016 as crude oil prices recovered from winter 2015–2016 lows and Concho was able to increase its Permian Basin oil acreage position, while delivering operating results above market expectations. Concho made several acquisitions of private Permian oil companies, including one of Reliance Energy, which increased its ownership of core acreage in the low cost Permian oil province. The company also raised its production growth guidance above market expectations for no volume growth in 2016 without changing its capital spending guidance, thus demonstrating better-than-expected drilling efficiency. The Fund’s holding in EQT benefited from a rebound in natural gas prices following a record warm winter that caused prices to decrease. Last winter’s drop in natural gas prices led to more decreases in the U.S. natural rig count, which helped the U.S. natural gas supply to continue to decline and balance the market. EQT also made several acquisitions in the Marcellus Shale basin of Pennsylvania and West Virginia at what we considered attractive values, which expanded its footprint and increased its inventory of premium undrilled locations, thereby removing some market concern that the company had drilled up its best natural gas wells.

In the consumer staples sectors and real estate sectors, contributors included WhiteWave Foods4 and Equinix, respectively. American consumer packaged food and beverage company Whitewave’s shares surged as multinational food company Danone announced in July its intention to acquire WhiteWave in an all-cash transaction. We believed the purchase price was fair so decided to exit our position following the announcement. Data center provider Equinix benefited from trends toward hybrid cloud architecture for enterprises. The company also benefited from the strong growth of cloud computing technology. Equinix made several

4. Sold by period-end.

Annual Report	FSC-3

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Top 10 Holdings
12/31/16
Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrials	2.0%
Quintiles IMS Holdings Inc. Health Care	1.8%
Equinix Inc. Real Estate	1.7%
Signature Bank Financials	1.7%
The Cooper Cos. Inc. Health Care	1.6%
Edwards Lifesciences Corp. Health Care	1.6%
Willis Towers Watson PLC Financials	1.5%
Hologic Inc. Health Care	1.5%
Genesee & Wyoming Inc. Industrials	1.4%
Mettler-Toledo International Inc. Health Care	1.4%

acquisitions in 2016 including Bit-Isle and data center and colocation center company TelecityGroup, which have expanded its global footprint. Additionally, Equinix recently announced a deal to acquire Verizon’s datacenters.

Other notable contributors to the Fund’s relative performance included construction materials manufacturer Martin Marietta Materials and geospatial information products and services provider DigitalGlobe. Martin Marietta Materials enjoyed strong demand for aggregates and cement across all three of its end-markets: residential construction, non-residential and infrastructure. The company’s stock was strong following the U.S. election on expectations for a large increase in infrastructure spending at the federal level, as well as expectations around the benefits of a lower corporate tax rate. It also benefited from the passage of the Fixing America’s Surface Transportation Act in late 2015, a federal highway bill that provided funding visibility for the next five years, along with the passage of several state gas tax increases and other initiatives to support the construction of new roads, highways and bridges. Share buybacks have also continued. Shares of DigitalGlobe rebounded during the period under review as the company began to execute better after missing estimates previously. We believe the new chief financial officer has done an excellent job at trimming costs and driving better cash conversion. Finally, the market has become less concerned about new disruptive competition.

In contrast, a key detractor from the Fund’s relative performance was stock selection and an overweighted position in the health care sector. Stock selection in the financials sector also detracted from relative results but it was slightly offset by a favorable overweighting in the sector. Finally, stock selection and an overweighting in the information technology (IT) sector hampered relative performance.

Notable detractors in health care included Perrigo,4 Akorn4 and Impax Laboratories. Shares of specialty pharmaceuticals manufacturer Perrigo fell due to news of the departure of its chief executive officer and a write-down in its recently acquired European consumer brand product portfolio. The company is also experiencing challenges in its U.S. generic business due to pricing and competition. Generic pharmaceutical company Akorn declined following concerns over generic drug pricing due to competition and customer consolidation. Additionally, regulatory actions at a key manufacturing plant has delayed several generic drug approvals. Specialty pharmaceutical company Impax Labs was also negatively impacted by concerns over generic drug pricing due to competition and customer consolidation. Additionally, poorly executed and timed acquisition of several generic assets from Teva Pharmaceutials led to a significant write-down of the acquisition. The company also reduced earnings guidance three times in 2016.

In financials, advisory and broking solutions company Willis Towers Watson reported weak organic revenue growth and profit margins in the first three quarters following the merger of Willis and Towers Watson. We believe performance may improve in 2017, but 2016 was a more disappointing transition year than expected.

Within IT, network security solutions provider Palo Alto Networks and commercial real estate information company CoStar Group hindered the Fund’s performance. Palo Alto Networks experienced difficulties during the period when investors became concerned about slowing product revenue growth and the impact of a public cloud on the company’s long-term growth potential. Nevertheless, given the growing importance of cyber security and Palo Alto’s differentiated platform offering, we believe that spending trends could re-accelerate over the next few quarters and we find the company’s valuation compelling at current levels. CoStar’s management announced an unexpected investment in data research resources that was not previously incorporated in earnings estimates. We believe this investment could enable the company to capture a greater share of the upsell potential from its prior acquisition of LoopNet, but it has likely created some

FSC-4	Annual Report

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

uncertainty among investors as to the company’s sustainable

growth and margin profile.

Thank you for your participation in Franklin Small-Mid Cap

Growth VIP Fund. We look forward to serving your future

investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.

The way we implement our main investment strategies and the

resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market,

country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.

Although historical performance is no guarantee of future results,

these insights may help you understand our investment management philosophy.

Annual Report	FSC-5

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16– 12/31/16[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16– 12/31/16[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,049.60	$4.17	$1,021.06	$4.12	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FSC-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,
	2016		2015		2014	2013	2012
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.09		$24.95		$28.38	$21.87	$21.19

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)		—	[c,d]	(0.07)	(0.09)	(0.01)[e]

Net realized and unrealized gains (losses)	0.77		(0.03)		2.04	8.19	2.27

Total from investment operations	0.74		(0.03)		1.97	8.10	2.26

Less distributions from net realized gains	(2.06)		(5.83)		(5.40)	(1.59)	(1.58)

Net asset value, end of year	$17.77		$19.09		$24.95	$28.38	$21.87

Total return[f]	4.40%		(2.44)%		7.78%	38.50%	11.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.84%		0.81%		0.80%	0.80%	0.80%

Expenses net of waiver and payments by affiliates	0.82%	[g]	0.81%	[h]	0.80% [h]	0.80% [g]	0.80%

Net investment income (loss)	(0.16)%		0.01%	[d]	(0.29)%	(0.35)%	(0.03)% [e]

Supplemental data

Net assets, end of year (000’s)	$31,756		$87,866		$99,803	$98,020	$75,977

Portfolio turnover rate	32.23%	[i]	37.85%		48.73%	42.77%	41.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.16)%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2016		2015		2014		2013		2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.69		$23.56		$27.16		$21.04		$20.49

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)		(0.05)	[c]	(0.13)		(0.14)		(0.06)	[d]

Net realized and unrealized gains (losses)	0.71		0.01		1.93		7.85		2.19

Total from investment operations	0.64		(0.04)		1.80		7.71		2.13

Less distributions from net realized gains	(2.06)		(5.83)		(5.40)		(1.59)		(1.58)

Net asset value, end of year	$16.27		$17.69		$23.56		$27.16		$21.04

Total return[e]	4.17%		(2.66)%		7.47%		38.15%		10.85%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.09%		1.06%		1.05%		1.05%		1.05%

Expenses net of waiver and payments by affiliates	1.07%	[f]	1.06%	[g]	1.05%	[g]	1.05%	[f]	1.05%

Net investment income (loss)	(0.41)%		(0.24)%	[c]	(0.54)%		(0.60)%		(0.28)%	[d]

Supplemental data

Net assets, end of year (000’s)	$392,777		$478,649		$582,772		$660,806		$670,193

Portfolio turnover rate	32.23%	[h]	37.85%		48.73%		42.77%		41.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.41)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

FSC-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.23		$24.14	$27.72	$21.47	$20.90

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)		(0.07)[c]	(0.16)	(0.17)	(0.09)[d]

Net realized and unrealized gains (losses)	0.73		(0.01)	1.98	8.01	2.24

Total from investment operations	0.64		(0.08)	1.82	7.84	2.15

Less distributions from net realized gains	(2.06)		(5.83)	(5.40)	(1.59)	(1.58)

Net asset value, end of year	$16.81		$18.23	$24.14	$27.72	$21.47

Total return[e]	4.04%		(2.77)%	7.39%	37.99%	10.79%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.19%		1.16%	1.15%	1.15%	1.15%

Expenses net of waiver and payments by affiliates	1.17%	[f]	1.16% [g]	1.15% [g]	1.15% [f]	1.15%

Net investment income (loss)	(0.51)%		(0.34)% [c]	(0.64)%	(0.70)%	(0.38)% [d]

Supplemental data

Net assets, end of year (000’s)	$13,825		$15,105	$16,384	$19,132	$12,000

Portfolio turnover rate	32.23%	[h]	37.85%	48.73%	42.77%	41.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.51)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value
	Common Stocks 96.5%
	Consumer Discretionary 18.8%
	Advance Auto Parts Inc.	17,273	$2,921,210
a	Buffalo Wild Wings Inc.	25,665	3,962,676
	Delphi Automotive PLC (United Kingdom)	68,077	4,584,986
	Dick’s Sporting Goods Inc.	91,742	4,871,500
a	Dollar Tree Inc.	66,811	5,156,473
	Dominos Pizza Inc.	9,200	1,465,008
	Expedia Inc.	11,500	1,302,720
a	Global Eagle Entertainment Inc.	243,694	1,574,263
a	Grand Canyon Education Inc.	87,257	5,100,172
	Hanesbrands Inc.	212,907	4,592,404
a	IMAX Corp.	124,088	3,896,363
	L Brands Inc.	74,388	4,897,706
a	Liberty Broadband Corp., C	53,650	3,973,855
	Marriott International Inc., A	51,167	4,230,488
	Newell Brands Inc.	101,444	4,529,475
a	Norwegian Cruise Line Holdings Ltd.	115,378	4,907,026
a	NVR Inc.	2,382	3,975,558
a	O’Reilly Automotive Inc.	18,007	5,013,329
	Ross Stores Inc.	76,385	5,010,856
	Tractor Supply Co.	62,337	4,725,768
a,b	Zoe’s Kitchen Inc.	72,269	1,733,733

			82,425,569

	Consumer Staples 4.8%
	Church & Dwight Co. Inc.	25,000	1,104,750
	Molson Coors Brewing Co., B	30,200	2,938,762
a	Monster Beverage Corp.	69,416	3,077,906
	Pinnacle Foods Inc.	101,494	5,424,854
a	Post Holdings Inc.	57,739	4,641,638
a	TreeHouse Foods Inc.	53,449	3,858,483

			21,046,393

	Energy 2.5%
	Cabot Oil & Gas Corp., A	153,649	3,589,241
a	Concho Resources Inc.	7,722	1,023,937
	Noble Energy Inc.	83,207	3,166,858
	Superior Energy Services Inc.	185,061	3,123,830

			10,903,866

	Financials 9.1%
a	Affiliated Managers Group Inc.	42,286	6,144,156
	Arthur J. Gallagher & Co.	102,008	5,300,336
	Lazard Ltd., A	116,837	4,800,832
	MarketAxess Holdings Inc.	18,696	2,746,816
	Moody’s Corp.	36,909	3,479,411
a	Signature Bank	48,479	7,281,546
a	SVB Financial Group	21,578	3,704,080
	Willis Towers Watson PLC	54,100	6,615,348

			40,072,525

	Health Care 19.2%
a	Acadia Pharmaceuticals Inc.	41,773	1,204,733
a,b	AveXis Inc.	18,000	859,140
a	BioMarin Pharmaceutical Inc.	20,408	1,690,599

FSC-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
a	Celldex Therapeutics Inc.	111,622	$395,142
a	Cerner Corp.	44,995	2,131,413
	The Cooper Cos. Inc.	39,272	6,869,851
a	DaVita Inc.	64,692	4,153,226
	DENTSPLY SIRONA Inc.	61,189	3,532,441
a	DexCom Inc.	64,388	3,843,964
a	Edwards Lifesciences Corp.	72,921	6,832,698
a	Envision Healthcare Corp.	21,210	1,342,381
a,b	Heron Therapeutics Inc.	68,230	893,813
a	Hologic Inc.	159,367	6,393,804
a	Impax Laboratories Inc.	78,787	1,043,928
a	Incyte Corp.	29,169	2,924,776
a	Insulet Corp.	49,688	1,872,244
a,b	iRhythm Technologies Inc.	34,200	1,026,000
a	Mallinckrodt PLC	91,653	4,566,152
a	Mednax Inc.	16,703	1,113,422
a	Mettler-Toledo International Inc.	15,155	6,343,277
a	Neurocrine Biosciences Inc.	24,944	965,333
a	Nevro Corp.	58,581	4,256,495
a	Patheon NV	42,276	1,213,744
a	Penumbra Inc.	21,648	1,381,142
a	Pfenex Inc.	129,710	1,176,470
a	Quintiles IMS Holdings Inc.	101,193	7,695,728
a,b	Revance Therapeutics Inc.	88,972	1,841,720
a	Tesaro Inc.	23,724	3,190,403
a,b	TherapeuticsMD Inc.	142,583	822,704
a	Waters Corp.	17,500	2,351,825

			83,928,568

	Industrials 14.2%
	Acuity Brands Inc.	17,707	4,087,838
	Allegiant Travel Co.	13,926	2,317,286
a	DigitalGlobe Inc.	89,743	2,571,137
	Dun & Bradstreet Corp.	39,842	4,833,631
a	Genesee & Wyoming Inc.	91,416	6,345,185
a	HD Supply Holdings Inc.	103,545	4,401,698
	Hexcel Corp.	97,934	5,037,725
a	IHS Markit Ltd.	175,315	6,207,904
	J.B. Hunt Transport Services Inc.	36,846	3,576,641
	Robert Half International Inc.	126,288	6,160,329
	Roper Technologies Inc.	46,743	8,557,709
	Stanley Black & Decker Inc.	22,996	2,637,411
	Textron Inc.	42,000	2,039,520
a	Univar Inc.	15,000	425,550
a	Verisk Analytics Inc.	37,561	3,048,826

			62,248,390

	Information Technology 20.6%[a]
a	2U Inc.	139,079	4,193,232
a	Alarm.com Holdings Inc.	34,696	965,590
	Alliance Data Systems Corp.	10,266	2,345,781
	Analog Devices Inc.	46,091	3,347,128
a	ANSYS Inc.	33,169	3,067,801

Annual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
[a]	Atlassian Corp. PLC (Australia)	81,082	$1,952,455
[a]	Blackline Inc.	11,100	306,693
[a]	Bottomline Technologies (de) Inc.	110,319	2,760,181
[a]	Cavium Inc.	20,500	1,280,020
	Cognex Corp.	66,648	4,240,146
[a]	CoStar Group Inc.	31,635	5,962,881
	CSRA Inc.	173,055	5,510,071
[a]	Electronic Arts Inc.	31,349	2,469,047
	Fidelity National Information Services Inc.	64,682	4,892,546
[a]	FleetCor Technologies Inc.	31,695	4,485,476
[a]	GoDaddy Inc., A	127,917	4,470,699
[a]	Integrated Device Technology Inc.	78,440	1,848,046
	KLA-Tencor Corp.	38,287	3,012,421
	Lam Research Corp.	37,316	3,945,421
	Microchip Technology Inc.	57,127	3,664,697
	Monolithic Power Systems	2,600	213,018
[a]	Palo Alto Networks Inc.	34,998	4,376,500
[a]	Proofpoint Inc.	31,124	2,198,911
[a]	Q2 Holdings Inc.	19,696	568,230
[a]	Quantenna Communications Inc.	11,900	215,747
[a]	ServiceNow Inc.	60,537	4,500,321
	Skyworks Solutions Inc.	7,000	522,620
[a]	Square Inc., A	28,000	381,640
[a]	Vantiv Inc., A	105,734	6,303,861
[a]	ViaSat Inc.	44,366	2,937,916
[a]	Workday Inc., A	32,143	2,124,331
[a]	Zendesk Inc.	53,100	1,125,720

			90,189,147

	Materials 3.9%
[a]	Axalta Coating Systems Ltd.	219,007	5,956,991
[a]	Ingevity Corp.	41,921	2,299,786
	International Flavors & Fragrances Inc.	21,500	2,533,345
	Martin Marietta Materials Inc.	28,191	6,245,152

			17,035,274

	Real Estate 2.6%
[a]	CBRE Group Inc.	122,621	3,861,335
	Equinix Inc.	20,553	7,345,848

			11,207,183

	Telecommunication Services 0.8%
[a]	SBA Communications Corp.	35,557	3,671,616

	Total Common Stocks (Cost $329,802,194)		422,728,531

	Preferred Stocks 0.5%
	Consumer Discretionary 0.5%
[a,c]	DraftKings Inc., pfd., D	115,528	522,972
[a,c]	DraftKings Inc., pfd., D-1	284,105	1,782,475

	Total Preferred Stocks (Cost $2,800,003)		2,305,447

	Total Investments before Short Term Investments (Cost $332,602,197)		425,033,978

FSC-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Short Term Investments 4.4%
	Money Market Funds (Cost $14,138,203) 3.2%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	14,138,203	$14,138,203

[f]	Investments from Cash Collateral Received for Loaned Securities (Cost $5,131,350) 1.2%
	Money Market Funds 1.2%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	5,131,350	5,131,350

	Total Investments (Cost $351,871,750) 101.4%		444,303,531
	Other Assets, less Liabilities (1.4)%		(5,945,746)

	Net Assets 100.0%		$438,357,785

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2016. See Note 1(c).

cSee Note 7 regarding restricted securities.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

fSee Note 1(c) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$332,602,197
Cost - Non-controlled affiliates (Note 3e)	19,269,553

Total cost of investments	$351,871,750

Value - Unaffiliated issuers	$425,033,978
Value - Non-controlled affiliates (Note 3e)	19,269,553

Total value of investments (includes securities loaned in the amount of $4,995,700)	444,303,531
Receivables:
Capital shares sold	17,510
Dividends and interest	113,821
Other assets	59

Total assets	444,434,921

Liabilities:
Payables:
Investment securities purchased	34,396
Capital shares redeemed.	284,343
Management fees	296,613
Distribution fees	174,238
Payable upon return of securities loaned	5,131,350
Accrued expenses and other liabilities	156,196

Total liabilities.	6,077,136

Net assets, at value	$438,357,785

Net assets consist of:
Paid-in capital	$301,918,633
Net unrealized appreciation (depreciation)	92,431,781
Accumulated net realized gain (loss)	44,007,371

Net assets, at value	$438,357,785

Class 1:
Net assets, at value	$31,756,411

Shares outstanding	1,786,607

Net asset value and maximum offering price per share	$17.77

Class 2:
Net assets, at value	$392,776,519

Shares outstanding	24,144,615

Net asset value and maximum offering price per share	$16.27

Class 4:
Net assets, at value	$13,824,855

Shares outstanding	822,362

Net asset value and maximum offering price per share	$16.81

FSC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$3,272,622
Non-controlled affiliates (Note 3e)	474
Income from securities loaned (net of fees and rebates)	187,907

Total investment income	3,461,003

Expenses:
Management fees (Note 3a)	4,158,610
Distribution fees: (Note 3c)
Class 2	1,097,281
Class 4	49,110
Custodian fees (Note 4)	4,390
Reports to shareholders	162,275
Professional fees	47,882
Trustees’ fees and expenses	2,621
Other	18,490

Total expenses	5,540,659
Expense reductions (Note 4)	(40)
Expenses waived/paid by affiliates (Note 3e)	(83,600)

Net expenses	5,457,019

Net investment income (loss)	(1,996,016)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $22,002,600) (Note 9)	66,634,973
Foreign currency transactions	2,038

Net realized gain (loss)	66,637,011

Net change in unrealized appreciation (depreciation) on investments	(44,367,102)
Net realized and unrealized gain (loss)	22,269,909

Net increase (decrease) in net assets resulting from operations	$20,273,893

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,996,016)	$(1,403,843)
Net realized gain (loss)	66,637,011	63,022,161
Net change in unrealized appreciation (depreciation)	(44,367,102)	(74,279,798)

Net increase (decrease) in net assets resulting from operations	20,273,893	(12,661,480)

Distributions to shareholders from:
Net realized gains:
Class 1	(8,833,462)	(22,509,343)
Class 2	(52,547,749)	(135,758,632)
Class 4	(1,581,894)	(4,098,814)

Total distributions to shareholders	(62,963,105)	(162,366,789)

Capital share transactions: (Note 2)
Class 1	(50,265,073)	12,480,207
Class 2	(50,062,313)	41,958,103
Class 4	(245,962)	3,251,391

Total capital share transactions.	(100,573,348)	57,689,701

Net increase (decrease) in net assets	(143,262,560)	(117,338,568)
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	581,620,345	698,958,913

End of year	$438,357,785	$581,620,345

FSC-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2016, 46.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences,

Annual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

FSC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	134,053	$2,403,127	195,710	$4,581,670
Shares issued in reinvestment of distributions	521,763	8,833,462	1,062,262	22,509,343
Shares redeemed in-kind (Note 9)	(2,772,844)	(48,919,064)	—	—
Shares redeemed	(698,942)	(12,582,598)	(655,587)	(14,610,806)

Net increase (decrease)	(2,815,970)	$(50,265,073)	602,385	$12,480,207

Class 2 Shares:
Shares sold	1,837,505	$30,239,284	1,198,268	$26,202,656
Shares issued in reinvestment of distributions	3,385,809	52,547,749	6,905,322	135,758,632
Shares redeemed in-kind (Note 9)	(3,221,857)	(52,049,416)	—	—
Shares redeemed	(4,916,789)	(80,799,930)	(5,776,970)	(120,003,185)

Net increase (decrease)	(2,915,332)	$(50,062,313)	2,326,620	$41,958,103

Class 4 Shares:
Shares sold	147,333	$2,490,349	239,982	$5,202,958
Shares issued in reinvestment of distributions	98,560	1,581,894	202,211	4,098,814
Shares redeemed	(252,259)	(4,318,205)	(292,263)	(6,050,381)

Net increase (decrease)	(6,366)	$(245,962)	149,930	$3,251,391

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.793% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	33,143,168	261,372,889	(275,246,504)	19,269,553	$19,269,553	$474	$—	0.1%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$—	$11,955,020
Long term capital gain	62,963,105	150,411,769

	$62,963,105	$162,366,789

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$352,347,018

Unrealized appreciation	$109,088,488
Unrealized depreciation	(17,131,975)

Net unrealized appreciation (depreciation)	$91,956,513

Distributable earnings - undistributed long term capital gains	$44,482,636

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and gains realized on in-kind shareholder redemptions.

FSC-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $164,657,812 and $235,627,723, respectively. Sales of investments excludes in-kind transactions of $95,156,094.

At December 31, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $5,131,350 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
115,528	DraftKings Inc., pfd., D	8/07/15	$622,222	$522,972
284,105	DraftKings Inc., pfd., D-1	8/07/15	2,177,781	1,782,475

	Total Restricted Securities (Value is 0.5% of Net Assets)		$2,800,003	$2,305,447

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Redemption In-Kind

During the year ended December 31, 2016, the Fund realized $22,002,600 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Annual Report	FSC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$82,425,569	$—	$2,305,447	$84,731,016
All Other Equity Investments[b]	340,302,962	—	—	340,302,962
Short Term Investments	19,269,553	—	—	19,269,553

Total Investments in Securities	$441,998,084	$—	$2,305,447	$444,303,531

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSC-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Small-Mid Cap Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	FSC-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $62,963,105 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

FSC-26	Annual Report

Franklin Strategic Income VIP Fund

We are pleased to bring you Franklin Strategic Income VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+8.25%	+4.53%	+5.45%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, delivered a +2.65% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +7.26% return.2

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.3 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

The 10-year U.S. Treasury yield, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative central bank policies and a general risk-averse sentiment boosted safe haven buying by investors. These factors drove the 10-year yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that held that possible expansionary fiscal policies under the new U.S. president Donald Trump could lead to a stronger economy and higher inflation.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSI-2	Annual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate-or credit-related derivative instruments.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets on a global basis. During the period, we maintained large allocations to credit-sensitive securities, primarily noninvestment-grade credit, with a smaller exposure to investment-grade corporate bonds. The Fund also held positions in select non-U.S. dollar global government bonds. Conversely, the Fund sought to maintain a relatively low sensitivity to U.S. interest rates, with its sector exposure favoring spread sectors, nongovernmental fixed income investments with higher yields and greater risk than governmental investments.

During the period, most spread sectors posted strong positive returns and delivered positive absolute performance. Corporate credit, both investment grade and below investment grade, was among the strongest performers. Corporate loans also benefited results.

The Fund’s overweighted exposure to corporate credit in general, particularly noninvestment-grade corporate bonds, was a major contributor to absolute performance. The Fund’s position in non-U.S. dollar denominated bonds was also additive to our results as were our positions in U.S. dollar denominated bonds. In contrast, our positions in select

Asset Allocation*
Based on Total Net Assets
	12/31/16	12/31/15
High Yield Corporates	25.6%	29.3%
Floating-Rate Loans	20.3%	20.0%
Investment Grade Corporates	16.9%	10.1%
Mortgage-Backed Securities	11.5%	3.9%
International Bonds	7.9%	15.7%
U.S. Treasuries	5.4%	4.0%
Other	4.1%	2.9%
Cash & Cash Equivalents	2.3%	7.4%
Commercial Mortgage-Backed Securities	2.1%	4.1%
Asset-Backed Securities	2.1%	0.2%
Municipal Bonds	1.9%	2.6%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

non-U.S. dollar global government bonds detracted from performance.

The Fund utilized derivatives, including currency forwards and credit derivatives. Currency forwards are typically used to take long and short positions in currencies and as a tool to hedge currency risk. Credit derivatives can be used to hedge against credit risk or to otherwise enhance Fund returns by taking long or short positions in individual credits or baskets of credits in various sectors including in the corporate, municipal, sovereign and securitized markets.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Annual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-4	Annual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,037.70	$3.02	$1,022.17	$3.00	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSI-5

FSI 3 P1 P2 P4 10/16

SUPPLEMENT DATED OCTOBER 26, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  The fourth full paragraph on page FSI-D2 in the “Fund Details – Principal InvestmentPolicies and Practices” section is replaced with:

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts, and currency options. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate, credit default and fixed income total return swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon, as well as inflation index swaps and options on fixed income exchange traded funds. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related derivative strategies for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to other portfolio holdings or changes in currency exchange rates, credit risks, interest rates and other market factors.

Please keep this supplement with your prospectus for future reference.

FSI-6

VIP SAI 6 10/16

SUPPLEMENT DATED OCTOBER 26, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

I. The fourteenth through twenty-first bullets in “The Funds – Goals, Additional Strategies and Risks – Franklin Strategic Income

VIP Fund” section are replaced with the following:

•	buy and sell put and call options on currencies
•	engage in interest rate swaps
•	buy interest rate/bond futures
•	buy and sell put and call options on interest rate/bond futures
•	buy and sell put and call options on interest rate swaps and single name and index credit default swaps (swaptions)
•	buy and sell single name and index credit default swaps
•	engage in inflation index swaps
•	engage in fixed income total return swaps
•	buy and sell options on fixed income total return swaps
•	invest in fixed income ETFs and buy and sell put and call options thereon

II.  The following is added to “The Funds – Goals, Additional Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Derivative Instruments – Options on swap agreements” section (which begins on page 33):

An option on a total return swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new total return swap on a reference asset at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a payer option on a credit default swap, in a payer option on a total return swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to sell the return on a reference asset or index at a predetermined spread on a future date in return for a regular payment. Similar to a receiver option on a credit default swap, in a receiver option on a total return swap the option buyer pays a premium for the right, but not the obligation to receive the total return of the reference asset or index in return for a regular payment. Depending on the movement of market spreads with respect to the particular referenced asset or index between the time of purchase and expiration of the option, the value of the underlying total return swap and therefore the value of the option will change. Options on total return swaps currently are traded OTC and the specific terms of each option on a total return swap are negotiated directly with the counterparty.

Please keep this supplement with your Statement of Additional Information for future reference.

FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.55	$11.90	$12.64	$13.17	$12.55

Income from investment operations[a]:

Net investment income[b]	0.48	0.53	0.54	0.59	0.65

Net realized and unrealized gains (losses)	0.37	(0.91)	(0.25)	(0.15)	0.92

Total from investment operations	0.85	(0.38)	0.29	0.44	1.57

Less distributions from:

Net investment income and net foreign currency gains	(0.39)	(0.77)	(0.78)	(0.80)	(0.93)

Net realized gains	—	(0.20)	(0.25)	(0.17)	(0.02)

Total distributions	(0.39)	(0.97)	(1.03)	(0.97)	(0.95)

Net asset value, end of year	$11.01	$10.55	$11.90	$12.64	$13.17

Total return[c]	8.25%	(3.62)%	2.12%	3.52%	13.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.67%	0.63%	0.63%	0.60%	0.58%

Expenses net of waiver and payments by affiliates	0.60% [d]	0.62% [d]	0.62% [d]	0.60% [d]	0.58%

Net investment income	4.42%	4.71%	4.34%	4.58%	5.04%

Supplemental data

Net assets, end of year (000’s)	$396,170	$441,658	$574,850	$705,493	$1,019,537

Portfolio turnover rate	128.51%	85.85%	55.64%	48.06%	49.98%

Portfolio turnover rate excluding mortgage dollar rolls[e]	77.93%	51.47%	48.86%	47.01%	48.75%
aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

e See Note 1(h) regarding mortgage dollar rolls.

FSI-8	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.21	$11.55	$12.30	$12.84	$12.27

Income from investment operations[a]:

Net investment income[b]	0.43	0.49	0.49	0.54	0.60

Net realized and unrealized gains (losses)	0.36	(0.89)	(0.24)	(0.13)	0.89

Total from investment operations	0.79	(0.40)	0.25	0.41	1.49

Less distributions from:

Net investment income and net foreign currency gains	(0.36)	(0.74)	(0.75)	(0.78)	(0.90)

Net realized gains	—	(0.20)	(0.25)	(0.17)	(0.02)

Total distributions	(0.36)	(0.94)	(1.00)	(0.95)	(0.92)

Net asset value, end of year	$10.64	$10.21	$11.55	$12.30	$12.84

Total return[c]	7.94%	(3.87)%	1.86%	3.32%	12.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%	0.88%	0.88%	0.85%	0.83%

Expenses net of waiver and payments by affiliates	0.85% [d]	0.87% [d]	0.87% [d]	0.85% [d]	0.83%

Net investment income	4.17%	4.46%	4.09%	4.33%	4.79%

Supplemental data

Net assets, end of year (000’s)	$203,418	$202,192	$206,571	$175,307	$158,451

Portfolio turnover rate	128.51%	85.85%	55.64%	48.06%	49.98%

Portfolio turnover rate excluding mortgage dollar rolls[e]	77.93%	51.47%	48.86%	47.01%	48.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.44	$11.78	$12.51	$13.04	$12.44

Income from investment operations[a]:

Net investment income[b]	0.43	0.49	0.49	0.54	0.60

Net realized and unrealized gains (losses)	0.38	(0.91)	(0.25)	(0.14)	0.91

Total from investment operations	0.81	(0.42)	0.24	0.40	1.51

Less distributions from:

Net investment income and net foreign currency gains	(0.35)	(0.72)	(0.72)	(0.76)	(0.89)

Net realized gains	—	(0.20)	(0.25)	(0.17)	(0.02)

Total distributions	(0.35)	(0.92)	(0.97)	(0.93)	(0.91)

Net asset value, end of year	$10.90	$10.44	$11.78	$12.51	$13.04

Total return[c]	7.86%	(3.98)%	1.75%	3.17%	12.67%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	0.98%	0.98%	0.95%	0.93%

Expenses net of waiver and payments by affiliates	0.95% [d]	0.97% [d]	0.97% [d]	0.95% [d]	0.93%

Net investment income	4.07%	4.36%	3.99%	4.23%	4.69%

Supplemental data

Net assets, end of year (000’s)	$80,175	$92,965	$113,986	$134,970	$196,479

Portfolio turnover rate	128.51%	85.85%	55.64%	48.06%	49.98%

Portfolio turnover rate excluding mortgage dollar rolls[e]	77.93%	51.47%	48.86%	47.01%	48.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

FSI-10	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, December 31, 2016

Franklin Strategic Income VIP Fund
		Country	Shares/ Units/Warrants	Value
	Common Stocks and Other Equity Interests 2.0%
	Consumer Services 1.3%
a,b,c	Turtle Bay Resort	United States	1,901,449	$8,913,040

	Energy 0.5%
a	Energy XXI Gulf Coast Inc.	United States	26,031	717,077
a	Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	4,009	—
a,d	Halcon Resources Corp.	United States	97,655	818,368
a	Halcon Resources Corp., wts., 9/09/20	United States	8,155	16,881
a	Midstates Petroleum Co. Inc.	United States	682	14,145
a,e	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	4,836	—
a	Penn Virginia Corp.	United States	8,290	406,210
a,f	Penn Virginia Corp., 144A	United States	10,357	507,493
a	W&T Offshore Inc.	United States	170,200	471,454
a,d	Warrior Met Coal LLC, A	United States	1,499	487,175

				3,438,803

	Materials 0.0%†
a	Verso Corp., A	United States	6,954	49,373
a	Verso Corp., wts., 7/25/23	United States	732	—

				49,373

	Transportation 0.0%†
a,e	CEVA Holdings LLC	United States	224	22,428

	Utilities 0.2%
	Vistra Energy Corp.	United States	51,377	796,344

	Total Common Stocks and Other Equity Interests (Cost $17,408,792)			13,219,988

	Management Investment Companies 7.2%
	Diversified Financials 7.2%
g	Franklin Lower Tier Floating Rate Fund	United States	2,590,404	27,173,334
g	Franklin Middle Tier Floating Rate Fund	United States	2,175,846	22,063,079

	Total Management Investment Companies (Cost $47,110,076)			49,236,413

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a,e	CEVA Holdings LLC, cvt. pfd., A-1	United States	6	1,950
a,e	CEVA Holdings LLC, cvt. pfd., A-2	United States	486	109,240

	Total Convertible Preferred Stocks (Cost $731,856)			111,190

			Principal Amount*
	Corporate Bonds 42.6%
	Automobiles & Components 1.0%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	3,000,000	3,069,345
	Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	2,100,000	2,028,676
	The Goodyear Tire & Rubber Co.,
	senior bond, 5.00%, 5/31/26	United States	1,000,000	997,940
	senior note, 5.125%, 11/15/23	United States	400,000	414,000

				6,509,961

Annual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Banks 4.7%
	Bank of America Corp.,
	senior note, 7.75%, 4/30/18	United States	500,000	GBP	$671,605
	senior note, 5.65%, 5/01/18	United States	750,000		785,963
	senior note, 3.50%, 4/19/26	United States	4,800,000		4,738,536
	CIT Group Inc.,
	senior note, 5.375%, 5/15/20	United States	1,000,000		1,065,000
	senior note, 5.00%, 8/15/22	United States	2,500,000		2,612,500
	Citigroup Inc.,
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,092,373
	senior note, 3.30%, 4/27/25	United States	300,000		294,059
	senior note, 3.40%, 5/01/26	United States	3,100,000		3,013,752
	sub. bond, 5.50%, 9/13/25	United States	500,000		549,764
	sub. note, 4.05%, 7/30/22	United States	300,000		310,551
	JPMorgan Chase & Co.,
	[h] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,509,375
	[h] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		506,563
	senior bond, 3.30%, 4/01/26	United States	400,000		392,920
	senior bond, 3.20%, 6/15/26	United States	1,500,000		1,467,742
	senior note, 4.25%, 10/15/20	United States	1,000,000		1,058,000
	sub. note, 3.375%, 5/01/23	United States	1,000,000		996,798
	sub. note, 3.875%, 9/10/24	United States	1,000,000		1,012,287
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	700,000		744,464
	Wells Fargo & Co.,
	[h] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	1,500,000		1,509,375
	senior note, 2.60%, 7/22/20	United States	700,000		703,894
	senior note, 3.00%, 4/22/26	United States	5,000,000		4,770,155

					31,805,676

	Capital Goods 0.7%
f	Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000		1,704,000
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	1,400,000		1,421,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000		525,625
	senior sub. bond, 6.50%, 5/15/25	United States	200,000		210,250
	[f] senior sub. bond, 144A, 6.375%, 6/15/26	United States	400,000		412,800
	senior sub. note, 6.00%, 7/15/22	United States	400,000		418,000

					4,691,675

	Commercial & Professional Services 0.1%
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	700,000		723,625

	Consumer Durables & Apparel 0.7%
f	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,500,000		1,473,750
	KB Home,
	senior note, 4.75%, 5/15/19	United States	1,000,000		1,025,000
	senior note, 7.00%, 12/15/21	United States	1,200,000		1,275,000
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,146,750

					4,920,500

FSI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Consumer Services 1.9%
f	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000		$2,095,000
f,i	Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	2,500,000		250
f	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,300,000		3,555,750
f	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	900,000		921,375
	senior note, 144A, 5.25%, 6/01/26	United States	800,000		814,000
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	3,000,000		3,005,490
	MGM Resorts International, senior note, 6.75%, 10/01/20	United States	200,000		223,000
f	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	700,000		696,150
f	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,300,000		1,316,250

					12,627,265

	Diversified Financials 2.8%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
	senior note, 4.625%, 10/30/20	Netherlands	500,000		521,513
	senior note, 5.00%, 10/01/21	Netherlands	1,100,000		1,157,788
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	2,000,000		1,939,390
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	3,000,000		2,961,483
	senior note, 3.75%, 2/25/26	United States	1,500,000		1,505,167
f	Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	600,000	EUR	687,192
	Morgan Stanley,
	senior note, 3.875%, 1/27/26	United States	4,200,000		4,244,612
	sub. bond, 3.95%, 4/23/27	United States	1,000,000		990,468
	Navient Corp.,
	senior note, 6.625%, 7/26/21	United States	800,000		848,000
	senior note, 7.25%, 9/25/23	United States	2,500,000		2,575,000
	senior note, 6.125%, 3/25/24	United States	500,000		488,125
f	Transurban Finance Co. Pty. Ltd., 144A, 3.375%, 3/22/27	Australia	1,100,000		1,039,969

					18,958,707

	Energy 4.9%
	Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%, 7/15/22	United States	600,000		618,860
	Apache Corp., senior bond, 2.625%, 1/15/23	United States	1,900,000		1,827,675
i	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	2,300,000		1,644,500
f	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	716,000		640,820
	CGG SA, senior note, 6.50%, 6/01/21	France	1,300,000		604,500
c,i	CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	2,205,000		992,030
f	Cheniere Corpus Christi Holdings LLC,
	senior secured note, 144A, 7.00%, 6/30/24	United States	800,000		870,000
	senior secured note, first lien, 144A, 5.875%, 3/31/25	United States	700,000		716,842
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	2,500,000		2,462,500
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,900,000		2,128,000
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000		1,070,899
f,j	EnQuest PLC, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,146,508		830,652

Annual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
f,k	Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000	$1,525,372
f	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,082,690
	Kinder Morgan Inc., senior note, 6.50%, 9/15/20	United States	1,500,000	1,681,869
[f,i]	Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20	United States	650,000	570,375
f	LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	2,000,000	2,016,670
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000	1,985,000
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,000,000	1,026,250
	Regency Energy Partners LP/Regency Energy Finance Corp.,
	senior note, 5.875%, 3/01/22	United States	200,000	220,046
	senior note, 5.00%, 10/01/22	United States	500,000	529,942
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,000,000	2,150,000
	first lien, 5.625%, 4/15/23	United States	900,000	960,750
c	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	300,000	286,500
f,j	W&T Offshore Inc.,
	second lien, 144A, PIK, 10.75%, 5/15/20	United States	459,137	348,848
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	410,889	245,510
	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	800,000	811,000
	senior note, 8.25%, 6/15/23	United States	1,000,000	1,020,000
f	Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	1,300,000	1,271,956

				33,140,056

	Food & Staples Retailing 0.6%
	Kroger Co., senior bond, 2.65%, 10/15/26	United States	1,400,000	1,301,423
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,500,000	2,545,565

				3,846,988

	Food, Beverage & Tobacco 1.5%
	Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	1,300,000	1,323,461
f	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	2,100,000	2,107,427
f	JBS USA LLC/Finance Inc.,
	senior note, 144A, 8.25%, 2/01/20	United States	2,000,000	2,060,000
	senior note, 144A, 5.75%, 6/15/25	United States	500,000	508,750
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	1,800,000	1,690,824
f	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	600,000	603,000
	senior note, 144A, 4.875%, 11/01/26	United States	600,000	595,125
f	Post Holdings Inc.,
	senior note, 144A, 6.00%, 12/15/22	United States	500,000	524,375
	senior note, 144A, 7.75%, 3/15/24	United States	1,000,000	1,115,000

				10,527,962

	Health Care Equipment & Services 1.8%
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,500,000	1,252,500
	senior note, 6.875%, 2/01/22	United States	400,000	280,000

FSI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000		$499,688
	senior bond, 5.00%, 5/01/25	United States	900,000		887,625
	senior note, 5.75%, 8/15/22	United States	1,500,000		1,573,125
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,500,000		1,597,500
	senior note, 7.50%, 2/15/22	United States	700,000		796,250
	senior secured bond, first lien, 5.875%, 3/15/22	United States	450,000		486,000
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000		627,750
f	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	900,000		949,590
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	500,000		504,979
	Tenet Healthcare Corp.,
	senior note, 5.00%, 3/01/19	United States	500,000		490,000
	senior note, 5.50%, 3/01/19	United States	1,200,000		1,185,000
	senior note, 8.125%, 4/01/22	United States	1,000,000		948,500

					12,078,507

	Household & Personal Products 0.2%
	The Procter & Gamble Co., senior note, 2.45%, 11/03/26	United States	1,800,000		1,724,396

	Insurance 1.1%
	MetLife Inc.,
	senior note, 3.60%, 4/10/24	United States	2,400,000		2,463,146
	senior note, 3.00%, 3/01/25	United States	300,000		294,255
f	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000		3,616,200
	Prudential Financial Inc., 3.50%, 5/15/24	United States	800,000		816,908

					7,190,509

	Materials 4.9%
	ArcelorMittal,
	senior note, 6.50%, 3/01/21	France	1,800,000		1,967,130
	senior note, 6.125%, 6/01/25	France	300,000		330,000
f	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.75%, 1/31/21	Luxembourg	200,000		206,500
	senior note, 144A, 6.00%, 6/30/21	Luxembourg	1,300,000		1,327,625
f	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000		1,531,875
f	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000		1,033,875
f	Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000		1,521,877
f	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,200,000	EUR	1,351,883
	The Chemours Co., senior note, 6.625%, 5/15/23	United States	2,000,000		1,990,000
f	First Quantum Minerals Ltd.,
	senior note, 144A, 6.75%, 2/15/20	Canada	700,000		701,750
	senior note, 144A, 7.00%, 2/15/21	Canada	825,000		824,670
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		2,356,250
f	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,000,000		1,071,158
f	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	600,000		604,648
	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000		256,563

Annual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
f	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	3,000,000		$2,983,629
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	2,100,000		2,197,692
f	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	1,200,000		1,215,000
f	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	1,400,000		1,436,750
	senior note, 144A, 5.875%, 8/15/23	United States	700,000		731,062
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group
	Issuer Luxembourg SA,
	first lien, 5.75%, 10/15/20	United States	700,000		722,750
	[f] first lien, 144A, 5.125%, 7/15/23	United States	700,000		712,250
	senior note, 8.25%, 2/15/21	United States	346,793		358,166
	[f] senior note, 144A, 7.00%, 7/15/24	United States	300,000		319,313
f	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		1,032,500
	senior bond, 144A, 5.50%, 9/15/25	United States	400,000		414,000
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		1,031,250
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	1,000,000		1,062,500
	senior note, 5.125%, 10/01/21	United States	1,000,000		1,047,940
f	Valvoline Inc., senior note, 144A, 5.50%, 7/15/24	United States	700,000		726,250

					33,066,856

	Media 4.4%
	21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	500,000		497,743
f	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,200,000		1,227,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	2,000,000		2,075,000
	[f] senior bond, 144A, 5.375%, 5/01/25	United States	900,000		929,250
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,027,500
	senior sub. note, 7.625%, 3/15/20	United States	200,000		193,000
	senior sub. note, 7.625%, 3/15/20	United States	500,000		501,560
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	2,000,000		2,155,000
	DISH DBS Corp.,
	senior note, 6.75%, 6/01/21	United States	500,000		543,750
	senior note, 5.875%, 7/15/22	United States	500,000		527,500
	senior note, 5.875%, 11/15/24	United States	500,000		516,375
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,000,000		1,061,900
	[f] senior bond, 144A, 5.50%, 9/15/24	United States	300,000		304,125
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,038,750
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,400,000		1,785,000
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000		517,125
f	Nextstar Escrow Corp., senior note, 144A, 5.625%, 8/01/24	United States	600,000		597,000
f	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	1,700,000		1,780,750
	senior bond, 144A, 5.375%, 4/15/25	United States	800,000		798,000
	Time Warner Cable LLC, senior note, 4.00%, 9/01/21	United States	1,300,000		1,335,206
	Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	1,800,000		1,677,663
f	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	640,000	EUR	724,321

FSI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
f	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		$1,755,250
f	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	2,500,000		2,400,000
f	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,173,816
f	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,935,625
f	Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	700,000	EUR	738,319

					29,816,528

	Pharmaceuticals, Biotechnology & Life Sciences 1.6%
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	2,200,000		2,203,630
	Baxalta Inc., senior note, 4.00%, 6/23/25	United States	2,500,000		2,508,475
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	1,500,000		1,539,983
f	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000		1,005,000
	senior note, 144A, 6.00%, 7/15/23	United States	400,000		353,000
f	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,400,000		1,501,500
f	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,500,000		1,296,090
f	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	300,000		226,500
	senior note, 144A, 5.50%, 3/01/23	United States	400,000		302,000

					10,936,178

	Real Estate 0.8%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	2,400,000		2,273,314
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,500,000		2,606,250
	MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	400,000		393,000

					5,272,564

	Retailing 0.6%
f,i	Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,800,000	EUR	293,564
	Home Depot Inc., senior note, 2.125%, 9/15/26	United States	1,500,000		1,383,220
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	2,300,000		2,486,875

					4,163,659

	Semiconductors & Semiconductor Equipment 0.2%
	Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	1,400,000		1,557,500

	Software & Services 0.9%
f	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,000,000		1,878,750
f	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	2,100,000		2,174,823
	senior note, 144A, 7.00%, 12/01/23	United States	700,000		747,250
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	600,000		610,508
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,000,000		1,045,000

					6,456,331

Annual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Technology Hardware & Equipment 0.6%
f	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,000,000		$1,065,000
f	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	300,000		319,194
	senior note, 144A, 7.125%, 6/15/24	United States	200,000		222,069
f	Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	2,000,000		2,370,000

					3,976,263

	Telecommunication Services 3.6%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	1,900,000		1,832,151
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	700,000		718,375
	senior bond, 5.625%, 4/01/25	United States	900,000		858,375
	senior note, 6.45%, 6/15/21	United States	500,000		528,750
f	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,030,200
f	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000		907,500
f	Hughes Satellite Systems Corp., senior bond, 144A, 6.625%, 8/01/26	United States	1,900,000		1,914,250
	Intelsat Jackson Holdings SA,
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		780,000
	senior note, 7.50%, 4/01/21	Luxembourg	500,000		383,750
f	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	2,200,000		2,318,250
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	500,000		505,000
	[f] senior note, 144A, 9.00%, 11/15/18	United States	400,000		442,000
	[f] senior note, 144A, 7.00%, 3/01/20	United States	800,000		870,000
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		535,000
f	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 144A, 3.36%, 3/20/23	United States	1,800,000		1,807,866
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	500,000		537,500
	senior bond, 6.375%, 3/01/25	United States	1,300,000		1,392,625
	senior note, 6.542%, 4/28/20	United States	1,400,000		1,443,750
	senior note, 6.125%, 1/15/22	United States	200,000		211,500
	senior note, 6.00%, 4/15/24	United States	200,000		211,250
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,212,336
f	Wind Acquisition Finance SA,
	senior secured note, 144A, 4.00%, 7/15/20	Italy	1,200,000	EUR	1,289,162
	senior secured note, 144A, 7.00%, 4/23/21	Italy	1,500,000	EUR	1,645,788

					24,375,378

	Transportation 0.6%
	FedEx Corp., senior bond, 3.25%, 4/01/26	United States	1,800,000		1,788,601
f	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		933,750
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		413,000
f	Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	Sweden	300,000		261,885
	United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	1,000,000		973,750

					4,370,986

FSI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities 2.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	$1,164,000
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,277,250
	Dominion Resources Inc., senior bond, 2.85%, 8/15/26	United States	1,100,000	1,030,428
f	Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	1,700,000	1,593,750
f,h	EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000	2,841,135
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,800,000	1,851,336
f	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000	2,237,500
	Sempra Energy,
	senior bond, 3.55%, 6/15/24	United States	700,000	708,711
	senior note, 3.75%, 11/15/25	United States	1,100,000	1,111,703
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	2,800,000	2,726,528

				16,542,341

	Total Corporate Bonds (Cost $296,091,028)			289,280,411

l,m	Senior Floating Rate Interests 10.6%
	Automobiles & Components 0.3%
	TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	2,256,567	2,290,416

	Capital Goods 0.1%
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%, 10/09/20	United States	76,701	72,866
	Harsco Corp., Initial Term Loan, 6.00%, 11/02/23	United States	233,757	239,016
	Leidos (Abacus Innovations Corp.), B Term Loan, 3.52%, 8/16/23	United States	161,767	163,425
	Ventia Pty. Ltd., 2016 Refinancing Term B Loans, 5.00%, 5/21/22	Australia	83,582	85,045

				560,352

	Commercial & Professional Services 0.1%
	Kar Auction Services Inc., Tranche B-3 Term Loan, 4.50%, 3/09/23	United States	884,379	897,777

	Consumer Services 0.7%
	Aristocrat Technologies Inc., Term B-1 Loans, 3.631%, 10/20/21	United States	175,670	177,734
	Fitness International LLC, Term B Loan, 6.00%, 7/01/20	United States	2,949,582	2,956,588
	Prime Security Services Borrower LLC, Term B-1 Loans, 4.25%, 5/02/22	United States	671,175	679,900
c,j	Turtle Bay Holdings LLC, Term Loan B, PIK, 3.375%, 6/30/17	United States	1,116,321	1,106,553

				4,920,775

	Diversified Financials 0.1%
	First Eagle Investment Management, Initial Term Loans, 4.998%, 12/01/22	United States	497,673	503,272
	Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%, 6/01/23	United States	332,494	336,131

				839,403

	Energy 1.7%
c	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 6.75%, 8/16/20	United States	2,743,341	2,565,023
	Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	1,248,332	1,104,774
	Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	3,706,974	3,540,160
	Foresight Energy LLC, Term Loans, 6.50%, 8/23/20	United States	1,361,696	1,320,845
	International Seaways Inc., Initial Term Loan, 5.75%, 8/05/19	United States	1,674,189	1,632,335
	McDermott Finance LLC, Term Loan, 8.484%, 4/16/19	United States	147,487	149,699
	OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	990,091	965,958

				11,278,794

Annual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
[l,m]	Senior Floating Rate Interests (continued)
	Health Care Equipment & Services 0.4%
	Carestream Health Inc., Term Loan, 5.00%, 6/07/19	United States	485,294	$473,647
	Community Health Systems Inc., 2018 Term F Loans, 6.00%, 12/31/18	United States	1,968,071	1,940,086

				2,413,733

	Household & Personal Products 0.0%†
	Spectrum Brands Inc., Term Loans, 3.313% - 3.368%, 6/23/22	United States	36,413	36,878

	Materials 1.1%
	The Chemours Co. LLC, Tranche B Term Loan, 3.77%, 5/12/22	United States	3,421,536	3,420,468
	Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	773,633	777,985
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	964,493	967,628
	Huntsman International LLC, 2015 Extended Term B Dollar Loan, 3.732% - 3.77%, 4/19/19	United States	149,602	150,474
	Novelis Inc., Initial Term Loan, 4.02%, 6/02/22	Canada	790,028	795,178
	OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	942,579	961,431

				7,073,164

	Media 1.5%
	Altice U.S. Finance I Corp., 2016 Refinancing Term Loans, 3.882%, 1/01/25	United States	200,610	203,243
	AMC Entertainment Holdings Inc., 2016 Incremental Term Loan, 3.511%, 12/15/23	United States	77,919	78,771
	Initial Term Loans, 3.399%, 12/15/22	United States	121,898	123,270
	Charter Communications Operating LLC (CCO Safari), Term A Loan, 2.61%, 5/18/21	United States	994,500	992,842
	CSC Holdings Inc. (Cablevision), 2016 Extended Term Loans, 3.876%, 10/11/24	United States	1,237,293	1,252,566
	Lions Gate Entertainment Corp., Term A Loan, 3.145%, 12/08/21	United States	541,797	541,542
	Live Nation Entertainment Inc., Term B-2 Loans, 3.313%, 10/31/23	United States	77,724	78,599
	Radio One Inc., Term Loan B, 5.27%, 12/31/18	United States	6,764,825	6,832,473
	UPC Financing Partnership, Facility AN, 4.08%, 8/31/24	Netherlands	303,920	307,377

				10,410,683

	Pharmaceuticals, Biotechnology & Life Sciences 1.5%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
	Incremental Term B Loans, 3.813%, 9/25/22	United States	2,773,858	2,788,812
	Grifols Worldwide Operations USA Inc., U.S. Tranche B Term Loan, 3.715%, 2/27/21	United States	2,724,813	2,747,082
	RPI Finance Trust, Term A-2 Term Loan A, 3.248%, 10/14/20	United States	369,184	370,031
	Valeant Pharmaceuticals International Inc.,
	[n] Series A-3 Tranche A Term Loan, 4.52%, 10/20/18	United States	2,369,117	2,365,663
	Series C-2 Tranche B Term Loan, 5.25%, 12/11/19	United States	795,535	795,700
	Series D-2 Tranche B Term Loan, 5.00%, 2/13/19	United States	1,291,880	1,291,880

				10,359,168

	Retailing 0.6%
	Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,436,848	3,356,656
	Dollar Tree Inc., Term A-1 Loans, 2.50%, 7/06/20	United States	550,670	550,499
	PetSmart Inc., Tranche B-2 Loans, 4.00%, 3/11/22	United States	347,355	349,072

				4,256,227

FSI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
[l,m]	Senior Floating Rate Interests (continued)
	Semiconductors & Semiconductor Equipment 0.8%
	Avago Technologies Cayman Finance Ltd., Term B-3 Loans, 3.704%, 2/01/23	Singapore	1,913,319		$1,942,617
	MACOM Technology Solutions Holdings Inc., Initial Term Loan, 4.628%, 5/07/21	United States	765,359		773,969
	MKS Instruments Inc., Tranche B-2 Term Loans, 3.52%, 5/01/23	United States	471,975		476,302
	ON Semiconductor Corp., 2016 Replacement Term Loans, 4.02%, 3/31/23	United States	2,457,908		2,490,338

					5,683,226

	Software & Services 0.8%
	Global Payments Inc., Delayed Draw Term Loan (A-2), 2.965%, 10/31/21	United States	1,114,982		1,117,769
	MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	4,201,324		4,150,559
	Rackspace Hosting Inc., Term B Loan, 5.00%, 11/03/23	United States	389,595		394,660

					5,662,988

	Technology Hardware & Equipment 0.4%
	Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	225,222		226,630
	Dell International LLC, Term A-3 Loan, 2.77%, 12/31/18	United States	971,147		971,299
	Western Digital Corp., Term Loan B-1, 4.52%, 4/29/23	United States	948,699		963,100
	Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.446%, 10/27/21	United States	329,593		333,146

					2,494,175

	Telecommunication Services 0.1%
	Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	239,662		241,535
	Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	280,668		279,264

					520,799

	Transportation 0.2%
	Air Canada, Term Loan, 3.614%, 10/06/23.	Canada	49,550		49,943
	Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,285,559		1,279,131
	Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	61,049		59,370
	XPO Logistics Inc., Refinancing Term Loans, 4.25%, 10/30/21	United States	93,651		94,962

					1,483,406

	Utilities 0.2%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.50%, 6/28/23	United States	175,698		177,638
	NRG Energy Inc., Term Loans, 3.748%, 6/30/23	United States	865,650		875,659

					1,053,297

	Total Senior Floating Rate Interests (Cost $71,699,738)				72,235,261

	Foreign Government and Agency Securities 9.7%
	Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,500,000		1,643,895
	Government of Indonesia, 6.125%, 5/15/28	Indonesia	34,000,000,000	IDR	2,132,494
	FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,523,071
	senior bond, FR53, 8.25%, 7/15/21	Indonesia	46,000,000,000	IDR	3,508,259
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	26,500,000,000	IDR	2,016,144
	Government of Malaysia, 3.80%, 8/17/23	Malaysia	21,100,000	MYR	4,626,290
	senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	557,863
	senior bond, 4.24%, 2/07/18	Malaysia	1,800,000	MYR	405,405
	senior note, 3.394%, 3/15/17	Malaysia	16,000,000	MYR	3,569,719

Annual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Government of Malaysia, (continued)
	senior note, 4.012%, 9/15/17	Malaysia	23,400,000	MYR	$5,247,891
	Government of Mexico,
	7.75%, 12/14/17	Mexico	345,000	° MXN	1,685,802
	senior note, 8.50%, 12/13/18	Mexico	1,405,000	° MXN	6,977,910
	senior note, M, 5.00%, 6/15/17	Mexico	750,000	° MXN	3,597,005
f	Government of Serbia,
	senior note, 144A, 4.875%, 2/25/20	Serbia	4,000,000		4,073,260
	senior note, 144A, 7.25%, 9/28/21	Serbia	200,000		223,529
	Government of the Philippines, senior note, 3-21, 2.875%, 5/22/17	Philippines	77,000,000	PHP	1,554,067
f	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	200,000		194,000
	144A, 7.75%, 9/01/23	Ukraine	369,000		354,240
	144A, 7.75%, 9/01/24	Ukraine	369,000		350,550
	144A, 7.75%, 9/01/25	Ukraine	369,000		347,369
	144A, 7.75%, 9/01/26	Ukraine	369,000		346,860
	144A, 7.75%, 9/01/27	Ukraine	369,000		344,724
	[a,p] 144A, VRI, GDP Linked Securities, 5/31/40	Ukraine	1,952,000		595,360
q	Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	197,375,446	UYU	6,189,748
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	5,000	[r] BRL	1,480,379
	10.00%, 1/01/23	Brazil	4,000	[r] BRL	1,158,715
	[s] Index Linked, 6.00%, 8/15/18	Brazil	5,525	[r] BRL	5,024,597
	[s] Index Linked, 6.00%, 5/15/23	Brazil	3,350	[r] BRL	3,055,753
	senior note, 10.00%, 1/01/17	Brazil	7,500	[r] BRL	2,303,925
q	Uruguay Notas del Tesoro, 18, Index Linked, 2.25%, 8/23/17	Uruguay	30,972,991	UYU	1,029,793

	Total Foreign Government and Agency Securities (Cost $75,561,243)				66,118,617

	U.S. Government and Agency Securities 5.3%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	900,000		1,115,959
	6.50%, 11/15/26	United States	2,400,000		3,246,336
	[q] Index Linked, 0.625%, 1/15/24	United States	4,931,132		5,021,248
	[q] Index Linked, 2.375%, 1/15/25	United States	3,077,647		3,535,715
	U.S. Treasury Note,
	4.625%, 2/15/17	United States	600,000		602,952
	3.75%, 11/15/18	United States	7,000,000		7,333,809
	2.75%, 2/15/24	United States	4,000,000		4,126,956
	[q] Index Linked, 0.125%, 7/15/24	United States	8,673,336		8,526,748
	[q] Index Linked, 0.625%, 7/15/21	United States	1,715,965		1,771,776
	[q] Index Linked, 2.125%, 1/15/19	United States	788,094		832,948

	Total U.S. Government and Agency Securities (Cost $36,391,662)				36,114,447

FSI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities 9.7%
	Banks 1.7%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	798,617	$797,306
l	Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.122%, 6/25/34	United States	1,442,429	1,458,740
	Bear Stearns Commercial Mortgage Securities Trust,
	[l] 2006-PW11, AJ, FRN, 5.436%, 3/11/39	United States	1,000,000	961,650
	2006-PW13, AJ, 5.611%, 9/11/41	United States	244,126	243,958
l	Citibank Credit Card Issuance Trust,
	2013-A2, A2, FRN, 1.036%, 5/26/20	United States	650,000	650,839
	2013-A4, A4, FRN, 1.176%, 7/24/20	United States	710,000	712,500
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	1,408,176	1,321,959
	[l] 2007-C6, AM, FRN, 5.714%, 12/10/49	United States	1,700,000	1,724,557
l	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.774%, 7/10/38	United States	1,215,000	1,127,435
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	915,000	940,723
l	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.724%, 3/25/34	United States	1,275,000	1,288,685
l	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 1.136%, 8/25/35	United States	219,441	212,300
l	Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.46%, 3/12/44	United States	47,700	47,930

				11,488,582

	Diversified Financials 8.0%
[f,l]	Ares Enhanced Loan Investment Strategy IR Ltd., 2013-IRAR, A2A,
	144A, FRN, 2.782%, 7/23/25	Cayman Islands	740,000	740,466
[f,l]	Atrium VIII,
	8A, BR, 144A, FRN, 2.764%, 10/23/24	Cayman Islands	350,000	350,479
	8A, CR, 144A, FRN, 3.364%, 10/23/24	Cayman Islands	470,000	470,324
[f,l]	Atrium X, 10A, C, 144A, FRN, 3.48%, 7/16/25	United States	1,400,000	1,398,040
[f,l]	Atrium XI, 11A, C, 144A, FRN, 4.082%, 10/23/25	Cayman Islands	1,820,000	1,820,601
	Banc of America Commercial Mortgage Trust,
	2015-UBS7, A3, 3.441%, 9/15/48	United States	1,050,000	1,075,799
	2015-UBS7, A4, 3.705%, 9/15/48	United States	1,170,000	1,219,669
l	Bank of America Credit Card Trust, 2005-A1, A, FRN, 1.034%, 6/15/20	United States	800,000	801,245
[f,l]	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.059%, 5/26/35	United States	440,000	416,095
f	BlueMountain CLO Ltd.,
	[l] 2012-2A, BR, 144A, FRN, 2.784%, 11/20/28	Cayman Islands	510,000	510,699
	2012-2A, CR, 144A, 3.484%, 11/20/28	Cayman Islands	270,000	270,640
[f,l]	Burnham Park CLO Ltd.,
	2016-1A, A, 144A, FRN, 2.318%, 10/20/29	Cayman Islands	350,000	349,951
	2016-1A, B, 144A, FRN, 2.658%, 10/20/29	Cayman Islands	460,000	458,261
	2016-1A, C, 144A, FRN, 3.258%, 10/20/29	Cayman Islands	460,000	456,605
l	Capital One Multi-Asset Execution Trust,
	2014-A3, A3, FRN, 1.084%, 1/18/22	United States	370,000	370,334
	2016-A1, A1, FRN, 1.154%, 2/15/22	United States	2,950,000	2,963,397
	2016-A2, A2, FRN, 1.334%, 2/15/24	United States	3,990,000	4,018,260
[f,l]	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, BR, 144A, FRN, 2.78%, 1/20/29	United States	500,000	493,552
	2012-4A, C1R, 144A, FRN, 3.48%, 1/20/29	United States	480,000	481,363
[f,l]	Catamaran CLO Ltd.,
	2013-1A, C, 144A, FRN, 3.486%, 1/27/25	United States	1,130,000	1,121,344
	2014-2A, BR, 144A, FRN, 3.658%, 10/18/26	Cayman Islands	1,550,000	1,554,557

Annual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[f,l]	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 1.293%, 3/11/21	United States	1,251,000	$1,219,700
[f,l]	Cent CLO LP,
	2013-17A, B, 144A, FRN, 3.887%, 1/30/25	United States	784,314	786,824
	2014-22A, A2AR, 144A, FRN, 2.831%, 11/07/26	Cayman Islands	392,000	391,963
	2014-22A, BR, 144A, FRN, 3.831%, 11/07/26	Cayman Islands	340,000	337,309
l	Chase Issuance Trust,
	2012-A10, A10, FRN, 0.964%, 12/16/19	United States	470,000	470,593
	2013-A6, A6, FRN, 1.124%, 7/15/20	United States	1,090,000	1,094,032
[f,l]	CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.284%, 7/26/21	United States	669,704	669,228
[f,l]	Cole Park CLO Ltd., 15-1A, B, 144A, FRN, 3.131%, 10/20/28	Cayman Islands	270,000	270,873
f	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,410,000	1,438,804
[f,l]	Cumberland Park CLO Ltd.,
	2015-2A, B, 144A, FRN, 2.981%, 7/20/26	United States	1,080,000	1,084,396
	2015-2A, C, 144A, FRN, 3.731%, 7/20/26	United States	190,000	189,683
[l]	Discover Card Execution Note Trust, 2016-A2, A2, FRN, 1.244%, 9/15/21	United States	2,950,000	2,968,834
[f,l]	Dryden 33 Senior Loan Fund,
	2014-33A, BR, 144A, FRN, 2.636%, 10/15/28	Cayman Islands	535,000	535,455
	2014-33A, CR, 144A, FRN, 3.286%, 10/15/28	United States	270,000	270,543
f,[l]	Dryden 34 Senior Loan Fund, 2014-34A, B, 144A, FRN, 2.78%, 10/15/26	Cayman Islands	500,000	501,035
[f,l]	Dryden XXV Senior Loan Fund, 2012-25A, CR, 144A, FRN, 3.354%, 1/15/25	Cayman Islands	378,000	377,951
[f,l]	Dryden XXVIII Senior Loan Fund, 2013-28A, A3L, 144A, FRN, 3.606%, 8/15/25	Cayman Islands	1,000,000	996,640
[f,l]	Eaton Vance CDO Ltd.,
	2014-1A, B, 144A, FRN, 2.93%, 7/15/26	United States	426,000	425,003
	2014-1A, C, 144A, FRN, 3.88%, 7/15/26	United States	167,100	167,927
[f,l]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	1,350,000	1,390,775
l	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 2.956%, 2/25/24	United States	1,500,000	1,535,060
	2014-HQ2, M2, FRN, 2.956%, 9/25/24	United States	1,000,000	1,021,480
	2015-HQ1, M2, FRN, 2.956%, 3/25/25	United States	853,365	861,145
[f,l]	Flagship CLO VIII Ltd., 2014-8A, A, 144A, FRN, 2.44%, 1/16/26	Cayman Islands	540,000	539,233
f	Flatiron CLO Ltd., 2014-1A, A1, 144A, 2.26%, 7/17/26	Cayman Islands	1,640,000	1,638,491
[f,l]	Galaxy CLO Ltd.,
	2014-17A, AR, 144A, FRN, 2.28%, 7/15/26	Cayman Islands	720,000	719,888
	2014-17A, BR, 144A, FRN, 2.68%, 7/15/26	Cayman Islands	470,000	466,647
	2014-17A, C1R, 144A, FRN, 3.28%, 7/15/26	Cayman Islands	250,000	248,249
f	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000	1,936,180
l	Impac Secured Assets Trust, 2007-2, FRN, 1.006%, 4/25/37	United States	237,129	216,380
[f,l]	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.186%, 3/17/32	United States	1,437,567	1,441,014
	JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB17, AM, 5.464%, 12/12/43	United States	136,387	136,347
[f,l]	LCM XVI LP, 16A, B, 144A, FRN, 2.88%, 7/15/26	Cayman Islands	670,000	668,389
[f,l]	LCM XVII LP,
	2017A, BR, 144A, FRN, 2.74%, 10/15/26	United States	350,000	350,332
	2017A, CR, 144A, FRN, 3.39%, 10/15/26	United States	320,000	320,576

FSI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
l	MortgageIT Trust, 2004-1, A2, FRN, 1.656%, 11/25/34	United States	276,494	$263,740
[f,l]	Octagon Investment Partners XVII Ltd., 2013-1A, B1, 144A, FRN,
	2.582%, 10/25/25	Cayman Islands	430,000	429,942
[f,l]	Octagon Investment Partners XXIII Ltd., 2015-1A, B, 144A, FRN, 2.88%,
	7/15/27	Cayman Islands	400,000	400,504
l	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.066%, 11/25/35	United States	434,466	412,960
l	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.256%, 2/25/35	United States	280,867	269,446
[l]	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.817%, 4/25/45	United States	228,918	230,041
[f,l]	Voya CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.78%, 4/15/24	United States	270,000	270,610
	2013-2A, B, 144A, FRN, 3.562%, 4/25/25.	United States	1,080,000	1,080,756
	2015-2A, B, 144A, FRN, 2.862%, 7/23/27.	Cayman Islands	820,000	821,443
	Wells Fargo Mortgage Backed Securities Trust,
	[l] 2004-W, A9, FRN, 3.004%, 11/25/34	United States	721,260	731,543
	2007-3, 3A1, 5.50%, 4/25/22.	United States	167,326	171,446

				54,111,091

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $64,628,234)			65,599,673

	Mortgage-Backed Securities 9.9%
l	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.681%, 1/01/33	United States	39,158	40,781

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.8%
	FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	32,642	33,674
	FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	406	409
t	FHLMC Gold 30 Year, 3.00%, 1/01/46	United States	10,250,000	10,171,876
t	FHLMC Gold 30 Year, 3.50%, 1/01/46	United States	3,000,000	3,070,135
	FHLMC Gold 30 Year, 3.50%, 8/01/46	United States	5,285,858	5,415,820
	FHLMC Gold 30 Year, 4.00%, 6/01/46	United States	11,874,118	12,479,804
	FHLMC Gold 30 Year, 4.00%, 8/01/46	United States	613,375	644,635
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	298,175	326,711
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	232,060	258,870
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	209,946	239,419
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 6/01/36	United States	40,913	46,549
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	18,753	20,723
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,078	1,157

				32,709,782

l	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.785% - 2.792%, 4/01/20 - 12/01/34	United States	130,868	137,604

	Federal National Mortgage Association (FNMA) Fixed Rate 3.2%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	411,467	413,131
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	50,150	51,590
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	25,296	25,902
	FNMA 15 Year, 5.50%, 2/01/17 - 11/01/18	United States	88,424	89,971
	[t] FNMA 30 Year, 3.00%, 1/01/46	United States	10,750,000	10,672,365
	[t] FNMA 30 Year, 3.50%, 1/01/46	United States	2,800,000	2,868,259

Annual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate (continued)
	FNMA 30 Year, 3.50%, 7/01/46	United States	7,099,600	$7,281,341
	FNMA 30 Year, 5.00%, 4/01/30	United States	79,075	86,303
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	218,481	250,044

				21,738,906

	Government National Mortgage Association (GNMA) Fixed Rate 1.9%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	288,044	317,140
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	1,042	1,190
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	17,249	17,604
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,321	1,526
t	GNMA II SF 30 Year, 3.00%, 1/01/46	United States	7,400,000	7,487,898
	GNMA II SF 30 Year, 3.50%, 8/20/46.	United States	4,623,002	4,809,551
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	84,791	94,512
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	103,534	120,754
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	50,743	58,745
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	12,002	13,805

				12,922,725

	Total Mortgage-Backed Securities (Cost $68,265,737)			67,549,798

	Municipal Bonds 1.9%
	California State GO, Refunding, 5.00%, 9/01/29	United States	1,650,000	1,964,424
	Clark County School District GO, Refunding, Series D, 5.00%, 6/15/23	United States	1,500,000	1,750,065
	Denver City and County Airport System Revenue, Refunding, Series A, 5.00%, 11/15/25	United States	210,000	248,558
	Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,083,180
	Minnesota State GO, Refunding, Series D, 5.00%, 8/01/25	United States	830,000	1,009,197
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	500,000	563,590
	New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 2/15/25	United States	930,000	1,088,509
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	1,490,000	1,569,075
	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000	2,291,231
	Series XX, 5.25%, 7/01/40	United States	165,000	109,106
u	University of Texas Revenue, Series J, 5.00%, 8/15/25	United States	960,000	1,159,747

	Total Municipal Bonds (Cost $13,563,769)			12,836,682

			Shares
	Escrows and Litigation Trusts 0.0%†
a,e	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	1,500,000	—
a,e	NewPage Corp., Litigation Trust	United States	2,500,000	—
a	Penn Virginia Corp., Litigation Trust	United States	1,500,000	37,500
a,e	Vistra Energy Corp., Litigation Trust	United States	3,000,000	34,800

FSI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Shares	Value
	Escrows and Litigation Trusts (continued)
a	Vistra Energy Corp., Litigation Trust, TRA	United States	51,378	$74,498

	Total Escrows and Litigation Trusts (Cost $279,110)			146,798

	Total Investments before Short Term Investments (Cost $691,731,245)			672,449,278

			Principal Amount*
	Short Term Investments 4.1%
	U.S. Government and Agency Securities (Cost $579,573) 0.1%
v,w	U.S. Treasury Bill, 3/02/17	United States	580,000	579,556

	Total Investments before Money Market Funds (Cost $692,310,818)			673,028,834

			Shares
	Money Market Funds (Cost $27,288,407) 4.0%
g,x	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	United States	27,288,407	27,288,407

	Total Investments (Cost $719,599,225) 103.0%			700,317,241
	Other Assets, less Liabilities (3.0)%			(20,553,977)

	Net Assets 100.0%			$679,763,264

Annual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation lll, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

dSee Note 8 regarding restricted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $168,418, representing less than 0.1% of net assets.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $148,191,073, representing 21.8% of net assets.

gSee Note 3(e) regarding investments in affiliated management investment companies.

hPerpetual security with no stated maturity date.

iSee Note 7 regarding defaulted securities.

jIncome may be received in additional securities and/or cash.

kSee Note 1(f) regarding loan participation notes.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(i) regarding senior floating rate interests.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oPrincipal amount is stated in 100 Mexican Peso Units.

pThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

qPrincipal amount of security is adjusted for inflation. See Note 1(k).

rPrincipal amount is stated in 1,000 Brazilian Real Units.

sRedemption price at maturity is adjusted for inflation. See Note 1(k).

tSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

uSecurity purchased on a when-issued basis. See Note 1(c).

vThe security was issued on a discount basis with no stated coupon rate.

wA portion or all of the security has been segregated as collateral for open future contracts. At December 31, 2016, the value of this security and/or cash pledged amounted to $498,521, representing 0.1% of net assets.

xThe rate shown is the annualized seven-day yield at period end.

FSI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond	Long	45	$7,211,250	3/22/17	$—	$(93,746)
Euro-Bund	Long	13	2,245,342	3/08/17	30,475	—
Long Gilt	Long	46	7,130,170	3/29/17	181,827	—
U.S. 10 Yr. Ultra	Long	33	4,424,063	3/22/17	—	(33,087)

Total Financial Futures Contracts					$212,302	$(126,833)

Net unrealized appreciation (depreciation)					$85,469

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	DBAB	Sell	8,308,345	$6,262,000	5/18/17	$286,649	$—
Australian Dollar	JPHQ	Sell	7,050,000	5,260,905	5/18/17	190,554	—
British Pound	JPHQ	Buy	600,000	747,702	5/18/17	—	(5,986)
British Pound	JPHQ	Sell	937,472	1,146,373	5/18/17	—	(12,524)
Canadian Dollar	JPHQ	Sell	4,600,000	3,497,673	5/18/17	66,102	—
Euro	BZWS	Sell	2,561,255	2,847,151	5/18/17	132,730	—
Euro	CITI	Sell	2,131,200	2,323,162	5/18/17	64,515	—
Euro	DBAB	Buy	1,250,000	1,374,750	5/18/17	—	(49,999)
Euro	DBAB	Sell	2,242,876	2,517,584	5/18/17	140,581	—
Euro	GSCO	Sell	369,000	409,590	5/18/17	18,523	—
Euro	HSBK	Sell	142,717	160,333	5/18/17	9,081	—
Euro	JPHQ	Sell	22,278,207	24,630,056	5/18/17	1,019,585	—
Indian Rupee	CITI	Buy	4,537,000	65,299	5/18/17	394	—
Indian Rupee	DBAB	Buy	44,375,000	647,243	5/18/17	—	(4,721)
Indian Rupee	DBAB	Buy	301,181,000	4,333,540	5/18/17	27,372	—
Indian Rupee	HSBK	Buy	144,338,000	2,074,418	5/18/17	15,505	—
Japanese Yen	BZWS	Sell	60,047,000	583,109	5/18/17	65,743	—
Japanese Yen	CITI	Sell	42,830,000	419,067	5/18/17	50,044	—
Japanese Yen	DBAB	Sell	540,993,500	4,931,345	5/18/17	270,138	—
Japanese Yen	HSBK	Sell	147,626,000	1,433,540	5/18/17	161,593	—
Japanese Yen	JPHQ	Sell	1,136,286,000	10,808,894	5/18/17	1,018,639	—
British Pound	JPHQ	Sell	1,250,000	1,649,375	8/15/18	82,386	—

Total Forward Exchange Contracts						$3,620,134	$(73,230)

Net unrealized appreciation (depreciation)						$3,546,904

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

Annual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty / Exchange	Notional Amount[a]		Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contract

Contracts to Buy Protection

Traded Index
CDX.NA.HY.27	5.00%	ICE	$1,900,000		12/20/21	$(59,696)	$–	$(60,858)	$(120,554)

OTC Swap Contracts Contracts to Buy Protection Single Name
The Royal Bank of Scotland PLC	1.00%	JPHQ	250,000	EUR	6/20/21	27,850	–	(8,919)	18,931

Contracts to Sell Protection[c] Traded Index
MCDX.NA.27	1.00%	CITI	6,035,000		12/20/21	59,917	32,665	–	92,582	Investment Grade

Total OTC Swap Contracts						$87,767	$32,665	$(8,919)	$111,513

Total Credit Default Swap Contracts						$28,071	$32,665	$(69,777)	$(9,041)

Net unrealized appreciation (depreciation)								$(37,112)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI- 49.

FSI-30	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2016

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$645,200,742
Cost - Non-controlled affiliates (Note 3e)	74,398,483

Total cost of investments	$719,599,225

Value - Unaffiliated issuers	$623,792,421
Value - Non-controlled affiliates (Note 3e)	76,524,820

Total value of investments	700,317,241
Cash	717,472
Restricted Cash (Note 1e)	720,000
Foreign currency, at value (cost $4,638,976)	4,635,999
Receivables:
Investment securities sold	845,828
Capital shares sold	166,263
Dividends and interest	5,627,733
Due from brokers	983,753
Variation margin	55,107
OTC swap contracts (upfront payments $93,641)	87,767
Unrealized appreciation on OTC forward exchange contracts	3,620,134
Unrealized appreciation on OTC swap contracts	32,665
Other assets	60

Total assets	717,810,022

Liabilities:
Payables:
Investment securities purchased	35,561,305
Capital shares redeemed	717,562
Management fees	313,490
Distribution fees	131,900
Due to brokers	980,000
Unrealized depreciation on OTC forward exchange contracts	73,230
Unrealized depreciation on OTC swap contracts	8,919
Deferred tax	28,103
Accrued expenses and other liabilities	232,249

Total liabilities	38,046,758

Net assets, at value	$679,763,264

Net assets consist of:
Paid-in capital	$706,388,136
Undistributed net investment income	13,825,422
Net unrealized appreciation (depreciation)	(15,755,553)
Accumulated net realized gain (loss)	(24,694,741)

Net assets, at value	$679,763,264

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2016

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$396,170,096

Shares outstanding	35,998,783

Net asset value and maximum offering price per share	$11.01

Class 2:
Net assets, at value	$203,418,291

Shares outstanding	19,119,344

Net asset value and maximum offering price per share	$10.64

Class 4:
Net assets, at value	$80,174,877

Shares outstanding	7,354,843

Net asset value and maximum offering price per share	$10.90

FSI-32	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2016

Franklin Strategic Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$415,265
Non-controlled affiliates (Note 3e)	4,802,450
Interest	30,139,739

Total investment income	35,357,454

Expenses:
Management fees (Note 3a)	4,201,327
Distribution fees: (Note 3c)
Class 2	503,589
Class 4	302,193
Custodian fees (Note 4)	54,548
Reports to shareholders	174,100
Registration and filing fees	299
Professional fees	114,829
Trustees’ fees and expenses	3,362
Other	170,014

Total expenses	5,524,261
Expense reductions (Note 4)	(4,690)
Expenses waived/paid by affiliates (Note 3e)	(491,961)

Net expenses	5,027,610

Net investment income	30,329,844

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(19,047,111)
Non-controlled affiliates (Note 3e)	259,876
Foreign currency transactions	(3,761,386)
Futures contracts	(887,479)
Swap contracts	400,409

Net realized gain (loss)	(23,035,691)

Net change in unrealized appreciation (depreciation) on:
Investments	44,473,027
Translation of other assets and liabilities denominated in foreign currencies	2,947,140
Futures contracts	85,469
Swap contracts	(79,720)
Change in deferred taxes on unrealized appreciation	(21,917)

Net change in unrealized appreciation (depreciation)	47,403,999

Net realized and unrealized gain (loss)	24,368,308

Net increase (decrease) in net assets resulting from operations	$54,698,152

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$30,329,844	$38,231,958
Net realized gain (loss)	(23,035,691)	(17,216,764)
Net change in unrealized appreciation (depreciation)	47,403,999	(50,067,930)

Net increase (decrease) in net assets resulting from operations	54,698,152	(29,052,736)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(15,028,686)	(33,228,366)
Class 2	(6,934,919)	(13,693,486)
Class 4	(2,790,452)	(6,782,412)
Net realized gains:
Class 1	—	(8,524,986)
Class 2	—	(3,636,551)
Class 4	—	(1,855,841)

Total distributions to shareholders	(24,754,057)	(67,721,642)

Capital share transactions: (Note 2)
Class 1	(63,348,838)	(74,671,750)
Class 2	(7,135,423)	21,200,703
Class 4	(16,512,240)	(8,346,246)

Total capital share transactions	(86,996,501)	(61,817,293)

Net increase (decrease) in net assets	(57,052,406)	(158,591,671)
Net assets:
Beginning of year	736,815,670	895,407,341

End of year	$679,763,264	$736,815,670

Undistributed net investment income included in net assets:
End of year	$13,825,422	$22,545,872

FSI-34	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2016, 70.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily

Annual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies

(continued)

a. Financial Instrument Valuation (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single

Annual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2016, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2016, the net assets of FT Subsidiary were $8,911,760, representing 1.3% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

Annual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	468,712	$5,060,377	342,063	$3,944,392
Shares issued in reinvestment of distributions	1,427,226	15,028,686	3,778,584	41,753,352
Shares redeemed	(7,769,695)	(83,437,901)	(10,556,150)	(120,369,494)

Net increase (decrease)	(5,873,757)	$(63,348,838)	(6,435,503)	$(74,671,750)

Class 2 Shares:
Shares sold	2,848,537	$29,648,040	4,486,606	$49,551,393
Shares issued in reinvestment of distributions	679,894	6,934,919	1,618,117	17,330,037
Shares redeemed	(4,217,745)	(43,718,382)	(4,183,880)	(45,680,727)

Net increase (decrease)	(689,314)	$(7,135,423)	1,920,843	$21,200,703

Class 4 Shares:
Shares sold	197,446	$2,112,111	512,101	$6,000,051
Shares issued in reinvestment of distributions	267,029	2,790,452	788,162	8,638,253
Shares redeemed	(2,012,761)	(21,414,803)	(2,071,680)	(22,984,550)

Net increase (decrease)	(1,548,286)	$(16,512,240)	(771,417)	$(8,346,246)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.596% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	3,135,765	46,063	(591,424)	2,590,404	$27,173,334	$3,129,524	$237,411	6.9%
Franklin Middle Tier Floating Rate Fund	2,704,835	26,387	(555,376)	2,175,846	22,063,079	1,672,138	22,465	7.2%
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	63,296,131	169,709,349	(205,717,073)	27,288,407	27,288,407	788	—	0.2%

Total					$76,524,820	$4,802,450	$259,876

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2016, the purchase and sale transactions aggregated $0 and $699,750, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,731,758
Long term	22,864,360

Total capital loss carryforwards	$24,596,118

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

FSI-42	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

	2016	2015
Distributions paid from:
Ordinary income	$24,754,057	$55,458,219
Long term capital gain	—	12,263,423

	$24,754,057	$67,721,642

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$721,358,254

Unrealized appreciation	$21,689,711
Unrealized depreciation	(42,730,724)

Net unrealized appreciation (depreciation)	$(21,041,013)

Distributable earnings - undistributed ordinary income	$19,991,284

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $860,729,603 and $950,352,701, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2016, the Fund had 39.6% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2016, the aggregate value of these securities was $3,500,719, representing 0.5% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Annual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

8. Restricted Securities (continued)

Shares/ Units	Issuer	Acquisition Dates	Cost	Value
97,655	[a] Halcon Resources Corp	10/23/12 - 11/19/15	$2,672,353	$818,368
1,499	Warrior Met Coal LLC, A	5/29/14 - 11/13/14	2,911,694	487,175

	Total Restricted Securities (Value is 0.2% of Net Assets)		$5,584,047	$1,305,543

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $16,881 as of December 31, 2016.

9. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$85,469	[a]	Variation margin	—
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	3,620,134		Unrealized depreciation on OTC forward exchange contracts	73,230
Credit contracts	Variation margin	—		Variation margin	60,858	[a]
	OTC swap contracts (upfront payments)	87,767		OTC swap contracts (upfront receipts)	—
	Unrealized appreciation on OTC swap contracts	32,665		Unrealized depreciation on OTC swap contracts	8,919
Value recovery instruments	Investments in securities,at value	595,360			—

Totals		$4,421,395			$143,007

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures Contracts	$(887,479)	Futures contracts	$85,469
Foreign exchange contracts	Foreign currency transactions	(3,738,298)[a]	Translation of other assets and liabilities denominated in foreign currencies	3,003,064 [a]
Credit contracts	Swap contracts	400,409	Swap contracts	(79,720)
Value recovery instruments	Investments	—	Investments	(192,760)

Totals		$(4,225,368)		$2,816,053

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$3,620,134	$73,230
Swap Contracts	120,432	8,919

Total	$3,740,566	$82,149

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$198,473	$—	$—	$—	$198,473
CITI	207,534	—	—	(207,534)	—
DBAB	724,740	(54,720)	—	(670,020)	—
GSCO	18,523	—	—	—	18,523
HSBK	186,179	—	—	—	186,179
JPHQ	2,405,117	(27,429)	(2,377,688)	—	—

Total	$3,740,566	$(82,149)	$(2,377,688)	$(877,554)	$403,175

aIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bAt December 31, 2016, the Fund received U.S. Government Agency Securities as collateral for derivatives.

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$—	$—	$—	$—	$—
CITI	—	—	—	—	—
DBAB	54,720	(54,720)	—	—	—
GSCO	—	—	—	—	—
HSBK	—	—	—	—	—
JPHQ	27,429	(27,429)	—	—	—

Total	$82,149	$(82,149)	$—	$—	$—

Annual Report	FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

For the year ended December, 31 2016, the average month end fair value of derivatives represented 0.6% of average month end net assets. The average month end number of open derivative contracts for the period was 56.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-44.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FSI-46	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—		$8,913,040		$8,913,040
Energy	1,416,183	717,077	[b]	1,305,543	[b]	3,438,803
Transportation	—	133,618		—		133,618
All Other Equity Investments[c]	50,082,130	—	[b]	—		50,082,130
Corporate Bonds	—	289,280,411		—		289,280,411
Senior Floating Rate Interests	—	72,235,261		—		72,235,261
Foreign Government and Agency Securities	—	66,118,617		—		66,118,617
U.S. Government and Agency Securities	—	36,114,447		—		36,114,447
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	65,599,673		—		65,599,673
Mortgage-Backed Securities	—	67,549,798		—		67,549,798
Municipal Bonds	—	12,836,682		—		12,836,682
Escrows and Litigation Trusts	—	74,498		72,300	[b]	146,798
Short Term Investments	27,867,963	—		—		27,867,963

Total Investments in Securities	$79,366,276	$610,660,082		$10,290,883		$700,317,241

Other Financial Instruments:
Futures Contracts	$212,302	$—		$—		$212,302
Forward Exchange Contracts	—	3,620,134		—		3,620,134
Swap Contracts.	—	32,665		—		32,665

Total Other Financial Instruments	$212,302	$3,652,799		$—		$3,865,101

Liabilities:
Other Financial Instruments:
Futures Contracts	$126,833	$—		$—		$126,833
Forward Exchange Contracts	—	73,230		—		73,230
Swap Contracts.	—	69,777		—		69,777

Total Other Financial Instruments	$126,833	$143,007		$—		$269,840

aIncludes common and convertible preferred stocks and management investment companies as well as other equity interests.

bIncludes securities determined to have no value at December 31, 2016.

cFor detailed categories, see the accompanying Consolidated Statement of Investments.

Annual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2016, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3[a]		Transfers Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Services	$—		$—	$—	$6,593,125		$—	$—	$—	$2,319,915	$8,913,040		$2,319,915
Energy	—		—	—	1,109,267	[c]	—	—	—	196,276	1,305,543	[c]	196,276
Corporate Bonds	190,928		—	(109,890)	—		—	—	(296,994)	215,956	—		—
Escrow and Litigation Trusts	—	[c]	—	(8,876)	85,500[c]		—	—	8,876	(13,200)	72,300	[c]	(13,200)

Total Investments in Securities	$190,928		$—	$(118,766)	$7,787,892		$—	$—	$(288,118)	$2,718,947	$10,290,883		$2,502,991

aThe investments were transferred into Level 3 as result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2016, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:

Equity Investments[b]:
Energy	$818,368	Market Comparables	Discount for lack of marketability	10.3%	Decrease[c]

All Other Investments:[d]	9,472,515
Total	$10,290,883

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common stocks.

cRepresents a significant impact to fair value but not net assets.

dIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

FSI-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage

CITI	Citigroup, Inc.	EUR	Euro	CDO	Collateralized Debt Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	CLO	Collateralized Loan Obligation

GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	FRN	Floating Rate Note

HSBK	HSBC Bank PLC	LKR	Sri Lankan Rupee	GDP	Gross Domestic Product

ICE	Intercontinental Exchange	MXN	Mexican Peso	GO	General Obligation

JPHQ	JP Morgan Chase & Co.	MYR	Malaysian Ringgit	HDC	Housing Development Corp.

		PHP	Philippine Peso	PIK	Payment-In-Kind

		UYU	Uruguayan Peso	SF	Single Family

				TRA	Tax Receivable Agreement Right

				VRI	Value Recovery Instruments

Index Abbreviation

CDX.NA.HY.27	CDX North America High Yield Index

MCDX.NA.27	MCDX North America Index

Annual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Income VIP Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits as of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

FSI-50	Annual Report

Franklin U.S. Government Securities VIP Fund

This annual report for Franklin U.S. Government Securities VIP Fund covers the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+0.90%	+1.06%	+3.46%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government Index: Intermediate Component, produced a +1.05% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +0.93% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy grew at a faster pace in 2016’s third quarter than in the second and first quarters, mainly due to personal consumption expenditures, exports, private inventory investment, federal government spending and nonresidential fixed investment. Manufacturing conditions remained volatile but generally expanded, and the services sector also continued to grow for most of the period. The unemployment rate decreased from 5.0% in December 2015 to 4.7% at period-end.3 Monthly retail sales grew for most of the review period, and rose to its highest level in April in more than a year,

Portfolio Composition

Based on Total Net Assets as of 12/31/16

due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017. Furthermore, the Fed raised its forecast for 2017 U.S. economic growth, and lowered its unemployment projections.

The 10-year U.S. Treasury yield, which moves inversely to price, ended the period slightly higher than where it started and shifted significantly during the period. At the beginning of the period, negative global interest rates, continued accommodative central bank policies and a general risk-averse sentiment boosted safe haven buying by investors. These factors drove the 10-year yield to a period low of 1.37% in early July, down from 2.27% on December 31, 2015. Near period-end, rates moved higher based on improved economic data, expectations for the Fed to raise interest rates at its December 2016 meeting and a sentiment shift among investors that held that possible expansionary fiscal policies under the new U.S. president Donald Trump could lead to a stronger economy and higher inflation.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FUS-2	Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

The overall mortgage market provided mixed results during the period as Treasuries outperformed mortgage-backed securities (MBS). In contrast, commercial MBS, asset-backed securities and U.S. agency securities outpaced Treasuries. The Fed’s continued reinvestment of principal proceeds back into agency MBS and moderate supply have provided positive technical support for the sector. Without the Fed’s support, MBS is more vulnerable to supply shocks until alternative demand sources emerge. Banks, mortgage real estate investment trusts, overseas investors and domestic money managers are possible sources, but would need to increase their allocation to the sector to compensate for the Fed’s reduced presence in the MBS sector. As we move closer to the Fed ceasing reinvestment, coupled with tight spreads, we believe MBS could experience higher volatility. Although recent lower mortgage rates could increase prepayment speeds, our overall prepayment expectations remained anchored and we feel they could moderate with mortgage rates staying range bound and underwriting standards remaining tight.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

Within the agency mortgage pass-through sector, Ginnie Mae (GNMA) MBS, Freddie Mac MBS and Fannie Mae MBS had negative excess returns but positive total returns during the period.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 3.0% and 3.5% coupons, while reducing the exposure to 4.0% and 4.5% coupons. At period-end, our heaviest exposures were in 3.5% and 4.0% coupons. Based on excess returns over Treasuries, GNMAs produced negative returns, with lower-coupon GNMAs providing better performance than higher coupon securities.

The Fund’s selection within fixed-rate agency mortgage-backed securities was a contributor during the period, as were the Fund’s positions in Treasury inflation protected securities and U.S. agency securities. In contrast, our defensive U.S. yield curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

Annual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-4	Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1]	Annualized Expense Ratio
Class 1	$1,000	$985.00	$2.49	$1,022.62	$2.54	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

Annual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.74	$13.00	$12.91		$13.57	$13.67

Income from investment operations[a]:

Net investment income[b]	0.22	0.21	0.24		0.24	0.32

Net realized and unrealized gains (losses)	(0.10)	(0.12)	0.22		(0.51)	(0.03)

Total from investment operations	0.12	0.09	0.46		(0.27)	0.29

Less distributions from net investment income	(0.35)	(0.35)	(0.37)		(0.39)	(0.39)

Net asset value, end of year	$12.51	$12.74	$13.00		$12.91	$13.57

Total return[c]	0.90%	0.71%	3.64%		(1.99)%	2.12%

Ratios to average net assets

Expenses	0.50% [d]	0.50% [d]	0.49%	[d]	0.49% [d]	0.50%

Net investment income	1.75%	1.64%	1.84%		1.84%	2.36%

Supplemental data

Net assets, end of year (000’s)	$73,695	$79,620	$90,656		$99,947	$126,536

Portfolio turnover rate	86.28%	61.91%	42.88%		69.47%	45.89%

Portfolio turnover rate excluding mortgage dollar rolls[e]	86.28%	61.91%	42.88%		67.80%	45.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(c) regarding mortgage dollar rolls.

FUS-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.47	$12.73	$12.65		$13.31	$13.42

Income from investment operations[a]:

Net investment income[b]	0.19	0.18	0.20		0.21	0.28

Net realized and unrealized gains (losses)	(0.10)	(0.12)	0.22		(0.50)	(0.03)

Total from investment operations	0.09	0.06	0.42		(0.29)	0.25

Less distributions from net investment income	(0.32)	(0.32)	(0.34)		(0.37)	(0.36)

Net asset value, end of year	$12.24	$12.47	$12.73		$12.65	$13.31

Total return[c]	0.66%	0.47%	3.38%		(2.24)%	1.89%

Ratios to average net assets

Expenses	0.75% [d]	0.75% [d]	0.74%	[d]	0.74% [d]	0.75%

Net investment income	1.50%	1.39%	1.59%		1.59%	2.11%

Supplemental data

Net assets, end of year (000’s)	$1,268,963	$1,311,974	$1,369,037		$1,267,994	$1,206,089

Portfolio turnover rate	86.28%	61.91%	42.88%		69.47%	45.89%

Portfolio turnover rate excluding mortgage dollar rolls[e]	86.28%	61.91%	42.88%		67.80%	45.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Franklin U.S. Government Securities VIP Fund
		Principal Amount*	Value
	Mortgage-Backed Securities 78.1%
a	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 1.9%
	FHLMC, 2.783%, 6/01/37	$7,618,636	$8,018,735
	FHLMC, 2.971%, 4/01/40	10,157,970	10,779,346
	FHLMC, 2.71% - 3.035%, 3/01/36 - 5/01/38	5,887,564	6,235,208

			25,033,289

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 8.3%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	1,489,304	1,564,515
	FHLMC Gold 30 Year, 3.00%, 5/01/43	550,196	549,777
	FHLMC Gold 30 Year, 3.00%, 6/01/46	42,361,127	42,092,905
	FHLMC Gold 30 Year, 3.00%, 10/01/46	29,698,164	29,509,736
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	4,834,458	5,004,223
	FHLMC Gold 30 Year, 3.50%, 9/01/46	8,659,510	8,872,580
	FHLMC Gold 30 Year, 4.00%9/01/40 - 12/01/41	8,593,456	9,066,996
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	3,580,503	3,862,132
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	5,734,943	6,262,987
	FHLMC Gold 30 Year, 5.50%7/01/33 - 5/01/38	1,692,772	1,897,376
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	1,112,861	1,266,321
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	562,398	635,620
	FHLMC Gold 30 Year, 7.00%4/01/24 - 6/01/32	228,983	251,964
	FHLMC Gold 30 Year, , 7.50%, 12/01/22 - 5/01/24	3,914	4,000
	FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	4,119	4,568
	FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	401,452	495,499
	FHLMC PC 30 Year, 8.00%, 1/01/17	161	161
	FHLMC PC 30 Year, 8.50%, 9/01/20	197	199

			111,341,559

a	Federal National Mortgage Association (FNMA) Adjustable Rate 6.0%
	FNMA, 1.774% - 2.711%, 3/01/17 - 10/01/44	11,440,526	11,991,459
	FNMA, 2.713%, 7/01/38	6,854,307	7,236,355
	FNMA, 2.718%, 7/01/38	6,485,600	6,821,750
	FNMA, 2.88%, 10/01/35	8,167,263	8,652,327
	FNMA, 2.935%, 8/01/36	8,194,165	8,636,040
	FNMA, 3.136%, 9/01/37	23,204,878	24,536,779
	FNMA, 2.712% - 7.22%, 8/01/18 - 3/01/47	11,736,375	12,301,770

			80,176,480

	Federal National Mortgage Association (FNMA) Fixed Rate 7.5%
	FNMA 15 Year, 2.64%, 7/01/25	2,500,000	2,454,911
	FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,466,062
	FNMA 15 Year, 2.99%, 11/01/24	3,000,000	3,032,615
	FNMA 15 Year, 3.14%, 10/01/25	4,000,000	4,036,342
	FNMA 15 Year, 3.28%, 7/01/27	4,000,000	3,961,843
	FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,134,484
	FNMA 15 Year, 5.50%, 11/01/17 - 1/01/25	1,673,417	1,800,209
	FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	16,708	16,821
	FNMA 30 Year, 3.00%, 12/01/42	240,681	240,074
	FNMA 30 Year, 3.50%, 7/01/45	41,661,183	42,720,048
	FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	10,105,087	10,637,847
	FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	9,776,835	10,538,134
	FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	6,486,913	7,082,710
	FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	2,363,475	2,642,547
	FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	2,804,322	3,174,855
	FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	576,604	657,857

FUS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	$20,044	$21,017
FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	99,177	102,213
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	534	563
FNMA 30 Year, 9.00%, 10/01/26	89,182	95,666
FNMA GL 30 Year, 8.00%, 8/01/19	4,624	4,651
FNMA PL 30 Year, 5.50%, 4/01/34	1,436,252	1,559,673

		101,381,142

Government National Mortgage Association (GNMA) Fixed Rate 54.4%
GNMA I SF 30 Year, 3.00%, 7/15/42	652,186	661,500
GNMA I SF 30 Year, 4.00%, 10/15/40 - 4/15/45	12,521,917	13,415,427
GNMA I SF 30 Year, 4.00%, 5/15/45 - 8/15/46	2,168,591	2,324,112
GNMA I SF 30 Year, 4.50%, 1/15/39 - 4/15/40	11,519,744	12,560,989
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/41	9,663,128	10,520,009
GNMA I SF 30 Year, 5.00%, 6/15/30 - 10/15/39	12,095,687	13,362,469
GNMA I SF 30 Year, 5.00%, 10/15/39 - 3/15/40	12,014,012	13,364,743
GNMA I SF 30 Year, 5.00%, 3/15/40 - 9/15/40	7,255,099	8,049,940
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	7,352,938	8,282,363
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	3,930,965	4,506,389
GNMA I SF 30 Year, 6.50%, 6/15/23 - 9/15/38	2,031,143	2,325,195
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	534,465	564,324
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	568,561	643,928
GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	142,329	147,165
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	50,463	51,734
GNMA I SF 30 Year, 9.00%, 4/15/17 - 5/15/20	9,144	9,184
GNMA I SF 30 Year, 9.50%, 9/15/17 - 12/15/20	30,400	31,038
GNMA I SF 30 Year, 10.00%, 11/15/17 - 8/15/21	15,319	15,721
GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	3,360,896	3,407,181
GNMA II SF 30 Year, 3.00%, 9/20/45	12,841,762	13,015,966
GNMA II SF 30 Year, 3.00%, 8/20/46	12,953,585	13,129,305
GNMA II SF 30 Year, 3.00%, 10/20/46	12,572,917	12,743,473
GNMA II SF 30 Year, 3.50%, 12/20/40 - 8/20/43	3,476,941	3,628,694
GNMA II SF 30 Year, 3.50%, 8/20/42	9,621,596	10,044,274
GNMA II SF 30 Year, 3.50%, 9/20/42	27,620,613	28,834,003
GNMA II SF 30 Year, 3.50%, 10/20/42	8,413,173	8,782,770
GNMA II SF 30 Year, 3.50%, 11/20/42	16,446,683	17,169,205
GNMA II SF 30 Year, 3.50%, 12/20/42	12,384,469	12,928,539
GNMA II SF 30 Year, 3.50%, 1/20/43	20,688,201	21,597,070
GNMA II SF 30 Year, 3.50%, 3/20/43	7,574,382	7,904,343
GNMA II SF 30 Year, 3.50%, 4/20/43	9,583,660	10,001,155
GNMA II SF 30 Year, 3.50%, 5/20/43	17,375,202	18,137,635
GNMA II SF 30 Year, 3.50%, 6/20/43	7,974,541	8,324,693
GNMA II SF 30 Year, 3.50%, 7/20/46	70,416,781	73,250,927
GNMA II SF 30 Year, 3.50%, 8/20/46	42,694,839	44,417,674
GNMA II SF 30 Year, 3.50%, 9/20/46	11,600,303	12,069,841
GNMA II SF 30 Year, 3.50%, 10/20/46	142,470,831	148,231,675
GNMA II SF 30 Year, 4.00%, 11/20/39 - 2/20/41	12,107,408	12,977,229
GNMA II SF 30 Year, 4.00%, 3/20/41 - 2/20/44	9,247,054	9,873,627
GNMA II SF 30 Year, 4.00%, 11/20/41	9,653,830	10,284,705
GNMA II SF 30 Year, 4.00%, 2/20/46	8,213,235	8,729,044
GNMA II SF 30 Year, 4.00%, 5/20/46	48,924,266	51,996,812
GNMA II SF 30 Year, 4.50%, 10/20/39 - 5/20/41	10,509,294	11,340,181

Annual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA II SF 30 Year, 4.50%, 6/20/41 - 10/20/41	$11,540,756	$12,423,341
	GNMA II SF 30 Year, 4.50%, 9/20/41	7,737,918	8,340,395
	GNMA II SF 30 Year, 4.50%, 3/20/42 - 2/20/44	8,545,809	9,186,075
	GNMA II SF 30 Year, 4.50%, 10/20/44	4,522,707	4,832,151
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 9/20/41	12,027,826	13,277,376
	GNMA II SF 30 Year, 5.00%, 10/20/42 - 6/20/44	5,491,838	5,924,893
	GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	6,343,469	7,095,085
	GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	3,988,877	4,592,995
	GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	600,025	685,598
	GNMA II SF 30 Year, 7.00%, 5/20/32	9,953	11,521
	GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	109,847	122,541
	GNMA II SF 30 Year, 8.00%, 8/20/26	7,292	8,718
	GNMA II SF 30 Year, 9.50%, 4/20/25	2,290	2,301

			730,159,241

	Total Mortgage-Backed Securities (Cost $1,056,586,074)		1,048,091,711

	Foreign Government and Agency Securities (Cost $1,749,958) 0.1%
b	International Bank for Reconstruction and Development, Principal Strip, 7/15/17 (Supranational)	1,761,000	1,753,062

	U.S. Government and Agency Securities 19.3%
	Federal Agricultural Mortgage Corp.,
	4.30%, 5/13/19	1,010,000	1,075,661
	1.41%, 3/06/20	10,000,000	9,907,410
	2.66%, 4/12/22	7,000,000	7,111,013
c	Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	13,000,000	13,173,056
	FHLB,
	5.25%, 6/05/17	9,000,000	9,170,739
	2.625%, 9/12/25	20,000,000	19,906,060
	FICO,
	1P, Strip, 5/11/18	10,000,000	9,824,380
	12, Strip, 6/06/18	4,627,000	4,547,809
	13P, Strip, 12/27/18	2,500,000	2,420,903
	15P, Strip, 3/07/19	1,798,000	1,742,267
	16, Strip, 4/05/17	12,367,000	12,342,093
	A-P, Strip, 2/08/18	1,000,000	986,313
	B-P, Strip, 4/06/18	1,405,000	1,383,363
	D-P, Strip, 9/26/19	7,605,000	7,281,194
	E-P, Strip, 11/02/18	8,896,000	8,702,218
	Israel Government Agency for International Development Bond,
	5.50%, 9/18/23	12,000,000	14,199,468
	7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	4,853,102
	U.S. Government Guaranteed, Strip, 5/01/17	5,000,000	4,989,230
	New Valley Generation IV, secured bond, 4.687%, 1/15/22	2,253,572	2,397,861
	Overseas Private Investment Corp.,
	A, zero cpn., 2/19/18	682,174	719,238
	A, zero cpn., 11/15/20	2,575,000	3,062,280
	Private Export Funding Corp.,
	secured bond, 2.80%, 5/15/22	9,000,000	9,186,057
	secured note, 4.30%, 12/15/21	1,865,000	2,051,912
	secured note, LL, 2.25%, 3/15/20	1,700,000	1,726,495
	senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,568,414

FUS-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	U.S. Government and Agency Securities (continued)
	SBA,	$93,636	$93,787
	[a] FRN, 3.375%, 3/25/18
	PC, 1997-20G, 1, 6.85%, 7/01/17	24,758	25,068
	PC, 1998-20I, 1, 6.00%, 9/01/18	147,761	150,236
	Tunisia Government Agency for International Development Bonds, 1.686%, 7/16/19	7,000,000	7,012,558
	TVA,
	1.875%, 8/15/22	6,000,000	5,911,122
	5.88%, 4/01/36	5,000,000	6,598,000
	Strip, 11/01/18	2,644,000	2,585,853
	Strip, 6/15/19	5,973,000	5,741,218
	Strip, 6/15/20	6,138,000	5,681,658
	U.S. Treasury Bond,
	2.50%, 2/15/46	4,000,000	3,546,672
	[d] Index Linked, 2.00%, 1/15/26	13,396,547	15,102,625
	[d] Index Linked, 1.75%, 1/15/28	9,230,487	10,314,220
	[d] Index Linked, 3.625%, 4/15/28	7,472,465	9,834,294
d	U.S. Treasury Note,
	Index Linked, 0.125%, 4/15/19	10,315,792	10,446,978
	Index Linked, 0.125%, 7/15/24	15,778,956	15,512,276
	Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000	5,006,130

	Total U.S. Government and Agency Securities (Cost $260,012,680)		259,891,231

	Total Investments before Short Term Investments (Cost $1,318,348,712)		1,309,736,004

	Short Term Investments (Cost $19,525,258) 1.5%
	Repurchase Agreements 1.5%
e	Joint Repurchase Agreement, 0.437%, 1/03/17 (Maturity Value $19,526,207)

BNP Paribas Securities Corp. (Maturity Value $8,207,841)
Deutsche Bank Securities Inc. (Maturity Value $1,025,712)
HSBC Securities (USA) Inc. (Maturity Value $8,207,841)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,084,813)

	Collateralized by U.S. Government Agency Securities, 0.00% - 1.75%, 6/09/17 - 2/26/19; [f]U.S. Treasury Bill, 5/04/17 - 5/25/17; U.S. Treasury Note, 0.50% - 3.50%, 12/31/16 - 8/31/21; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $19,920,300)	19,525,258	19,525,258

	Total Investments (Cost $1,337,873,970) 99.0%		1,329,261,262
	Other Assets, less Liabilities 1.0%		13,396,552

	Net Assets 100.0%		$1,342,657,814

Annual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

See Abbreviations on page FUS- 22.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bA supranational organization is an entity formed by two or more central governments through international treaties.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the value of this security was $13,173,056, representing 1.0% of net assets.

dPrincipal amount of security is adjusted for inflation. See Note 1(e).

eSee Note 1(b) regarding joint repurchase agreement.

fThe security was issued on a discount basis with no stated coupon rate.

FUS-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,318,348,712
Cost - Repurchase agreements	19,525,258

Total cost of investments	$1,337,873,970

Value - Unaffiliated issuers	$1,309,736,004
Value - Repurchase agreements	19,525,258

Total value of investments	1,329,261,262
Cash	9,950,464
Receivables:
Investment securities sold	807,176
Capital shares sold	158,199
Interest	4,240,888
Other assets	122

Total assets	1,344,418,111

Liabilities:
Payables:
Capital shares redeemed	499,933
Management fees	535,582
Distribution fees	540,330
Reports to shareholders	108,886
Accrued expenses and other liabilities	75,566

Total liabilities	1,760,297

Net assets, at value	$1,342,657,814

Net assets consist of:
Paid-in capital	$1,384,785,385
Undistributed net investment income	30,162,856
Net unrealized appreciation (depreciation)	(8,612,708)
Accumulated net realized gain (loss)	(63,677,719)

Net assets, at value	$1,342,657,814

Class 1:
Net assets, at value	$73,694,612

Shares outstanding	5,889,365

Net asset value and maximum offering price per share	$12.51

Class 2:
Net assets, at value	$1,268,963,202

Shares outstanding	103,685,701

Net asset value and maximum offering price per share	$12.24

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest	$43,246,081
Paydown gain (loss)	(11,518,641)

Total investment income	31,727,440

Expenses:
Management fees (Note 3a)	6,611,850
Distribution fees - Class 2 (Note 3c)	3,339,846
Custodian fees (Note 4)	11,596
Reports to shareholders	158,927
Professional fees	67,795
Trustees’ fees and expenses	7,241
Other	173,881

Total expenses	10,371,136
Expense reductions (Note 4)	(100)

Net expenses	10,371,036

Net investment income	21,356,404

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	3,288,253
Net change in unrealized appreciation (depreciation) on investments	(15,237,134)

Net realized and unrealized gain (loss)	(11,948,881)

Net increase (decrease) in net assets resulting from operations	$9,407,523

FUS-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$21,356,404	$20,148,189
Net realized gain (loss)	3,288,253	(225,412)
Net change in unrealized appreciation (depreciation)	(15,237,134)	(12,815,304)

Net increase (decrease) in net assets resulting from operations	9,407,523	7,107,473

Distributions to shareholders from:
Net investment income:
Class 1	(2,105,837)	(2,296,272)
Class 2	(33,509,223)	(33,598,882)

Total distributions to shareholders	(35,615,060)	(35,895,154)

Capital share transactions: (Note 2)
Class 1	(4,571,855)	(9,377,525)
Class 2	(18,157,380)	(29,933,456)

Total capital share transactions	(22,729,235)	(39,310,981)

Net increase (decrease) in net assets	(48,936,772)	(68,098,662)
Net assets:
Beginning of year	1,391,594,586	1,459,693,248

End of year	$1,342,657,814	$1,391,594,586

Undistributed net investment income included in net assets:
End of year	$30,162,856	$29,896,893

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2016, 41.1% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair

FUS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and

Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals,face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S.GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	351,919	$4,501,949	250,539	$3,217,512
Shares issued in reinvestment of distributions	166,207	2,105,837	181,380	2,296,272
Shares redeemed	(876,092)	(11,179,641)	(1,156,708)	(14,891,309)

Net increase (decrease)	(357,966)	$(4,571,855)	(724,789)	$(9,377,525)

Class 2 Shares:
Shares sold	17,880,837	$224,111,450	11,683,320	$147,121,730
Shares issued in reinvestment of distributions	2,700,179	33,509,223	2,709,587	33,598,882
Shares redeemed	(22,088,516)	(275,778,053)	(16,725,979)	(210,654,068)

Net increase (decrease)	(1,507,500)	$(18,157,380)	(2,333,072)	$(29,933,456)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.468% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$401,851
2018	426,637
Capital loss carryforwards not subject to expiration:
Short term	22,594,468
Long term	40,093,383

Total capital loss carryforwards	$63,516,339

On December 31, 2016, the Fund had expired capital loss carryforwards of $841,479, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$35,615,060	$35,895,154

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,342,996,613

Unrealized appreciation	$11,991,013
Unrealized depreciation	(25,726,364)

Net unrealized appreciation (depreciation)	$(13,735,351)

Distributable earnings - undistributed ordinary income	$35,124,137

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $1,184,432,499 and $1,198,184,128, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

Abbreviations

Selected Portfolio

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FICO	Financing Corp.

FRN	Floating Rate Note

GL	Government Loan

PC	Participation Certificate

PL	Project Loan

SBA	Small Business Administration

SF	Single Family

TVA	Tennessee Valley Authority

FUS-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin U.S. Government Securities VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Securities VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	FUS-23

Templeton Developing Markets VIP Fund

We are pleased to bring you Templeton Developing Markets VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+17.79%	-0.36%	+0.34%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/ International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index generated a total return of +11.60% and the S&P/IFCI Composite Index posted a +10.78% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the 12 months under review amid a generally modest recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies in general continued to grow faster than developed market economies. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth

Geographic Composition

Based on Total Net Assets as of 12/31/16

remained within the government’s targeted range. After growing strongly in the March 2016 quarter, India’s economy cooled in the June quarter, due to slower private consumption growth and declining fixed investment, but improved slightly in the September quarter. Russia’s economic contraction eased in 2016, following a rebound in oil prices and an improvement in industrial production. Brazil’s economy continued to be in recession due to weak domestic demand and slower export growth. Among other emerging markets, South Africa’s economy showed signs of improvement, while Mexico’s, South Korea’s and the Czech Republic’s economies moderated.

Several central banks, including those of Mexico, Turkey and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of South Korea, Hungary and Indonesia, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a six-year low and increased monetary liquidity. The Bank of Russia reduced its key interest rates in June and September, citing lower inflation expectations amid an economic recession. Brazil’s central bank cut its benchmark interest rate in October and November to spur economic growth. The People’s Bank of China (PBOC) left its benchmark interest rate unchanged in 2016, but employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the renminbi against the U.S. dollar.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON DEVELOPING MARKETS VIP FUND

Emerging market stocks recovered from a weak start to 2016 caused by investor concerns about the direction of the U.S. Federal Reserve’s (Fed’s) monetary policy, a plunge in China’s domestic equity market in January 2016, a collapse in crude oil prices and moderating global economic growth. Equity markets generally trended higher beginning in late January as prices of many commodities rose, the PBOC implemented further monetary stimulus measures, Greece finalized a new debt deal with its creditors and Brazil impeached President Dilma Rousseff. The U.K.’s referendum to leave the European Union, volatile commodity prices, U.S. President Donald Trump’s potential protectionist trade policies, and the Fed’s decision to raise the federal funds target rate in December weighed on market sentiment. However, emerging market stocks overall rebounded by period-end amid additional monetary easing by major central banks, notably the Bank of Japan, the Bank of England and the European Central Bank, and subsiding concerns about global economic growth. The agreement by members of the Organization of the Petroleum Exporting Countries (OPEC) to curb production, followed by commitments of 11 non-OPEC members, including Russia, to curb oversupply, also supported stocks. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +11.60% total return for the 12 months ended December 31, 2016.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Banco Bradesco, Taiwan Semiconductor Manufacturing Co. (TSMC) and Samsung Electronics.

Banco Bradesco is one of Brazil’s largest financial conglomerates. It operates across a wide range of segments, including asset management, insurance, wholesale banking, full retail operations, credit cards, and general corporate and personal lending. Banco Bradesco announced above-consensus third-quarter results and also benefited from improved sentiment in Brazil as investors cheered the impeachment of Dilma Rousseff and welcomed Michel Temer as the country’s official president. Investors were also encouraged by the approval of key reforms and the central bank’s monetary easing efforts to stimulate economic growth.

Top 10 Countries
12/31/16
% of Total Net Assets
China	20.4%
South Korea	14.8%
Taiwan	10.5%
India	8.2%
South Africa	7.8%
Brazil	6.2%
Russia	4.5%
U.K.	4.1%
Thailand	4.1%
Indonesia	3.7%

TSMC is the world’s largest independent integrated circuit foundry. Based in Taiwan, it produces a wide variety of semiconductors on an outsourced basis for other companies in the technology hardware industry. Its products are used in computers and other consumer electronics. Early in the period, the company announced better-than-expected results, aided by low- and mid-end smartphone demand. Development in new areas, such as computing, also led investors to adopt a positive view on the company.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. Its shares rose over the period, helped by the company’s solid earnings. However, the company suffered a setback during the year after implementing a global recall and ultimately discontinuing production of Galaxy Note 7 smartphones. Despite the anticipated costs associated with the incident, its shares recovered in late 2016 amid investor expectations that fourth-quarter earnings would grow significantly compared to a year earlier, due to strong demand for memory chips and a rebound in display and smartphone operations. Further supporting investor sentiment were share buybacks, expectations for higher dividends and the company’s efforts to improve its governance structure.

In contrast, key detractors from the Fund’s absolute performance included China Life Insurance, Fila Korea and Baidu.

Annual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

Top 10 Holdings
12/31/16
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	5.9%
Naspers Ltd. Media, South Africa	4.9%
Tencent Holdings Ltd. Internet Software & Services, China	4.3%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.2%
Unilever PLC Personal Products, U.K.	4.1%
Itau Unibanco Holding SA Banks, Brazil	3.3%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	2.4%
Astra International Tbk PT Automobiles, Indonesia	2.1%
ICICI Bank Ltd. Banks, India	2.1%

China Life Insurance is one of China’s largest life insurance companies. Disappointing first-half 2016 earnings, mainly due to lower investment income and a change in the discount rate of traditional portfolio reserve calculation, combined with investor concerns about a lower interest-rate environment and the Chinese renminbi’s depreciation, impacted the company’s share price in the first half of the reporting period. However, share price performance rebounded in the latter part of 2016, supported by solid third-quarter earnings growth, resulting from better investment performance, especially domestic A-share equity investment. However, the late recovery was insufficient to fully offset the earlier decline.

Fila Korea is a South Korean sporting goods manufacturer that produces a wide variety of products, including footwear, clothing and accessories. The company reported disappointing third-quarter results, driven by losses in its South Korean operations. A major driver of Fila’s share price was its stake in Acushnet, which makes golf equipment and accessories under the Titleist and FootJoy brands. In late 2016, Acushnet listed its shares in the U.S., but the lower-than-expected initial public offering price had a negative impact on Fila’s shares. During this process, Fila added to its existing holding in Acushnet.

Baidu is China’s leading Internet search platform and provider of online marketing solutions. The company also operates an e-commerce platform with an online payment tool, develops and markets web application software, provides entertainment products, and provides human resources-related services. Its shares fell early in the period after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations. Third-quarter earnings exceeded market expectations, but weaker-than-expected fourth-quarter guidance weighed on investor sentiment. Chinese Internet stocks also generally corrected late in the year following the U.S. presidential election, as many investors were concerned that the incoming president’s potential anti-globalization stance could hamper the operating environment for Chinese technology companies.

During the period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s investments in South Korea, Russia, Saudi Arabia2 and Mexico. Additionally, we initiated exposure to Peru and made some purchases in Taiwan and Hungary. In sector terms, we initiated exposure to utilities and increased holdings largely in consumer discretionary, materials, energy and information technology (IT).3 Key purchases included additional investment in the aforementioned Samsung Electronics and new positions in Alibaba Group Holding, China’s biggest e-commerce company, and Saudi Basic Industries,2 one of the world’s largest petrochemical producers.

Conversely, we made some sales in Brazil and reduced the Fund’s holdings in India, South Africa and Thailand, as well as in emerging market companies listed in Belgium and the U.S., to focus on opportunities we considered to be more attractively valued within our investment universe. In sector terms, we

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.

3. The utilities sector comprises gas utilities in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; Internet and direct marketing retail; media; and textiles, apparel and luxury goods in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

TD-4	Annual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

made some sales in financials and reduced holdings in

consumer staples, health care and telecommunication services.4

Key sales included trimming the Fund’s positions in the

aforementioned Banco Bradesco; Tata Consultancy Services,

an Indian IT consulting and services company; and

Anheuser-Busch InBev, a Belgium-listed global brewer with

significant emerging markets operations.

Thank you for your participation in Templeton Developing

Markets VIP Fund. We look forward to serving your future

investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.

The way we implement our main investment strategies and the

resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market,

country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.

Although historical performance is no guarantee of future results,

these insights may help you understand our investment management philosophy.

4. The financials sector comprises banks, diversified financial services and insurance in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

Annual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,064.60	$7.06	$1,018.30	$6.90	1.36%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$6.37	$9.27	$10.26	$10.58	$9.50

Income from investment operations[a]:

Net investment income[b]	0.05	0.06	0.15 [c]	0.13	0.19

Net realized and unrealized gains (losses)	1.08	(1.63)	(0.97)	(0.22)	1.06

Total from investment operations	1.13	(1.57)	(0.82)	(0.09)	1.25

Less distributions from:

Net investment income	(0.08)	(0.20)	(0.17)	(0.23)	(0.17)

Net realized gains	—	(1.13)	—	—	—

Total distributions	(0.08)	(1.33)	(0.17)	(0.23)	(0.17)

Redemption fees	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$7.42	$6.37	$9.27	$10.26	$10.58

Total return[e]	17.79%	(19.42)%	(8.09)%	(0.73)%	13.40%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.38%	1.33%	1.36%	1.35%	1.35%

Expenses net of waiver and payments by affiliates	1.36%	1.32%	1.36%[f]	1.35%	1.35%

Net investment income	0.79%	0.74%	1.51%[c]	1.25%	1.93%

Supplemental data

Net assets, end of year (000’s)	$82,596	$77,000	$114,487	$145,707	$203,568

Portfolio turnover rate	26.78%	71.69%	82.87%	44.59%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 2
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$6.32	$9.20	$10.19		$10.50	$9.42

Income from investment operations[a]:

Net investment income[b]	0.04	0.04	0.12	[c]	0.10	0.17

Net realized and unrealized gains (losses)	1.06	(1.61)	(0.96)		(0.21)	1.05

Total from investment operations	1.10	(1.57)	(0.84)		(0.11)	1.22

Less distributions from:

Net investment income	(0.06)	(0.18)	(0.15)		(0.20)	(0.14)

Net realized gains	—	(1.13)	—		—	—

Total distributions	(0.06)	(1.31)	(0.15)		(0.20)	(0.14)

Redemption fees	—	—	—	[d]	— [d]	— [d]

Net asset value, end of year	$7.36	$6.32	$9.20		$10.19	$10.50

Total return[e]	17.44%	(19.60)%	(8.39)%		(0.92)%	13.16%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.63%	1.58%	1.61%		1.60%	1.60%

Expenses net of waiver and payments by affiliates	1.61%	1.57%	1.61%	[f]	1.60%	1.60%

Net investment income	0.54%	0.49%	1.26%	[c]	1.00%	1.68%

Supplemental data

Net assets, end of year (000’s)	$205,151	$192,120	$250,813		$274,683	$291,638

Portfolio turnover rate	26.78%	71.69%	82.87%		44.59%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 4
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$6.34	$9.22	$10.20		$10.50	$9.42

Income from investment operations[a]:

Net investment income[b]	0.03	0.03	0.12	[c]	0.10	0.16

Net realized and unrealized gains (losses)	1.06	(1.62)	(0.97)		(0.21)	1.04

Total from investment operations	1.09	(1.59)	(0.85)		(0.11)	1.20

Less distributions from:

Net investment income	(0.04)	(0.16)	(0.13)		(0.19)	(0.12)

Net realized gains	—	(1.13)	—		—	—

Total distributions	(0.04)	(1.29)	(0.13)		(0.19)	(0.12)

Redemption fees	—	—	—	[d]	— [d]	— [d]

Net asset value, end of year	$7.39	$6.34	$9.22		$10.20	$10.50

Total return[e]	17.32%	(19.70)%	(8.48)%		(1.07)%	13.06%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.73%	1.68%	1.71%		1.70%	1.70%

Expenses net of waiver and payments by affiliates	1.71%	1.67%	1.71%	[f]	1.70%	1.70%

Net investment income	0.44%	0.39%	1.16%	[c]	0.90%	1.58%

Supplemental data

Net assets, end of year (000’s)	$6,377	$7,109	$11,106		$15,225	$23,341

Portfolio turnover rate	26.78%	71.69%	82.87%		44.59%	24.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 91.8%
	Argentina 0.3%
a	Grupo Clarin SA, B, GDR, Reg S	Media	9,190	$207,694
	MercadoLibre Inc.	Internet Software & Services	3,500	546,490

				754,184

	Belgium 1.1%
	Anheuser-Busch InBev SA/NV	Beverages	31,970	3,382,385

	Brazil 1.2%
	M Dias Branco SA	Food Products	45,400	1,604,281
	Mahle-Metal Leve SA	Auto Components	136,600	871,299
	Totvs SA	Software	139,400	1,029,642

				3,505,222

	Cambodia 0.9%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	4,824,000	2,780,744

	China 20.4%
b	Alibaba Group Holding Ltd., ADR	Internet Software & Services	62,770	5,511,834
b	Baidu Inc., ADR	Internet Software & Services	24,400	4,011,604
	Bloomage Biotechnology Corp. Ltd.	Chemicals	772,000	1,162,804
	Brilliance China Automotive Holdings Ltd.	Automobiles	8,909,300	12,270,465
	China Life Insurance Co. Ltd., H	Insurance	610,000	1,589,013
	China Mobile Ltd.	Wireless Telecommunication Services	490,500	5,199,445
	China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,024,000	5,691,147
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	1,069,334	1,074,229
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	666,511
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,309,700	1,216,711
	NetEase Inc., ADR	Internet Software & Services	16,771	3,611,467
	Ping An Insurance Group Co. of China Ltd., A	Insurance	308,395	1,573,281
	Poly Culture Group Corp. Ltd., H	Media	229,200	559,219
	Tencent Holdings Ltd.	Internet Software & Services	522,100	12,772,244
	Uni-President China Holdings Ltd.	Food Products	3,563,300	2,513,541
	Weifu High-Technology Co. Ltd., B	Auto Components	219,000	521,059

				59,944,574

	Czech Republic 0.3%
b	Moneta Money Bank AS	Banks	303,100	977,552

	Hong Kong 3.2%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	202,333	1,454,774
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	2,156,400	4,471,586
	Sands China Ltd.	Hotels, Restaurants & Leisure	807,600	3,509,720

				9,436,080

	Hungary 1.3%
	Richter Gedeon Nyrt	Pharmaceuticals	177,170	3,743,155

	India 8.2%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	33,990	910,016
	Biocon Ltd.	Biotechnology	322,743	4,511,213
	Coal India Ltd.	Oil, Gas & Consumable Fuels	338,475	1,494,271
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	91,248	1,192,993
	ICICI Bank Ltd.	Banks	1,642,190	6,169,581
	Infosys Ltd.	IT Services	183,099	2,722,994
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	302,100	850,669
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	128,900	2,053,157
	Tata Chemicals Ltd.	Chemicals	238,500	1,765,378

TD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	India (continued)
	Tata Consultancy Services Ltd.	IT Services	22,980	$799,951
	Tata Motors Ltd., A	Automobiles	346,107	1,523,380

				23,993,603

	Indonesia 3.7%
	Astra International Tbk PT	Automobiles	10,115,100	6,212,838
	Bank Danamon Indonesia Tbk PT	Banks	5,707,000	1,571,570
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	6,697,400	1,342,214
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	1,882,807

				11,009,429

	Kenya 0.4%
	Equity Group Holdings Ltd.	Banks	3,712,900	1,096,079

	Mexico 1.2%
	America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	82,991	1,043,197
	Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	171,410	1,232,438
	Nemak SAB de CV	Auto Components	1,426,300	1,273,875
b	Telesites SAB de CV	Diversified Telecommunication Services	82,000	44,448

				3,593,958

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	167,352	78,543

	Pakistan 1.4%
	Habib Bank Ltd.	Banks	1,550,000	4,042,994

	Peru 0.9%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	243,390	2,745,439

	Philippines 0.5%
	BDO Unibank Inc.	Banks	272,900	616,782
b	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	6,177,500	765,968

				1,382,750

	Russia 4.5%
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	41,300	2,316,930
	LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	38,600	2,165,460
a,b	Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	179,485	3,293,550
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	137,400	2,306,946
b	Yandex NV, A	Internet Software & Services	150,078	3,021,070

				13,103,956

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	25,706	307,854

	South Africa 7.8%
	Massmart Holdings Ltd.	Food & Staples Retailing	190,769	1,751,810
	MTN Group Ltd.	Wireless Telecommunication Services	276,096	2,535,559
	Naspers Ltd., N	Media	97,448	14,285,956
	Remgro Ltd.	Diversified Financial Services	272,238	4,419,860

				22,993,185

	South Korea 14.8%
	Daelim Industrial Co. Ltd.	Construction & Engineering	50,285	3,627,919
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	33,470	1,954,546
	Hankook Tire Co. Ltd.	Auto Components	21,600	1,037,726
	Hanon Systems	Auto Components	206,051	1,757,976
	Hite Jinro Co. Ltd.	Beverages	64,320	1,124,163

Annual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	Hyundai Development Co-Engineering & Construction	Construction & Engineering	132,630	$4,938,243
	Hyundai Wia Corp.	Auto Components	17,000	1,027,952
	iMarketkorea Inc.	Trading Companies & Distributors	70,490	607,242
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	142,053	590,684
	KT Skylife Co. Ltd.	Media	176,060	2,522,945
	POSCO	Metals & Mining	2,900	618,552
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	12,767	19,056,566
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	113,860	4,215,797
	Youngone Corp.	Textiles, Apparel & Luxury Goods	22,200	563,617

				43,643,928

	Taiwan 10.5%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	357,000	2,464,003
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments
		& Components	2,700,500	7,006,181
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments
		& Components	14,000	1,634,904
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	973,800	2,310,392
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,100,000	17,336,579

				30,752,059

	Thailand 4.1%
	Kasikornbank PCL, fgn	Banks	604,100	2,991,011
	Kiatnakin Bank PCL, fgn	Banks	1,009,800	1,661,875
	Land and Houses PCL, fgn	Real Estate Management & Development	4,853,900	1,320,098
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	584,500	1,569,264
	Siam Commercial Bank PCL, fgn	Banks	306,400	1,303,375
	Thai Beverage PCL, fgn	Beverages	5,290,600	3,105,885

				11,951,508

	United Kingdom 4.1%
	Unilever PLC	Personal Products	299,133	12,132,435

	United States 0.9%
b	IMAX Corp.	Media	84,117	2,641,274

	Total Common Stocks (Cost $242,885,354)			269,992,890

c	Participatory Notes 1.7%
	Saudi Arabia 1.7%
	Deutsche Bank AG/London, Samba Financial Group,
	8/03/20	Banks	143,055	928,458
	HSBC Bank PLC,
	Saudi Basic Industries Corp., 1/22/18	Chemicals	167,110	4,075,528
d	Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	2,500	26,720

	Total Participatory Notes (Cost $4,463,391)			5,030,706

TD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Preferred Stocks 5.0%
	Brazil 5.0%
e	Banco Bradesco SA, 4.637%, ADR, pfd	Banks	570,650	$4,970,362
e	Itau Unibanco Holding SA, 4.696%, ADR, pfd	Banks	953,162	9,798,505

	Total Preferred Stocks (Cost $9,722,435)			14,768,867

	Total Investments before Short Term Investments (Cost $257,071,180)			289,792,463

	Short Term Investments (Cost $4,395,622) 1.5%
	Money Market Funds 1.5%
	United States 1.5%
f,[g]	Institutional Fiduciary Trust Money Market Portfolio, 0.09%		4,395,622	4,395,622

	Total Investments (Cost $261,466,802) 100.0%			294,188,085
	Other Assets, less Liabilities (0.0)%†			(64,264)

	Net Assets 100.0%			$294,123,821

See Abbreviations on page TD- 24.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $3,501,244, representing 1.2% of net assets.

bNon-income producing.

cSee Note 1(c) regarding Participatory Notes.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, value of this security was $26,720, representing less than 0.1% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$257,071,180
Cost - Non-controlled affiliates (Note 3e)	4,395,622

Total cost of investments	$261,466,802

Value - Unaffiliated issuers	$289,792,463
Value - Non-controlled affiliates (Note 3e)	4,395,622

Total value of investments	294,188,085
Receivables:
Capital shares sold	160,123
Dividends	646,727
Foreign tax	22,570
Other assets	21

Total assets	295,017,526

Liabilities:
Payables:
Capital shares redeemed	63,709
Management fees	309,863
Distribution fees	92,496
Reports to shareholders	83,535
Professional fees	53,828
Deferred tax	269,393
Accrued expenses and other liabilities	20,881

Total liabilities	893,705

Net assets, at value	$294,123,821

Net assets consist of:
Paid-in capital	$302,780,927
Distributions in excess of net investment income	(1,674,192)
Net unrealized appreciation (depreciation)	32,418,311
Accumulated net realized gain (loss)	(39,401,225)

Net assets, at value	$294,123,821

Class 1:
Net assets, at value	$82,595,941

Shares outstanding	11,135,294

Net asset value and maximum offering price per share	$7.42

Class 2:
Net assets, at value	$205,150,888

Shares outstanding	27,880,292

Net asset value and maximum offering price per share	$7.36

Class 4:
Net assets, at value	$6,376,992

Shares outstanding	862,798

Net asset value and maximum offering price per share	$7.39

TD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes of $850,906)
Unaffiliated issuers	$6,304,961
Non-controlled affiliates (Note 3e)	140

Total investment income	6,305,101

Expenses:
Management fees (Note 3a)	3,651,393
Distribution fees: (Note 3c)
Class 2	515,612
Class 4	23,971
Custodian fees (Note 4)	92,891
Reports to shareholders	205,239
Registration and filing fees	84
Professional fees	71,498
Trustees’ fees and expenses	1,326
Other	24,698

Total expenses	4,586,712
Expenses waived/paid by affiliates (Note 3e)	(58,372)

Net expenses	4,528,340

Net investment income	1,776,761

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,061,016
Foreign currency transactions	31,103

Net realized gain (loss)	10,092,119

Net change in unrealized appreciation (depreciation) on:
Investments	34,571,875
Translation of other assets and liabilities denominated in foreign currencies	5,893
Change in deferred taxes on unrealized appreciation	(149,541)

Net change in unrealized appreciation (depreciation)	34,428,227

Net realized and unrealized gain (loss)	44,520,346

Net increase (decrease) in net assets resulting from operations	$46,297,107

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,776,761	$1,869,006
Net realized gain (loss)	10,092,119	(40,238,876)
Net change in unrealized appreciation (depreciation)	34,428,227	(29,184,006)

Net increase (decrease) in net assets resulting from operations	46,297,107	(67,553,876)

Distributions to shareholders from:
Net investment income:
Class 1	(875,959)	(2,280,023)
Class 2	(1,674,699)	(4,605,588)
Class 4	(44,436)	(178,865)
Net realized gains:
Class 1	—	(12,555,712)
Class 2	—	(29,329,089)
Class 4	—	(1,242,906)

Total distributions to shareholders	(2,595,094)	(50,192,183)

Capital share transactions: (Note 2)
Class 1	(6,421,627)	(3,228,881)
Class 2	(17,591,736)	21,548,017
Class 4	(1,794,556)	(748,959)

Total capital share transactions	(25,807,919)	17,570,177

Net increase (decrease) in net assets	17,894,094	(100,175,882)
Net assets:
Beginning of year	276,229,727	376,405,609

End of year	$294,123,821	$276,229,727

Distributions in excess of net investment income included in net assets:
End of year	$(1,674,192)	$(3,021,032)

TD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

Annual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the

TD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,670,412	$11,807,302	1,121,738	$9,288,141
Shares issued in reinvestment of distributions	130,351	875,960	1,921,727	14,835,735
Shares redeemed	(2,747,707)	(19,104,889)	(3,309,863)	(27,352,757)

Net increase (decrease)	(946,944)	$(6,421,627)	(266,398)	$(3,228,881)

Class 2 Shares:
Shares sold	6,851,485	$48,325,937	4,635,193	$35,599,642
Shares issued in reinvestment of distributions	251,080	1,674,699	4,430,114	33,934,677
Shares redeemed	(9,617,120)	(67,592,372)	(5,930,164)	(47,986,302)

Net increase (decrease)	(2,514,555)	$(17,591,736)	3,135,143	$21,548,017

Class 4 Shares:
Shares sold	84,033	$595,503	96,241	$723,497
Shares issued in reinvestment of distributions	6,622	44,436	184,886	1,421,771
Shares redeemed	(348,788)	(2,434,495)	(364,639)	(2,894,227)

Net increase (decrease)	(258,133)	$(1,794,556)	(83,512)	$(748,959)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the year ended December 31, 2016, the effective investment management fee rate was 1.244% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	36,108,301	58,316,358	(90,029,037)	4,395,622	$4,395,622	$140	$—	0.0%[a]

aRounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$19,728,638
Long term	13,677,912

Total capital loss carryforwards	$33,406,550

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,595,094	$7,065,009
Long term capital gain	—	43,127,174

	$2,595,094	$50,192,183

TD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$272,758,152

Unrealized appreciation	$55,012,459
Unrealized depreciation	(33,582,526)

Net unrealized appreciation (depreciation)	$21,429,933

Distributable earnings - undistributed ordinary income	$3,622,485

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $77,363,215 and $73,221,623, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

Annual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

9. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$15,040,680	$2,316,930	$—	$17,357,610
Materials	8,174,981	2,306,946	—	10,481,927
All Other Equity Investments[b]	256,922,220	—	—	256,922,220
Participatory Notes	—	5,030,706	—	5,030,706
Short Term Investments	4,395,622	—	—	4,395,622

Total Investments in Securities	$284,533,503	$9,654,582	$—	$294,188,085

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

TD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Developing Markets VIP Fund

To the Board of Trustees and Shareholders of The Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets VIP Fund (the “Fund”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the account principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	TD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2017 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TD-26	Annual Report

Templeton Foreign VIP Fund

We are pleased to bring you Templeton Foreign VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+7.49%	+5.58%	+1.96%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of its new benchmark, the MSCI All Country World Index (ACWI) ex USA, and its old benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index. We believe the new index better represents the Fund’s investable universe and is more in line with the Fund’s mandates. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s new benchmark, the MSCI ACWI ex USA, generated a +5.01% total return for the same period, while its old benchmark, the MSCI EAFE Index, posted a +1.51% total return.1 We believe the new index better represents the Fund’s investable universe and is more in line with the Fund’s mandates. Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose.2 Global markets were aided by accommodative monetary policies of various global

Geographic Composition

Based on Total Net Assets as of 12/31/16

central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.3 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI)

TF-2	Annual Report

TEMPLETON FOREIGN VIP FUND

hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the 12-month period, the Fund outperformed its benchmark, the MSCI ACWI ex USA. An overweighting in the energy sector,4 especially in energy equipment and services, contributed significantly to relative results. Notably, our positions in offshore oil and gas production company Subsea 75 (U.K.) and oil and gas company Royal Dutch Shell (U.K.) helped Fund performance. Royal Dutch Shell’s share price rose to the highest level in over a year as oil prices recovered and the firm reported quarterly earnings that exceeded analysts’ estimates, helped by higher production from its recent acquisition of BG Group.

Stock selection in the materials sector also supported relative performance, particularly our investments in metals and mining

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

5. Not part of the index.

Annual Report	TF-3

TEMPLETON FOREIGN VIP FUND

companies Glencore6 (Switzerland), Silver Wheaton (Canada) and Barrick Gold (Canada).7 Stock selection in the information technology (IT) sector also aided relative results, notably our positions in electronic equipment company Kingboard Chemical Holdings5,6 (Hong Kong) and multinational electronics company Samsung Electronics (South Korea).8 Samsung’s share price rose to a record high during the period as the firm recovered from a high-profile product recall and company management partially capitulated to shareholder demands in a strategic update.

Key individual contributors included banking firms Hana Financial Group (South Korea), KB Financial Group (South Korea) and wireless telecommunications services provider Softbank Group (Japan).

In contrast, an overweighting in the health care sector weighed on relative results.9 Within health care, our positions in pharmaceutical companies Teva Pharmaceutical Industries (Israel) and UCB (Belgium), as well as health care equipment and supplies firm Getinge (Sweden), hurt relative returns. Teva’s shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition.

Stock selection in the financials sector also hampered relative results, notably our positions in financial services company Credit Suisse Group (Switzerland) and commercial bank UniCredit5,6 (Italy), as well as insurance company Aviva (U.K.).10 UniCredit’s shares fell amid a chief executive officer transition and ongoing capital concerns, as well as general investor concerns related to asset quality in Italy.

Key individual detractors included multiline retail firm Marks and Spencer5,6 (U.K.), semiconductor equipment manufacturer GCL-Poly Energy Holdings (China), and construction and engineering firm Carillion (U.K.).

From a geographic perspective, stock selection in Asia contributed to the Fund’s performance, particularly investments in South Korea, Hong Kong, Japan and India, although positions in China and Taiwan hindered results. Stock selection in Europe, mainly in France, the U.K., the Netherlands and Ireland, aided relative returns, but holdings in Sweden and Germany detracted. Stock selection in North America,

Top 10 Holdings
12/31/16
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.0%
BNP Paribas SA Banks, France	2.8%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.7%
Hana Financial Group Inc. Banks, South Korea	2.6%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.5%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	2.4%
SBM Offshore NV Energy Equipment & Services, Netherlands	2.2%
Nissan Motor Co. Ltd. Automobiles, Japan	2.2%
KB Financial Group Inc. Banks, South Korea	2.1%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.1%

particularly in Canada, also contributed to the Fund’s performance. In contrast, an overweighting in Israel and an underweighting in Brazil hindered the Fund’s relative performance.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

6. Not held at period-end.

7. The materials sector comprises chemicals and metals and mining in the SOI.

8. The IT sector comprises Internet software and services; semiconductor and semiconductor equipment; and techonology hardware, storage and peripherals in the SOI.

9. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

10. The financials sector comprises banks, capital markets and insurance in the SOI.

TF-4	Annual Report

TEMPLETON FOREIGN VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TF-5

TEMPLETON FOREIGN VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,100.60	$4.12	$1,021.22	$3.96	0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TF-6	Annual Report

VIP-1 P1, P2, P4 06/16

SUPPLEMENT DATED JUNE 27, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2016, the prospectus is amended as follows:

I.  The benchmark for the Templeton Foreign VIP Fund has changed from the MSCI EAFE Index to the MSCI ACWI EX USA Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TF-S4 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)[1]	-5.25%	1.51%	3.38%

1.	Performance figures as of December 31, 2015. The MSCI All Country World ex-US Index is replacing the MSCI EAFE Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World ex-US Index more accurately reflects the Fund’s holdings.

II.  The benchmark for the Templeton Growth VIP Fund has changed from the MSCI World Index to the MSCI ACWI Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TG-S3 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World Index (Index reflects no deduction for fees, expenses or taxes)[1]	-1.84%	6.66%	5.31%

1.	Performance figures as of December 31, 2015. The MSCI All Country World Index is replacing the MSCI World Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World Index more accurately reflects the Fund’s holdings.

Please keep this supplement with your prospectus for future reference.

TF-7

VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE PROSPECTUSES

DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II.  For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III.  For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Please keep this supplement with your prospectus for future reference.

TF-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.46	$15.34	$17.56	$14.63	$12.78

Income from investment operations[a]:

Net investment income[b]	0.33	0.31	0.53 [c]	0.34	0.38

Net realized and unrealized gains (losses)	0.62	(1.16)	(2.39)	3.00	1.91

Total from investment operations	0.95	(0.85)	(1.86)	3.34	2.29

Less distributions from:

Net investment income	(0.29)	(0.53)	(0.36)	(0.41)	(0.44)

Net realized gains	(0.23)	(0.50)	—	—	—

Total distributions	(0.52)	(1.03)	(0.36)	(0.41)	(0.44)

Redemption fees	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$13.89	$13.46	$15.34	$17.56	$14.63

Total return[e]	7.49%	(6.31)%	(10.89)%	23.27%	18.60%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.80%	0.78%	0.77%	0.78%	0.79%

Expenses net of waiver and payments by affiliates	0.78%	0.78% [f]	0.77% [f]	0.78%	0.79%

Net investment income	2.38%	2.05%	3.11%[c]	2.16%	2.84%

Supplemental data

Net assets, end of year (000’s)	$133,218	$214,172	$248,355	$298,468	$265,924

Portfolio turnover rate	20.93%	15.15%	25.71%	23.61%	12.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.20	$15.05	$17.24		$14.37	$12.56

Income from investment operations[a]:

Net investment income[b]	0.28	0.27	0.48	[c]	0.30	0.34

Net realized and unrealized gains (losses)	0.62	(1.13)	(2.35)		2.94	1.87

Total from investment operations	0.90	(0.86)	(1.87)		3.24	2.21

Less distributions from:

Net investment income	(0.26)	(0.49)	(0.32)		(0.37)	(0.40)

Net realized gains	(0.23)	(0.50)	—		—	—

Total distributions	(0.49)	(0.99)	(0.32)		(0.37)	(0.40)

Redemption fees	—	—	—	[d]	— [d]	— [d]

Net asset value, end of year	$13.61	$13.20	$15.05		$17.24	$14.37

Total return[e]	7.18%	(6.49)%	(11.13)%		22.97%	18.23%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.05%	1.03%	1.02%		1.03%	1.04%

Expenses net of waiver and payments by affiliates	1.03%	1.03% [f]	1.02%	[f]	1.03%	1.04%

Net investment income	2.13%	1.80%	2.86%	[c]	1.91%	2.59%

Supplemental data

Net assets, end of year (000’s)	$1,436,518	$1,456,854	$1,645,571		$1,873,586	$1,744,231

Portfolio turnover rate	20.93%	15.15%	25.71%		23.61%	12.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014		2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.29	$15.16	$17.37		$14.48	$12.66

Income from investment operations[a]:

Net investment income[b]	0.26	0.25	0.46	[c]	0.28	0.33

Net realized and unrealized gains (losses)	0.63	(1.14)	(2.36)		2.97	1.89

Total from investment operations	0.89	(0.89)	(1.90)		3.25	2.22

Less distributions from:

Net investment income	(0.24)	(0.48)	(0.31)		(0.36)	(0.40)

Net realized gains	(0.23)	(0.50)	—		—	—

Total distributions	(0.47)	(0.98)	(0.31)		(0.36)	(0.40)

Redemption fees	—	—	—	[d]	— [d]	— [d]

Net asset value, end of year	$13.71	$13.29	$15.16		$17.37	$14.48

Total return[e]	7.09%	(6.65)%	(11.22)%		22.86%	18.14%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%	1.13%	1.12%		1.13%	1.14%

Expenses net of waiver and payments by affiliates	1.13%	1.13% [f]	1.12%	[f]	1.13%	1.14%

Net investment income	2.03%	1.70%	2.76%	[c]	1.81%	2.49%

Supplemental data

Net assets, end of year (000’s)	$484,763	$472,189	$503,143		$513,098	$416,277

Portfolio turnover rate	20.93%	15.15%	25.71%		23.61%	12.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Templeton Foreign VIP Fund
		Country	Shares	Value
	Common Stocks 95.0%
	Aerospace & Defense 1.2%
	BAE Systems PLC	United Kingdom	3,520,780	$25,653,787

	Airlines 0.8%
	Deutsche Lufthansa AG	Germany	1,235,150	15,946,396

	Auto Components 3.0%
	Cie Generale des Etablissements Michelin, B	France	190,160	21,149,127
	Hyundai Mobis Co. Ltd.	South Korea	121,198	26,503,325
	Sumitomo Rubber Industries Ltd.	Japan	921,700	14,634,289

				62,286,741

	Automobiles 4.2%
	Hero Motocorp Ltd.	India	199,386	8,930,398
	Hyundai Motor Co.	South Korea	140,566	16,999,421
	Nissan Motor Co. Ltd.	Japan	4,424,800	44,495,936
	Toyota Motor Corp., ADR	Japan	136,317	15,976,352

				86,402,107

	Banks 15.6%
	Bangkok Bank PCL, fgn.	Thailand	3,563,500	16,053,145
	Barclays PLC	United Kingdom	11,120,080	30,608,787
	BNP Paribas SA	France	918,660	58,528,478
	Hana Financial Group Inc.	South Korea	2,065,805	53,473,712
	HSBC Holdings PLC	United Kingdom	4,928,400	39,563,209
	ING Groep NV	Netherlands	1,678,194	23,608,688
	KB Financial Group Inc., ADR	South Korea	1,216,406	42,926,968
a	Standard Chartered PLC	United Kingdom	4,009,011	32,771,889
	United Overseas Bank Ltd.	Singapore	1,574,400	22,182,306

				319,717,182

	Beverages 1.5%
	Kirin Holdings Co. Ltd.	Japan	918,400	14,939,370
	Suntory Beverage & Food Ltd.	Japan	386,100	16,035,891

				30,975,261

	Capital Markets 2.3%
	Credit Suisse Group AG	Switzerland	1,208,852	17,342,231
	GAM Holding AG	Switzerland	654,050	7,578,348
	UBS Group AG	Switzerland	1,372,270	21,492,249

				46,412,828

	Chemicals 1.5%
	Johnson Matthey PLC	United Kingdom	420,711	16,490,807
	Yara International ASA	Norway	341,290	13,431,948

				29,922,755

	Construction & Engineering 1.5%
b	Carillion PLC	United Kingdom	3,835,100	11,153,997
	Sinopec Engineering Group Co. Ltd.	China	22,639,500	18,889,363

				30,043,360

	Diversified Telecommunication Services 2.0%
	China Telecom Corp. Ltd., H	China	53,618,357	24,753,849
	Telenor ASA	Norway	1,138,704	17,003,451

				41,757,300

	Electrical Equipment 1.3%
	ABB Ltd.	Switzerland	1,255,890	26,489,117

TF-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Energy Equipment & Services 6.5%
	Ensign Energy Services Inc.	Canada	2,009,500	$14,037,169
	Petrofac Ltd.	United Kingdom	2,312,160	24,751,157
a	Precision Drilling Corp.	Canada	4,296,000	23,418,767
	SBM Offshore NV	Netherlands	2,879,260	45,185,846
a	Subsea 7 SA	United Kingdom	137,940	1,745,207
	Tenaris SA	Italy	1,320,175	23,572,825

				132,710,971

	Health Care Equipment & Supplies 0.6%
	Getinge AB, B	Sweden	737,270	11,824,875

	Health Care Providers & Services 1.8%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,579,500	15,085,887
	Sinopharm Group Co. Ltd.	China	5,173,200	21,314,558

				36,400,445

	Household Durables 0.4%
	Haier Electronics Group Co. Ltd.	China	5,826,000	9,165,929

	Industrial Conglomerates 2.1%
	CK Hutchison Holdings Ltd.	Hong Kong	1,309,500	14,843,645
	Siemens AG	Germany	238,364	29,294,210

				44,137,855

	Insurance 6.8%
	Aegon NV	Netherlands	6,240,240	34,326,945
	Aviva PLC	United Kingdom	3,272,090	19,605,443
	AXA SA	France	1,317,458	33,248,709
	China Life Insurance Co. Ltd., H	China	6,004,000	15,640,054
	Chubb Ltd.	United States	190,979	25,232,145
	Swiss Re AG	Switzerland	133,120	12,613,983

				140,667,279

	Internet Software & Services 1.8%
a	Baidu Inc., ADR	China	229,120	37,669,619

	Life Sciences Tools & Services 1.8%
a	MorphoSys AG	Germany	261,670	13,422,297
a	QIAGEN NV	Netherlands	829,071	23,274,257

				36,696,554

	Metals & Mining 3.0%
	Barrick Gold Corp.	Canada	1,328,790	21,234,064
	Silver Wheaton Corp.	Canada	2,037,100	39,352,379

				60,586,443

	Multi-Utilities 0.9%
a	innogy SE	Germany	526,260	18,278,652

	Oil, Gas & Consumable Fuels 11.8%
	BP PLC	United Kingdom	8,823,445	55,389,247
	Cenovus Energy Inc.	Canada	1,518,400	22,954,662
	Eni SpA	Italy	1,817,847	29,590,065
	Kunlun Energy Co. Ltd.	China	9,276,000	6,938,010
	PTT Exploration and Production PCL, fgn.	Thailand	4,120,100	11,061,635
	Royal Dutch Shell PLC, A.	United Kingdom	16,803	464,170
	Royal Dutch Shell PLC, B.	United Kingdom	1,720,573	49,892,747
	Suncor Energy Inc.	Canada	922,000	30,142,836

Annual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
	Total SA, B	France	695,596	$35,658,464

				242,091,836

	Pharmaceuticals 10.2%
	Bayer AG	Germany	216,810	22,614,276
	GlaxoSmithKline PLC	United Kingdom	1,043,675	20,081,871
	Merck KGaA	Germany	238,710	24,903,570
	Novartis AG	Switzerland	166,850	12,140,205
	Roche Holding AG	Switzerland	163,230	37,281,322
	Sanofi	France	455,845	36,884,323
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,178,668	42,726,715
	UCB SA	Belgium	211,980	13,585,692

				210,217,974

	Semiconductors & Semiconductor Equipment 1.5%
a,b	GCL-Poly Energy Holdings Ltd.	China	141,417,000	16,960,192
	Infineon Technologies AG	Germany	764,445	13,279,802
				30,239,994
	Specialty Retail 0.5%
	Kingfisher PLC	United Kingdom	2,345,266	10,120,223

	Technology Hardware, Storage & Peripherals 5.8%
	Catcher Technology Co. Ltd.	Taiwan	2,280,000	15,736,493
	Konica Minolta Inc.	Japan	883,700	8,776,900
	Quanta Computer Inc.	Taiwan	7,299,000	13,561,438
	Samsung Electronics Co. Ltd.	South Korea	54,612	81,516,187

				119,591,018

	Trading Companies & Distributors 0.9%
	Posco Daewoo Corp.	South Korea	869,005	19,435,111

	Wireless Telecommunication Services 3.7%
	China Mobile Ltd.	China	1,370,500	14,527,706
	SoftBank Group Corp.	Japan	731,300	48,578,164
	Vodafone Group PLC, ADR	United Kingdom	562,353	13,738,284

				76,844,154

	Total Common Stocks (Cost $1,848,252,809)			1,952,285,766

	Short Term Investments 5.4%
	Money Market Funds (Cost $98,211,700) 4.8%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	United States	98,211,700	98,211,700

e	Investments from Cash Collateral Received for Loaned Securities (Cost $12,924,082) 0.6%
	Money Market Funds 0.6%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	United States	12,924,082	12,924,082

	Total Investments (Cost $1,959,388,591) 100.4%			2,063,421,548
	Other Assets, less Liabilities (0.4)%			(8,922,317)

	Net Assets 100.0%			$2,054,499,231

TF-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

See Abbreviations on page TF- 26.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2016. See Note 1(c).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day yield at period end.

eSee Note 1(c) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,848,252,809
Cost - Non-controlled affiliates (Note 3e)	111,135,782

Total cost of investments	$1,959,388,591

Value - Unaffiliated issuers	$1,952,285,766
Value - Non-controlled affiliates (Note 3e)	111,135,782

Total value of investments (includes securities loaned in the amount of $11,556,951)	2,063,421,548
Foreign currency, at value (cost $23,651)	23,651
Receivables:
Investment securities sold	577,450
Capital shares sold	232,993
Dividends	3,978,667
European Union tax reclaims	2,616,879
Other assets	170

Total assets	2,070,851,358

Liabilities:
Payables:
Investment securities purchased	84,734
Capital shares redeemed	746,932
Management fees	1,283,677
Distribution fees	874,723
Payable upon return of securities loaned	12,924,082
Accrued expenses and other liabilities	437,979

Total liabilities	16,352,127

Net assets, at value	$2,054,499,231

Net assets consist of:
Paid-in capital	$1,979,824,450
Undistributed net investment income	44,764,301
Net unrealized appreciation (depreciation)	103,805,149
Accumulated net realized gain (loss)	(73,894,669)

Net assets, at value	$2,054,499,231

Class 1:
Net assets, at value	$133,217,894

Shares outstanding	9,593,674

Net asset value and maximum offering price per share	$13.89

Class 2:
Net assets, at value	$1,436,518,447

Shares outstanding	105,562,018

Net asset value and maximum offering price per share	$13.61

Class 4:
Net assets, at value	$484,762,890

Shares outstanding	35,358,829

Net asset value and maximum offering price per share	$13.71

TF-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Templeton Foreign VIP Fund
Investment income:
Dividends: (net of foreign taxes of $6,584,939)
Unaffiliated issuers	$63,329,253
Non-controlled affiliates (Note 3e)	3,987
Interest	82,846
Income from securities loaned (net of fees and rebates)	1,045,650
Other income (Note 1d)	1,711,255

Total investment income	66,172,991

Expenses:
Management fees (Note 3a)	15,827,068
Distribution fees: (Note 3c)
Class 2	3,585,761
Class 4	1,642,637
Custodian fees (Note 4)	261,824
Reports to shareholders	335,885
Professional fees	126,051
Trustees’ fees and expenses	9,911
Other	127,801

Total expenses	21,916,938
Expenses waived/paid by affiliates (Note 3e)	(374,909)

Net expenses	21,542,029

Net investment income	44,630,962

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(69,234,118)
Foreign currency transactions	(662,839)

Net realized gain (loss)	(69,896,957)

Net change in unrealized appreciation (depreciation) on:
Investments	170,495,015
Translation of other assets and liabilities denominated in foreign currencies	(94,760)
Change in deferred taxes on unrealized appreciation	88,494

Net change in unrealized appreciation (depreciation)	170,488,749

Net realized and unrealized gain (loss)	100,591,792

Net increase (decrease) in net assets resulting from operations	$145,222,754

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$44,630,962	$42,572,642
Net realized gain (loss)	(69,896,957)	36,800,340
Net change in unrealized appreciation (depreciation)	170,488,749	(219,790,040)

Net increase (decrease) in net assets resulting from operations	145,222,754	(140,417,058)

Distributions to shareholders from:
Net investment income:
Class 1	(4,469,747)	(8,346,614)
Class 2	(28,417,976)	(51,791,116)
Class 4	(8,605,853)	(15,312,865)
Net realized gains:
Class 1	(3,504,221)	(7,826,999)
Class 2	(25,453,391)	(52,898,439)
Class 4	(8,118,929)	(16,028,658)

Total distributions to shareholders	(78,570,117)	(152,204,691)

Capital share transactions: (Note 2)
Class 1	(85,110,427)	(4,016,954)
Class 2	(66,083,288)	11,936,472
Class 4	(4,174,320)	30,848,243

Total capital share transactions	(155,368,035)	38,767,761

Net increase (decrease) in net assets	(88,715,398)	(253,853,988)
Net assets:
Beginning of year	2,143,214,629	2,397,068,617

End of year	$2,054,499,231	$2,143,214,629

Undistributed net investment income included in net assets:
End of year	$44,764,301	$42,293,744

TF-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

Annual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

TF-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the year.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

Annual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Guarantees and Indemnifications (continued)

this would involve future claims that may be made against the

Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	398,476	$5,247,673	454,466	$6,842,816
Shares issued in reinvestment of distributions	633,861	7,973,968	1,057,790	16,173,612
Shares redeemed	(7,350,785)	(98,332,068)	(1,792,103)	(27,033,382)

Net increase (decrease)	(6,318,448)	$(85,110,427)	(279,847)	$(4,016,954)

Class 2 Shares:
Shares sold	12,602,852	$163,261,270	14,594,828	$213,082,680
Shares issued in reinvestment of distributions	4,365,589	53,871,367	6,974,654	104,689,555
Shares redeemed	(21,800,082)	(283,215,925)	(20,492,400)	(305,835,763)

Net increase (decrease)	(4,831,641)	$(66,083,288)	1,077,082	$11,936,472

Class 4 Shares:
Shares sold	4,242,533	$54,403,633	5,690,434	$80,692,209
Shares issued in reinvestment of distributions	1,344,436	16,724,782	2,072,852	31,341,523
Shares redeemed	(5,754,548)	(75,302,735)	(5,429,602)	(81,185,489)

Net increase (decrease)	(167,579)	$(4,174,320)	2,333,684	$30,848,243

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TF-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.756% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio,
0.09%	71,421,269	1,482,277,293	(1,442,562,780)	111,135,782	$111,135,782	$3,987	$—	0.7%

Annual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,095,327
Long term	68,138,792

Total capital loss carryforwards	$69,234,119

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$41,497,565	$75,450,595
Long term capital gain	37,072,552	76,754,096

	$78,570,117	$152,204,691

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$1,964,119,109

Unrealized appreciation	$317,848,202
Unrealized depreciation	(218,545,763)

Net unrealized appreciation (depreciation)	$99,302,439

Distributable earnings - undistributed ordinary income	$42,252,085

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims and foreign capital gains tax.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $420,041,077 and $631,996,510, respectively.

At December 31, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $12,924,082 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

Annual Report	TF-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Foreign VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	TF-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $37,072,552 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2017 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TF-28	Annual Report

Templeton Global Bond VIP Fund

We are pleased to bring you Templeton Global Bond VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+3.21%	+3.50%	+6.68%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition*

Based on Total Net Assets as of 12/31/16

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s euro area investments were in Portugal.

***The Fund’s supranational investment was denominated in the Mexican peso.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the JPM GGBI produced a +1.56% total return and the Citigroup WGBI posted a +1.60% total return for the same period.1

Economic and Market Overview

The calendar year of 2016 started off with a sharp escalation in global risk aversion, as oil prices dropped below US$30 per barrel, and markets appeared to price in worst case scenarios on fears of a global recession and a potential collapse of growth in China. However, we believed that the fears were unwarranted. In our opinion, markets appeared to overestimate the extent to which lower headline inflation reflected structurally weaker global demand; however, we believed that supply factors were the main driver behind falling energy and commodity prices, not a collapse in demand. We expected the effects to be short term and the disinflationary impact to wane as commodity prices stabilized. However, the belief that inflation had become structurally lower appeared to lead some investors to take a complacent view on interest rates, despite what we viewed as a

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TGB-2	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

vulnerable phase of the yield cycle. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our assessment, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging market currencies based on our conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

In March, the U.S. Federal Reserve (Fed) passed on raising the federal funds target rate and indicated that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The effect was an implicit easing of policy as yield expectations had already been priced in by the market, resulting in a subsequent decline in U.S. Treasury yields and weakening of the U.S. dollar. The adjustment in forward guidance was followed during the period by unchanged rates at each of the Fed’s meetings in April, June, July, September and November.

On June 23, the U.K. electorate voted to leave the European Union in the “Brexit” referendum, leading to a sharp escalation in risk aversion across global bond markets. Consequently, U.S. Treasury yields declined further, with the yield on the 10-year U.S. Treasury note reaching a low of 1.37% in early July on a global flight to quality. However, markets subsequently recovered in mid-July with notable rallies in a number of emerging market currencies and local-currency bonds. The yield on the 10-year U.S. Treasury bond returned to a range around 1.55% in the second half of July, ultimately finishing the reporting period at 1.84%, after starting the period at 2.16%.

In the summer months of July and August, a number of emerging market currencies resumed rallies that had begun in the spring months but were temporarily sidetracked by market volatility after the “Brexit” referendum result. By October, U.S. dollar strength returned as U.S. Treasury yields rose sharply due to growing expectations for a December rate hike. By November, a sharp correction in U.S. Treasury valuations was fully underway, manifesting quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone and Japan drove significant depreciations of the euro and the yen against the U.S. dollar. Overall, for the full period, a number of emerging market currencies appreciated against the U.S. dollar, notably the Brazilian real, the Colombian peso, and the Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso, Malaysian ringgit and South Korean won. The Fed raised rates by 0.25% at its December meeting and indicated that it expected three rate hikes in 2017.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use other derivative instruments.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we feel have solid underlying fundamentals and prudent fiscal, monetary and financial policies. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were

Annual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

Currency Composition*
12/31/16
% of Total Net Assets
Americas	138.7%
U.S. Dollar	96.1%
Mexican Peso	20.5%
Brazilian Real	11.5%
Argentinian Peso	4.1%
Colombian Peso	3.6%
Chilean Peso	2.8%
Peruvian Neuvo Sol	0.1%
Asia Pacific	5.7%
Malaysian Ringgit	13.1%
Indonesian Rupiah	10.7%
Indian Rupee	6.8%
Philippine Peso	3.6%
Sri Lankan Rupee	0.7%
South Korean Won	-0.2%
Japanese Yen	-29.0%
Middle East & Africa	0.4%
South African Rand	0.4%
Europe	-36.0%
Euro	-36.0%
Australia & New Zealand	-8.8%
Australian Dollar	-8.8%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance benefited from currency positions and interest-rate strategies. Sovereign credit exposures had a largely neutral effect on absolute return. Among currencies, the Fund’s net-negative position in the euro, achieved through currency forward contracts, contributed to absolute performance, while its net-negative position in the Japanese yen, also through currency forward contracts, detracted. Currency positions in Latin America contributed to absolute return (the Brazilian real contributed, while the Mexican peso detracted), while currency positions in Asia ex-Japan had a largely neutral effect (the Indonesian rupiah contributed, while the South Korean won detracted). The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan contributed to absolute performance.

Relative to the JPM GGBI benchmark, the Fund’s outperformance benefited from currency positions, while sovereign credit exposures had a largely neutral effect. Interest-rate strategies detracted from relative return. Among currencies, the Fund’s underweighted position in the euro contributed to absolute return as did its lack of exposure to the British pound, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America contributed to relative performance (the Brazilian real contributed, while the Mexican peso detracted), while overweighted currency positions in Asia ex-Japan had a largely neutral effect (the Indonesian rupiah contributed, while the South Korean won detracted). Select underweighted duration exposures in Europe detracted from relative return as did underweighted duration exposure in Japan. Overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia and India) contributed to relative performance.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

TGB-4	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TGB-5

TEMPLETON GLOBAL BOND VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,049.80	$2.47	$1,022.72	$2.44	0.48%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TGB-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.34	$18.56	$19.15	$20.01	$18.61

Income from investment operations[a]:

Net investment income[b]	0.62	0.52	0.58	0.64	0.72

Net realized and unrealized gains (losses)	(0.10)	(1.22)	(0.16)	(0.30)	1.99

Total from investment operations	0.52	(0.70)	0.42	0.34	2.71

Less distributions from:

Net investment income and net foreign currency gains	—	(1.43)	(1.01)	(0.96)	(1.28)

Net realized gains	(0.01)	(0.09)	—	(0.24)	(0.03)

Total distributions	(0.01)	(1.52)	(1.01)	(1.20)	(1.31)

Redemption fees	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$16.85	$16.34	$18.56	$19.15	$20.01

Total return[d]	3.21%	(4.10)%	2.12%	1.89%	15.31%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.53%	0.52%	0.51%	0.51%	0.55%

Expenses net of waiver and payments by affiliates[e]	0.48%	0.52% [f]	0.51%	0.51%	0.55%

Net investment income	3.88%	2.99%	3.08%	3.26%	3.71%

Supplemental data

Net assets, end of year (000’s)	$241,792	$292,802	$323,491	$280,963	$307,142

Portfolio turnover rate	59.00%	51.58%	39.14%	34.39%	43.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.80	$17.99	$18.60	$19.47	$18.15

Income from investment operations[a]:

Net investment income[b]	0.56	0.46	0.52	0.57	0.65

Net realized and unrealized gains (losses)	(0.10)	(1.17)	(0.17)	(0.27)	1.94

Total from investment operations	0.46	(0.71)	0.35	0.30	2.59

Less distributions from:

Net investment income and net foreign currency gains	—	(1.39)	(0.96)	(0.93)	(1.24)

Net realized gains	(0.01)	(0.09)	—	(0.24)	(0.03)

Total distributions	(0.01)	(1.48)	(0.96)	(1.17)	(1.27)

Redemption fees	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$16.25	$15.80	$17.99	$18.60	$19.47

Total return[d]	2.94%	(4.30)%	1.83%	1.63%	15.07%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.78%	0.77%	0.76%	0.76%	0.80%

Expenses net of waiver and payments by affiliates[e]	0.73%	0.77%[f]	0.76%	0.76%	0.80%

Net investment income	3.63%	2.74%	2.83%	3.01%	3.46%

Supplemental data

Net assets, end of year (000’s)	$2,812,535	$2,971,667	$3,177,638	$2,826,039	$2,418,229

Portfolio turnover rate	59.00%	51.58%	39.14%	34.39%	43.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.18	$18.38	$18.97	$19.82	$18.44

Income from investment operations[a]:

Net investment income[b]	0.56	0.46	0.51	0.56	0.64

Net realized and unrealized gains (losses)	(0.11)	(1.21)	(0.18)	(0.28)	1.98

Total from investment operations	0.45	(0.75)	0.33	0.28	2.62

Less distributions from:

Net investment income and net foreign currency gains	—	(1.36)	(0.92)	(0.89)	(1.21)

Net realized gains	(0.01)	(0.09)	—	(0.24)	(0.03)

Total distributions	(0.01)	(1.45)	(0.92)	(1.13)	(1.24)

Redemption fees	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$16.62	$16.18	$18.38	$18.97	$19.82

Total return[d]	2.87%	(4.39)%	1.69%	1.54%	14.97%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.87%	0.86%	0.86%	0.90%

Expenses net of waiver and payments by affiliates[e]	0.83%	0.87% [f]	0.86%	0.86%	0.90%

Net investment income	3.53%	2.64%	2.73%	2.91%	3.36%

Supplemental data

Net assets, end of year (000’s)	$96,798	$103,045	$111,199	$118,145	$163,241

Portfolio turnover rate	59.00%	51.58%	39.14%	34.39%	43.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Templeton Global Bond VIP Fund
	Principal Amount*		Value
Foreign Government and Agency Securities 70.5%
Argentina 4.1%
Argentine Bonos del Tesoro,
18.20%, 10/03/21	747,561,000	ARS	$47,911,859
16.00%, 10/17/23	175,692,000	ARS	10,629,519
senior note, 15.50%, 10/17/26	1,151,967,000	ARS	69,917,836

			128,459,214

Brazil 11.5%
Letra Tesouro Nacional,
Strip, 1/01/19	38,960[a]	BRL	9,726,319
Strip, 7/01/19	102,840[a]	BRL	24,367,159
Strip, 7/01/20	197,661[a]	BRL	41,837,546
Nota Do Tesouro Nacional,
10.00%, 1/01/21	6,620[a]	BRL	1,960,022
10.00%, 1/01/23	512,345[a]	BRL	148,415,470
10.00%, 1/01/25	69,029[a]	BRL	19,769,830
10.00%, 1/01/27	260,633[a]	BRL	73,945,715
[b] Index Linked, 6.00%, 5/15/19	2,087[a]	BRL	1,898,107
[b] Index Linked, 6.00%, 8/15/22	18,002[a]	BRL	16,306,082
[b] Index Linked, 6.00%, 5/15/23	4,510[a]	BRL	4,113,865
[b] Index Linked, 6.00%, 8/15/24	3,110[a]	BRL	2,829,865
[b] Index Linked, 6.00%, 5/15/45	10,825[a]	BRL	9,972,508
senior note, 10.00%, 1/01/19	21,390[a]	BRL	6,472,816

			361,615,304

Colombia 3.6%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,386,000,000	COP	830,539
senior bond, 4.375%, 3/21/23	362,000,000	COP	105,646
senior bond, 9.85%, 6/28/27	576,000,000	COP	226,639
Titulos de Tesoreria,
B, 5.00%, 11/21/18.	2,882,000,000	COP	940,481
B, 7.75%, 9/18/30	138,510,200,000	COP	47,932,978
senior bond, B, 11.25%, 10/24/18	5,135,000,000	COP	1,848,737
senior bond, B, 11.00%, 7/24/20	9,167,000,000	COP	3,471,077
senior bond, B, 7.00%, 5/04/22	7,908,000,000	COP	2,672,348
senior bond, B, 10.00%, 7/24/24	38,884,000,000	COP	15,271,232
senior bond, B, 7.50%, 8/26/26	73,673,200,000	COP	25,222,396
senior bond, B, 6.00%, 4/28/28	42,303,600,000	COP	12,670,859
senior note, B, 7.00%, 9/11/19	4,056,000,000	COP	1,370,089

			112,563,021

India 4.5%
Government of India,
senior bond, 7.80%, 5/03/20	270,800,000	INR	4,128,875
senior bond, 8.35%, 5/14/22	212,700,000	INR	3,355,740
senior bond, 9.15%, 11/14/24	2,409,000,000	INR	40,495,964
senior note, 7.28%, 6/03/19	28,000,000	INR	420,240
senior note, 8.27%, 6/09/20	1,222,000,000	INR	18,974,996
senior note, 8.12%, 12/10/20	844,000,000	INR	13,113,603
senior note, 7.80%, 4/11/21	1,980,300,000	INR	30,460,919
senior note, 7.16%, 5/20/23	133,700,000	INR	2,017,702
senior note, 8.83%, 11/25/23	1,805,900,000	INR	29,529,604

			142,497,643

TGB-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Indonesia 5.8%
	Government of Indonesia,
	6.125%, 5/15/28	37,000,000	IDR	$2,321
	8.375%, 3/15/34	81,180,000,000	IDR	6,070,803
	FR34, 12.80%, 6/15/21	392,506,000,000	IDR	34,686,069
	FR35, 12.90%, 6/15/22	71,229,000,000	IDR	6,489,781
	FR43, 10.25%, 7/15/22	147,832,000,000	IDR	12,207,316
	FR52, 10.50%, 8/15/30	6,960,000,000	IDR	609,419
	senior bond, 9.00%, 3/15/29	51,222,000,000	IDR	4,039,592
	senior bond, 8.75%, 5/15/31	85,845,000,000	IDR	6,674,535
	senior bond, FR39, 11.75%, 8/15/23	5,491,000,000	IDR	489,085
	senior bond, FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,103,920
	senior bond, FR44, 10.00%, 9/15/24	4,454,000,000	IDR	367,468
	senior bond, FR46, 9.50%, 7/15/23	226,780,000,000	IDR	18,263,591
	senior bond, FR47, 10.00%, 2/15/28	12,000,000	IDR	1,006
	senior bond, FR56, 8.375%, 9/15/26	525,219,000,000	IDR	40,056,615
	senior bond, FR59, 7.00%, 5/15/27	47,752,000,000	IDR	3,358,322
	senior bond, FR61, 7.00%, 5/15/22	244,849,000,000	IDR	17,765,068
	senior bond, FR63, 5.625%, 5/15/23	258,951,000,000	IDR	17,183,315
	senior bond, FR70, 8.375%, 3/15/24	136,475,000,000	IDR	10,383,141

				182,751,367

	Malaysia 3.8%
	Government of Malaysia,
	senior bond, 3.814%, 2/15/17	63,785,000	MYR	14,233,326
	senior bond, 4.24%, 2/07/18	44,360,000	MYR	9,990,988
	senior note, 3.394%, 3/15/17	125,470,000	MYR	27,993,291
	senior note, 4.012%, 9/15/17	147,790,000	MYR	33,144,691
	senior note, 3.314%, 10/31/17	153,634,000	MYR	34,286,821

				119,649,117

	Mexico 18.0%
	Government of Mexico,
	7.75%, 12/14/17	33,461,300[c]	MXN	163,504,666
	M, 4.75%, 6/14/18	3,886,300[c]	MXN	18,239,053
	senior note, 8.50%, 12/13/18	60,159,700[c]	MXN	298,782,171
	[d]senior note, M, 5.00%, 12/11/19	17,235,500[c]	MXN	78,926,637
e	Mexican Udibonos,
	Index Linked, 3.50%, 12/14/17	627,549[f]	MXN	3,098,628
	Index Linked, 4.00%, 6/13/19	430,734[f]	MXN	2,164,430
	Index Linked, 2.50%, 12/10/20	339,224[f]	MXN	1,640,322

				566,355,907

	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	3,597,302

	Philippines 1.8%
	Government of the Philippines,
	senior note, 5.875%, 1/31/18	81,610,000	PHP	1,692,338
	senior note, 3.375%, 8/20/20	1,102,110,000	PHP	21,912,910
	senior note, 3-21, 2.875%, 5/22/17	151,740,000	PHP	3,062,521
	senior note, 5-72, 2.125%, 5/23/18	686,978,000	PHP	13,673,954
	senior note, 7-51, 5.00%, 8/18/18	64,060,000	PHP	1,309,914

Annual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Philippines (continued)
	Government of the Philippines, (continued)
	senior note, 7-56, 3.875%, 11/22/19	813,510,000	PHP	$16,530,608

				58,182,245

	Portugal 0.8%
g	Government of Portugal, 144A, 5.125%, 10/15/24	27,830,000		27,113,377

	South Africa 0.4%
	Government of South Africa,
	8.00%, 1/31/30	45,070,000	ZAR	2,953,489
	7.00%, 2/28/31	9,230,000	ZAR	549,557
	8.25%, 3/31/32	31,580,000	ZAR	2,072,645
	8.875%, 2/28/35	28,160,000	ZAR	1,925,709
	R186, 10.50%, 12/21/26	69,652,000	ZAR	5,594,477

				13,095,877

	South Korea 11.1%
	Korea Monetary Stabilization Bond,
	senior note, 1.70%, 8/02/17	9,221,100,000	KRW	7,647,062
	senior note, 1.56%, 10/02/17	54,756,600,000	KRW	45,365,038
	senior note, 1.49%, 2/02/18	11,176,000,000	KRW	9,249,320
	senior note, 1.25%, 8/02/18	18,933,000,000	KRW	15,596,352
	Korea Treasury Bond,
	senior bond, 4.25%, 6/10/21	9,492,600,000	KRW	8,669,214
	senior note, 2.00%, 12/10/17	49,196,500,000	KRW	40,907,603
	senior note, 1.75%, 12/10/18	12,303,900,000	KRW	10,219,853
	senior note, 1.50%, 6/10/19	62,818,800,000	KRW	51,881,010
	senior note, 2.75%, 9/10/19	1,850,000,000	KRW	1,575,547
	senior note, 2.00%, 3/10/21	105,581,810,000	KRW	88,150,845
	senior note, 1.375%, 9/10/21	85,398,200,000	KRW	69,457,926

				348,719,770

	Sri Lanka 0.7%
	Government of Sri Lanka,
	10.60%, 7/01/19	964,930,000	LKR	6,305,090
	8.00%, 11/01/19	40,210,000	LKR	244,217
	11.20%, 7/01/22	69,990,000	LKR	449,828
	A, 8.00%, 11/15/18	320,500,000	LKR	2,011,480
	A, 9.00%, 5/01/21	828,720,000	LKR	4,973,924
	A, 11.00%, 8/01/21	575,640,000	LKR	3,702,445
	B, 8.50%, 7/15/18	146,350,000	LKR	940,601
	D, 8.50%, 6/01/18	395,000,000	LKR	2,553,762

				21,181,347

h	Supranational 0.3%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24	200,000,000	MXN	9,573,254

	Ukraine 4.0%
g	Government of Ukraine,
	144A, 7.75%, 9/01/19	4,249,000		4,280,868
	144A, 7.75%, 9/01/20	14,822,000		14,710,835
	144A, 7.75%, 9/01/21	14,769,000		14,473,620
	144A, 7.75%, 9/01/22	14,769,000		14,325,930
	144A, 7.75%, 9/01/23	14,769,000		14,178,240
	144A, 7.75%, 9/01/24	14,769,000		14,030,550

TGB-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Ukraine (continued)
g	Government of Ukraine, (continued)
	144A, 7.75%, 9/01/25	14,769,000		$13,903,241
	144A, 7.75%, 9/01/26	14,658,000		13,778,520
	144A, 7.75%, 9/01/27	14,658,000		13,693,650
	[i,j]144A, VRI, GDP Linked Securities, 5/31/40	29,978,000		9,143,290

				126,518,744

	Total Foreign Government and Agency Securities (Cost $2,356,822,885)			2,221,873,489

	Quasi-Sovereign and Corporate Bonds (Cost $291,224) 0.0%†
	South Korea 0.0%†
	The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	243,115

	Total Investments before Short Term Investments (Cost $2,357,114,109)			2,222,116,604

	Short Term Investments 23.3%
	Foreign Government and Agency Securities 4.0%
	Colombia 0.0%†
	Colombian Tes Corto Plazo, Strip, 3/14/17 - 9/12/17	6,196,000,000	COP	1,991,591

	Malaysia 0.2%
k	Bank of Negara Monetary Note, 6/22/17 - 9/19/17	15,860,000	MYR	3,465,835
k	Malaysia Treasury Bill, 1/20/17	16,710,000	MYR	3,719,707

				7,185,542

	Mexico 2.2%
k	Mexico Treasury Bill, 2/16/17 - 11/09/17	148,933,020[l]	MXN	69,285,916

	Philippines 1.5%
k	Philippine Treasury Bill, 1/18/17 - 9/27/17	2,341,700,000	PHP	46,958,274

	South Korea 0.1%
	Korea Monetary Stabilization Bond, senior note, 1.57%, 1/09/17	2,940,100,000	KRW	2,435,433

	Total Foreign Government and Agency Securities (Cost $138,588,843)			127,856,756

	Total Investment before Money Market Funds and Repurchase Agreement (Cost $2,495,702,952)			2,349,973,360

		Shares
	Money Market Funds (Cost $436,780,215) 13.9%
	United States 13.9%
m,n	Institutional Fiduciary Trust Money Market Portfolio, 0.09%	436,780,215		436,780,215

Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*	Value
	Repurchase Agreements (Cost $170,127,507) 5.4%
	United States 5.4%
o	Joint Repurchase Agreement, 0.437%, 1/03/17 (Maturity Value $170,135,774)

BNP Paribas Securities Corp. (Maturity Value $71,516,573)
Deutsche Bank Securities Inc. (Maturity Value $8,937,232)
HSBC Securities (USA) Inc. (Maturity Value $71,516,573)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $18,165,396)

	Collateralized by U.S. Government Agency Securities, 0.00% - 1.75%, 6/09/17 - 2/26/19; [k]U.S. Treasury Bill, 5/04/17 - 5/25/17; U.S. Treasury Note, 0.50% - 3.50%, 12/31/16 - 8/31/21; and U.S. Treasury Note, Index Linked, 1.375%, 7/15/18 (valued at $173,569,581)	170,127,507	$170,127,507

	Total Investments (Cost $3,102,610,674) 93.8%		2,956,881,082
	Other Assets, less Liabilities 6.2%		194,243,524

	Net Assets 100.0%		$3,151,124,606

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(h).

cPrincipal amount is stated in 100 Mexican Peso Units.

dA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

ePrincipal amount of security is adjusted for inflation. See Note 1(h).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $153,632,121, representing 4.8% of net assets.

hA supranational organization is an entity formed by two or more central governments through international treaties.

iNon-income producing.

jThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day yield at period end.

oSee Note 1(c) regarding joint repurchase agreement.

TGB-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,373,578		1/05/17	$—	$(112,113)
Chilean Peso	MSCO	Buy	4,857,290,000	7,316,849		1/09/17	—	(73,667)
Euro	HSBK	Sell	11,263,000	12,679,322		1/09/17	821,865	—
Euro	JPHQ	Sell	32,859,900	36,993,093		1/09/17	2,398,857	—
Malaysian Ringgit	HSBK	Buy	3,317,000	748,758		1/09/17	—	(9,841)
Japanese Yen	DBAB	Sell	770,370,000	7,640,513		1/10/17	1,045,907	—
Japanese Yen	GSCO	Sell	329,010,000	2,808,307		1/10/17	—	(8,121)
Japanese Yen	JPHQ	Sell	1,415,975,000	12,041,525		1/10/17	—	(79,659)
Japanese Yen	JPHQ	Sell	1,415,975,000	14,047,371		1/10/17	1,926,186	—
Chilean Peso	JPHQ	Buy	1,792,000,000	2,668,056		1/11/17	3,528	—
Euro	BZWS	Sell	6,181,000	6,804,230		1/11/17	296,282	—
Euro	GSCO	Sell	5,023,100	5,636,571		1/11/17	347,771	—
Euro	HSBK	Sell	3,999,292	4,493,125		1/11/17	282,287	—
Euro	MSCO	Sell	5,225,000	5,862,189		1/11/17	360,809	—
Euro	SCNY	Sell	2,400,751	2,698,444		1/11/17	170,704	—
Japanese Yen	BZWS	Sell	1,689,110,000	16,913,256		1/11/17	2,453,087	—
Malaysian Ringgit	HSBK	Buy	4,010,000	1,001,624		1/11/17	—	(108,448)
Chilean Peso	DBAB	Buy	1,148,389,500	1,707,515		1/12/17	4,343	—
Euro	BOFA	Sell	2,643,000	2,958,653		1/12/17	175,697	—
Euro	CITI	Buy	5,040,000	5,431,709		1/13/17	—	(124,530)
Euro	CITI	Sell	5,040,000	5,555,718		1/13/17	248,539	—
Euro	GSCO	Sell	8,105,300	8,587,160		1/13/17	52,184	—
Euro	HSBK	Sell	8,692,000	9,671,241		1/13/17	518,463	—
Euro	SCNY	Sell	15,572,000	17,132,314		1/13/17	734,816	—
Japanese Yen	BZWS	Sell	1,089,820,000	10,711,242		1/13/17	1,380,372	—
Chilean Peso	DBAB	Buy	1,148,389,500	1,705,867		1/17/17	4,963	—
Euro	BZWS	Sell	1,161,439	1,268,512		1/17/17	45,234	—
Euro	JPHQ	Sell	36,882,000	40,209,337		1/17/17	1,363,596	—
Japanese Yen	CITI	Sell	138,680,000	1,190,938		1/17/17	3,298	—
Japanese Yen	SCNY	Sell	415,980,000	3,561,503		1/17/17	—	(905)
Malaysian Ringgit	DBAB	Buy	60,000,000	12,862,288	EUR	1/17/17	—	(188,263)
Chilean Peso	DBAB	Buy	1,231,460,000	1,832,257		1/18/17	2,108	—
Chilean Peso	GSCO	Buy	4,809,568,000	7,124,125		1/18/17	40,138	—
Euro	GSCO	Sell	3,095,000	3,426,413		1/18/17	166,443	—
Indian Rupee	JPHQ	Buy	82,107,000	1,213,109		1/18/17	—	(7,043)
Euro	BZWS	Sell	7,066,000	7,539,895		1/19/17	96,854	—
Euro	JPHQ	Sell	27,973,000	30,980,237		1/19/17	1,514,597	—
Japanese Yen	HSBK	Sell	536,380,000	5,115,201		1/19/17	521,151	—
Japanese Yen	JPHQ	Sell	652,895,000	5,639,417		1/19/17	47,425	—
Japanese Yen	SCNY	Sell	707,660,000	6,755,220		1/19/17	694,171	—
Malaysian Ringgit	JPHQ	Buy	25,688,213	6,491,840		1/19/17	—	(773,182)
Chilean Peso	DBAB	Buy	1,757,372,000	2,598,778		1/20/17	18,349	—
Indian Rupee	DBAB	Buy	491,655,000	7,274,962		1/20/17	—	(54,442)
Euro	DBAB	Sell	14,940,282	16,473,421		1/23/17	732,455	—
Euro	JPHQ	Sell	300,000	331,089		1/23/17	15,011	—
Japanese Yen	DBAB	Sell	858,140,000	7,434,611		1/23/17	82,956	—
Malaysian Ringgit	DBAB	Buy	12,933,000	2,893,742	EUR	1/23/17	—	(170,475)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,703,753	EUR	1/23/17	—	(201,543)

Annual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Malaysian Ringgit	JPHQ	Buy	26,736,000	6,609,642		1/23/17	$—	$(659,316)
Chilean Peso	DBAB	Buy	1,801,070,000	2,675,784		1/24/17	5,131	—
Chilean Peso	JPHQ	Buy	337,685,000	502,694		1/24/17	—	(46)
Indian Rupee	DBAB	Buy	79,271,000	1,170,236		1/25/17	—	(6,607)
Japanese Yen	JPHQ	Sell	1,407,000,000	13,348,006		1/25/17	1,292,843	—
Malaysian Ringgit	HSBK	Buy	21,822,825	5,416,437		1/25/17	—	(560,230)
Chilean Peso	MSCO	Buy	3,098,316,750	4,695,131		1/27/17	—	(84,908)
Euro	GSCO	Sell	4,711,000	5,169,804		1/27/17	205,236	—
Indian Rupee	DBAB	Buy	838,950,988	12,392,607		1/27/17	—	(79,894)
Indian Rupee	JPHQ	Buy	358,075,000	5,293,835		1/27/17	—	(38,612)
Japanese Yen	GSCO	Sell	944,420,000	8,062,147		1/27/17	—	(30,604)
Japanese Yen	JPHQ	Sell	490,100,000	4,183,918		1/27/17	—	(15,756)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,719,910	EUR	1/27/17	—	(220,419)
Chilean Peso	DBAB	Buy	3,122,089,000	4,643,547		1/30/17	623	—
Euro	CITI	Sell	132,315,770	145,074,980		1/30/17	5,616,139	—
Euro	DBAB	Sell	27,189,556	29,826,671		1/30/17	1,169,286	—
Japanese Yen	DBAB	Sell	8,368,505,770	71,452,406		1/30/17	—	(268,716)
Chilean Peso	DBAB	Buy	4,683,134,000	7,021,041		1/31/17	—	(55,250)
Euro	BOFA	Sell	65,140,400	71,452,505		1/31/17	2,792,631	—
Euro	BZWS	Sell	44,246,134	48,521,284		1/31/17	1,884,574	—
Euro	GSCO	Sell	41,639,000	45,642,747		1/31/17	1,754,032	—
Indian Rupee	HSBK	Buy	679,529,000	10,062,311		1/31/17	—	(93,281)
Japanese Yen	HSBK	Sell	1,162,462,488	9,927,092		1/31/17	—	(36,004)
Malaysian Ringgit	HSBK	Buy	3,005,000	734,037		1/31/17	—	(65,561)
Malaysian Ringgit	JPHQ	Buy	7,468,000	1,796,272		1/31/17	—	(134,981)
Euro	HSBK	Sell	25,974,891	28,500,819		2/01/17	1,121,386	—
Euro	JPHQ	Sell	11,263,000	12,360,354		2/01/17	488,329	—
Euro	BOFA	Sell	32,701,000	36,220,936		2/03/17	1,748,813	—
Euro	DBAB	Sell	12,156,556	13,458,280		2/03/17	643,311	—
Indian Rupee	JPHQ	Buy	60,607,000	898,148		2/03/17	—	(9,286)
Chilean Peso	JPHQ	Buy	612,933,000	932,416		2/06/17	—	(21,091)
Chilean Peso	MSCO	Buy	4,089,449,500	6,216,858		2/06/17	—	(136,559)
Malaysian Ringgit	DBAB	Buy	143,249,150	31,213,045	EUR	2/06/17	—	(1,047,653)
Malaysian Ringgit	JPHQ	Buy	1,100,000	270,084		2/06/17	—	(25,433)
Indian Rupee	HSBK	Buy	240,033,500	3,560,578		2/07/17	—	(41,696)
Chilean Peso	DBAB	Buy	3,166,824,000	4,823,799		2/08/17	—	(115,910)
Euro	BZWS	Sell	7,003,000	7,935,274		2/08/17	551,442	—
Euro	CITI	Buy	9,440,554	10,186,075		2/08/17	—	(232,131)
Euro	CITI	Sell	9,440,554	10,529,995		2/08/17	576,050	—
Indian Rupee	DBAB	Buy	457,757,494	6,787,123		2/08/17	—	(77,104)
Japanese Yen	JPHQ	Sell	1,719,500,000	14,857,666		2/08/17	115,970	—
Japanese Yen	SCNY	Sell	1,720,000,000	14,894,096		2/08/17	148,113	—
Malaysian Ringgit	HSBK	Buy	21,208,085	5,220,709		2/08/17	—	(504,132)
Chilean Peso	DBAB	Buy	760,285,000	1,152,122		2/09/17	—	(21,936)
Euro	CITI	Buy	6,572,000	7,091,319		2/09/17	—	(161,636)
Euro	CITI	Sell	6,572,000	7,450,118		2/09/17	520,434	—
Euro	DBAB	Sell	11,745,000	13,061,849		2/09/17	677,624	—
Euro	GSCO	Sell	2,045,000	2,308,396		2/09/17	152,096	—
Japanese Yen	BZWS	Sell	1,720,220,000	14,916,280		2/09/17	167,859	—

TGB-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	366,860,000	3,181,787	2/09/17	$36,488	$—
Japanese Yen	JPHQ	Sell	1,723,960,000	14,912,633	2/09/17	132,147	—
Euro	DBAB	Sell	1,738,000	1,957,544	2/10/17	124,876	—
Euro	HSBK	Sell	1,800,000	2,025,432	2/10/17	127,387	—
Indian Rupee	DBAB	Buy	39,609,000	586,452	2/10/17	—	(5,965)
Japanese Yen	CITI	Sell	751,731,000	7,386,640	2/10/17	941,383	—
Euro	BZWS	Sell	6,341,000	7,266,152	2/13/17	578,923	—
Malaysian Ringgit	HSBK	Buy	9,650,000	2,385,087	2/13/17	—	(239,331)
Euro	BZWS	Sell	8,485,276	9,377,231	2/14/17	428,272	—
Euro	CITI	Sell	37,063,039	40,908,329	2/14/17	1,819,957	—
Euro	DBAB	Sell	50,881,000	55,797,749	2/14/17	2,136,324	—
Euro	GSCO	Sell	2,279,000	2,512,711	2/14/17	109,174	—
Euro	JPHQ	Sell	15,313,111	16,881,480	2/14/17	731,574	—
Euro	SCNY	Sell	4,975,000	5,452,481	2/14/17	205,619	—
Chilean Peso	MSCO	Buy	2,572,200,000	3,882,566	2/15/17	—	(60,445)
Australian Dollar	JPHQ	Sell	100,287,000	75,349,635	2/16/17	3,070,726	—
Euro	GSCO	Sell	3,797,000	4,202,598	2/16/17	197,774	—
Euro	SCNY	Sell	657,000	748,606	2/16/17	55,645	—
Indian Rupee	DBAB	Buy	239,338,000	3,525,940	2/16/17	—	(20,492)
Indian Rupee	HSBK	Buy	402,232,000	5,999,881	2/16/17	—	(108,616)
Japanese Yen	CITI	Sell	2,056,230,000	18,507,416	2/16/17	873,575	—
Japanese Yen	GSCO	Sell	1,205,250,280	10,779,075	2/16/17	443,076	—
Japanese Yen	HSBK	Sell	1,035,240,000	9,188,657	2/16/17	310,634	—
Japanese Yen	JPHQ	Sell	2,553,380,000	24,153,898	2/16/17	2,256,593	—
Malaysian Ringgit	HSBK	Buy	4,326,000	989,252	2/16/17	—	(27,427)
Chilean Peso	DBAB	Buy	2,509,219,500	3,717,362	2/17/17	10,677	—
Euro	DBAB	Sell	5,008,730	5,399,778	2/17/17	116,680	—
Euro	MSCO	Sell	11,641,500	12,541,224	2/17/17	262,027	—
Australian Dollar	CITI	Sell	13,307,000	10,034,822	2/21/17	445,258	—
Chilean Peso	JPHQ	Buy	462,964,638	680,280	2/21/17	7,380	—
Euro	DBAB	Sell	5,073,398	5,465,368	2/21/17	113,166	—
Euro	HSBK	Sell	19,488,000	21,014,300	2/21/17	455,353	—
Euro	UBSW	Sell	3,245,000	3,497,721	2/21/17	74,394	—
Indian Rupee	JPHQ	Buy	378,455,000	5,514,425	2/21/17	25,751	—
Malaysian Ringgit	HSBK	Buy	4,899,000	1,146,904	2/21/17	—	(57,862)
Chilean Peso	JPHQ	Buy	468,520,362	689,508	2/22/17	6,359	—
Euro	BZWS	Sell	23,759,728	25,925,318	2/22/17	858,845	—
Euro	DBAB	Sell	3,964,000	4,218,727	2/22/17	36,713	—
Euro	JPHQ	Sell	23,160,581	24,675,283	2/22/17	240,909	—
Euro	DBAB	Sell	3,887,000	4,149,761	2/23/17	48,811	—
Euro	JPHQ	Sell	28,236,000	30,161,695	2/23/17	371,518	—
Euro	UBSW	Sell	678,250	724,388	2/23/17	8,805	—
Chilean Peso	DBAB	Buy	3,444,155,000	5,065,679	2/27/17	48,022	—
Chilean Peso	MSCO	Buy	3,098,316,750	4,570,463	2/27/17	29,755	—
Euro	BOFA	Sell	2,680,925	2,857,893	2/27/17	28,930	—
Euro	BZWS	Sell	744,197	793,973	2/27/17	8,683	—
Euro	DBAB	Sell	837,570	893,775	2/27/17	9,956	—
Euro	GSCO	Sell	4,454,000	4,747,430	2/27/17	47,485	—
Euro	JPHQ	Sell	4,730,771	5,044,681	2/27/17	52,683	—

Annual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	SCNY	Sell	13,581,483	14,482,750	2/27/17	$151,313	$—
Indian Rupee	JPHQ	Buy	139,661,000	2,028,040	2/27/17	15,191	—
Japanese Yen	BZWS	Sell	343,460,000	3,106,268	2/27/17	159,607	—
Japanese Yen	HSBK	Sell	1,131,678,000	10,219,095	2/27/17	510,043	—
Chilean Peso	CITI	Buy	3,039,493,000	4,445,068	2/28/17	67,512	—
Chilean Peso	DBAB	Buy	2,915,416,000	4,263,239	2/28/17	65,130	—
Euro	BOFA	Sell	2,694,506	3,004,590	2/28/17	161,177	—
Euro	DBAB	Sell	1,530,900	1,708,714	2/28/17	93,212	—
Euro	SCNY	Sell	11,263,000	11,963,953	2/28/17	78,526	—
Japanese Yen	BZWS	Sell	1,576,550,000	15,548,290	2/28/17	2,022,023	—
Japanese Yen	JPHQ	Sell	372,662,000	3,675,530	2/28/17	478,216	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,067,786	2/28/17	—	(214,246)
Euro	DBAB	Sell	2,579,651	2,881,651	3/01/17	159,279	—
Euro	HSBK	Sell	18,537,726	19,713,760	3/01/17	150,419	—
Japanese Yen	DBAB	Sell	229,660,000	2,063,933	3/01/17	93,415	—
Euro	GSCO	Sell	463,000	493,007	3/02/17	4,362	—
Japanese Yen	JPHQ	Sell	848,300,000	7,609,846	3/03/17	330,468	—
Chilean Peso	DBAB	Buy	1,271,380,000	1,871,052	3/06/17	15,758	—
Euro	BZWS	Sell	8,311,299	8,868,530	3/06/17	94,790	—
Japanese Yen	HSBK	Sell	400,800,000	3,569,012	3/06/17	129,101	—
Euro	BZWS	Sell	6,231,299	6,695,063	3/07/17	116,663	—
Euro	DBAB	Sell	1,536,000	1,702,687	3/07/17	81,127	—
South Korean Won	GSCO	Sell	44,346,000,000	37,918,769	3/07/17	1,197,054	—
Japanese Yen	BZWS	Sell	1,712,605,900	17,026,370	3/09/17	2,325,215	—
Australian Dollar	CITI	Sell	28,906,000	22,089,098	3/13/17	1,267,679	—
Australian Dollar	JPHQ	Sell	43,169,000	32,234,724	3/13/17	1,139,456	—
Chilean Peso	DBAB	Buy	1,866,989,500	2,801,185	3/13/17	—	(31,722)
Japanese Yen	DBAB	Sell	595,700,000	5,192,009	3/13/17	77,298	—
Australian Dollar	CITI	Sell	29,097,000	21,738,951	3/14/17	780,430	—
Australian Dollar	JPHQ	Sell	43,804,000	32,445,623	3/14/17	893,675	—
Euro	MSCO	Sell	7,946,500	8,480,983	3/14/17	88,341	—
Indian Rupee	DBAB	Buy	258,123,000	3,776,489	3/14/17	—	(8,013)
Malaysian Ringgit	HSBK	Buy	796,554,000	194,613,731	3/14/17	—	(17,728,826)
Euro	BOFA	Sell	17,769,000	18,947,973	3/15/17	180,247	—
Euro	JPHQ	Sell	5,636,000	6,008,963	3/15/17	56,186	—
Euro	JPHQ	Sell	17,833,294	19,075,383	3/16/17	238,626	—
Euro	MSCO	Sell	17,573,000	18,775,816	3/16/17	214,000	—
Indian Rupee	CITI	Buy	69,318,000	1,015,053	3/17/17	—	(3,471)
Malaysian Ringgit	JPHQ	Buy	14,772,000	3,578,142	3/20/17	—	(298,997)
South Korean Won	CITI	Sell	11,790,000,000	10,762,700	3/20/17	1,000,073	—
South Korean Won	HSBK	Buy	16,500,000,000	14,076,096	3/20/17	—	(413,386)
South Korean Won	HSBK	Sell	23,507,000,000	21,532,472	3/20/17	2,067,664	—
Japanese Yen	BZWS	Sell	981,707,504	9,651,077	3/21/17	1,218,221	—
Malaysian Ringgit	HSBK	Buy	36,880,000	8,974,328	3/22/17	—	(788,535)
Japanese Yen	CITI	Sell	1,866,452,000	18,480,638	3/23/17	2,445,999	—
Japanese Yen	DBAB	Sell	725,287,000	7,183,905	3/23/17	952,984	—
Japanese Yen	MSCO	Sell	575,230,000	5,696,587	3/23/17	754,802	—
Japanese Yen	BZWS	Sell	983,714,840	9,740,667	3/24/17	1,289,115	—
Japanese Yen	JPHQ	Sell	285,510,329	2,593,756	3/24/17	140,804	—

TGB-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBK	Sell	35,125,000,000	31,371,411	3/27/17	$2,286,960	$—
Malaysian Ringgit	HSBK	Buy	20,347,000	4,889,930	3/28/17	—	(375,364)
Philippine Peso	JPHQ	Buy	123,740,000	2,532,024	3/28/17	—	(68,376)
South Korean Won	HSBK	Sell	35,292,000,000	31,856,298	3/28/17	2,633,648	—
Philippine Peso	JPHQ	Buy	17,950,000	377,061	3/29/17	—	(19,728)
Japanese Yen	JPHQ	Sell	172,207,000	1,537,617	3/31/17	57,522	—
Malaysian Ringgit	HSBK	Buy	7,790,000	1,927,979	3/31/17	—	(199,849)
Australian Dollar	GSCO	Sell	127,700,540	97,740,716	4/06/17	5,807,074	—
Japanese Yen	JPHQ	Sell	1,415,975,000	13,860,841	4/07/17	1,686,375	—
Japanese Yen	HSBK	Sell	2,816,800,000	27,393,450	4/11/17	3,169,819	—
Malaysian Ringgit	JPHQ	Buy	3,956,000	1,010,447	4/11/17	—	(133,408)
Japanese Yen	BZWS	Sell	1,426,300,000	13,870,331	4/13/17	1,603,325	—
Japanese Yen	CITI	Sell	261,800,000	2,460,526	4/13/17	208,895	—
Japanese Yen	DBAB	Sell	1,406,600,000	13,687,007	4/13/17	1,589,432	—
Japanese Yen	BOFA	Sell	700,840,000	6,516,817	4/18/17	487,644	—
South Korean Won	HSBK	Buy	55,000,000,000	47,271,165	4/18/17	—	(1,725,276)
South Korean Won	HSBK	Sell	60,991,000,000	53,665,640	4/18/17	3,158,563	—
Japanese Yen	JPHQ	Sell	1,886,055,000	17,832,975	4/20/17	1,605,996	—
Japanese Yen	JPHQ	Sell	917,650,000	8,509,247	4/21/17	613,693	—
Japanese Yen	BZWS	Sell	735,200,000	7,130,011	4/24/17	803,303	—
South Korean Won	HSBK	Sell	46,898,000,000	41,144,010	4/25/17	2,305,945	—
South Korean Won	HSBK	Sell	13,067,000,000	11,402,766	4/26/17	581,413	—
South Korean Won	HSBK	Sell	15,755,000,000	13,758,023	5/02/17	710,188	—
Indonesian Rupiah	JPHQ	Buy	1,721,000,000,000	122,316,986	5/03/17	2,334,947	—
Japanese Yen	GSCO	Sell	490,555,000	4,734,858	5/15/17	508,880	—
Japanese Yen	HSBK	Sell	413,563,000	3,992,306	5/15/17	429,590	—
Japanese Yen	SCNY	Sell	366,681,000	3,555,539	5/15/17	396,697	—
South Korean Won	CITI	Sell	11,823,000,000	10,319,455	5/15/17	527,286	—
Japanese Yen	MSCO	Sell	300,000,000	2,790,386	5/16/17	205,848	—
Japanese Yen	SCNY	Sell	340,600,700	3,172,510	5/16/17	238,191	—
South Korean Won	CITI	Sell	13,902,000,000	12,090,798	5/16/17	576,674	—
South Korean Won	HSBK	Sell	48,866,000,000	41,781,882	5/17/17	1,309,123	—
Japanese Yen	BOFA	Sell	1,105,661,700	10,312,085	5/18/17	785,690	—
Japanese Yen	CITI	Sell	3,198,607,000	29,629,701	5/18/17	2,070,465	—
South Korean Won	HSBK	Sell	26,952,000,000	23,029,992	5/18/17	707,154	—
Japanese Yen	BOFA	Sell	1,102,846,375	10,244,741	5/19/17	742,116	—
Japanese Yen	HSBK	Sell	1,106,730,400	10,280,821	5/19/17	744,730	—
Japanese Yen	BOFA	Sell	1,105,842,500	10,234,033	5/22/17	704,126	—
Japanese Yen	JPHQ	Sell	715,709,000	6,644,716	5/22/17	476,894	—
South Korean Won	DBAB	Sell	13,920,000,000	11,855,183	5/22/17	325,768	—
Malaysian Ringgit	HSBK	Buy	298,500	72,224	5/23/17	—	(6,207)
Japanese Yen	BOFA	Sell	1,085,075,000	9,866,830	5/25/17	514,454	—
Japanese Yen	HSBK	Sell	207,909,000	1,896,807	5/25/17	104,817	—
South Korean Won	HSBK	Sell	35,277,000,000	30,000,000	5/25/17	780,899	—
South Korean Won	HSBK	Sell	42,561,000,000	36,423,620	6/02/17	1,169,797	—
Japanese Yen	CITI	Sell	1,370,500,000	12,982,646	6/08/17	1,161,673	—
Japanese Yen	HSBK	Sell	2,052,400,000	18,162,832	6/09/17	459,360	—
Japanese Yen	HSBK	Sell	1,798,900,000	15,786,749	6/13/17	266,716	—
South Korean Won	CITI	Sell	8,844,000,000	7,633,351	6/15/17	307,226	—

Annual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	310,702,000	2,980,098		6/16/17	$299,099	$—
Japanese Yen	HSBK	Sell	1,455,540,000	12,767,895		6/16/17	208,270	—
Japanese Yen	JPHQ	Sell	702,800,000	6,738,029		6/16/17	673,679	—
Japanese Yen	DBAB	Sell	1,453,310,000	13,915,662		6/19/17	1,373,348	—
Japanese Yen	CITI	Sell	1,086,780,000	10,588,528		6/20/17	1,208,948	—
South Korean Won	DBAB	Sell	13,919,000,000	11,923,077		6/20/17	392,644	—
Philippine Peso	JPHQ	Buy	251,010,000	5,332,696		6/21/17	—	(374,702)
Japanese Yen	DBAB	Sell	1,455,820,000	14,145,161		6/22/17	1,579,249	—
Japanese Yen	JPHQ	Sell	708,450,000	6,923,866		7/14/17	801,627	—
Malaysian Ringgit	JPHQ	Buy	1,700,000	421,094		7/17/17	—	(46,234)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,543,408	EUR	7/20/17	—	(179,006)
Japanese Yen	CITI	Sell	913,412,000	8,748,319		7/25/17	850,086	—
Indonesian Rupiah	HSBK	Buy	424,000,000,000	30,372,493		7/31/17	—	(264,773)
Japanese Yen	BZWS	Sell	1,079,470,000	10,393,060		7/31/17	1,055,857	—
Japanese Yen	DBAB	Sell	897,860,782	8,648,745		7/31/17	882,425	—
Japanese Yen	DBAB	Sell	838,612,000	8,491,414		8/18/17	1,230,409	—
Japanese Yen	HSBK	Sell	1,621,372,000	16,443,935		8/22/17	2,402,427	—
Japanese Yen	JPHQ	Sell	1,135,828,000	11,520,313		8/22/17	1,683,744	—
Japanese Yen	BZWS	Sell	376,247,000	3,809,267		8/24/17	550,511	—
Japanese Yen	DBAB	Sell	371,821,000	3,769,933		8/24/17	549,512	—
Japanese Yen	JPHQ	Sell	1,135,833,000	11,497,158		8/28/17	1,657,301	—
Japanese Yen	DBAB	Sell	685,950,000	6,961,027		8/30/17	1,017,906	—
Japanese Yen	JPHQ	Sell	751,903,000	7,614,979		8/30/17	1,100,436	—
Japanese Yen	HSBK	Sell	1,247,125,000	12,384,558		9/01/17	1,578,188	—
Japanese Yen	CITI	Sell	286,112,008	2,830,200		9/19/17	348,576	—
Japanese Yen	JPHQ	Sell	1,415,975,000	13,988,392		10/10/17	1,690,856	—
Japanese Yen	CITI	Sell	341,992,119	3,332,412		11/09/17	356,456	—
Japanese Yen	CITI	Sell	796,524,000	7,765,057		11/14/17	831,584	—
Japanese Yen	JPHQ	Sell	335,950,000	3,280,714		11/14/17	356,382	—
Japanese Yen	CITI	Sell	366,680,000	3,461,825		11/16/17	269,583	—
Japanese Yen	DBAB	Sell	796,770,000	7,427,429		11/21/17	488,649	—
Japanese Yen	SCNY	Sell	937,086,000	8,601,459		11/27/17	437,525	—
Japanese Yen	CITI	Sell	2,595,800,000	23,180,822		12/12/17	543,951	—
Japanese Yen	JPHQ	Sell	1,666,680,000	14,772,782		12/13/17	237,423	—

Total Forward Exchange Contracts							$155,211,443	$(30,057,241)

Net unrealized appreciation (depreciation)							$125,154,202

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

TGB-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts
Description	Counterparty / Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 0.926%	LCH	$183,490,000	10/17/17	$292,135	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	LCH	3,240,000	3/04/21	—	(257,024)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	13,090,000	10/04/23	—	(594,280)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	13,090,000	10/04/23	—	(611,648)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	13,090,000	10/07/23	—	(582,888)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.731%	LCH	34,000,000	7/07/24	—	(1,671,177)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.914%	LCH	114,670,000	1/22/25	1,922,698	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	143,340,000	1/23/25	1,798,218	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	84,590,000	1/27/25	1,048,684	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	21,150,000	1/29/25	323,554	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.942%	LCH	17,910,000	1/30/25	270,280	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.817%	LCH	28,210,000	2/03/25	708,802	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	LCH	7,460,000	2/25/41	—	(2,588,077)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	LCH	5,600,000	2/28/41	—	(1,918,726)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	LCH	1,870,000	3/01/41	—	(630,072)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	6,370,000	10/04/43	—	(1,439,760)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	6,370,000	10/04/43	—	(1,464,106)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	6,370,000	10/07/43	—	(1,447,319)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.378%	LCH	122,400,000	11/18/46	5,541,734	—

Total Centrally Cleared Swap Contracts				11,906,105	(13,205,077)

OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	14,630,000	3/28/21	—	(1,127,581)

Annual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Counterparty / Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	$7,460,000	2/25/41	$—	$(2,584,274)

Total OTC Swap Contracts				—	(3,711,855)

Total Interest Rate Swap Contracts				$11,906,105	$(16,916,932)

Net unrealized appreciation (depreciation)					$(5,010,827)

See Note 9 regarding other derivative information.

See Abbreviations on page TGB- 38.

TGB-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,495,702,952
Cost - Non-controlled affiliates (Note 3e)	436,780,215
Cost - Repurchase agreements	170,127,507

Total cost of investments	$3,102,610,674

Value - Unaffiliated issuers	$2,349,973,360
Value - Non-controlled affiliates (Note 3e)	436,780,215
Value - Repurchase agreements	170,127,507

Total value of investments	2,956,881,082
Cash	25,640,000
Restricted Cash (Note 1f)	62,331,000
Foreign currency, at value (cost $1,600,413)	1,598,191
Receivables:
Capital shares sold	4,560,611
Interest	35,561,015
Due from brokers	43,895,644
Unrealized appreciation on OTC forward exchange contracts	155,211,443
Other assets	580

Total assets	3,285,679,566

Liabilities:
Payables:
Investment securities purchased	1,118,691
Capital shares redeemed	2,829,129
Management fees	1,099,080
Distribution fees	1,218,304
Variation margin	2,875,032
Due to brokers	87,971,000
Unrealized depreciation on OTC forward exchange contracts	30,057,241
Unrealized depreciation on OTC swap contracts	3,711,855
Deferred tax	2,657,526
Accrued expenses and other liabilities	1,017,102

Total liabilities	134,554,960

Net assets, at value	$3,151,124,606

Net assets consist of:
Paid-in capital	$3,339,837,284
Accumulated net investment loss	(170,378,447)
Net unrealized appreciation (depreciation)	(28,438,533)
Accumulated net realized gain (loss)	10,104,302

Net assets, at value	$3,151,124,606

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2016

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$241,792,463

Shares outstanding	14,348,712

Net asset value and maximum offering price per share	$16.85

Class 2:
Net assets, at value	$2,812,534,558

Shares outstanding	173,093,423

Net asset value and maximum offering price per share	$16.25

Class 4:
Net assets, at value	$96,797,585

Shares outstanding	5,822,448

Net asset value and maximum offering price per share	$16.62

TGB-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Templeton Global Bond VIP Fund
Investment income:
Dividends from non-controlled affliates (Note 3e)	$16,647
Interest	139,355,209

Total investment income	139,371,856

Expenses:
Management fees (Note 3a)	14,620,677
Distribution fees: (Note 3c)
Class 2	7,065,822
Class 4	339,872
Custodian fees (Note 4)	1,283,404
Reports to shareholders	398,819
Professional fees	183,363
Trustees’ fees and expenses	15,218
Other	274,362

Total expenses	24,181,537
Expense reductions (Note 4)	(203,225)
Expenses waived/paid by affiliates (Note 3e)	(1,239,931)

Net expenses	22,738,381

Net investment income	116,633,475

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(185,101,644)
Foreign currency transactions	(93,091,116)
Swap contracts	(9,757,184)

Net realized gain (loss)	(287,949,944)

Net change in unrealized appreciation (depreciation) on:
Investments	145,927,386
Translation of other assets and liabilities denominated in foreign currencies	103,543,749
Swap contracts	10,315,812
Change in deferred taxes on unrealized appreciation	(1,271,174)

Net change in unrealized appreciation (depreciation)	258,515,773

Net realized and unrealized gain (loss)	(29,434,171)

Net increase (decrease) in net assets resulting from operations	$87,199,304

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$116,633,475	$97,606,372
Net realized gain (loss)	(287,949,944)	69,448,149
Net change in unrealized appreciation (depreciation)	258,515,773	(322,119,799)

Net increase (decrease) in net assets resulting from operations	87,199,304	(155,065,278)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	—	(24,254,176)
Class 2	—	(245,964,961)
Class 4	—	(8,346,133)
Net realized gains:
Class 1	(230,624)	(1,526,914)
Class 2	(2,445,769)	(15,975,209)
Class 4	(81,295)	(550,981)

Total distributions to shareholders	(2,757,688)	(296,618,374)

Capital share transactions: (Note 2)
Class 1	(58,117,212)	8,052,024
Class 2	(233,957,681)	193,114,598
Class 4	(8,756,905)	5,703,235

Total capital share transactions	(300,831,798)	206,869,857

Net increase (decrease) in net assets	(216,390,182)	(244,813,795)
Net assets:
Beginning of year	3,367,514,788	3,612,328,583

End of year	$3,151,124,606	$3,367,514,788

Accumulated net investments loss included in net assets:
End of year	$(170,378,447)	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(39,413,185)

TGB-26	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 30, 2016.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

TGB-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

f. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Annual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,249,431	$36,190,152	3,348,667	$58,944,948
Shares issued in reinvestment of distributions	14,671	230,624	1,514,753	25,781,090
Shares redeemed	(5,831,060)	(94,537,988)	(4,380,221)	(76,674,014)

Net increase (decrease)	(3,566,958)	$(58,117,212)	483,199	$8,052,024

Class 2 Shares:
Shares sold	12,422,365	$192,901,752	15,666,500	$268,873,539
Shares issued in reinvestment of distributions	161,118	2,445,769	15,904,078	261,940,170
Shares redeemed	(27,589,750)	(429,305,202)	(20,123,134)	(337,699,111)

Net increase (decrease)	(15,006,267)	$(233,957,681)	11,447,444	$193,114,598

Class 4 Shares:
Shares sold	793,050	$12,575,365	1,068,838	$18,598,516
Shares issued in reinvestment of distributions	5,231	81,295	527,080	8,897,114
Shares redeemed	(1,344,557)	(21,413,565)	(1,276,578)	(21,792,395)

Net increase (decrease)	(546,276)	$(8,756,905)	319,340	$5,703,235

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Annual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the year ended December 31, 2016, the effective investment management fee rate was 0.458% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	420,632,565	588,176,207	(572,028,557)	436,780,215	$436,780,215	$16,647	$—	2.7%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

TGB-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$—	$296,603,607
Long term capital gain	2,757,688	14,767

	$2,757,688	$296,618,374

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$3,125,211,194

Unrealized appreciation	$69,477,846
Unrealized depreciation	(237,807,958)

Net unrealized appreciation (depreciation)	$(168,330,112)

Distributable earnings - undistributed long term capital gains	$10,104,461

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $1,566,014,165 and $1,337,674,687, respectively.

7. Credit Risk

At December 31, 2016, the Fund had 22.5% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$11,906,105	[a]	Variation margin	$13,205,077	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	3,711,855
Foreign exchange contracts OTC forward exchange contracts	Unrealized appreciation on OTC forward exchange contracts	155,211,443		Unrealized depreciation on OTC forward exchange contracts	30,057,241
Value recovery instruments	Investments in securities, at value	9,143,290

Totals		$176,260,838			$46,974,173

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(9,757,184)	Swap contracts	$10,315,812
Foreign exchange contracts	Foreign currency transactions	(84,790,754)[a]	Translation of other assets and liabilities denominated in foreign currencies	103,430,602	[a]
Value recovery instruments	Investments	—	Investments	(2,960,329)

Totals		$(94,547,938)		$110,786,085

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December, 31 2016, the average month end fair value of derivatives represented 5.9% of average month end net assets. The average month end number of open derivative contracts for the year was 377.

TGB-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$155,211,443	$30,057,241
Swap contracts	—	3,711,855

Total	$155,211,443	$33,769,096

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$8,321,525	$—	$—	$(8,321,525)	$—
BZWS	19,989,057	—	—	(19,989,057)	—
CITI	26,203,316	(3,106,042)	—	(23,097,274)	—
DBAB	17,999,826	(3,679,448)	—	(14,320,378)	—
GSCO	11,032,779	(38,725)	—	(10,994,054)	—
HSBK	32,023,360	(23,354,645)	(6,961,447)	—	1,707,268
JPHQ.	34,331,479	(3,233,752)	(31,097,727)	—	—
MSCO	1,915,582	(355,579)	—	(1,560,003)	—
SCNY	3,311,320	(905)	(2,993,691)	(316,724)	—
UBSW	83,199	—	—	—	83,199

Total	$155,211,443	$(33,769,096)	$(41,052,865)	$(78,599,015)	$1,790,467

aAt December 31, 2016, the Fund received U.K. Treasury Bonds and U.S. Government and Agency securities as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	—	—	—	—	—
CITI	3,106,042	(3,106,042)	—	—	—
DBAB	3,679,448	(3,679,448)	—	—	—
GSCO	38,725	(38,725)	—	—	—
HSBK	23,354,645	(23,354,645)	—	—	—
JPHQ	3,233,752	(3,233,752)	—	—	—
MSCO	355,579	(355,579)	—	—	—
SCNY	905	(905)	—	—	—
UBSW	—	—	—	—	—

Total	$33,769,096	$(33,769,096)	$—	$—	$—

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page TGB- 38.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

TGB-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$2,221,873,489	$—	$2,221,873,489
Quasi-Sovereign and Corporate Bonds[a]	—	243,115	—	243,115
Short Term Investments	436,780,215	297,984,263	—	734,764,478

Total Investments in Securities	$436,780,215	$2,520,100,867	$—	$2,956,881,082

Other Financial Instruments:
Forward Exchange Contracts	$—	$155,211,443	$—	$155,211,443
Swap Contracts.	—	11,906,105	—	11,906,105

Total Other Financial Instruments	$—	$167,117,548	$—	$167,117,548

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$30,057,241	$—	$30,057,241
Swap Contracts.	—	16,916,932	—	16,916,932

Total Other Financial Instruments	$—	$46,974,173	$—	$46,974,173

aFor detailed categories, see the accompanying Statement of Investments.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association

BZWS	Barclays Bank PLC	BRL	Brazilian Real	GDP	Gross Domestic Product

CITI	Citigroup, N.A.	COP	Colombian Peso	LIBOR	London InterBank Offered Rate

CME	Chicago Mercantile Exchange	EUR	Euro	VRI	Value Recovery Instruments

DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah

GSCO	Goldman Sachs Group, Inc.	INR	Indian Rupee

HSBK	HSBC Bank PLC	KRW	South Korean Won

JPHQ	JPMorgan Chase N.A.	LKR	Sri Lankan Rupee

LCH	London Clearing House	MXN	Mexican Peso

MSCO	Morgan Stanley	MYR	Malaysian Ringgit

SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol

UBSW	UBS AG	PHP	Philippine Peso

		USD	United States Dollar

		ZAR	South African Rand

TGB-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Global Bond VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	TGB-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,757,688 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

TGB-40	Annual Report

Templeton Growth VIP Fund

We are pleased to bring you Templeton Growth VIP Fund’s annual report for the fiscal year ended December 31, 2016.

Class 1 Performance Summary as of December 31, 2016

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/16	1-Year	5-Year	10-Year
Average Annual Total Return	+9.90%	+9.83%	+2.26%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/07–12/31/16)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of its new benchmark, the MSCI All Country World Index (ACWI), and its old benchmark, the MSCI World Index. We believe the new index better represents the Fund’s investable universe and is more in line with the Fund’s mandates. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller and midsized-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Value securities may not increase in price as anticipated or may decline further in value. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s new benchmark, the MSCI ACWI, returned +8.48%, while its old benchmark, the MSCI World Index, returned +8.15% for the period under review.1 We believe the new index better represents the Fund’s investable universe and is more in line with the Fund’s mandates.

Economic and Market Overview

The global economy grew moderately during the 12-month period despite slower growth in some countries. In this

Geographic Composition

Based on Total Net Assets as of 12/31/16

environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries (OPEC) deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TG-2	Annual Report

TEMPLETON GROWTH VIP FUND

improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.3

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund overcame significant currency-related headwinds and outperformed its benchmark, the MSCI ACWI, over the course of the year, propelled by decisive strength late in the period. The sharp recovery in Fund performance as the year progressed reflected, in our view, a theme that we have been anticipating and discussing in recent quarters: the growing likelihood of a strong rebound in historically depressed value stocks. Indeed, value delivered one of its best rallies on record toward the end of 2016 as interest rates rose and the market began discounting reflationary expectations following the U.S. presidential election outcome. Many investors were left scrambling to reduce defensive exposure in sectors that we have long argued were expensive, such as consumer staples and utilities, and rotate into depressed cyclical sectors, such as energy and

3. Please see Index Descriptions following the Fund Summaries.

Annual Report	TG-3

TEMPLETON GROWTH VIP FUND

Top 10 Holdings
12/31/16
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.1%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.8%
Citigroup Inc. Banks, U.S.	2.4%
Microsoft Corp. Software, U.S.	2.1%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.1%
Oracle Corp. Software, U.S.	2.0%
Amgen Inc. Biotechnology, U.S.	1.9%
JPMorgan Chase & Co. Banks, U.S.	1.9%
SunTrust Banks Inc. Banks, U.S.	1.8%
BP PLC Oil, Gas & Consumable Fuels, U.K.	1.8%

financials, where we feel we have been finding good value opportunities for some time.4

The Fund’s significantly overweighted energy position strongly outperformed in this environment, buoyed also by stock selection. Energy stocks accounted for half of the Fund’s top 10 contributors, led by U.K. oil major Royal Dutch Shell and U.S. oilfield services firm Halliburton. Shell rose to the highest level in over a year as oil prices recovered and the firm reported quarterly earnings that significantly exceeded analysts’ estimates, helped by higher production from its recent acquisition of BG Group. Meanwhile, Halliburton recovered from a failed bid for a domestic rival and finished the period at a two-year high as firmer oil prices revived earnings expectations. With the price of oil up over 100% from its low in February 2016, we have seen the most anticipatory parts of the energy sector — namely, the early cycle oilfield services firms (such as Halliburton) and exploration and production companies — outperform the integrated oil producers. This is particularly the case in North America, one of the world’s higher cost oil producers and the region that has benefited most from OPEC’s supply cuts, as well as from the election of a U.S.

administration expected to have a light environmental regulatory touch. Our current strategy, therefore, involves selectively reducing exposure to some of the earlier cycle energy stocks with fuller valuations and rotating into opportunities among global oil majors we feel are more modestly valued, as well as a few exploration and production firms and service providers outside of North America. The net result is a slightly lower energy allocation going into 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and OPEC’s recent agreement to curtail a larger-than-expected amount of production.

Elsewhere among resource sectors, stock selection and a modest overweighting in materials outperformed, led by Swiss miner and commodities trader Glencore.5 Its shares rebounded from all-time lows during the period as company management restructured and deleveraged against a backdrop of rising commodity prices. At period-end, management announced a lucrative oil deal as well as plans to reinstate the suspended dividend, capping a remarkable turnaround from acutely distressed levels, in our view. We were actively acquiring the stock amid the turmoil in late 2015, confident in the counter-cyclical characteristics of the firm’s trading business and management’s overall ability to use Glencore’s vast resources and attractive assets to deleverage and appease rating agencies. The company’s shares have quadrupled off the bottom and are now closer to fair value, in our analysis, as the market more fully prices in both the successful balance sheet repair and improving operating fundamentals amid a recovery in key commodities, such as zinc, coal and copper. Among resource sectors, we continue to favor energy over mining; however, among the miners, we note that industrial metals producers have experienced a full cycle of profit and valuation recovery in less than a year. We have begun to take profits in industrial miners vulnerable to a Chinese demand slowdown and reinvest proceeds into depressed precious metals miners with uncorrelated risk and return characteristics.

Stock selection also benefited the Fund’s modestly underweighted information technology (IT) position, led by South Korean semiconductor and consumer electronics

4. The consumer staples sector comprises food and staples retailing in the SOI. The utilities sector comprises multi-utilities in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

TG-4	Annual Report

TEMPLETON GROWTH VIP FUND

manufacturer Samsung Electronics.6 Its shares rose to a record high in the fourth quarter as the firm recovered from a high-profile product recall and company management partially capitulated to shareholder demands in a strategic update. Samsung remains fundamentally attractive, in our view, with ongoing strength in memory and display, technical and manufacturing leadership across business lines, and a growing cash balance to help fund the company’s new, shareholder-friendly capital allocation strategy. The Fund’s underweighted industrials holdings helped extend outperformance, led by U.S. truck manufacturer Navistar International, whose shares rallied after German carmaker Volkswagen agreed to a strategic alliance and an equity stake.7 Volkswagen’s vote of confidence, combined with demonstrably better profitability and a strong market position in the healthy medium-duty truck and bus segments, suggest to us that Navistar’s shares may be finding a bottom, and we remain holders in anticipation of an ongoing recovery. The Fund also benefited from its significant underweighting in consumer staples. As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest-rate movement. Such caution proved warranted as the period progressed and consumer staples sold off alongside other equity market bond proxies. At approximately one-fifth of the benchmark’s exposure, our underweighted allocation notably contributed.

Among traditionally defensive sectors, we have seen far better opportunities in health care, though our overweighted allocation and isolated stock-level weakness pressured Fund performance during a period when election-cycle political rhetoric led to a sharp and sustained sector sell-off.8 Israeli generic drug maker Teva Pharmaceutical Industries was the Fund’s biggest laggard, as its shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Yet, our analysis indicates to us that Teva will remain a steady cash flow generator throughout this transition period, with the ability to pay down debt and support a solid dividend yield. The combination of yield and modest growth as its acquisition of Allergan’s generic business is absorbed offers an attractive organic return profile, in our view, even before considering any upside from the expansion of valuation multiples from current, single-digit levels. Regarding broader health care sector concerns, we believe the Republican repeal of the Affordable Care Act could actually do more to help drug makers (by removing taxes and regulation) than hurt them in the near-term. Furthermore, we feel pricing is unlikely to be addressed in standalone legislation, and comprehensive reform will require Congressional approval and take time. While pricing in the U.S. market will continue to be a well-recognized risk, industry fundamentals continue to impress us, characterized by high returns on equity, solid cash flow and earnings growth, and low leverage. Although the broader sector has sold off significantly and features valuations more than one standard deviation below average, both realized operating profits and forward earnings estimates are down only slightly from their peak, and we believe the trend over the course of 2016 actually improved.

Financials is another sector where we have seen compelling value in recent years. Although the Fund’s financials holdings rebounded strongly toward the end of the period as interest rates rose and economic growth expectations improved, the late recovery failed to overcome earlier weakness, and our overweighted sector allocation underperformed in 2016. Weakness was concentrated among the Fund’s European financials holdings, with Italian lender UniCredit, and Swiss diversified financials firm Credit Suisse Group, both finishing among the bottom laggards. UniCredit hit historic valuation lows relative to tangible book value during the year amid a chief executive officer transition and ongoing capital concerns, as well as general fears related to asset quality in Italy. Yet, we feel the company has made solid progress bolstering capital, managing non-performing loans, and improving income from interest and fees, as demonstrated by recent results showing solid operational performance. Meanwhile, Credit Suisse declined amid lower capital markets activity, elevated restructuring and litigation charges, and capital adequacy concerns. Yet, we feel company management has laid out a sensible plan to alleviate cost and capital concerns through a multi-year restructuring program, while also repositioning ancillary businesses to maximize profitability.

6. The IT sector comprises Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

7. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, industrial conglomerates and machinery in the SOI.

8. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

Annual Report	TG-5

TEMPLETON GROWTH VIP FUND

The broader European banking sector remains exceedingly cheap, in our assessment, trading at a greater than one-standard deviation discount to U.S. peers on a price-to-tangible book basis. Yet, despite little fanfare, economic conditions in Europe are actually improving, with year-on-year gross domestic product growth in the first two quarters of 2016 exceeding that of the U.S. in real terms for the first time since 2009. Private loan growth has turned positive, the flagging euro is becoming a competitive tailwind, and manufacturing indicators are expanding at a level consistent with future earnings upgrades. Interest rates could recover from record lows as the economy improves and the ECB eases its monthly bond purchases, offering prospective upside for European bank shares. Falling loan-loss provisions, which have accounted for most of U.S. bank profit growth since 2009, are another potential catalyst, as is fading regulatory zeal after eight years of aggressive re-regulation. Finally, we have seen the beginnings of self-help measures at European banks; if they continue to develop tighter cost control and more fee- and commission-based profit streams, longer term earnings expectations look underpriced to us. To this end, we are encouraged to note that earnings momentum in the sector just turned positive for only the second time in seven years. Even after a significant rally off the bottom in the second half of 2016, select European bank shares remain cheap, in our view, and we feel they have improving earnings catalysts and scope for additional upside over a long-term investment horizon. We also continue to find opportunities we see as attractive in undervalued Asian banks with significant scope for return on equity (ROE) improvement as organic growth opportunities unfold, as well as in select U.S. banks we believe are well-positioned to benefit from a steeper yield curve and diminishing regulatory burden.

From a regional standpoint, stock selection drove outperformance in all major regions, notably overcoming an underweighted allocation in North America and an overweighted allocation in Europe. We continue to find what we consider compelling bargains in the eurozone, which in our view remains in the early stages of an expansionary economic cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the ECB as a credible bond market backstop. In Asia, we believe China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. We see bottom-up values as concentrated among cheap China H-share companies operating in consumer-oriented growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.9 Elsewhere in the region, we feel Japan and South Korea both remain stockpickers’ markets. South Korea in particular looks attractive to us, trading at a lower price-to-book value compared with Japan’s, while offering a higher average ROE than Japan. An underweighting in the U.S. detracted, though we continue to find relatively limited bargains in a market we believe has priced in a lot of good news in a short period of time. There is no guarantee that a new U.S. presidential administration will be able to successfully engineer the type of reflationary environment that’s becoming increasingly discounted by U.S. stocks, and if it does, it won’t happen overnight. Risks associated with untested leadership may not yet be fully appreciated, and the market looks expensive to us on most major valuation metrics.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure.

As we enter 2017, we note that value has now taken on some of the characteristics of a momentum trade, leaving it potentially vulnerable to near-term consolidation should the stocks run ahead of themselves. Such concerns notwithstanding, value is bouncing off an extremely low base, and we believe longer term prospects for our investment philosophy remain attractive. We are watching specifically for any meaningful improvements in the earnings of value stocks, which could drive the next leg of outperformance for a style that has thus far benefited primarily from higher valuation multiples. Conversely, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and

9. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

TG-6	Annual Report

TEMPLETON GROWTH VIP FUND

sustainably generate cash flows — such as equities — appear to us far better positioned. As the market refocuses on

fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of identifying selective bargains and mitigating downside risk

over the long term.

Thank you for your participation in Templeton Growth VIP

Fund. We look forward to serving your future investment

needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.

The way we implement our main investment strategies and the

resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market,

country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.

Although historical performance is no guarantee of future results,

these insights may help you understand our investment management philosophy.

Annual Report	TG-7

TEMPLETON GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50= $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Ending Account Value 12/31/16	Fund-Level Expenses Paid During Period 7/1/16–12/31/16[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,134.40	$4.40	$1,021.01	$4.17	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TG-8	Annual Report

VIP-1 P1, P2, P4 06/16

SUPPLEMENT DATED JUNE 27, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2016, the prospectus is amended as follows:

I.  The benchmark for the Templeton Foreign VIP Fund has changed from the MSCI EAFE Index to the MSCI ACWI EX USA Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TF-S4 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)[1]	-5.25%	1.51%	3.38%

1.	Performance figures as of December 31, 2015. The MSCI All Country World ex-US Index is replacing the MSCI EAFE Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World ex-US Index more accurately reflects the Fund’s holdings.

II.  The benchmark for the Templeton Growth VIP Fund has changed from the MSCI World Index to the MSCI ACWI Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TG-S3 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)[1]	-1.84%	6.66%	5.31%

1.	Performance figures as of December 31, 2015. The MSCI All Country World Index is replacing the MSCI World Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World Index more accurately reflects the Fund’s holdings.

Please keep this supplement with your prospectus for future reference.

TG-9

VIP3 P1_P2_P4 09/16

SUPPLEMENT DATED SEPTEMBER 28, 2016

TO THE PROSPECTUSES

DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  For the Franklin Mutual Global Discovery VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, the following is added to the “Fund Summary – Principal Risks” section:

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

II.  For all funds (excluding the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund), the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following as a second paragraph to the “Regional” sub-section:

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

III.   For the Franklin Mutual Global Discovery VIP Fund and Franklin Mutual Shares VIP Fund, the “Fund Details – Principal Risks – Foreign Securities” section is revised to add the following:

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). Political, economic and legal uncertainty may cause increased market volatility. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

TG-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.54	$14.85	$15.47	$12.16	$10.27

Income from investment operations[a]:

Net investment income[b]	0.26	0.28	0.38[c]	0.22	0.27

Net realized and unrealized gains (losses)	0.96	(1.17)	(0.75)	3.49	1.88

Total from investment operations	1.22	(0.89)	(0.37)	3.71	2.15

Less distributions from:

Net investment income	(0.31)	(0.42)	(0.25)	(0.40)	(0.26)

Net realized gains	(0.52)	—	—	—	—

Total distributions	(0.83)	(0.42)	(0.25)	(0.40)	(0.26)

Net asset value, end of year	$13.93	$13.54	$14.85	$15.47	$12.16

Total return[d]	9.90%	(6.24)%	(2.53)%	31.05%	21.40%

Ratios to average net assets

Expenses	0.82% [e]	0.80% [e]	0.78%	0.78% [f]	0.78%	[f]

Net investment income	2.01%	1.96%	2.46% [c]	1.62%	2.31%

Supplemental data

Net assets, end of year (000’s)	$453,997	$468,548	$572,860	$588,409	$476,954

Portfolio turnover rate	22.88%	20.92%	17.46%	11.60%	18.73%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.32	$14.61	$15.23	$11.97	$10.11

Income from investment operations[a]:

Net investment income[b]	0.23	0.25	0.34 [c]	0.19	0.21

Net realized and unrealized gains (losses)	0.94	(1.16)	(0.75)	3.44	1.88

Total from investment operations	1.17	(0.91)	(0.41)	3.63	2.09

Less distributions from:

Net investment income	(0.27)	(0.38)	(0.21)	(0.37)	(0.23)

Net realized gains	(0.52)	—	—	—	—

Total distributions	(0.79)	(0.38)	(0.21)	(0.37)	(0.23)

Net asset value, end of year	$13.70	$13.32	$14.61	$15.23	$11.97

Total return[d]	9.62%	(6.49)%	(2.81)%	30.82%	21.07%

Ratios to average net assets

Expenses	1.07% [e]	1.05% [e]	1.03%	1.03% [f]	1.03%	[f]

Net investment income	1.76%	1.71%	2.21% [c]	1.37%	2.06%

Supplemental data

Net assets, end of year (000’s)	$876,128	$921,895	$1,171,896	$1,450,304	$1,352,554

Portfolio turnover rate	22.88%	20.92%	17.46%	11.60%	18.73%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

TG-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.44	$14.73	$15.35	$12.07	$10.19

Income from investment operations[a]:

Net investment income[b]	0.22	0.23	0.33 [c]	0.17	0.20

Net realized and unrealized gains (losses)	0.94	(1.16)	(0.76)	3.47	1.90

Total from investment operations	1.16	(0.93)	(0.43)	3.64	2.10

Less distributions from:

Net investment income	(0.25)	(0.36)	(0.19)	(0.36)	(0.22)

Net realized gains	(0.52)	—	—	—	—

Total distributions	(0.77)	(0.36)	(0.19)	(0.36)	(0.22)

Net asset value, end of year	$13.83	$13.44	$14.73	$15.35	$12.07

Total return[d]	9.47%	(6.54)%	(2.88)%	30.64%	21.02%

Ratios to average net assets

Expenses	1.17% [e]	1.15% [e]	1.13%	1.13% [f]	1.13%	[f]

Net investment income	1.66%	1.61%	2.11% [c]	1.27%	1.96%

Supplemental data

Net assets, end of year (000’s)	$43,286	$47,777	$59,989	$72,683	$67,158

Portfolio turnover rate	22.88%	20.92%	17.46%	11.60%	18.73%	[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2016

Templeton Growth VIP Fund
		Country	Shares	Value
	Common Stocks 93.9%
	Aerospace & Defense 1.0%
	BAE Systems PLC	United Kingdom	1,928,802	$14,054,010

	Air Freight & Logistics 0.6%
	United Parcel Service Inc., B	United States	69,960	8,020,214

	Airlines 1.7%
	Deutsche Lufthansa AG	Germany	1,766,172	22,802,152

	Auto Components 1.0%
	Cie Generale des Etablissements Michelin, B	France	122,432	13,616,585

	Automobiles 3.5%
	Hero Motocorp Ltd.	India	220,820	9,890,416
	Hyundai Motor Co.	South Korea	178,330	21,566,430
	Nissan Motor Co. Ltd.	Japan	1,696,510	17,060,161

				48,517,007

	Banks 17.1%
	Bangkok Bank PCL, fgn.	Thailand	153,600	691,950
	Bangkok Bank PCL, NVDR.	Thailand	913,600	4,064,692
	Barclays PLC	United Kingdom	5,731,140	15,775,358
	BNP Paribas SA	France	306,307	19,515,036
	Citigroup Inc.	United States	554,790	32,971,170
	Credit Agricole SA	France	1,427,146	17,689,354
	DBS Group Holdings Ltd.	Singapore	932,690	11,169,863
	HSBC Holdings PLC	United Kingdom	2,523,754	20,259,680
	ING Groep NV	Netherlands	1,057,806	14,881,123
	JPMorgan Chase & Co.	United States	297,430	25,665,235
	KB Financial Group Inc.	South Korea	657,984	23,327,064
[a]	Standard Chartered PLC	United Kingdom	2,584,883	21,130,274
	SunTrust Banks Inc.	United States	443,410	24,321,038
	UniCredit SpA	Italy	1,175,661	3,382,041

				234,843,878

	Biotechnology 3.7%
	Amgen Inc.	United States	181,730	26,570,743
[a]	Celgene Corp.	United States	32,720	3,787,340
	Gilead Sciences Inc.	United States	283,260	20,284,249

				50,642,332

	Capital Markets 1.5%
	Credit Suisse Group AG	Switzerland	899,480	12,903,970
	UBS Group AG	Switzerland	451,380	7,069,433

				19,973,403

	Chemicals 0.9%
	Akzo Nobel NV	Netherlands	204,762	12,795,609

	Commercial Services & Supplies 0.2%
[a]	Serco Group PLC	United Kingdom	1,791,878	3,163,097

	Communications Equipment 3.0%
	Cisco Systems Inc.	United States	734,510	22,196,892
	Ericsson, B	Sweden	2,683,002	15,757,762
[a]	NetScout Systems Inc.	United States	86,600	2,727,900

				40,682,554

	Construction Materials 0.9%
	CRH PLC	Ireland	372,411	12,913,444

TG-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Consumer Finance 1.2%
	Capital One Financial Corp.	United States	187,470	$16,354,883

	Diversified Telecommunication Services 2.5%
	China Telecom Corp. Ltd., ADR	China	179,195	8,266,265
	China Telecom Corp. Ltd., H	China	2,006,000	926,105
	Singapore Telecommunications Ltd.	Singapore	3,601,250	9,078,364
	Telefonica SA	Spain	1,656,335	15,371,457

				33,642,191

	Energy Equipment & Services 0.9%
	Halliburton Co.	United States	217,950	11,788,915

	Food & Staples Retailing 1.9%
	Metro AG	Germany	587,740	19,532,796
[a]	Tesco PLC	United Kingdom	2,775,078	7,071,126

				26,603,922

	Health Care Equipment & Supplies 1.5%
	Getinge AB, B	Sweden	925,050	14,836,627
	Medtronic PLC	United States	74,440	5,302,361

				20,138,988

	Health Care Providers & Services 0.6%
	AmerisourceBergen Corp.	United States	38,558	3,014,850
	Cardinal Health Inc.	United States	80,400	5,786,388

				8,801,238

	Household Durables 0.8%
	Panasonic Corp.	Japan	1,087,070	11,061,806

	Industrial Conglomerates 2.0%
	Siemens AG	Germany	146,852	18,047,664
[a]	Toshiba Corp.	Japan	3,807,380	9,220,833

				27,268,497

	Insurance 4.4%
	Aegon NV	Netherlands	2,761,456	15,190,497
	American International Group Inc.	United States	312,040	20,379,333
	AXA SA	France	376,478	9,501,181
	China Life Insurance Co. Ltd., H	China	6,041,230	15,737,036

				60,808,047

	Internet Software & Services 1.7%
[a]	Alphabet Inc., A	United States	25,760	20,413,512
[a]	Baidu Inc., ADR	China	20,820	3,423,016

				23,836,528

	Life Sciences Tools & Services 0.8%
[a]	QIAGEN NV	Netherlands	385,000	10,807,987

	Machinery 1.4%
[a]	Navistar International Corp.	United States	598,440	18,773,063

	Media 4.0%
	Comcast Corp., A	United States	297,202	20,521,798
	Sky PLC	United Kingdom	1,499,257	18,302,381
	Twenty-First Century Fox Inc., A	United States	591,972	16,598,895

				55,423,074

Annual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Metals & Mining 2.0%
[a]	Glencore PLC	Switzerland	2,260,420	$7,722,807
	MMC Norilsk Nickel PJSC, ADR	Russia	948,070	15,918,095
	Silver Wheaton Corp.	Canada	182,700	3,529,370

				27,170,272

	Multi-Utilities 1.0%
[a]	innogy SE	Germany	410,700	14,264,893

	Oil, Gas & Consumable Fuels 10.9%
	Apache Corp.	United States	262,650	16,670,396
	BP PLC	United Kingdom	3,841,161	24,112,919
	ConocoPhillips	United States	210,520	10,555,473
	Eni SpA	Italy	1,331,279	21,669,938
	Galp Energia SGPS SA, B	Portugal	1,013,670	15,134,820
	Kunlun Energy Co. Ltd.	China	17,103,030	12,792,259
	Royal Dutch Shell PLC, A	United Kingdom	15,359	424,281
	Royal Dutch Shell PLC, B	United Kingdom	1,303,219	37,790,420
	Total SA, B	France	206,699	10,596,048

				149,746,554

	Pharmaceuticals 7.8%
[a]	Allergan PLC	United States	106,454	22,356,404
	Eli Lilly & Co.	United States	192,470	14,156,168
	Merck KGaA	Germany	127,234	13,273,767
	Roche Holding AG	Switzerland	45,563	10,406,475
	Sanofi	France	227,717	18,425,534
	Teva Pharmaceutical Industries Ltd., ADR	Israel	785,880	28,488,150

				107,106,498

	Semiconductors & Semiconductor Equipment 0.6%
[a]	First Solar Inc.	United States	267,320	8,578,299

	Software 4.0%
	Microsoft Corp.	United States	459,469	28,551,404
	Oracle Corp.	United States	699,970	26,913,846

				55,465,250

	Specialty Retail 0.8%
	Kingfisher PLC	United Kingdom	871,388	3,760,188
	Tiffany & Co.	United States	91,210	7,062,390

				10,822,578

	Technology Hardware, Storage & Peripherals 5.2%
	Apple Inc.	United States	164,980	19,107,984
	Hewlett Packard Enterprise Co.	United States	417,670	9,664,884
	Samsung Electronics Co. Ltd.	South Korea	28,310	42,256,706

				71,029,574

	Wireless Telecommunication Services 2.8%
	SoftBank Group Corp.	Japan	324,800	21,575,533
[a]	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,565,743	10,803,627
	Vodafone Group PLC	United Kingdom	2,681,677	6,601,893

				38,981,053

	Total Common Stocks (Cost $1,097,251,263)			1,290,498,395

TG-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Principal Amount	Value
	Corporate Bonds (Cost $14,052,720) 1.2%
	Oil, Gas & Consumable Fuels 1.2%
[b]	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	$14,998,000	$16,261,582

	Total Investments before Short Term Investments (Cost $1,111,303,983)			1,306,759,977

	Short Term Investments 4.9%
	U.S. Government and Agency Securities (Cost $4,999,854) 0.4%
[c]	FFCB, 1/03/17	United States	5,000,000	5,000,000

	Time Deposits 4.5%
	Bank of Montreal, 0.42%, 1/03/17	United States	26,000,000	26,000,000
	Royal Bank of Canada, 0.48%, 1/03/17	United States	35,700,000	35,700,000

	Total Time Deposits (Cost $61,700,000)			61,700,000

	Total Investments (Cost $1,178,003,837) 100.0%			1,373,459,977
	Other Assets, less Liabilities (0.0)%†			(48,308)

	Net Assets 100.0%			$1,373,411,669

See Abbreviations on page TG- 28.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cThe security was issued on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2016

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost	$1,178,003,837

Value	$1,373,459,977
Cash	162,108
Receivables:
Investment securities sold	216,979
Capital shares sold	19,086
Dividends and interest	2,636,229
European Union tax reclaims	1,804,891
Other assets	113

Total assets	1,378,299,383

Liabilities:
Payables:
Investment securities purchased	2,869,794
Capital shares redeemed	371,150
Management fees	911,653
Distribution fees	387,466
Accrued expenses and other liabilities	347,651

Total liabilities	4,887,714

Net assets, at value	$1,373,411,669

Net assets consist of:
Paid-in capital	$1,171,044,807
Undistributed net investment income	25,406,323
Net unrealized appreciation (depreciation)	195,287,906
Accumulated net realized gain (loss)	(18,327,367)

Net assets, at value	$1,373,411,669

Class 1:
Net assets, at value	$453,996,895

Shares outstanding	32,593,048

Net asset value and maximum offering price per share	$13.93

Class 2:
Net assets, at value	$876,128,293

Shares outstanding	63,936,215

Net asset value and maximum offering price per share	$13.70

Class 4:
Net assets, at value	$43,286,481

Shares outstanding	3,129,489

Net asset value and maximum offering price per share	$13.83

TG-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2016

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $3,131,315)	$35,778,256
Interest	598,330
Income from securities loaned (net of fees and rebates)	808,807
Other income (Note 1d)	1,048,397

Total investment income	38,233,790

Expenses:
Management fees (Note 3a)	10,554,428
Distribution fees: (Note 3c)
Class 2	2,153,527
Class 4	156,712
Custodian fees (Note 4)	107,549
Reports to shareholders	196,485
Registration and filing fees	4,139
Professional fees	136,370
Trustees’ fees and expenses	6,460
Other	110,053

Total expenses	13,425,723
Expenses waived/paid by affiliates (Note 3e)	(45,133)

Net expenses	13,380,590

Net investment income	24,853,200

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(7,306,737)
Foreign currency transactions	(212,524)

Net realized gain (loss)	(7,519,261)

Net change in unrealized appreciation (depreciation) on:
Investments	105,996,349
Translation of other assets and liabilities denominated in foreign currencies	(91,779)
Change in deferred taxes on unrealized appreciation	95,682

Net change in unrealized appreciation (depreciation)	106,000,252

Net realized and unrealized gain (loss)	98,480,991

Net increase (decrease) in net assets resulting from operations	$123,334,191

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$24,853,200	$29,759,073
Net realized gain (loss)	(7,519,261)	131,046,091
Net change in unrealized appreciation (depreciation)	106,000,252	(259,448,984)

Net increase (decrease) in net assets resulting from operations	123,334,191	(98,643,820)

Distributions to shareholders from:
Net investment income:
Class 1	(10,324,588)	(15,123,132)
Class 2	(17,569,556)	(28,110,279)
Class 4	(854,329)	(1,358,156)
Net realized gains:
Class 1	(17,221,955)	—
Class 2	(33,791,595)	—
Class 4	(1,749,580)	—

Total distributions to shareholders	(81,511,603)	(44,591,567)

Capital share transactions: (Note 2)
Class 1	(29,290,497)	(58,388,439)
Class 2	(71,266,569)	(157,221,222)
Class 4	(6,073,422)	(7,679,959)

Total capital share transactions	(106,630,488)	(223,289,620)

Net increase (decrease) in net assets	(64,807,900)	(366,525,007)
Net assets:
Beginning of year	1,438,219,569	1,804,744,576

End of year	$1,373,411,669	$1,438,219,569

Undistributed net investment income included in net assets:
End of year	$25,406,323	$28,729,403

TG-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the

TG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	110,663	$1,440,832	326,516	$4,799,095
Shares issued in reinvestment of distributions	2,252,375	27,546,543	1,016,340	15,123,132
Shares redeemed	(4,377,350)	(58,277,872)	(5,310,550)	(78,310,666)

Net increase (decrease)	(2,014,312)	$(29,290,497)	(3,967,694)	$(58,388,439)

Class 2 Shares:
Shares sold	3,935,051	$50,119,612	2,945,698	$42,909,317
Shares issued in reinvestment of distributions	4,262,336	51,361,152	1,917,482	28,110,279
Shares redeemed	(13,462,698)	(172,747,333)	(15,863,936)	(228,240,818)

Net increase (decrease)	(5,265,311)	$(71,266,569)	(11,000,756)	$(157,221,222)

Class 4 Shares:
Shares sold	280,303	$3,402,727	307,977	$4,289,876
Shares issued in reinvestment of distributions	213,961	2,603,908	91,767	1,358,156
Shares redeemed	(920,832)	(12,080,057)	(916,167)	(13,327,991)

Net increase (decrease)	(426,568)	$(6,073,422)	(516,423)	$(7,679,959)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TG-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.781% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.09%	8,864,598	460,533,608	(469,398,206)	—	$—	$—	$—	—%

Annual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

f. Other Affiliated Transactions

At December 31, 2016, Franklin Templeton Variable Insurance Products Trust—Franklin Founding Funds Allocation VIP Fund owned 23.8% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the Fund had long-term capital loss carryforwards of $11,285,978.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$28,757,144	$44,591,567
Long term capital gain	52,754,459	—

	$81,511,603	$44,591,567

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,185,059,474

Unrealized appreciation	$293,583,077
Unrealized depreciation	(105,182,574)

Net unrealized appreciation (depreciation)	$188,400,503

Distributable earnings - undistributed ordinary income	$23,668,064

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $303,650,533 and $514,036,205, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TG-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,290,498,395	$—	$—	$1,290,498,395
Corporate Bonds	—	16,261,582	—	16,261,582
Short Term Investments	—	66,700,000	—	66,700,000

Total Investments in Securities	$1,290,498,395	$82,961,582	$—	$1,373,459,977

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	TG-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FFCB	Federal Farm Credit Bank

TG-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth VIP Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2017

Annual Report	TG-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $52,754,459 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 29.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2017 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TG-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/16, there were 305 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/16, there were 69 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/16, there were 55 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

tend to invest in lower grade debt issues. For the 12-month period ended 12/31/16, there were 109 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000TM Value Index is market capitalization weighted and measures performance of those Russell 2000TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500TM Value Index is market capitalization weighted and measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Annual Report

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	142	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (November 2016), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report	BOD-1

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	116	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	158	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, and Trustee	Chairman of the Board since 2013, and Trustee since 1988	142	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-2	Annual Report

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since May 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report	BOD-3

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

BOD-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	SI-1

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	VIP1 A 02/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $876,835 for the fiscal year ended December 31, 2016 and $897,776 for the fiscal year ended December 31, 2015.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $4,682 for the fiscal year ended December 31, 2016 and $4,590 for the fiscal year ended December 31, 2015. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $8,791 for the fiscal year ended December 31, 2015. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $349,307 for the fiscal year ended December 31, 2016 and $595,846 for the fiscal year ended December 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, and compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $353,989 for the fiscal year ended December 31, 2016 and $609,227 for the fiscal year ended December 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 24, 2017

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date February 24, 2017